     As filed with the Securities and Exchange Commission on April 9, 2003.

                                                               File No. 33-37577
                                                                       811-05439

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

         Pre-Effective Amendment No.                                         [ ]
                                     ------
         Post-Effective Amendment No.   20                                   [X]
                                      ------

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                  Amendment No.    105                                       [X]
                                --------

                        FORTIS BENEFITS INSURANCE COMPANY
                               VARIABLE ACCOUNT D
                           (Exact Name of Registrant)

                        FORTIS BENEFITS INSURANCE COMPANY
                               (Name of Depositor)
                              576 BIELENBERG DRIVE
                               WOODBURY, MN 55125
                   (Address of Depositor's Principal Offices)

                                 (651) 631-5590
               (Depositor's Telephone Number, Including Area Code)

                               Marianne O'Doherty
                   Hartford Life and Annuity Insurance Company
                                  P.O. Box 2999
                             Hartford, CT 06104-2999
                     (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of the registration statement.

It is proposed that this filing will become effective:

     _____  immediately upon filing pursuant to paragraph (b) of Rule 485
     __X__  on May 1, 2003 pursuant to paragraph (b) of Rule 485
     _____  60 days after filing pursuant to paragraph (a)(1) of Rule 485
     _____  on __________, pursuant to paragraph (a)(1) of Rule 485
     _____ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PURSUANT TO RULE 24F-2(a)(1) UNDER THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT HAS REGISTERED AN INDEFINITE AMOUNT OF SECURITIES.

                                   PART A

FORTIS MASTERS VARIABLE ANNUITY
VARIABLE ACCOUNT D
ISSUED BY:
FORTIS BENEFITS INSURANCE COMPANY
P.O. BOX 64272
ST. PAUL, MINNESOTA 55164
ADMINISTERED BY:
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
P.O. BOX 5085
HARTFORD, CONNECTICUT 06102-5085
TELEPHONE: 1-800-862-6668 (CONTRACT OWNERS)
1-800-862-7155 (REGISTERED REPRESENTATIVES)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

This prospectus describes information you should know before you purchase the Fortis Masters Variable Annuity. Please read it carefully.

Fortis Masters Variable Annuity is a contract between you and Fortis Benefits Insurance Company where you agree to make at least one Premium Payment and Fortis agrees to make a series of Annuity Payouts at a later date. This Contract is a flexible premium, tax-deferred, variable annuity offered to both individuals and groups. It is:

x  Flexible, because you may add Premium Payments at any time.

x Tax-deferred, which means you don't pay taxes until you take money out or until we start to make Annuity Payouts.

x Variable, because the value of your Contract will fluctuate with the performance of the underlying Funds.
--------------------------------------------------------------------------------

At the time you purchase your Contract, you allocate your Premium Payment to "Sub-Accounts." These are subdivisions of our Separate Account, an account that keeps your Contract assets separate from our company assets. The Sub-Accounts then purchase shares of mutual funds set up exclusively for variable annuity or variable life insurance products. These are not the same mutual funds that you buy through your stockbroker or through a retail mutual fund. They may have similar investment strategies and the same portfolio managers as retail mutual funds. This Contract offers you Funds with investment strategies ranging from conservative to aggressive and you may pick those Funds that meet your investment goals and risk tolerance. The Sub-Accounts and the Funds are listed below:


- HARTFORD ADVISERS HLS FUND SUB-ACCOUNT which purchases Class IA shares of Hartford Advisers HLS Fund of Hartford Series Fund, Inc.



- HARTFORD BLUE CHIP STOCK HLS FUND SUB-ACCOUNT which purchases Class IA shares of Hartford Blue Chip Stock HLS Fund of Hartford HLS Series Fund II, Inc.



- HARTFORD BOND HLS FUND SUB-ACCOUNT which purchases Class IA shares of Hartford Bond HLS Fund of Hartford Series Fund, Inc.



- HARTFORD CAPITAL APPRECIATION HLS FUND SUB-ACCOUNT which purchases Class IA shares of Hartford Capital Appreciation HLS Fund of Hartford Series Fund, Inc.



- HARTFORD CAPITAL OPPORTUNITIES HLS FUND SUB-ACCOUNT which purchases Class IA shares of Hartford Capital Opportunities HLS Fund of Hartford HLS Series Fund II, Inc.



- HARTFORD GLOBAL LEADERS HLS FUND SUB-ACCOUNT which purchases Class IA shares of Hartford Global Leaders HLS Fund of Hartford Series Fund, Inc.



- HARTFORD GROWTH AND INCOME HLS FUND SUB-ACCOUNT which purchases Class IA shares of Hartford Growth and Income HLS Fund of Hartford Series Fund, Inc.



- HARTFORD GROWTH OPPORTUNITIES HLS FUND SUB-ACCOUNT which purchases Class IA shares of Hartford Growth Opportunities HLS Fund of Hartford HLS Series Fund II, Inc.



- HARTFORD HIGH YIELD HLS FUND SUB-ACCOUNT which purchases Class IA shares of Hartford High Yield HLS Fund of Hartford Series Fund, Inc.



- HARTFORD INDEX HLS FUND SUB-ACCOUNT which purchases Class IA shares of Hartford Index HLS Fund of Hartford Series Fund, Inc.



- HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND SUB-ACCOUNT which purchases Class IA shares of Hartford International Opportunities HLS Fund of Hartford Series Fund, Inc.

- HARTFORD INTERNATIONAL STOCK HLS FUND SUB-ACCOUNT which purchases Class IA shares of Hartford International Stock HLS Fund of Hartford HLS Series Fund II, Inc.



- HARTFORD LARGE CAP GROWTH HLS FUND SUB-ACCOUNT which purchases Class IA shares of Hartford LargeCap Growth HLS Fund of Hartford HLS Series Fund II, Inc.



- HARTFORD MID CAP STOCK HLS FUND SUB-ACCOUNT which purchases Class IA shares of Hartford MidCap Stock HLS Fund of Hartford HLS Series Fund II, Inc.



- HARTFORD MONEY MARKET HLS FUND SUB-ACCOUNT which purchases Class IA shares of Hartford Money Market HLS Fund of Hartford Series Fund, Inc.



- HARTFORD MULTISECTOR BOND HLS FUND SUB-ACCOUNT which purchases Class IA shares of Hartford Multisector Bond HLS Fund of Hartford HLS Series Fund II, Inc.



- HARTFORD SMALLCAP GROWTH HLS FUND SUB-ACCOUNT which purchases Class IA shares of Hartford SmallCap Growth HLS Fund of Hartford HLS Series Fund II, Inc.



- HARTFORD SMALL CAP VALUE HLS FUND SUB-ACCOUNT which purchases Class IA shares of Hartford SmallCap Value HLS Fund of Hartford HLS Series Fund II, Inc.



- HARTFORD STOCK HLS FUND SUB-ACCOUNT which purchases Class IA shares of Hartford Stock HLS Fund of Hartford Series Fund, Inc.



- HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND SUB-ACCOUNT which purchases Class IA shares of Hartford U.S. Government Securities HLS Fund of Hartford HLS Series Fund II, Inc.



- HARTFORD VALUE OPPORTUNITIES HLS FUND SUB-ACCOUNT which purchases Class IA shares of Hartford Value Opportunities HLS Fund of Hartford HLS Series Fund II, Inc.


You may also allocate some or all of your Premium Payment to a Guarantee Period in our General Account. A Guarantee Period guarantees a rate of interest until a specified maturity date and may be subject to a Market Value Adjustment. Premium Payments allocated to a Guarantee Period are not segregated from our company assets like the assets of the Separate Account.


If you decide to buy this Contract, you should keep this prospectus for your records. You can also call us at 1-800-862-6668 to get a Statement of Additional Information, free of charge. The Statement of Additional Information contains more information about this Contract, and includes Financial Statements for Hartford and the Separate Account. Like this prospectus, the Statement of Additional Information is filed with the Securities and Exchange Commission ("SEC").



Although we file the prospectus and the Statement of Additional Information with the SEC, the SEC doesn't approve or disapprove these securities or determine if the information in this prospectus is truthful or complete. Anyone who represents that the SEC does these things may be guilty of a criminal offense. This prospectus and the Statement of Additional Information can also be obtained from the SEC's website (http:/www.sec.gov).


This Contract IS NOT:

 -  A bank deposit or obligation

 -  Federally insured

 -  Endorsed by any bank or governmental agency

This Contract may not be available for sale in all states.
--------------------------------------------------------------------------------

PROSPECTUS DATED: MAY 1, 2003


STATEMENT OF ADDITIONAL INFORMATION DATED: MAY 1, 2003

FORTIS BENEFITS INSURANCE COMPANY                                              3
--------------------------------------------------------------------------------

TABLE OF CONTENTS


                                                                PAGE
----------------------------------------------------------------------
DEFINITIONS                                                       4
----------------------------------------------------------------------
FEE TABLES                                                        6
----------------------------------------------------------------------
HIGHLIGHTS                                                        9
----------------------------------------------------------------------
GENERAL CONTRACT INFORMATION                                     10
----------------------------------------------------------------------
  Fortis Benefits Insurance Company                              10
----------------------------------------------------------------------
  The Separate Account                                           10
----------------------------------------------------------------------
  The Funds                                                      11
----------------------------------------------------------------------
PERFORMANCE RELATED INFORMATION                                  13
----------------------------------------------------------------------
  Guarantee Periods                                              13
----------------------------------------------------------------------
THE CONTRACT                                                     15
----------------------------------------------------------------------
  Purchases and Contract Value                                   15
----------------------------------------------------------------------
  Charges and Fees                                               17
----------------------------------------------------------------------
  Death Benefit                                                  18
----------------------------------------------------------------------
  Surrenders                                                     20
----------------------------------------------------------------------
ANNUITY PAYOUTS                                                  21
----------------------------------------------------------------------
OTHER PROGRAMS AVAILABLE                                         23
----------------------------------------------------------------------
OTHER INFORMATION                                                23
----------------------------------------------------------------------
  Legal Matters                                                  24
----------------------------------------------------------------------
  More Information                                               24
----------------------------------------------------------------------
FEDERAL TAX CONSIDERATIONS                                       24
----------------------------------------------------------------------
INFORMATION REGARDING TAX-QUALIFIED RETIREMENT PLANS             28
----------------------------------------------------------------------
ACCUMULATION UNIT VALUES                                         32
----------------------------------------------------------------------
FURTHER INFORMATION ABOUT FORTIS BENEFITS INSURANCE COMPANY      34
----------------------------------------------------------------------
TABLE OF CONTENTS TO STATEMENT OF ADDITIONAL INFORMATION         38
----------------------------------------------------------------------
APPENDIX I -- SAMPLE MARKET VALUE ADJUSTMENT CALCULATIONS        39
----------------------------------------------------------------------
APPENDIX II -- INVESTMENTS BY FORTIS                             40
----------------------------------------------------------------------
FORTIS BENEFITS FINANCIAL STATEMENTS                            F-1
----------------------------------------------------------------------

4                                              FORTIS BENEFITS INSURANCE COMPANY
--------------------------------------------------------------------------------

DEFINITIONS

These terms are capitalized when used throughout this prospectus. Please refer to these defined terms if you have any questions as you read your prospectus.

ACCOUNT: Any of the Sub-Accounts or Guarantee Periods.

ACCUMULATION PERIOD: The time after you purchase the Contract until we begin to make Annuity Payouts.

ACCUMULATION UNITS: If you allocate your Premium Payment to any of the Sub-Accounts, we will convert those payments into Accumulation Units in the selected Sub-Accounts. Accumulation Units are valued at the end of each Valuation Day and are used to calculate the value of your Contract prior to Annuitization.

ACCUMULATION UNIT VALUE: The daily price of Accumulation Units on any Valuation Day.

ADMINISTRATIVE OFFICE: Hartford Life and Annuity Insurance Company administers these Contracts. Our location and overnight mailing address is: 200 Hopmeadow Street, Simsbury, Connecticut 06089. Our standard mailing address is: Investment Product Services, P.O. Box 5085, Hartford, Connecticut 06102-5085.

ANNIVERSARY VALUE: The value equal to the Contract Value as of a Contract Anniversary, increased by the dollar amount of any Premium Payments made since that anniversary and reduced by the dollar amount of any partial Surrenders since that anniversary.

ANNUAL WITHDRAWAL AMOUNT: This is the amount you can Surrender each Contract Year without paying a Contingent Deferred Sales Charge. This amount is non-cumulative, meaning that it cannot be carried over from one year to the next.

ANNUITANT: The person on whose life the Contract is based. The Annuitant may not be changed after your Contract is issued.

ANNUITY CALCULATION DATE: The date we calculate the first Annuity Payout.

ANNUITY PAYOUT: The money we pay out after the Annuity Commencement Date for the duration and frequency you select.

ANNUITY PAYOUT OPTION: Any of the options available for payout after the Annuity Commencement Date or death of the Contract Owner or Annuitant.

ANNUITY PERIOD: The time during which we make Annuity Payouts.

ANNUITY UNIT: The unit of measure we use to calculate the value of your Annuity Payouts under a variable dollar amount Annuity Payout Option.

ANNUITY UNIT VALUE: The daily price of Annuity Units on any Valuation Day.

BENEFICIARY: The person entitled to receive a Death Benefit upon the death of the Contract Owner.

CHARITABLE REMAINDER TRUST: An irrevocable trust, where an individual donor makes a gift to the trust, and in return receives an income tax deduction. In addition, the individual donor has the right to receive a percentage of the trust earnings for a specified period of time.

CODE: The Internal Revenue Code of 1986, as amended.

CONTINGENT ANNUITANT: The person you may designate to become the Annuitant if the original Annuitant dies before the Annuity Commencement Date. You must name a Contingent Annuitant before the original Annuitant's death. This is only available if you own a Non-Qualified Contract.

CONTINGENT DEFERRED SALES CHARGE: The deferred sales charge that may apply when you make a full or partial Surrender.


CONTRACT: The individual Annuity Contract and any endorsements or riders. Group participants and some individuals may receive a certificate rather than a Contract.


CONTRACT ANNIVERSARY: The anniversary of the date we issued your Contract. If the Contract Anniversary falls on a Non-Valuation Day, then the Contract Anniversary will be the next Valuation Day.

CONTRACT OWNER OR YOU: The owner or holder of the Contract described in this prospectus. We do not capitalize "you" in the prospectus.

CONTRACT VALUE: The total value of the Accounts on any Valuation Day.

CONTRACT YEAR: Any 12 month period between Contract Anniversaries, beginning with the date the Contract was issued.

DEATH BENEFIT: The amount payable after the Contract Owner or the Annuitant dies.

DOLLAR COST AVERAGING: A program that allows you to systematically make transfers between Accounts available in your Contract.

FORTIS: Fortis Benefits Insurance Company, the company that issued this Contract.

GENERAL ACCOUNT: This account holds our company assets and any assets not allocated to a Separate Account. The assets in this account are available to the creditors of Fortis and/or Hartford.

JOINT ANNUITANT: The person on whose life Annuity Payouts are based if the Annuitant dies after Annuitization. You may name a Joint Annuitant only if your Annuity Payout Option provides for a survivor. The Joint Annuitant may not be changed.

MARKET VALUE ADJUSTMENT: An adjustment that either increases or decreases the amount we pay you under certain circumstances.

NET INVESTMENT FACTOR: This is used to measure the investment performance of a Sub-Account from one Valuation Day to

FORTIS BENEFITS INSURANCE COMPANY                                              5
--------------------------------------------------------------------------------
the next, and is also used to calculate your Annuity Payout amount.

NON-VALUATION DAY: Any day the New York Stock Exchange is not open for trading.

PAYEE: The person or party you designate to receive Annuity Payouts.

PREMIUM PAYMENT: Money sent to us to be invested in your Contract.

PREMIUM TAX: A tax charged by a state or municipality on Premium Payments.

QUALIFIED CONTRACT: A Contract that is defined as a tax-qualified retirement plan in the Code.

REQUIRED MINIMUM DISTRIBUTION: A federal requirement that individuals age 70 1/2 and older must take a distribution from their tax-qualified retirement account by December 31, each year. For employer sponsored Qualified Contracts, the individual must begin taking distributions at the age of 70 1/2 or upon retirement, whichever comes later.

SUB-ACCOUNT VALUE: The value on or before the Annuity Calculation Date, which is determined on any day by multiplying the number of Accumulation Units by the Accumulation Unit Value for that Sub-Account.

SURRENDER: A complete or partial withdrawal from your Contract.

SURRENDER VALUE: The amount we pay you if you terminate your Contract before the Annuity Commencement Date. The Surrender Value is equal to the Contract Value minus any applicable charges and increased or decreased, as applicable, by any Market Value Adjustment.

VALUATION DAY: Every day the New York Stock Exchange is open for trading. Values of the Separate Account are determined as of the close of the New York Stock Exchange, generally 4:00 p.m. Eastern Time.

VALUATION PERIOD: The time span between the close of trading on the New York Stock Exchange from one Valuation Day to the next.

6                                              FORTIS BENEFITS INSURANCE COMPANY
--------------------------------------------------------------------------------


                                   FEE TABLES



The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.



This table describes the fees and expenses that you will pay at the time that you purchase the Contract or Surrender the Contract. Charges for state premium taxes may also be deducted when you purchase the Contract, upon Surrender or when we start to make Annuity Payouts.



CONTRACT OWNER TRANSACTION EXPENSES

SALES CHARGE IMPOSED ON PURCHASES (as a percentage of
  Premium Payments)                                             None
---------------------------------------------------------------------
MAXIMUM CONTINGENT DEFERRED SALES CHARGE (as a percentage of
  Premium Payments) (1)                                            7%
    First Year (2)                                                 7%
---------------------------------------------------------------------
    Second Year                                                    6%
---------------------------------------------------------------------
    Third Year                                                     5%
---------------------------------------------------------------------
    Fourth Year                                                    4%
---------------------------------------------------------------------
    Fifth Year                                                     3%
---------------------------------------------------------------------
    Sixth Year                                                     2%
---------------------------------------------------------------------
    Seventh Year                                                   1%
---------------------------------------------------------------------
    Eighth Year                                                    0%
---------------------------------------------------------------------



(1) Each Premium Payment has its own Contingent Deferred Sales Charge schedule. The Contingent Deferred Sales Charge is not assessed on partial Surrenders which do not exceed the Annual Withdrawal Amount.



(2) Length of time from Premium Payment.



This table describes the fees and expenses that you will pay periodically and on a daily basis during the time that you own the Contract, not including fees and expenses of the underlying Funds.



SEPARATE ACCOUNT ANNUAL EXPENSES (as a percentage of average daily Sub-Account value)
    Mortality and Expense Risk Charge                           1.25%
---------------------------------------------------------------------
    Administrative Charge                                       0.10%
---------------------------------------------------------------------
    Total Separate Account Annual Expenses                      1.35%
---------------------------------------------------------------------

FORTIS BENEFITS INSURANCE COMPANY                                              7
--------------------------------------------------------------------------------


THIS TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL FUND OPERATING EXPENSES CHARGED BY THE UNDERLYING FUNDS THAT YOU MAY PAY ON A DAILY BASIS DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.



                                                           Minimum      Maximum
---------------------------------------------------------------------------------
Total Annual Fund Operating Expenses
(these are expenses that are deducted from Fund
assets, including management fees, Rule 12b-1
distribution and/or service fees, and other expenses)       0.44%        1.05%
---------------------------------------------------------------------------------


                         Annual Fund Operating Expenses
                           As of the Fund's Year End
                        (As a percentage of net assets)


                                                                                           TOTAL FUND
                                                                                 OTHER     OPERATING
                                                              MANAGEMENT FEES   EXPENSES    EXPENSES
-----------------------------------------------------------------------------------------------------
Hartford Advisers HLS Fund                                         0.63%          0.04%       0.67%
-----------------------------------------------------------------------------------------------------
Hartford Blue Chip Stock HLS Fund                                  0.88%          0.04%       0.92%
-----------------------------------------------------------------------------------------------------
Hartford Bond HLS Fund                                             0.47%          0.04%       0.51%
-----------------------------------------------------------------------------------------------------
Hartford Capital Appreciation HLS Fund                             0.64%          0.05%       0.69%
-----------------------------------------------------------------------------------------------------
Hartford Capital Opportunities HLS Fund                            0.90%          0.15%       1.05%
-----------------------------------------------------------------------------------------------------
Hartford Global Leaders HLS Fund                                   0.74%          0.07%       0.81%
-----------------------------------------------------------------------------------------------------
Hartford Growth and Income HLS Fund                                0.75%          0.04%       0.79%
-----------------------------------------------------------------------------------------------------
Hartford Growth Opportunities HLS Fund                             0.62%          0.04%       0.66%
-----------------------------------------------------------------------------------------------------
Hartford High Yield HLS Fund                                       0.78%          0.04%       0.82%
-----------------------------------------------------------------------------------------------------
Hartford Index HLS Fund                                            0.40%          0.04%       0.44%
-----------------------------------------------------------------------------------------------------
Hartford International Opportunities HLS Fund                      0.72%          0.09%       0.81%
-----------------------------------------------------------------------------------------------------
Hartford International Stock HLS Fund                              0.85%          0.12%       0.97%
-----------------------------------------------------------------------------------------------------
Hartford Large Cap Growth HLS Fund                                 0.90%          0.05%       0.95%
-----------------------------------------------------------------------------------------------------
Hartford Mid Cap Stock HLS Fund                                    0.90%          0.07%       0.97%
-----------------------------------------------------------------------------------------------------
Hartford Money Market HLS Fund                                     0.45%          0.04%       0.49%
-----------------------------------------------------------------------------------------------------
Hartford Multisector Bond HLS Fund                                 0.75%          0.08%       0.83%
-----------------------------------------------------------------------------------------------------
Hartford SmallCap Growth HLS Fund                                  0.64%          0.05%       0.69%
-----------------------------------------------------------------------------------------------------
Hartford Small Cap Value HLS Fund                                  0.87%          0.05%       0.92%
-----------------------------------------------------------------------------------------------------
Hartford Stock HLS Fund                                            0.46%          0.03%       0.49%
-----------------------------------------------------------------------------------------------------
Hartford U.S. Government Securities HLS Fund                       0.46%          0.03%       0.49%
-----------------------------------------------------------------------------------------------------
Hartford Value Opportunities HLS Fund                              0.69%          0.04%       0.73%
-----------------------------------------------------------------------------------------------------

8                                              FORTIS BENEFITS INSURANCE COMPANY
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EXAMPLE


THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE CONTRACT WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE CONTRACT OWNER TRANSACTION CONTRACT FEES, SEPARATE ACCOUNT ANNUAL EXPENSES, AND FUND FEES AND EXPENSES.



THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND ASSUMES THE MAXIMUM FEES AND EXPENSES OF ANY OF THE FUNDS. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:



(1) If you Surrender your Contract at the end of the applicable time period:



1 year                                                         $  911
----------------------------------------------------------------------
3 years                                                        $1,257
----------------------------------------------------------------------
5 years                                                        $1,594
----------------------------------------------------------------------
10 years                                                       $2,761
----------------------------------------------------------------------



(2) If you annuitize at the end of the applicable time period:



1 year                                                         $  246
----------------------------------------------------------------------
3 years                                                        $  757
----------------------------------------------------------------------
5 years                                                        $1,294
----------------------------------------------------------------------
10 years                                                       $2,761
----------------------------------------------------------------------



(3) If you do not Surrender your Contract:



1 year                                                         $  246
----------------------------------------------------------------------
3 years                                                        $  757
----------------------------------------------------------------------
5 years                                                        $1,294
----------------------------------------------------------------------
10 years                                                       $2,761
----------------------------------------------------------------------

FORTIS BENEFITS INSURANCE COMPANY                                              9
--------------------------------------------------------------------------------

HIGHLIGHTS

HOW DO I PURCHASE THIS CONTRACT?

You must complete our application or order request and submit it to us for approval with your first Premium Payment. Your first Premium Payment must be at least $5,000 and subsequent Premium Payments must be at least $50, unless you take advantage of our InvestEase-Registered Trademark- Program or are part of certain retirement plans.

 - For a limited time, usually within ten days after you receive your Contract, you may cancel your Contract. You may bear the investment risk for your Premium Payment prior to our receipt of your request for cancellation.

WHAT TYPE OF SALES CHARGE WILL I PAY?

You don't pay a sales charge when you purchase your Contract.

We may charge you a Contingent Deferred Sales Charge when you partially or fully Surrender your Contract. The Contingent Deferred Sales Charge will depend on the amount you choose to Surrender and the length of time the Premium Payment you made has been in your Contract.

The percentage used to calculate the Contingent Deferred Sales Charge is equal to:

NUMBER OF YEARS FROM  CONTINGENT DEFERRED
  PREMIUM PAYMENT        SALES CHARGE
-----------------------------------------
         1                   7%
-----------------------------------------
         2                   6%
-----------------------------------------
         3                   5%
-----------------------------------------
         4                   4%
-----------------------------------------
         5                   3%
-----------------------------------------
         6                   2%
-----------------------------------------
         7                   1%
-----------------------------------------
     8 or more               0%
-----------------------------------------

You won't be charged a Contingent Deferred Sales Charge on:

x  The Annual Withdrawal Amount

x Premium Payments or earnings that have been in your Contract for more than seven years

x  Distributions made due to death


x  Distributions under a program for substantially equal periodic payments



x  Most payments we make to you as Annuity Payouts


WHAT CHARGES WILL I PAY ON AN ANNUAL BASIS?

You pay the following charges each year:

- MORTALITY AND EXPENSE RISK CHARGE -- This charge is for insurance. It is subtracted daily and is equal to an annual charge of 1.25% of your Contract Value invested in the Funds.

- ADMINISTRATIVE CHARGE -- This is a charge for the administration of the Contract. It is subtracted daily and is equal to an annual charge of 0.10% of the Contract Value held in the Separate Account.

- ANNUAL FUND OPERATING EXPENSES -- These are charges for the Funds. See the Annual Fund Operating Expenses table for more complete information and the Funds' prospectuses accompanying this prospectus.

CAN I TAKE OUT ANY OF MY MONEY?

You may Surrender all or part of the amounts you have invested at any time before we start making Annuity Payouts.

- You may have to pay income tax on the money you take out and, if you Surrender before you are age 59 1/2, you may have to pay an income tax penalty.

- You may have to pay a Contingent Deferred Sales Charge and a Market Value Adjustment on the amount you Surrender.

IS THERE A MARKET VALUE ADJUSTMENT?

Surrenders and other withdrawals from a Guarantee Period in our General Account more than fifteen days from the end of a Guarantee Period are subject to a Market Value Adjustment. The Market Value Adjustment may increase or reduce the General Account value of your Contract. The Market Value Adjustment is computed using a formula that is described in this prospectus under "Market Value Adjustment".

WHAT INVESTMENT CHOICES ARE AVAILABLE?

You may allocate your Premium Payment or Contract Values among the following investment choices:

- The variable Sub-Accounts that invest in underlying Funds; and/or

- One or more Guarantee Periods, which may be subject to a Market Value Adjustment.

Guarantee Periods are not available for Contracts issued in Pennsylvania or Nevada.

WILL FORTIS PAY A DEATH BENEFIT?

There is a Death Benefit if the Contract Owner or the Annuitant dies before we begin to make Annuity Payouts. The Death Benefit amount will remain invested in the Sub-Accounts according to your last instructions and will fluctuate with the performance of the underlying Funds until we receive proof of death and complete instructions from the Beneficiary.

If your Contract was issued with the Enhanced Death Benefit Rider and death occurs before the earlier of the Contract Owner's or Annuitant's 75th birthday, the Death Benefit is the greatest of:

- The total Premium Payments you have made to us minus the dollar amount of partial Surrenders, compounded annually at 3% and capped at a maximum of 200% of total Premium

10                                             FORTIS BENEFITS INSURANCE COMPANY
--------------------------------------------------------------------------------

  Payments minus the dollar amount of any partial Surrenders (the "Rollup Amount"); or

- The Contract Value of your Contract adjusted for any applicable Market Value Adjustment; or


- The Contract Value on the last Contract Seven Year Anniversary before the earlier of the date of death, or the Contract Owner's or the Annuitant's 75th birthday, adjusted for any applicable Market Value Adjustment, minus the dollar amount of any partial Surrenders since that Seven Year Anniversary.


Your Contract's Seven Year Anniversary is the seventh anniversary of the date your Contract was issued, and each following seventh anniversary of that date.

See "Death Benefit" for a complete description for the Death Benefit applicable to your Contract.

WHAT ANNUITY PAYOUT OPTIONS ARE AVAILABLE?

When it comes time for us to make payouts, you may choose one of the following Annuity Payout Options: Life Annuity, Life Annuity with Payments for 10 or 20 years, Joint and Full Survivor Life Annuity, and Joint and 1/2 Contingent Survivor Life Annuity. We may make other Annuity Payout Options available at any time.


You must begin to take payouts by the Annuitant's 110th birthday unless you elect a later date to begin receiving payments subject to the laws and regulations then in effect and our approval. The date you select may have tax consequences, so please check with a qualified tax advisor. You cannot begin to take Annuity Payouts until the completion of the 2nd Contract Year. If you do not tell us what Annuity Payout Option you want before that time, we will make Automatic Annuity Payouts under the Life Annuity with Payments for a Period Certain Payout Option with a ten-year period certain payment option. Depending on the investment allocation of your Contract in effect on the Annuity Commencement Date, we will make Automatic Annuity Payouts that are:



- fixed dollar amount Automatic Annuity Payouts,


- variable dollar amount Automatic Annuity Payouts, or



- a combination of fixed dollar amount and variable dollar amount Automatic Annuity Payouts.


GENERAL CONTRACT INFORMATION
--------------------------------------------------------------------------------

FORTIS BENEFITS INSURANCE COMPANY

Fortis Benefits Insurance Company ("Fortis") is the issuer of the contracts. Fortis is a Minnesota corporation founded in 1910. It is qualified to sell life insurance and annuity contracts in the District of Columbia and in all states except New York. Fortis is an indirectly wholly owned subsidiary of Fortis, Inc., which is itself indirectly owned 50% by Fortis N.V. and 50% by Fortis FA/NV. Fortis, Inc. manages the United States operations for these two companies.

Fortis N.V. is a diversified financial services company headquartered in Utrecht, The Netherlands, where its insurance operations began in 1847. Fortis FA/NV is a diversified financial services company headquartered in Brussels, Belgium, where its insurance operations began in 1824. Fortis N.V. and Fortis FA/ NV have merged their operating companies under the trade name of Fortis. The Fortis group of companies is active in insurance, banking, financial services, and real estate development in the Netherlands, Belgium, the United States, Western Europe, and the Pacific Rim.

All of the guarantees and commitments under the contracts are general obligations of Fortis, regardless of whether you have allocated the contract value to the Separate Account or to the General Account. None of Fortis' affiliated companies has any legal obligation to back Fortis' obligations under the Contracts.

On April 1, 2001, Fortis, Inc., the parent company of Fortis entered into an agreement with Hartford Life and Annuity Insurance Company ("Hartford") to reinsure the obligations of Fortis under the variable annuity Contracts and to provide administration for the Contracts. Hartford was originally incorporated under the laws of Wisconsin on January 9, 1956, and subsequently redomiciled to Connecticut. Hartford's offices are located in Simsbury, Connecticut; however, its mailing address is P.O. Box 2999, Hartford, CT 06104-2999. Hartford is ultimately controlled by The Hartford Financial Services Group, Inc., one of the largest financial service providers in the United States.

                                FORTIS' RATINGS


                        EFFECTIVE DATE
    RATING AGENCY         OF RATING       RATING      BASIS OF RATING
------------------------------------------------------------------------
 A.M. Best and
 Company, Inc.             3/11/03          A       Financial Strength
------------------------------------------------------------------------


These ratings apply to Fortis' ability to meet its obligations under the Contract. The ratings do not apply to the Separate Account or the underlying Funds.

THE SEPARATE ACCOUNT

The Separate Account is where we set aside and invest the assets of some of our annuity contracts, including this Contract. The Separate Account was established on October 14, 1987 as "Variable Account D" and is registered as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision by the SEC of the management or the investment practices of the Separate Account, Fortis or
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FORTIS BENEFITS INSURANCE COMPANY                                             11
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Hartford. The Separate Account meets the definition of "Separate Account" under federal securities law. This Separate Account holds only assets for variable annuity contracts. The Separate Account:

- Holds assets for your benefit and the benefit of other Contract Owners, and the persons entitled to the payouts described in the Contract.

- Is not subject to the liabilities arising out of any other business Fortis or Hartford may conduct.

- Is not affected by the rate of return of Fortis' General Account or Hartford's General Account or by the investment performance of any of Fortis' or Hartford's other Separate Accounts.

- May be subject to liabilities from a Sub-Account of the Separate Account that holds assets of other variable annuity contracts offered by the Separate Account, which are not described in this prospectus.

- Is credited with income and gains, and takes losses, whether or not realized, from the assets it holds.

We do not guarantee the investment results of the Separate Account. There is no assurance that the value of your Contract will equal the total of the payments you make to us.

THE FUNDS


Hartford Series Fund, Inc. is a Maryland Corporation registered with the Securities and Exchange Commission as an open-end management investment company. Hartford HLS Funds are sponsored and administered by Hartford. Hartford Advisers HLS Fund, Hartford Bond HLS Fund, Hartford Index HLS Fund and Hartford Money Market HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford High Yield HLS Fund, Hartford International Opportunities HLS Fund, Hartford Global Leaders HLS Fund, Hartford Growth and Income HLS Fund and Hartford Stock HLS Fund are series of Hartford Series Fund, Inc.



Hartford HLS Series Fund II, Inc. is a Maryland corporation registered with the Securities and Exchange Commission as an open-end management investment company. Hartford U.S. Government Securities HLS Fund, Hartford Multisector Bond HLS Fund, Hartford International Stock HLS Fund, Hartford Value Opportunities HLS Fund, Hartford Capital Opportunities HLS Fund, Hartford Blue Chip Stock HLS Fund, Hartford Large Cap Growth HLS Fund, Hartford Mid Cap Stock HLS Fund, Hartford Growth Opportunities HLS Fund, Hartford Small Cap Value HLS Fund and Hartford SmallCap Growth HLS Fund are series of the Hartford HLS Series Fund
II, Inc.,



HL Investment Advisors, LLC ("HL Advisors") serves as the investment adviser to the Funds.



Hartford Capital Appreciation HLS Fund, Hartford International Opportunities HLS Fund, Hartford Global Leaders HLS Fund, Hartford Advisers HLS Fund, Hartford Value Opportunities HLS Fund, Hartford Growth and Income HLS Fund, Hartford Growth Opportunities HLS Fund, Hartford SmallCap Growth HLS Fund and Hartford Stock HLS Fund are sub-advised by Wellington Management Company, LLP ("Wellington").



Hartford Money Market HLS Fund, Hartford U.S. Government Securities HLS Fund, Hartford Bond HLS Fund, Hartford High Yield HLS Fund, and Hartford Index HLS Fund are sub-advised by Hartford Investment Management Company ("HIMCO").



Hartford Multisector Bond HLS Fund is sub-advised by A I M Capital Management, Inc.



Hartford International Stock HLS Fund is sub-advised by Lazard Asset Management.



Hartford Blue Chip Stock HLS Fund is sub-advised by T. Rowe Price
Associates, Inc.



Hartford Capital Opportunities HLS Fund is sub-advised by Massachusetts Financial Services Company.



Hartford Large Cap Growth HLS Fund is sub-advised by Alliance Capital Management L.P.



Hartford Mid Cap Stock HLS Fund is sub-advised by The Dreyfus Corporation.



Hartford Small Cap Value HLS Fund is sub-advised by Janus Capital Management, LLC. which has contracted with Perkins, Wolf, McDonnell & Company to provide day-to-day investment management for the Series.



The shares of certain Hartford HLS Fund have been divided into Class IA and Class IB. Only Class IA shares are available in this Contract.


We do not guarantee the investment results of any of the underlying Funds. Since each underlying Fund has different investment objectives, each is subject to different risks. These risks and the Funds' expenses are more fully described in the accompanying Funds' prospectus, and the Funds' Statement of Additional Information which may be ordered from us. The Funds' prospectus should be read in conjunction with this Prospectus before investing.

The Funds may not be available in all states.

The investment goals of each of the Funds are as follows:


HARTFORD ADVISERS HLS FUND -- Seeks maximum long-term total return. Sub-advised by Wellington Management.



HARTFORD BLUE CHIP STOCK HLS FUND -- Seeks long-term growth of capital. Current income is a secondary objective. Sub-advised by T. Rowe Price Associates, Inc.



HARTFORD BOND HLS FUND -- Seeks a high level of current income, consistent with a competitive total return, as compared to bond funds with similar investment objectives and policies. Sub-advised by HIMCO.



HARTFORD CAPITAL APPRECIATION HLS FUND -- Seeks growth of capital. Sub-advised by Wellington Management.

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12                                             FORTIS BENEFITS INSURANCE COMPANY
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HARTFORD CAPITAL OPPORTUNITIES HLS FUND -- Seeks capital appreciation.
Sub-advised by Massachusetts Financial Services Company.



HARTFORD GLOBAL LEADERS HLS FUND -- Seeks growth of capital. Sub-advised by Wellington Management.



HARTFORD GROWTH AND INCOME HLS FUND -- Seeks growth of capital and current income. Sub-advised by Wellington Management.



HARTFORD GROWTH OPPORTUNITIES HLS FUND -- Seeks long-term capital appreciation. Sub-advised by Wellington.



HARTFORD HIGH YIELD HLS FUND -- Seeks high current income. Growth of capital is a secondary objective. Sub-advised by HIMCO.



HARTFORD INDEX HLS FUND -- Seeks to provide investment results which approximate the price and yield performance of publicly traded common stocks in the aggregate. Sub-advised by HIMCO.



HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND -- Seeks growth of capital. Sub-advised by Wellington Management.



HARTFORD INTERNATIONAL STOCK HLS FUND -- Seeks long-term capital appreciation. Sub-advised by Lazard Asset Management.



HARTFORD LARGE CAP GROWTH HLS FUND -- Seeks long-term growth of capital. Sub-advised by Alliance Capital Management L.P.



HARTFORD MID CAP STOCK HLS FUND -- Seeks total investment returns, including capital appreciation and income that consistently outperform the Standard & Poor's 400 MidCap Index ("S&P MidCap"). Sub-advised by The Dreyfus Corporation.



HARTFORD MONEY MARKET HLS FUND -- Seeks maximum current income consistent with liquidity and preservation of capital. Sub-advised by HIMCO.



HARTFORD MULTISECTOR BOND HLS FUND -- Seeks to achieve a high level of current income consistent with reasonable concern for safety of principal. Sub-advised by A I M Capital Management, Inc.



HARTFORD SMALLCAP GROWTH HLS FUND -- Seeks to maximize short- and long-term capital appreciation. Sub-advised by Wellington.



HARTFORD SMALL CAP VALUE HLS FUND -- Seeks short-term capital appreciation. Sub-advised by Janus Capital Management, LLC.



HARTFORD STOCK HLS FUND -- Seeks long-term growth of capital, with income as a secondary consideration. Sub-advised by Wellington Management.



HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND -- Seeks to maximize total return while providing a high level of current income consistent with prudent investment risk. Sub-advised by HIMCO.



HARTFORD VALUE OPPORTUNITIES HLS FUND -- Seeks short-and long-term capital appreciation. Sub-advised by Wellington.


MIXED AND SHARED FUNDING -- Shares of the Funds may be sold to our other separate accounts and our insurance company affiliates or other unaffiliated insurance companies to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as "mixed and shared funding." As a result, there is a possibility that a material conflict may arise between the interests of Contract Owners, and of owners of other contracts whose contract values are allocated to one or more of these other separate accounts investing in any one of the Funds. In the event of any such material conflicts, we will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another underlying fund. There are certain risks associated with mixed and shared funding, as disclosed in the Funds' prospectus.

VOTING RIGHTS -- We are the legal owners of all Fund shares held in the Separate Account and we have the right to vote at the Fund's shareholder meetings. To the extent required by federal securities laws or regulations, we will:

- Notify you of any Fund shareholders' meeting if the shares held for your Contract may be voted.

- Send proxy materials and a form of instructions that you can use to tell us how to vote the Fund shares held for your Contract.

- Arrange for the handling and tallying of proxies received from Contract
  Owners.

- Vote all Fund shares attributable to your Contract according to instructions received from you, and

- Vote all Fund shares for which no voting instructions are received in the same proportion as shares for which instructions have been received.

If any federal securities laws or regulations, or their present interpretation, change to permit us to vote Fund shares on our own, we may decide to do so. You may attend any shareholder meeting at which shares held for your Contract may be voted. After we begin to make Annuity Payouts to you, the number of votes you have will decrease.


SUBSTITUTIONS, ADDITIONS, OR DELETIONS OF FUNDS -- We reserve the right, subject to any applicable law, to make certain changes to the Funds offered under your Contract. We may, in our sole discretion, establish new Funds. New Funds will be made available to existing Contract Owners as we determine appropriate. We may also close one or more Funds to additional Premium Payments or transfers from existing Sub-Accounts.



We may eliminate the shares of any of the Funds from the Contract for any reason and we may substitute shares of another registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account. To the extent required by the Investment Company Act of 1940 (the "1940 Act"), substitutions of shares attributable

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FORTIS BENEFITS INSURANCE COMPANY                                             13
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to your interest in a Fund will not be made until we have the approval of the
Commission and we have notified you of the change.


In the event of any substitution or change, we may, by appropriate endorsement, make any changes in the Contract necessary or appropriate to reflect the substitution or change. If we decide that it is in the best interest of Contract Owners, the Separate Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be deregistered under the 1940 Act in the event such registration is no longer required, or may be combined with one or more other Separate Accounts.


ADMINISTRATIVE AND DISTRIBUTION SERVICES -- Fortis has entered into agreements with the investment advisers or distributors of many of the Funds. Under the terms of these agreements, Fortis, or its agents, provide administrative and distribution related services and the Funds pay fees that are usually based on an annual percentage of the average daily net assets of the Funds. These agreements may be different for each Fund or each Fund family and may include fees under a distribution and/or servicing plan adopted by a Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940.


PERFORMANCE RELATED INFORMATION
--------------------------------------------------------------------------------

The Separate Account may advertise certain performance-related information concerning the Sub-Accounts, Performance information about a Sub-Account is based on the Sub-Account's past performance only and is no indication of future performance.


When a Sub-Account advertises its standardized total return, it will usually be calculated since the inception of the Separate Account for one year, five years, and ten years or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period. Total return calculations reflect a deduction for Total Annual Fund Operating Expenses, any Contingent Deferred Sales Charge, Separate Account Annual Expenses without any optional charge deductions, and the Annual Maintenance Fee.



The Separate Account may also advertise non-standardized total returns that pre-date the inception of the Separate Account. These non-standardized total returns are calculated by assuming that the Sub-Accounts have been in existence for the same periods as the underlying Funds and by taking deductions for charges equal to those currently assessed against the Sub-Accounts. Non-standardized total return calculations reflect a deduction for Total Annual Fund Operating Expenses and Separate Account Annual Expenses without any optional charge deductions, and do not include deduction for Contingent Deferred Sales Charge or the Annual Maintenance Fee. This means the non-standardized total return for a Sub-Account is higher than the standardized total return for a Sub-Account. These non-standardized returns must be accompanied by standardized returns.


If applicable, the Sub-Accounts may advertise yield in addition to total return. The yield will be computed in the following manner: The net investment income per unit earned during a recent one month period is divided by the unit value on the last day of the period. This figure includes the recurring charges at the Separate Account level.

A money market Sub-Account may advertise yield and effective yield. The yield of a Sub-Account over a seven-day period and then annualized, i.e. the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly but when annualized, the income earned by the investment is assumed to be reinvested in Sub-Account units and thus compounded in the course of a 52-week period. Yield and effective yield include the recurring charges at the Separate Account level.

We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as systematic investing, Dollar Cost Averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contract and the characteristics of and market for such alternatives.

GUARANTEE PERIODS

Any amount you allocate to our General Account under this Contract earns a guaranteed interest rate beginning on the date you make the allocation. The guaranteed interest rate continues for the number of years you select, up to a maximum of ten years. We call this a Guarantee Period. At the end of your Guarantee Period, your Contract Value, including accrued interest, will be allocated to a new Guarantee Period that is the same length as your original Guarantee Period. However, you may reallocate your Contract Value to different Guarantee Periods or to the Sub-Accounts. If you decide to reallocate your Contract Value, you must do so by sending us a written request. We must receive your written request at least three business days before the end of your Guarantee Period. The first day of your new Guarantee Period or other reallocation will be the day after the end of your previous Guarantee Period. We will notify you at least 45 days and not more than 75 days before the end of your Guarantee Period.
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14                                             FORTIS BENEFITS INSURANCE COMPANY
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We currently offer ten different Guarantee Periods. These Guarantee Periods range in length from one to ten years. Each Guarantee Period has its own guaranteed interest rate, which may differ from other Guarantee Periods. We will, at our discretion, change the guaranteed interest rate for future
Guarantee Periods. These changes will not affect the guaranteed interest rates we are paying on current Guarantee Periods. The guaranteed interest rate will never be less than an effective annual rate of 4%. We cannot predict or assure the level of any future guaranteed interest rates in excess of an effective annual rate of 4%.

We declare the guaranteed interest rates from time to time as market conditions dictate. We advise you of the guaranteed interest rate for a Guarantee Period at the time we receive a Purchase Payment from you, or at the time we execute a transfer you have requested, or at the time a Guarantee Period is renewed. You may obtain information concerning the guaranteed interest rates that apply to the various Guarantee Periods. You may obtain this information from our home office or from your sales representative at any time.

The maximum amount you can invest in a Guarantee Period is $500,000.

We do not have a specific formula for establishing the guaranteed interest rates for the Guarantee Periods. Guaranteed interest rates may be influenced by the available interest rates on the investments we acquire with the amounts you allocate for a particular Guarantee Period. Guaranteed interest rates do not necessarily correspond to the available interest rates on the investments we acquire with the amounts you allocate for a particular Guarantee Period. In addition, when we determine guaranteed interest rates, we may consider:

- the duration of a Guarantee Period,

- regulatory and tax requirements,

- sales and administrative expenses we bear,

- risks we assume,

- our profitability objectives, and

- general economic trends.

Guarantee Periods are not available for Contracts issued in Pennsylvania or Nevada.

MARKET VALUE ADJUSTMENT

Except as described below, we will apply a Market Value Adjustment to any general account value that is:

- surrendered,

- transferred, or

- otherwise paid out

before the end of its Guarantee Period.

For example, we will apply a Market Value Adjustment to account value that we pay:

- as a death benefit pursuant to a Contract,

- as an amount applied to an Annuity Payout option, or

- as an amount paid as a single sum in lieu of an Annuity Payout.

The Market Value Adjustment reflects both the amount of time left in your Guarantee Period and the difference between the rate of interest credited to your current Guarantee Period and the rate of interest we are crediting to a new Guarantee period with a duration equal to the amount of time left in your Guarantee Period. If your Guarantee Period's rate of interest is lower than the rate of interest we are currently crediting the new Guarantee Period, then the application of the Market Value Adjustment will reduce the amount you receive or transfer. Conversely, if your Guarantee period's rate of interest is higher than the rate of interest we are crediting for the new Guarantee Period, then the application of the Market Value Adjustment will increase the amount you receive or transfer.

You will find sample Market Value Adjustment calculations in Appendix I.

We do not apply a Market Value Adjustment to withdrawals and transfers of account value under two exceptions.

(1) We will not apply a Market Value Adjustment to account value that we pay out during a 30 day period that: -- begins 15 days before the end date of the Guarantee Period in which the account value was being held, and that: -- ends 15 days after the end date of the Guarantee Period in which the account value was being held.

(2) We will not apply a Market Value Adjustment to account value that is withdrawn or transferred from a Guarantee Period on a periodic, automatic basis. This exception only applies to such withdrawals or transfers under a formal Fortis program for the withdrawal or transfer of General Account value.

We may impose conditions and limitations on any formal Fortis program for the withdrawal or transfer of general account value. Ask your Fortis representative about the availability of such a program in your state. In addition, if such a program is available in your state, your Fortis representative can inform you about the conditions and limitations that may apply to that program.
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FORTIS BENEFITS INSURANCE COMPANY                                             15
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THE CONTRACT

PURCHASES AND CONTRACT VALUE

WHAT TYPES OF CONTRACTS ARE AVAILABLE?

The Contract is an individual or group tax-deferred variable annuity contract. It is designed for retirement planning purposes and may be purchased by any individual, group or trust, including:

- Any trustee or custodian for a retirement plan qualified under Sections 401(a) or 403(a) of the Code;

- Annuity purchase plans adopted by public school systems and certain tax-exempt organizations according to Section 403(b) of the Code;

- Individual Retirement Annuities adopted according to Section 408 of the Code;

- Employee pension plans established for employees by a state, a political subdivision of a state, or an agency of either a state or a political subdivision of a state, and

- Certain eligible deferred compensation plans as defined in Section 457 of the Code.

The examples above represent Qualified Contracts, as defined by the Code. In addition, individuals and trusts can also purchase Contracts that are not part of a tax qualified retirement plan. These are known as Non-Qualified Contracts.

If you are purchasing the Contract for use in an IRA or other qualified retirement plan, you should consider other features of the Contract besides tax deferral, since any investment vehicle used within an IRA or other qualified plan receives tax-deferred treatment under the Code.

HOW DO I PURCHASE A CONTRACT?


You may purchase a Contract by completing and submitting an application or an order request along with an initial Premium Payment. For most Contracts, the minimum Premium Payment is $5,000. For additional Premium Payments, the minimum Premium Payment is $50. Under certain situations, we may allow smaller Premium Payments, for example, if you are part of our InvestEase-Registered Trademark-Program or certain tax qualified retirement plans. Prior approval is required for Premium Payments of $1,000,000 or more.


You and your Annuitant must not be older than age 90 on the date that your Contract is issued. You must be of legal age in the state where the Contract is being purchased or a guardian must act on your behalf.

HOW ARE PREMIUM PAYMENTS APPLIED TO MY CONTRACT?

Your initial Premium Payment will be invested within two Valuation Days of our receipt of a properly completed application or an order request and the Premium Payment. If we receive your subsequent Premium Payment before the close of the New York Stock Exchange, it will be priced on the same Valuation Day. If we receive your Premium Payment after the close of the New York Stock Exchange, it will be invested on the next Valuation Day. If we receive your subsequent Premium Payment on a Non-Valuation Day, the amount will be invested on the next Valuation Day. Unless we receive new instructions, we will invest the Premium Payment based on your last allocation instructions. We will send you a confirmation when we invest your Premium Payment.


If the request or other information accompanying the initial Premium Payment is incomplete when received, we will hold the money in a non-interest bearing account for up to five Valuation Days while we try to obtain complete information. If we cannot obtain the information within five Valuation Days, we will either return the Premium Payment and explain why the Premium Payment could not be processed or keep the Premium Payment if you authorize us to keep it until you provide the necessary information.


CAN I CANCEL MY CONTRACT AFTER I PURCHASE IT?

We want you to be satisfied with the Contract you have purchased. We urge you to closely examine its provisions. If for any reason you are not satisfied with your Contract, simply return it within ten days after you receive it with a written request for cancellation that indicates your tax-withholding instructions. In some states, you may be allowed more time to cancel your Contract. We may require additional information, including a signature guarantee, before we can cancel your Contract.

You bear the investment risk from the time the Contract is issued until we receive your complete cancellation request.


The amount we pay you upon cancellation depends on the requirements of the state where you purchased your Contract.


HOW IS THE VALUE OF MY CONTRACT CALCULATED BEFORE THE ANNUITY COMMENCEMENT DATE?

The Contract Value is the sum of all Accounts. There are two things that affect your Sub-Account value: (1) the number of Accumulation Units and (2) the Accumulation Unit Value. The Sub-Account value is determined by multiplying the number of Accumulation Units by the Accumulation Unit Value. Therefore, on any Valuation Day your Contract Value reflects the investment performance of the Sub-Accounts and will fluctuate with the performance of the underlying Funds.

When Premium Payments are credited to your Sub-Accounts, they are converted into Accumulation Units by dividing the amount of your Premium Payments, minus any Premium Taxes, by the Accumulation Unit Value for that day. The more Premium Payments you put into your Contract, the more Accumulation Units you will own. You decrease the number of Accumulation Units you have by requesting Surrenders, transferring money out of an Account, settling a Death Benefit claim or by annuitizing your Contract.
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16                                             FORTIS BENEFITS INSURANCE COMPANY
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To determine the current Accumulation Unit Value, we take the prior Valuation
Day's Accumulation Unit Value and multiply it by the Net Investment Factor for the current Valuation Day.

The Net Investment Factor is used to measure the investment performance of a Sub-Account from one Valuation Day to the next. The Net Investment Factor for each Sub-Account equals:


- The net asset value per share plus applicable distributions per share of each Fund held in the Sub-Account at the end of the current Valuation Day divided by



- The net asset value per share of each Fund held in the Sub-Account at the end of the prior Valuation Day; multiplied by



- The daily expense factor for the mortality and expense risk charge adjusted for the number of days in the period, and any other applicable charges.



We will send you a statement at least annually, which tells you how many Accumulation Units you have, their value and your total Contract Value.


A Contract's Guarantee Period value is guaranteed by Fortis. We bear the investment risk with respect to amounts allocated to a Guarantee Period, except to the extent that (1) we may vary the guaranteed interest rate for future Guarantee Periods (subject to the 4% effective annual minimum) and (2) the Market Value Adjustment imposes investment risks on you. The Contract's Guarantee Period value on any Valuation Date is the sum of its general account values in each Guarantee Period on that date. The general account value in a Guarantee Period is equal to the following amounts, in each case increased by accrued interest at the applicable guaranteed interest rate:

- The amount of Premium Payments or transferred amounts allocated to the Guarantee Period; less

- The amount of any transfers or Surrenders out of the Guarantee Period.

CAN I TRANSFER FROM ONE INVESTMENT CHOICE TO ANOTHER?

Subject to the restrictions below, you may transfer Contract Value:

- From a Sub-Account to another Sub-Account;

- From a Sub-Account to a Guarantee Period;

- From a Guarantee Period to a Sub-Account;

- From a Guarantee Period to another Guarantee Period.

Transfers from a Guarantee Period may be subject to a Market Value Adjustment.

TRANSFERS BETWEEN SUB-ACCOUNTS -- You may transfer from one Sub-Account to another before and after the Annuity Commencement Date at no extra charge. Your transfer request will be processed on the day that it is received as long as it is received on a Valuation Day before the close of the New York Stock Exchange. Otherwise, your request will be processed on the following Valuation Day. We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within 30 days of receiving the confirmation. After the Annuity Commencement Date, the Payee may make four Sub-Account Transfers.

SUB-ACCOUNT TRANSFER RESTRICTIONS -- This Contract is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the stock market. Any individual or legal entity that intends to engage in international arbitrage, utilize market timing practices or make frequent transfers to take advantage of inefficiencies in Fund pricing should not purchase this Contract. These abusive or disruptive transfers can have an adverse impact on management of a Fund, increase Fund expenses and affect Fund performance.


- You may submit 20 Sub-Account transfers each Contract Year for each Contract by U.S. Mail, Voice Response Unit, Internet, or telephone.


- Once these 20 Sub-Account transfers have been executed, you may submit any additional Sub-Account transfers only in writing by U.S. Mail or overnight delivery service. Transfer requests sent by same day mail or courier service will not be accepted. If you want to cancel a written Sub-Account transfer, you must also cancel it in writing by U.S. Mail or overnight delivery service. We will process the cancellation request as of the day we receive it.

In addition, if your initial Premium Payment is $1 million or more, or if you are acting on behalf of multiple Contract Owners with aggregate Contract Values of $2 million or more, you may be required to sign a separate agreement with Hartford which includes additional restrictions before you may submit any Sub-Account transfers.

ABUSIVE TRANSFERS -- Regardless of the number of transfers you have made, we will monitor Sub-Account transfers and we may terminate your transfer privileges until your next Contract Anniversary if we determine that you are engaging in a pattern of transfers that is disadvantageous or potentially harmful to other Contract Owners. We will consider the following factors:

- the dollar amount of the transfer;

- the total assets of the Funds involved in the transfer;

- the number of transfers completed in the current calendar quarter; or

- whether the transfer is part of a pattern of transfers designed to take advantage of short term market fluctuations or market inefficiencies.

We will send you a letter after your 10th Sub-Account transfer to remind you of our Sub-Account transfer policy. After your 20th transfer, or after any time we determine that you are engaging in a pattern of abusive transfers, we will send you a letter to notify you that your transfer privileges have been restricted or terminated under our policy until your next Contract Anniversary.
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None of these restrictions are applicable to Sub-Account transfers made under a
Dollar Cost Averaging Program or other systematic transfer program.

We will continue to monitor transfer activity and Fortis or Hartford may modify these restrictions at any time.

POWER OF ATTORNEY -- You may authorize another person to make transfers on your behalf by submitting a completed power of attorney form. Once we have the completed form on file, we will accept transfer instructions from your designated third party, subject to any transfer restrictions in place, until we receive new instructions in writing from you. You will not be able to make transfers or other changes to your Contract if you have authorized someone else to act under a power of attorney.

TRANSFERS BETWEEN THE SUB-ACCOUNTS AND GUARANTEE PERIODS -- You may transfer from the Sub-Accounts to a Guarantee Period or from one Guarantee Period to another Guarantee Period. Transfers from a Guarantee Period are subject to a Market Value Adjustment if the transfer is:

- more than 15 days before or 15 days after the expiration of the existing Guarantee Period, or

- are not part of a formal Fortis program for the transfer of general account value.

The amount of any positive or negative Market Value Adjustment will be added or deducted from the transferred amount.

GENERAL ACCOUNT TRANSFER RESTRICTIONS -- We reserve the right to defer transfers from the general account for up to 6 months from the date of your request. After any transfer, you must wait six months before moving Sub-Account Values back to a Guarantee Period in the general account. After the Annuity Commencement Date, you may not make transfers from the general account.

CHARGES AND FEES

The following charges and fees are associated with the Contract:

THE CONTINGENT DEFERRED SALES CHARGE

The Contingent Deferred Sales Charge covers some of the expenses relating to the sale and distribution of the Contract, including commissions paid to registered representatives and the cost of preparing sales literature and other promotional activities.

We assess a Contingent Deferred Sales Charge when you request a full or partial Surrender. The percentage of the Contingent Deferred Sales Charge is based on how long your Premium Payments have been in the Contract. The Contingent Deferred Sales Charge will not exceed the total amount of the Premium Payments made. Each Premium Payment has its own Contingent Deferred Sales Charge schedule. Premium Payments are Surrendered in the order in which they were received. The longer you leave your Premium Payments in the Contract, the lower the Contingent Deferred Sales Charge will be when you Surrender.

The Contingent Deferred Sales Charge is a percentage of the amount Surrendered and is equal to:

NUMBER OF YEARS FROM  CONTINGENT DEFERRED
  PREMIUM PAYMENT        SALES CHARGE
-----------------------------------------
         1                    7%
-----------------------------------------
         2                    6%
-----------------------------------------
         3                    5%
-----------------------------------------
         4                    4%
-----------------------------------------
         5                    3%
-----------------------------------------
         6                    2%
-----------------------------------------
         7                    1%
-----------------------------------------
     8 or more                0%
-----------------------------------------

THE FOLLOWING SURRENDERS ARE NOT SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE:

- ANNUAL WITHDRAWAL AMOUNT -- During the first seven years from each Premium Payment, you may, each Contract Year, take partial Surrenders up to 10% of the total Premium Payments. If you do not take 10% one year, you may not take more than 10% the next year. These amounts are different for group unallocated Contracts and Contracts issued to a Charitable Remainder Trust.

- SURRENDERS MADE FROM PREMIUM PAYMENTS INVESTED FOR MORE THAN SEVEN YEARS -- After the seventh Contract Year, you may take the total of: (a) all Premium Payments held in your Contract for more than seven years, and (b) 10% of Premium Payments made during the last seven years and (c) all of your earnings.

UNDER THE FOLLOWING SITUATIONS, THE CONTINGENT DEFERRED SALES CHARGE IS WAIVED:

- Upon eligible confinement as described in the Waiver of Sales Charge Rider. We will waive any Contingent Deferred Sales Charge applicable to a partial or full Surrender if you, the joint owner or the Annuitant, is confined for at least 60 calendar days to a: (a) facility recognized as a general hospital by the proper authority of the state in which it is located; or (b) facility recognized as a general hospital by the Joint Commission on the Accreditation of Hospitals; or (c) facility certified as a hospital or long-term care facility; or (d) nursing home licensed by the state in which it is located and offers the services of a registered nurse 24 hours a day. If you, the joint owner or the Annuitant is confined when you purchase the Contract, this waiver is not available. For it to apply, you must: (a) have owned the Contract continuously since it was issued, (b) provide written proof of confinement satisfactory to us, and (c) request the Surrender within 60 calendar days of the last day of confinement. This waiver may not be available in all states. This waiver is also not available for confinements due to substance abuse or mental disorders without a demonstrable organic disease. Please contact your Registered Representative or us to determine if it is available for you.
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- For Required Minimum Distributions. This allows Annuitants who are age 70 1/2 or older, with a Contract held under an Individual Retirement Account or 403(b) plan, to Surrender an amount equal to the Required Minimum Distribution for the Contract without a Contingent Deferred Sales Charge. All requests for Required Minimum Distributions must be in writing.

- On or after the Annuitant's 110th birthday.

THE FOLLOWING SITUATIONS ARE NOT SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE:


- Upon death of the Annuitant or Contract Owner. No Contingent Deferred Sales Charge will be deducted if the Annuitant or Contract Owner dies.


- Upon Annuitization. The Contingent Deferred Sales Charge is not deducted when you annuitize the Contract. We will charge a Contingent Deferred Sales Charge if the Contract is fully Surrendered during the Contingent Deferred Sales Charge period under an Annuity Payout Option which allows Surrenders.


- For substantially equal periodic payments. We will waive the Contingent Deferred Sales Charge if you take part in a program for partial Surrenders where you receive a scheduled series of substantially equal periodic payments. Payments under this program must be made at least annually for your life (or your life expectancy) or the joint lives (or joint life expectancies) of you and your designated Beneficiary.



- Upon cancellation during the Right to Cancel Period.


MORTALITY AND EXPENSE RISK CHARGE

For assuming mortality and expense risks under the Contract, we deduct a daily charge at an annual rate of 1.25% of Sub-Account Value. The mortality and expense risk charge is broken into charges for mortality risks and an expense risk:

- MORTALITY RISK -- There are two types of mortality risks that we assume, those made while your Premium Payments are accumulating and those made once Annuity Payouts have begun.

During the period your Premium Payments are accumulating, we are required to cover any difference between the Death Benefit paid and the Surrender Value. These differences may occur during periods of declining value or in periods where the Contingent Deferred Sales Charges would have been applicable. The risk that we bear during this period is that actual mortality rates, in aggregate, may exceed expected mortality rates.

Once Annuity Payouts have begun, we may be required to make Annuity Payouts as long as the Annuitant is living, regardless of how long the Annuitant lives. The risk that we bear during this period is that actual mortality rates, in aggregate, may be lower than expected mortality rates.

- EXPENSE RISK -- We also bear an expense risk that the Contingent Deferred Sales Charges collected before the Annuity Commencement Date may not be enough to cover the actual cost of selling, distributing and administering the Contract.

Although variable Annuity Payouts will fluctuate with the performance of the underlying Fund selected, your Annuity Payouts will NOT be affected by (a) the actual mortality experience of our Annuitants, or (b) our actual expenses if they are greater than the deductions stated in the Contract. Because we cannot be certain how long our Annuitants will live, we charge this percentage fee based on the mortality tables currently in use. The mortality and expense risk charge enables us to keep our commitments and to pay you as planned.

ADMINISTRATIVE CHARGE

For administration, we deduct a daily charge at the rate of 0.10% per year against all Contract Values held in the Separate Account during both the accumulation and annuity phases of the Contract. There is not necessarily a relationship between the amount of administrative charge imposed on a given Contract and the amount of expenses that may be attributable to that Contract; expenses may be more or less than the charge.

PREMIUM TAXES


We deduct Premium Taxes, if required, by a state or other government agency. Some states collect the taxes when Premium Payments are made; others collect at Annuitization. Since we pay Premium Taxes when they are required by applicable law, we may deduct them from your Contract when we pay the taxes, upon Surrender, or on the Annuity Commencement Date. The Premium Tax rate varies by state or municipality. Currently, the maximum rate charged by any state is 3.5% and 1% in Puerto Rico.


CHARGES AGAINST THE FUNDS

The Separate Account purchases shares of the Funds at net asset value. The net asset value of the Fund shares reflects investment advisory fees and administrative expenses already deducted from the assets of the Funds. These charges are described in the Fund prospectuses accompanying this prospectus.

DEATH BENEFIT

WHAT IS THE DEATH BENEFIT AND HOW IS IT CALCULATED?


The Death Benefit is the amount we will pay if the Contract Owner or Annuitant dies before the Annuity Commencement Date. The Death Benefit is calculated when we receive a certified death certificate or other legal document acceptable to us along with complete instructions from all beneficiaries on how to pay the death benefit.


Until we receive proof of death and the completed instructions from the Beneficiary, the Death Benefit will remain invested in the same Accounts, according to the Contract Owner's last instructions. Therefore, the Death
Benefit amount will fluctuate with the performance of the underlying Funds. When there is
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FORTIS BENEFITS INSURANCE COMPANY                                             19
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more than one Beneficiary, we will calculate the Accumulation Units for each
Sub-Account for each Beneficiary's portion of the proceeds.

If your Contract was issued with the Enhanced Death Benefit Rider after May 1, 1997, the Death Benefit is calculated as follows:

If death occurs before the earlier of the Contract Owner's or Annuitant's 75th birthday, the Death Benefit is the greatest of:

- The total Premium Payments you have made to us minus the dollar amount of any partial Surrenders, compounded annually at 3% and capped at a maximum of 200% of total Premium Payments minus the dollar amount of any partial Surrenders (the "Rollup Amount"); or

- The Contract Value of your Contract adjusted for any applicable Market Value Adjustment; or

- The Contract Value on the last Contract Seven Year Anniversary before the earlier of the date of death, or the Contract Owner's or the Annuitant's 75th birthday, adjusted for any applicable Market Value Adjustment, minus the dollar amount of any partial Surrenders since that Seven Year Anniversary.

Your Contract's Seven Year Anniversary is the seventh anniversary of the date your Contract was issued, and each following seventh anniversary of that date.

If death occurs on or after the earlier of Contract Owner's or Annuitant's 75th birthday, the Death Benefit is the greatest of:

- The Rollup Amount on the earlier of the Contract Owner's or Annuitant's 75th birthday plus any Premium Payments made since that birthday, minus the dollar amount of any partial Surrenders since that birthday; or

- The Contract Value of your Contract adjusted for any applicable Market Value Adjustment; or

- The Contract Value on the last Contract Seven Year Anniversary before the earlier of the date of death, or the Contract Owner's or the Annuitant's 75th birthday, adjusted for any applicable Market Value Adjustment, minus the dollar amount of any partial Surrenders since that Seven Year Anniversary.

If your Contract was issued without the Enhanced Death Benefit Rider or before May 1, 1997, the Death Benefit is calculated as follows:

- The total Premium Payments you have made to us minus any partial Surrenders;
  or

- The Contract Value of your Contract adjusted for any applicable Market Value Adjustment; or

- The Contract Value on the last Contract Seven Year Anniversary before the earlier of the date of death, or the Contract Owner's or the Annuitant's 75th birthday, adjusted for any applicable Market Value Adjustment, minus the dollar amount of any partial Surrenders since that Seven Year Anniversary.

HOW IS THE DEATH BENEFIT PAID?

The Death Benefit may be taken in one lump sum or under any of the Annuity Payout Options then being offered by us. On the date we receive proof of death and complete instructions from the Beneficiary, we will compute the Death Benefit to be paid out or applied to a selected Annuity Payout Option. When there is more than one Beneficiary, we will calculate the Death Benefit amount for each Beneficiary's portion of the proceeds and then pay it out or apply it to a selected Annuity Payout Option according to each Beneficiary's instructions. If we receive the complete instructions on a Non-Valuation Day, computations will take place on the next Valuation Day.


If your Beneficiary elects to receive the Death Benefit amount as a lump sum payment, we may transfer that amount to our General Account and issue the Beneficiary a draftbook. The Beneficiary can write one draft for the total payment of the Death Benefit, or keep the money in the General Account and write drafts as needed. We will credit interest at a rate determined periodically in our sole discretion. For Federal income tax purposes, the Beneficiary will be deemed to have received the lump sum payment on transfer of the Death Benefit amount to the General Account. The interest will be taxable in the tax year that it is credited. If the Beneficiary resides or the Contract was purchased in a state that imposes restrictions on this method of lump sum payment, we may issue a check to the Beneficiary.


The Beneficiary may elect, under the Annuity Proceeds Settlement Option, "Death Benefit Remaining with the Company", to leave proceeds from the Death Benefit with us for up to five years from the date of death if the death occurred before the Annuity Commencement Date. Once we receive a certified death certificate or other legal document acceptable to us, the Beneficiary can: (a) make Sub-Account transfers and (b) take Surrenders.

The Beneficiary of a non-qualified Contract or IRA may also elect the "Single Life Expectancy Only" option. This option allows the Beneficiary to take the Death Benefit in a series of payments spread over a period equal to the Beneficiary's remaining life expectancy. Distributions are calculated based on IRS life expectancy tables. This option is subject to different limitations and conditions depending on whether the Contract is non-qualified or an IRA.


REQUIRED DISTRIBUTIONS -- If the Contract Owner dies before the Annuity Commencement Date, the Death Benefit must be distributed within five years after death, or be distributed under a distribution option or Annuity Payout Option that satisfies the Alternatives to the Required Distributions described below.



If the Contract Owner dies on or after the Annuity Commencement Date under an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts or receive the Commuted Value, any remaining value must be distributed at least as rapidly as under the payment method being used as of the Contract Owner's death.


If the Contract Owner is not an individual (e.g. a trust), then the original Annuitant will be treated as the Contract Owner in the
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20                                             FORTIS BENEFITS INSURANCE COMPANY
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situations described above and any change in the original Annuitant will be treated as the death of the Contract Owner.

WHAT SHOULD THE BENEFICIARY CONSIDER?

ALTERNATIVES TO THE REQUIRED DISTRIBUTIONS -- The selection of an Annuity Payout Option and the timing of the selection will have an impact on the tax treatment of the Death Benefit. To receive favorable tax treatment, the Annuity Payout Option selected: (a) cannot extend beyond the Beneficiary's life or life expectancy, and (b) must begin within one year of the date of death.

If these conditions are not met, the Death Benefit will be treated as a lump sum payment for tax purposes. This sum will be taxable in the year in which it is considered received.


SPOUSAL CONTRACT CONTINUATION -- If the Contract Owner dies and the Beneficiary is the Contract Owner's spouse, the Beneficiary may elect to continue the Contract as the Contract Owner, receive the death benefit in one lump sum payment or elect an Annuity Payout Option. If the Contract continues with the spouse as Contract Owner, we will adjust the Contract Value to the amount that we would have paid as the Death Benefit payment, had the spouse elected to receive the Death Benefit as a lump sum payment. Spousal Contract Continuation will only apply one time for each Contract.


SURRENDERS

WHAT KINDS OF SURRENDERS ARE AVAILABLE?

FULL SURRENDERS BEFORE THE ANNUITY COMMENCEMENT DATE -- When you Surrender your Contract before the Annuity Commencement Date and while the Annuitant is living, the Surrender Value of the Contract will be made in a lump sum payment. The Surrender Value is the Contract Value minus any applicable Contingent Deferred Sales Charge and Premium Taxes and adjusted for any positive or negative Market Value Adjustment. The Surrender Value may be more or less than the amount of the Premium Payments made to a Contract.

PARTIAL SURRENDERS BEFORE THE ANNUITY COMMENCEMENT DATE -- You may request a partial Surrender of Contract Values at any time before the Annuity Commencement Date and while the Annuitant is living. There are two restrictions:

- The partial Surrender amount must be at least equal to $1,000, our current minimum for partial Surrenders, and


- The Contract must have a minimum Contract Value of $1,000 after the Surrender. We reserve the right to close your Contract and pay the full Surrender Value if the Contract Value is under the minimum after the Surrender. The minimum Contract Value in Texas must be $1,000 after the Surrender with no Premium Payments made during the prior two Contract Years.


HOW DO I REQUEST A SURRENDER?

Requests for full Surrenders must be in writing. Requests for partial Surrenders can be made in writing or by telephone. We will send your money within seven days of receiving complete instructions. However, we may postpone payment of Surrenders whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted by the SEC, (c) the SEC permits and orders postponement, or (d) the SEC determines that an emergency exists to restrict valuation.

WRITTEN REQUESTS -- To request a full or partial Surrender, complete a Surrender Form or send us a letter, signed by you, stating:

- the dollar amount that you want to receive, either before or after we withhold taxes and deduct for any applicable charges,

- your tax withholding amount or percentage, if any, and

- your mailing address.

If there are joint Contract Owners, both must authorize all Surrenders. For a partial Surrender, specify the Accounts that you want your Surrender to come from, otherwise, the Surrender will be taken in proportion to the value in each Account.

TELEPHONE REQUESTS -- To request a partial Surrender by telephone, we must have received your completed Telephone Redemption Program Enrollment Form. If there are joint Contract Owners, both must sign this form. By signing the form, you authorize us to accept telephone instructions for partial Surrenders from either Contract Owner. Telephone authorization will remain in effect until we receive a written cancellation notice from you or your joint Contract Owner, we discontinue the program; or you are no longer the owner of the Contract. There are some restrictions on telephone surrenders, please call us with any questions.

We may record telephone calls and use other procedures to verify information and confirm that instructions are genuine. We will not be liable for losses or expenses arising from telephone instructions reasonably believed to be genuine. WE MAY MODIFY THE REQUIREMENTS FOR TELEPHONE REDEMPTIONS AT ANY TIME.

Telephone Surrender instructions received before the close of the New York Stock Exchange will be processed on that Valuation Day. Otherwise, your request will be processed on the next Valuation Day.

COMPLETING A POWER OF ATTORNEY FORM FOR ANOTHER PERSON TO ACT ON YOUR BEHALF MAY PREVENT YOU FROM MAKING SURRENDERS VIA TELEPHONE.

WHAT SHOULD BE CONSIDERED ABOUT TAXES?

There are certain tax consequences associated with Surrenders:

PRIOR TO AGE 59 1/2 -- If you make a Surrender prior to age 59 1/2, there may be adverse tax consequences including a 10% federal income tax penalty on the taxable portion of the Surrender payment. Surrendering before age 59 1/2 may also affect the continuing tax-qualified status of some Contracts.

WE DO NOT MONITOR SURRENDER REQUESTS. TO DETERMINE WHETHER A SURRENDER IS PERMISSIBLE, WITH OR WITHOUT FEDERAL INCOME TAX PENALTY, PLEASE CONSULT YOUR PERSONAL TAX ADVISER.
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FORTIS BENEFITS INSURANCE COMPANY                                             21
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MORE THAN ONE CONTRACT ISSUED IN THE SAME CALENDAR YEAR -- If you own more than one contract issued by us or our affiliates in the same calendar year, then these contracts may be treated as one contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. Please consult your tax adviser for additional information.

INTERNAL REVENUE CODE SECTION 403(b) ANNUITIES -- As of December 31, 1988, all
section 403(b) annuities have limits on full and partial Surrenders. Contributions to your Contract made after December 31, 1988 and any increases in cash value after December 31, 1988 may not be distributed unless you are:
(a) age 59 1/2, (b) no longer employed, (c) deceased, (d) disabled, or
(e) experiencing a financial hardship (cash value increases may not be distributed for hardships prior to age 59 1/2). Distributions prior to age
59 1/2 due to financial hardship; unemployment or retirement may still be subject to a penalty tax of 10%.

WE ENCOURAGE YOU TO CONSULT WITH YOUR QUALIFIED TAX ADVISER BEFORE MAKING ANY SURRENDERS. PLEASE SEE THE "FEDERAL TAX CONSIDERATIONS" SECTION FOR MORE INFORMATION.

ANNUITY PAYOUTS
--------------------------------------------------------------------------------

THIS SECTION DESCRIBES WHAT HAPPENS WHEN WE BEGIN TO MAKE REGULAR ANNUITY PAYOUTS FROM YOUR CONTRACT. YOU, AS THE CONTRACT OWNER, SHOULD ANSWER FIVE
QUESTIONS:

- When do you want Annuity Payouts to begin?

- Which Annuity Payout Option do you want to use?

- How often do you want to receive Annuity Payouts?

- What level of Assumed Investment Return should you choose?

- Do you want Annuity Payouts to be fixed or variable or a combination?

Please check with your financial adviser to select the Annuity Payout Option that best meets your income needs.

1.  WHEN DO YOU WANT ANNUITY PAYOUTS TO BEGIN?

You select an Annuity Commencement Date when you purchase your Contract or at any time before you begin receiving Annuity Payouts. You may change the Annuity Commencement Date by notifying us within thirty days prior to the date. The Annuity Commencement Date cannot be deferred beyond the Annuitant's 110th birthday, subject to the laws and regulations then in effect and our approval. The date you select may have tax consequences, so please check with a qualified tax advisor. You cannot begin to take Annuity Payouts until the end of the 2nd Contract Year. If this Contract is issued to the trustee of a Charitable Remainder Trust, the Annuity Commencement Date may be deferred to the Annuitant's 100th birthday.

The Annuity Calculation Date is when the amount of your Annuity Payout is determined. This occurs within five Valuation Days before your selected Annuity Commencement Date.

All Annuity Payouts, regardless of frequency, will occur on the same day of the month as the Annuity Commencement Date. After the initial payout, if an Annuity Payout date falls on a Non-Valuation Day, the Annuity Payout is computed on the prior Valuation Day. If the Annuity Payout date does not occur in a given month due to a leap year or months with only 28 days (i.e. the 31st), the Annuity Payout will be computed on the last Valuation Day of the month.

2.  WHICH ANNUITY PAYOUT OPTION DO YOU WANT TO USE?

Your Contract contains the Annuity Payout Options described below. The Annuity Proceeds Settlement Option is an option that can be elected by the Beneficiary and is described in the "Death Benefit" section. We may at times offer other Annuity Payout Options. Once we begin to make Annuity Payouts, the Annuity Payout Option cannot be changed.

LIFE ANNUITY

We make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, we stop making Annuity Payouts. A Payee would receive only one Annuity Payout if the Annuitant dies after the first payout, two Annuity Payouts if the Annuitant dies after the second payout, and so forth.

LIFE ANNUITY WITH PAYMENTS GUARANTEED FOR 10 OR 20 YEARS

We will make Annuity Payouts as long as the Annuitant is living, but we at least guarantee to make Annuity Payouts for a time period you select either 10 or 20 years. If the Annuitant dies before the guaranteed number of years have passed, then the Beneficiary may elect to continue Annuity Payouts for the remainder of the guaranteed number of years.

JOINT AND FULL SURVIVOR LIFE ANNUITY

We will make Annuity Payouts as long as the Annuitant and Joint Annuitant are living. When one Annuitant dies, we continue to make Annuity Payouts to the other Annuitant until that second Annuitant dies.

JOINT AND 1/2 CONTINGENT SURVIVOR LIFE ANNUITY

We make Payouts as long as both the Annuitant and Joint Annuitant are alive. If the Annuitant dies first, we will make Payouts equal to 1/2 the original payout. If the Joint Annuitant dies first, we will continue to make Payouts at the full amount.

We may offer other Annuity Payout Options available.

IMPORTANT INFORMATION:


- YOU CANNOT SURRENDER YOUR CONTRACT ONCE ANNUITY PAYOUTS BEGIN.


- For Qualified Contracts, if you elect an Annuity Payout Option with a Period Certain, the guaranteed number of years must
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22                                             FORTIS BENEFITS INSURANCE COMPANY
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  be less than the life expectancy of the Annuitant at the time the Annuity
  Payouts begin. We compute life expectancy using the IRS mortality tables.

- AUTOMATIC ANNUITY PAYOUTS -- If you do not elect an Annuity Payout Option, Annuity Payouts will automatically begin on the Annuity Commencement Date under the Life Annuity with Payments for a Period Certain Annuity Payout Option with a ten-year period certain. Automatic Annuity Payouts will be fixed dollar amount Annuity Payouts, variable dollar amount Annuity Payouts, or a combination of fixed or variable dollar amount Annuity Payouts, depending on the investment allocation of your Account in effect on the Annuity Commencement Date.

3.  HOW OFTEN DO YOU WANT THE PAYEE TO RECEIVE ANNUITY PAYOUTS?

In addition to selecting an Annuity Commencement Date and an Annuity Payout Option, you must also decide how often you want the Payee to receive Annuity Payouts. You may choose to receive Annuity Payouts:

- monthly,

- quarterly,

- semiannually, or

- annually.

Once you select a frequency, it cannot be changed. If you do not make a selection, the Payee will receive monthly Annuity Payouts. You must select a frequency that results in an Annuity Payout of at least $50. If the amount falls below $50, we have the right to change the frequency to bring the Annuity Payout up to at least $50.

4.  WHAT IS THE ASSUMED INVESTMENT RETURN?

The Assumed Investment Return ("AIR") is the investment return before we start to make Annuity Payouts. It is a critical assumption for calculating variable dollar amount Annuity Payouts. The first Annuity Payout will be based upon the AIR. The remaining Annuity Payouts will fluctuate based on the performance of the underlying Funds. The AIR for this Contract is 4%.

For example, if the Sub-Accounts earned exactly the same as the AIR, then the second monthly Annuity Payout Option is the same as the first. If the Sub-Accounts earned more than the AIR, then the second monthly Annuity Payout Option is higher than the first. If the Sub-Accounts earned less than the AIR, then the second monthly Annuity Payout Option is lower than the first.

Level variable dollar Annuity Payouts would be produced if the investment returns remained constant and equal to the AIR. In fact, Annuity Payouts will vary up or down as the investment rate varies up or down from the AIR.

5. DO YOU WANT FIXED DOLLAR AMOUNT OR VARIABLE DOLLAR AMOUNT ANNUITY PAYOUTS OR A COMBINATION OF BOTH?

You may choose an Annuity Payout Option with fixed dollar amounts, variable dollar amounts or a combination depending on your income needs.

FIXED DOLLAR AMOUNT ANNUITY PAYOUTS -- Once a fixed dollar amount Annuity Payout begins, you cannot change your selection to receive variable dollar amount Annuity Payout. You will receive equal fixed dollar amount Annuity Payouts throughout the Annuity Payout period. Fixed dollar amount Annuity Payout amounts are determined by multiplying the Contract Value, minus any applicable Premium Taxes, by an annuity rate. The annuity rate is set by us and is not less than the rate specified in the fixed dollar amount Annuity Payout Option tables in your Contract.

VARIABLE DOLLAR AMOUNT ANNUITY PAYOUTS -- A variable dollar amount Annuity Payout is based on the investment performance of the Sub-Accounts. The variable dollar amount Annuity Payouts may fluctuate with the performance of the underlying Funds. To begin making variable dollar amount Annuity Payouts, we convert the first Annuity Payout amount to a set number of Annuity Units and then price those units to determine the Annuity Payout amount. The number of Annuity Units that determines the Annuity Payout amount remains fixed unless you transfer units between Sub-Accounts.

The dollar amount of the first variable Annuity Payout depends on:

- the Annuity Payout Option chosen,

- the Annuitant's attained age and gender (if applicable), and,

- the applicable annuity purchase rates based on the 1983a Individual Annuity Mortality table

- the Assumed Investment Return

The total amount of the first variable dollar amount Annuity Payout is determined by dividing the Contract Value minus any applicable Premium Taxes, by $1,000 and multiplying the result by the payment factor defined in the Contract for the selected Annuity Payout Option.

The dollar amount of each subsequent variable dollar amount Annuity Payout is equal to the total of:

Annuity Units for each Sub-Account multiplied by Annuity Unit Value for each Sub-Account.

The Annuity Unit Value of each Sub-Account for any Valuation Period is equal to the Accumulation Unit Value Net Investment Factor for the current Valuation Period multiplied by the Annuity Unit factor, multiplied by the Annuity Unit Value for the preceding Valuation Period.

COMBINATION ANNUITY PAYOUTS -- You may choose to receive a combination of fixed dollar amount and variable dollar amount annuity payouts as long as they total 100% of your Annuity Payout. For example, you may choose to receive 40%
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fixed dollar amount and 60% variable dollar amount to meet your income needs.

TRANSFER OF ANNUITY UNITS -- After the Annuity Calculation Date, you may transfer dollar amounts of Annuity Units from one Sub-Account to another. On the day you make a transfer, the dollar amounts are equal for both Sub-Accounts and the number of Annuity Units will be different. We will transfer the dollar amount of your Annuity Units the day we receive your written request if received before the close of the New York Stock Exchange. Otherwise, the transfer will be made on the next Valuation Day.

OTHER PROGRAMS AVAILABLE
--------------------------------------------------------------------------------


We may discontinue, modify or amend any of these Programs or any other programs we establish. Any changes to a Program will not affect Contract Owners currently enrolled in the Program.


INVESTEASE-REGISTERED TRADEMARK- -- InvestEase, which was formerly called "PAC," is an electronic transfer program that allows you to have money automatically transferred from your checking or savings account, and invested in your Contract. It is available for Premium Payments made after your initial Premium Payment. The minimum amount for each transfer is $50. You can elect to have transfers occur either monthly or quarterly, and they can be made into any Account available in your Contract.

AUTOMATIC INCOME PROGRAM -- The Automatic Income Program allows you to Surrender a percentage of your total Premium Payments each Contract Year. You can Surrender from the Accounts you select systematically on a monthly, quarterly, semiannual, or annual basis.

ASSET ALLOCATION PROGRAM -- Asset Allocation is a program that allows you to choose an allocation for your Sub-Accounts to help you reach your investment goals. The Contract offers model allocations with pre-selected Sub-Accounts and percentages that have been established for each type of investor ranging from conservative to aggressive. Over time, Sub-Account performance may cause your Contract's allocation percentages to change, but under the Asset Allocation Program, your Sub-Account allocations are rebalanced to the percentages in the current model you have chosen. You can transfer freely between allocation models up to twelve times per year. You can also allocate a portion of your investment to Sub-Accounts that may not be part of the model. You can only participate in one asset allocation model at a time.

ASSET REBALANCING -- Asset Rebalancing is another type of asset allocation program in which you customize your Sub-Accounts to meet your investment needs. You select the Sub-Accounts and the percentages you want allocated to each Sub-Account. Based on the frequency you select, your model will automatically rebalance to the original percentages chosen. You can transfer freely between models up to twelve times per year. You can also allocate a portion of your investment to Sub-Accounts that are not part of the model. You can only participate in one asset rebalancing model at a time.

OTHER INFORMATION
--------------------------------------------------------------------------------

ASSIGNMENT -- A Non-Qualified Contract may be assigned. We must be properly notified in writing of an assignment. Any Annuity Payouts or Surrenders requested or scheduled before we record an assignment will be made according to the instructions we have on record. We are not responsible for determining the validity of an assignment. Assigning a Non-Qualified Contract may require the payment of income taxes and certain penalty taxes. Please consult a qualified tax adviser before assigning your Contract.

A Qualified Contract may not be transferred or otherwise assigned, unless allowed by applicable law.

CONTRACT MODIFICATION -- The Annuitant may not be changed. However, if the Annuitant is still living, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by sending us written notice.

We may modify the Contract, but no modification will affect the amount or term of any Contract unless a modification is required to conform the Contract to applicable federal or state law. No modification will effect the method by which Contract Values are determined.


HOW CONTRACTS ARE SOLD -- Woodbury Financial Services ("WFS") serves as Principal Underwriter for the securities issued with respect to the Separate Account. WFS is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. It is an affiliate of ours. WFS is ultimately controlled by The Hartford. The principal business address of WFS is 500 Bielenberg Drive, Woodbury, MN 55125. The securities will be sold by individuals who represent us as insurance agents and who are registered representatives of broker-dealers that have entered into distribution agreements with WFS.


Commissions will be paid by Fortis and will not be more than 7% of Premium Payments. From time to time, Fortis may pay or permit other promotional incentives, in cash or credit or other compensation.

Broker-dealers or financial institutions are compensated according to a schedule set forth by WFS and any applicable rules or regulations for variable insurance compensation. Compensation is generally based on Premium Payments made by policyholders or Contract Owners. This compensation is usually paid from the sales charges described in this prospectus.
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In addition, a broker-dealer or financial institution may also receive additional compensation for, among other things, training, marketing or other services provided. WFS, its affiliates or Fortis may also make compensation arrangements with certain broker-dealers or financial institutions based on total sales by the broker-dealer or financial institution of insurance products. These payments, which may be different for different broker-dealers or financial institutions, will be made by WFS, its affiliates or Fortis out of their own assets and will not affect the amounts paid by the policyholders or Contract Owners to purchase, hold or Surrender variable insurance products.


INDEPENDENT ACCOUNTANTS -- The financial statements of Fortis Benefits Insurance Company as of December 31, 2002 and 2001 and for each of the three years in the period ended December 31, 2002 included in this Registration Statement have been audited by PricewaterhouseCoopers LLP and are included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. The principal business address of PricewaterhouseCoopers LLP is 650 Third Avenue South, Suite 1300, Minneapolis, MN 55402.



INDEPENDENT PUBLIC ACCOUNTANTS -- We have not been able to obtain, after reasonable efforts, the written consent of Arthur Andersen LLP in connection with the financial statements of Fortis Benefits Insurance Company Variable Account D for the year ending December 31, 2001 that were audited by Arthur Andersen LLP and are included in this registration statement. This may limit your ability to assert claims against Arthur Andersen LLP under Section 11 of the Securities Act of 1933 because Arthur Andersen LLP did not consent to being named as having prepared its report.


LEGAL MATTERS

There are no material legal proceedings pending to which the Separate Account is a party.

Counsel with respect to federal laws and regulations applicable to the issue and sale of the Contracts and with respect to Minnesota law is Douglas R. Lowe, corporate counsel, Fortis Benefits Insurance Company, 500 Bielenberg Drive, Woodbury, MN 55125.

MORE INFORMATION

You may call your Registered Representative if you have any questions or write or call us at the address below:


Hartford Life and Annuity Insurance Company
Attn: Investment Product Services
P.O. Box 5085
Hartford, Connecticut 06102-5085
Telephone: 1-800-862-6668 (Contract Owners)
         1-800-862-7155 (Registered Representatives)



FEDERAL TAX CONSIDERATIONS

--------------------------------------------------------------------------------


What are some of the federal tax consequences which affect these Contracts?



A.  GENERAL



Since federal tax law is complex, the tax consequences of purchasing this contract will vary depending on your situation. You may need tax or legal advice to help you determine whether purchasing this contract is right for you.



Our general discussion of the tax treatment of this contract is based on our understanding of federal income tax laws as they are currently interpreted. A detailed description of all federal income tax consequences regarding the purchase of this contract cannot be made in the prospectus. We also do not discuss state, municipal or other tax laws that may apply to this contract. For detailed information, you should consult with a qualified tax adviser familiar with your situation.



B.  TAXATION OF FORTIS AND THE SEPARATE ACCOUNT



The Separate Account is taxed as part of Fortis which is taxed as a life insurance company under Subchapter L of Chapter 1 of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Separate Account will not be taxed as a "regulated investment company" under Subchapter M of Chapter 1 of the Code. Investment income and any realized capital gains on the assets of the Separate Account are reinvested and are taken into account in determining the value of the Accumulation and Annuity Units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Contract.



No taxes are due on interest, dividends and short-term or long-term capital gains earned by the Separate Account with respect to Qualified or Non-Qualified Contracts.



C. TAXATION OF ANNUITIES -- GENERAL PROVISIONS AFFECTING PURCHASERS OTHER THAN QUALIFIED RETIREMENT PLANS



Section 72 of the Code governs the taxation of annuities in general.



 1. NON-NATURAL PERSONS, CORPORATIONS, ETC.



Code Section 72 contains provisions for contract owners which are not natural persons. Non-natural persons include corporations, trusts, limited liability companies, partnerships and other types of legal entities. The tax rules for contracts owned by non-natural persons are different from the rules for contracts owned by individuals. For example, the annual net increase in the value of the contract is currently includable in the gross income of a non-natural person, unless the non-natural person holds the contract as an agent for a natural person. There are additional exceptions from current inclusion for:



- certain annuities held by structured settlement companies,



- certain annuities held by an employer with respect to a terminated qualified retirement plan and

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- certain immediate annuities.



A non-natural person which is a tax-exempt entity for federal tax purposes will not be subject to income tax as a result of this provision.



If the contract owner is a non-natural person, the primary annuitant is treated as the contract owner in applying mandatory distribution rules. These rules require that certain distributions be made upon the death of the contract owner. A change in the primary annuitant is also treated as the death of the contract owner.



 2. OTHER CONTRACT OWNERS (NATURAL PERSONS).



A Contract Owner is not taxed on increases in the value of the Contract until an amount is received or deemed received, e.g., in the form of a lump sum payment (full or partial value of a Contract) or as Annuity payments under the settlement option elected.



The provisions of Section 72 of the Code concerning distributions are summarized briefly below. Also summarized are special rules affecting distributions from Contracts obtained in a tax-free exchange for other annuity contracts or life insurance contracts which were purchased prior to August 14, 1982.



    a. DISTRIBUTIONS PRIOR TO THE ANNUITY COMMENCEMENT DATE.



  i. Total premium payments less amounts received which were not includable in gross income equal the "investment in the contract" under Section 72 of the Code.



 ii. To the extent that the value of the Contract (ignoring any surrender charges except on a full surrender) exceeds the "investment in the contract," such excess constitutes the "income on the contract." It is unclear what value should be used in determining the "income on the contract." We believe that the current Contract value (determined without regard to surrender charges) is an appropriate measure. However, the IRS could take the position that the value should be the current Contract value (determined without regard to surrender charges) increased by some measure of the value of certain future benefits.



 iii. Any amount received or deemed received prior to the Annuity Commencement Date (e.g., upon a partial surrender) is deemed to come first from any such "income on the contract" and then from "investment in the contract," and for these purposes such "income on the contract" shall be computed by reference to any aggregation rule in subparagraph 2.c. below. As a result, any such amount received or deemed received (1) shall be includable in gross income to the extent that such amount does not exceed any such "income on the contract," and (2) shall not be includable in gross income to the extent that such amount does exceed any such "income on the contract." If at the time that any amount is received or deemed received there is no "income on the contract" (e.g., because the gross value of the Contract does not exceed the "investment in the contract" and no aggregation rule applies), then such amount received or deemed received will not be includable in gross income, and will simply reduce the "investment in the contract."



 iv. The receipt of any amount as a loan under the Contract or the assignment or pledge of any portion of the value of the Contract shall be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b.



 v. In general, the transfer of the Contract, without full and adequate consideration, will be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b. This transfer rule does not apply, however, to certain transfers of property between spouses or incident to divorce.



 vi. In general, any amount actually received under the Contract as a Death Benefit, including any optional Death Benefits, will be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b. As a result, we believe that for federal tax purposes any optional Death Benefits should be treated as an integral part of the Contract's benefits (i.e., as an investment protection benefit) and that any charges under the Contract for any optional Death Benefits should not be treated as an amount received by the Contract Owner for purposes of this subparagraph a. However, it is possible that the IRS could take a contrary position that some or all of these charges for any optional Death Benefits should be treated for federal tax purposes as an amount received under the Contract (e.g., as an amount distributed from the Contract to pay for an additional benefit that should be treated as a benefit that is being provided by a separate contract for tax purposes, i.e., by a separate contract that is not part of the annuity Contract for tax purposes).



    b. DISTRIBUTIONS AFTER ANNUITY COMMENCEMENT DATE.



Annuity payments made periodically after the Annuity Commencement Date are includable in gross income to the extent the payments exceed the amount determined by the application of the ratio of the "investment in the contract" to the total amount of the payments to be made after the Annuity Commencement Date (the "exclusion ratio").



  i. When the total of amounts excluded from income by application of the exclusion ratio is equal to the investment in the contract as of the Annuity Commencement Date, any additional payments (including surrenders) will be entirely includable in gross income.



 ii. If the annuity payments cease by reason of the death of the Annuitant and, as of the date of death, the amount of annuity payments excluded from gross income by the exclusion ratio does not exceed the investment in the contract as of the Annuity Commencement Date, then the remaining portion of unrecovered investment shall be allowed as a deduction for the last taxable year of the Annuitant.



 iii. Generally, nonperiodic amounts received or deemed received after the Annuity Commencement Date are not

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    entitled to any exclusion ratio and shall be fully includable in gross income. However, upon a full surrender after such date, only the excess of the amount received (after any surrender charge) over the remaining "investment in the contract" shall be includable in gross income (except to the extent that the aggregation rule referred to in the next subparagraph c. may apply).



    c. AGGREGATION OF TWO OR MORE ANNUITY CONTRACTS.



Contracts issued after October 21, 1988 by the same insurer (or affiliated insurer) to the same Contract Owner within the same calendar year (other than certain contracts held in connection with a tax-qualified retirement arrangement) will be treated as one annuity Contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. An annuity contract received in a tax-free exchange for another annuity contract or life insurance contract may be treated as a new Contract for this purpose. We believe that for any annuity subject to such aggregation, the values under the Contracts and the investment in the contracts will be added together to determine the taxation under subparagraph 2.a., above, of amounts received or deemed received prior to the Annuity Commencement Date. Withdrawals will first be treated as withdrawals of income until all of the income from all such Contracts is withdrawn. As of the date of this prospectus, there are no regulations interpreting this provision.



    d. 10% PENALTY TAX -- APPLICABLE TO CERTAIN WITHDRAWALS AND ANNUITY
       PAYMENTS.



  i. If any amount is received or deemed received on the Contract (before or after the Annuity Commencement Date), the Code applies a penalty tax equal to ten percent of the portion of the amount includable in gross income, unless an exception applies.



 ii. The 10% penalty tax will not apply to the following distributions:



    1. Distributions made on or after the date the recipient has attained the age of 59 1/2.



    2. Distributions made on or after the death of the holder or where the holder is not an individual, the death of the primary annuitant.



    3.  Distributions attributable to a recipient's becoming disabled.



    4. A distribution that is part of a scheduled series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the recipient (or the joint lives or life expectancies of the recipient and the recipient's designated Beneficiary). In determining whether a payment stream designed to satisfy this exception qualifies, it is possible that the IRS could take the position that the entire interest in the Contract should include not only the current Contract value, but also some measure of the value of certain future benefits.



    5. Distributions made under certain annuities issued in connection with structured settlement agreements.



    6. Distributions of amounts which are allocable to the "investment in the contract" prior to August 14, 1982 (see next subparagraph e.).



    e. SPECIAL PROVISIONS AFFECTING CONTRACTS OBTAINED THROUGH A TAX-FREE EXCHANGE OF OTHER ANNUITY OR LIFE INSURANCE CONTRACTS PURCHASED PRIOR TO AUGUST 14, 1982.



If the Contract was obtained by a tax-free exchange of a life insurance or annuity Contract purchased prior to August 14, 1982, then any amount received or deemed received prior to the Annuity Commencement Date shall be deemed to come
(1) first from the amount of the "investment in the contract" prior to August 14, 1982 ("pre-8/14/82 investment") carried over from the prior Contract,
(2) then from the portion of the "income on the contract" (carried over to, as well as accumulating in, the successor Contract) that is attributable to such pre-8/14/82 investment, (3) then from the remaining "income on the contract" and
(4) last from the remaining "investment in the contract." As a result, to the extent that such amount received or deemed received does not exceed such pre-8/14/82 investment, such amount is not includable in gross income. In addition, to the extent that such amount received or deemed received does not exceed the sum of (a) such pre-8/14/82 investment and (b) the "income on the contract" attributable thereto, such amount is not subject to the 10% penalty tax. In all other respects, amounts received or deemed received from such post-exchange Contracts are generally subject to the rules described in this subparagraph e.



    f. REQUIRED DISTRIBUTIONS.



  i. Death of Contract Owner or Primary Annuitant
    Subject to the alternative election or spouse beneficiary provisions in ii or iii below:



     1. If any Contract Owner dies on or after the Annuity Commencement Date and before the entire interest in the Contract has been distributed, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution being used as of the date of such death;



     2. If any Contract Owner dies before the Annuity Commencement Date, the entire interest in the Contract will be distributed within 5 years after such death; and



     3. If the Contract Owner is not an individual, then for purposes of 1. or
        2. above, the primary annuitant under the Contract shall be treated as the Contract Owner, and any change in the primary annuitant shall be treated as the death of the Contract Owner. The primary annuitant is the individual, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.

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 ii. Alternative Election to Satisfy Distribution Requirements
    If any portion of the interest of a Contract Owner described in i. above is payable to or for the benefit of a designated beneficiary, such beneficiary may elect to have the portion distributed over a period that does not extend beyond the life or life expectancy of the beneficiary. Distributions must begin within a year of the Contract Owner's death.



 iii. Spouse Beneficiary
    If any portion of the interest of a Contract Owner is payable to or for the benefit of his or her spouse, and the Annuitant or Contingent Annuitant is living, such spouse shall be treated as the Contract Owner of such portion for purposes of section i. above. This spousal contract continuation shall apply only once for this contract.



    g. ADDITION OF RIDERS.



The addition of a rider to the Contract could cause it to be considered newly issued or entered into, for tax purposes, and thus could result in the loss of certain grandfathering with respect to the Contract. Please contact your tax adviser for more information.



 3. DIVERSIFICATION REQUIREMENTS.



The Code requires that investments supporting your contract be adequately diversified. Code Section 817 provides that a variable annuity contract will not be treated as an annuity contract for any period during which the investments made by the separate account or underlying fund are not adequately diversified. If a contract is not treated as an annuity contract, the contract owner will be subject to income tax on annual increases in cash value.



The Treasury Department's diversification regulations require, among other things, that:



- no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment,



- no more than 70% is represented by any two investments,



- no more than 80% is represented by any three investments and



- no more than 90% is represented by any four investments.



In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.



A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the company or the contract owner must agree to pay the tax due for the period during which the diversification requirements were not met.



We monitor the diversification of investments in the separate accounts and test for diversification as required by the Code. We intend to administer all contracts subject to the diversification requirements in a manner that will maintain adequate diversification.



 4. OWNERSHIP OF THE ASSETS IN THE SEPARATE ACCOUNT.



In order for a variable annuity contract to qualify for tax deferral, assets in the separate accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner. It is unclear under what circumstances an investor is considered to have enough control over the assets in the separate account to be considered the owner of the assets for tax purposes.



The IRS has issued several rulings discussing investor control. These rulings say that certain incidents of ownership by the contract owner, such as the ability to select and control investments in a separate account, will cause the contract owner to be treated as the owner of the assets for tax purposes.



In its explanation of the diversification regulations, the Treasury Department recognized that the temporary regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account." The explanation further indicates that "the temporary regulations provide that in appropriate cases a segregated asset account may include multiple sub-accounts, but do not specify the extent to which policyholders may direct their investments to particular sub-accounts without being treated as the owners of the underlying assets. Guidance on this and other issues will be provided in regulations or revenue rulings under Section 817(d), relating to the definition of variable contract."



The final regulations issued under Section 817 did not provide guidance regarding investor control, and as of the date of this prospectus, guidance has yet to be issued. We do not know if additional guidance will be issued. If guidance is issued, we do not know if it will have a retroactive effect.



Due to the lack of specific guidance on investor control, there is some uncertainty about when a contract owner is considered the owner of the assets for tax purposes. We reserve the right to modify the contract, as necessary, to prevent you from being considered the owner of assets in the separate account.



D.  FEDERAL INCOME TAX WITHHOLDING



Any portion of a distribution that is current taxable income to the Contract Owner will generally be subject to federal income tax withholding and reporting under the Code. Generally, however, a Contract Owner may elect not to have income taxes withheld or to have income taxes withheld at a different rate by filing a

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completed election form with us. Election forms will be provided at the time distributions are requested.



E.  GENERAL PROVISIONS AFFECTING QUALIFIED RETIREMENT PLANS



The Contract may be used for a number of qualified retirement plans. If the Contract is being purchased with respect to some form of qualified retirement plan, please refer to Appendix I for information relative to the types of plans for which it may be used and the general explanation of the tax features of such plans.



F.  ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS



The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal income tax and withholding on taxable annuity distributions at a 30% rate, unless a lower treaty rate applies and any required tax forms are submitted to us. In addition, purchasers may be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity purchase.



G.  GENERATION SKIPPING TRANSFER TAX



Under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.



H.  ECONOMIC GROWTH AND TAX RELIEF RECONCILIATION ACT OF 2001



The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") repealed the Federal estate tax and replaced it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repealed the generation skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the Federal estate, gift and generation skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.



During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the unified credit exemption amount. For 2003, the maximum estate tax rate is 49% and the unified credit exemption amount is $1,000,000.



The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.



INFORMATION REGARDING TAX-QUALIFIED RETIREMENT PLANS

--------------------------------------------------------------------------------


This summary does not attempt to provide more than general information about the federal income tax rules associated with use of a Contract by a tax-qualified retirement plan. State income tax rules applicable to tax-qualified retirement plans often differ from federal income tax rules, and this summary does not describe any of these differences. Because of the complexity of the tax rules, owners, participants and beneficiaries are encouraged to consult their own tax advisors as to specific tax consequences.



The Contracts may offer death benefits that may exceed the greater of the amounts paid for the Contract or the Contract's cash value. Owners who intend to use the Contract in connection with tax-qualified retirement plans should consider the income tax effects that such a death benefit may have on the plan.



The federal tax rules applicable to owners of Contracts under tax-qualified retirement plans vary according to the type of plan as well as the terms and conditions of the plan itself. Contract owners, plan participants and beneficiaries are cautioned that the rights and benefits of any person may be controlled by the terms and conditions of the tax-qualified retirement plan itself, regardless of the terms and conditions of a Contract. We are not bound by the terms and conditions of such plans to the extent such terms conflict with a Contract, unless we specifically consent to be bound.



Some tax-qualified retirement plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. Contract owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions comply with applicable law. Tax penalties may apply to transactions with respect to tax-qualified retirement plans if applicable federal income tax rules and restrictions are not carefully observed.



We do not currently offer the Contracts in connection with all of the types of tax-qualified retirement plans discussed below and may not offer the Contracts for all types of tax-qualified retirement plans in the future.



1. TAX-QUALIFIED PENSION OR PROFIT-SHARING PLANS -- Eligible employers can establish certain tax-qualified pension and profit-sharing plans under section 401 of the Code. Rules under section 401(k) of the Code govern certain "cash or deferred arrangements" under such plans. Rules under section 408(k) govern "simplified employee pensions". Tax-qualified pension and profit-sharing plans are subject to limitations on the amount that may be contributed, the persons who may be eligible to

FORTIS BENEFITS INSURANCE COMPANY                                             29
--------------------------------------------------------------------------------

participate, the time when distributions must commence, and the form in which distributions must be paid. Employers intending to use the Contracts in connection with tax-qualified pension or profit-sharing plans should seek competent tax and other legal advice. If the death benefit under the Contract can exceed the greater of the amount paid for the Contract and the Contract's cash value, it is possible that the IRS would characterize such death benefit as an "incidental death benefit." There are limitations on the amount of incidental benefits that may be provided under pension and profit sharing plans. In addition, the provision of such benefits may result in currently taxable income to the participants.



2. TAX SHELTERED ANNUITIES UNDER SECTION 403(b) -- Public schools and certain types of charitable, educational and scientific organizations, as specified in section 501(c)(3) of the Code, can purchase tax-sheltered annuity contracts for their employees. Tax-deferred contributions can be made to tax-sheltered annuity contracts under section 403(b) of the Code, subject to certain limitations. In general, total contributions may not exceed the lesser of (1) 100% of the participant's compensation, and (2) $40,000 (adjusted for increases in cost-of-living). The maximum elective deferral amount is equal to $12,000 for 2003, $13,000 for 2004, $14,000 for 2005, and $15,000 for 2006 and thereafter, indexed. The limitation on elective deferrals may be increased to allow certain "catch-up" contributions for individuals who have attained age 50.



Tax-sheltered annuity programs under section 403(b) are subject to a PROHIBITION AGAINST DISTRIBUTIONS FROM THE CONTRACT ATTRIBUTABLE TO CONTRIBUTIONS MADE PURSUANT TO A SALARY REDUCTION AGREEMENT, unless such distribution is made:



- after the participating employee attains age 59 1/2;



- upon severance from employment;



- upon death or disability; or



- in the case of hardship (and in the case of hardship, any income attributable to such contributions may not be distributed).



Generally, the above restrictions do not apply to distributions attributable to cash values or other amounts held under a section 403(b) contract as of December 31, 1988.



If the death benefit under the Contract can exceed the greater of the amount paid for the Contract and the Contract's cash value, it is possible that the IRS would characterize such death benefit as an "incidental death benefit." If the death benefit were so characterized, this could result in currently taxable income to purchasers. In addition, there are limitations on the amount of incidental death benefits that may be provided under a section 403(b) arrangement.



3. DEFERRED COMPENSATION PLANS UNDER SECTION 457 -- Certain governmental employers or tax-exempt employers other than a governmental unit can establish a Deferred Compensation Plan under section 457 of the Code. For these purposes, a "governmental employer" is a State, a political subdivision of a State, or an agency or an instrumentality of a State or political subdivision of a State. Employees and independent contractors performing services for a governmental or tax-exempt employer can elect to have contributions made to a Deferred Compensation Plan of their employer in accordance with the employer's plan and section 457 of the Code.



Deferred Compensation Plans that meet the requirements of section 457(b) of the Code are called "eligible" Deferred Compensation Plans. Section 457(b) limits the amount of contributions that can be made to an eligible Deferred Compensation Plan on behalf of a participant. Generally, the limitation on contributions is the lesser of (1) 100% of a participant's includible compensation or (2) the applicable dollar amount, equal to $12,000 for 2003, $13,000 for 2004, $14,000 for 2005, and $15,000 for 2006 and thereafter, indexed. The plan may provide for additional "catch-up" contributions during the three taxable years ending before the year in which the participant attains normal retirement age. In addition, the contribution limitation may be increased to allow certain "catch-up" contributions for individuals who have attained age 50.



All of the assets and income of an eligible Deferred Compensation Plan for a governmental employer must be held in trust for the exclusive benefit of participants and their beneficiaries. For this purpose, certain custodial accounts and annuity contracts are treated as trusts. The requirement of a trust does not apply to amounts under an eligible Deferred Compensation Plan of a tax-exempt (non-governmental) employer. In addition, the requirement of a trust does not apply to amounts under a Deferred Compensation Plan of a governmental employer if the Deferred Compensation Plan is not an eligible plan within the meaning of section 457(b) of the Code. In the absence of such a trust, amounts under the plan will be subject to the claims of the employer's general creditors.



In general, distributions from an eligible Deferred Compensation Plan to a participant or beneficiary are prohibited under section 457 of the Code unless made after the participating employee:



- attains age 70 1/2,



- has a severance from employment as defined in the Code (including death of the participating employee), or



- suffers an unforeseeable financial emergency as defined in the Code.



4. INDIVIDUAL RETIREMENT ANNUITIES ("IRAS") UNDER SECTION 408



TRADITIONAL IRAS -- Eligible individuals can establish individual retirement programs under section 408 of the Code through the purchase of an IRA. Section 408 imposes limits with respect to IRAs, including limits on the amount that may be contributed to an IRA, the amount of such contributions that may be deducted from taxable income, the persons who may be eligible to contribute to an IRA, and the time when distributions commence from an IRA. See Section 6 below for a discussion of rollovers involving IRAs.

30                                             FORTIS BENEFITS INSURANCE COMPANY
--------------------------------------------------------------------------------


SIMPLE IRAS -- Eligible employees may establish SIMPLE IRAs in connection with a SIMPLE IRA plan of an employer under section 408(p) of the Code. Special rollover rules apply to SIMPLE IRAs. Amounts can be rolled over from one SIMPLE IRA to another SIMPLE IRA. However, amounts can be rolled over from a SIMPLE IRA to a Traditional IRA only after two years have expired since the employee first commenced participation in the employer's SIMPLE IRA plan. Amounts cannot be rolled over to a SIMPLE IRA from a qualified plan or a Traditional IRA. Fortis is a non-designated financial institution for purposes of the SIMPLE IRA rules.



ROTH IRAS -- Eligible individuals may establish Roth IRAs under section 408A of the Code. Contributions to a Roth IRA are not deductible. Subject to special limitations, a Traditional IRA, SIMPLE IRA or Simplified Employee Pension under
Section 408(k) of the Code may be converted into a Roth IRA or a distribution from such an arrangement may be rolled over to a Roth IRA. However, a conversion or a rollover to a Roth IRA is not excludable from gross income. If certain conditions are met, qualified distributions from a Roth IRA are tax-free.



5. FEDERAL TAX PENALTIES AND WITHHOLDING -- Distributions from tax-qualified retirement plans are generally taxed as ordinary income under section 72 of the Code. Under these rules, a portion of each distribution may be excludable from income. The excludable amount is the portion of the distribution that bears the same ratio as the after-tax contributions bear to the expected return.



(a) PENALTY TAX ON EARLY DISTRIBUTIONS Section 72(t) of the Code imposes an additional penalty tax equal to 10% of the taxable portion of a distribution from certain tax-qualified retirement plans. However, the 10% penalty tax does not apply to a distribution that is:



- Made on or after the date on which the employee reaches age 59 1/2;



- Made to a beneficiary (or to the estate of the employee) on or after the death of the employee;



- Attributable to the employee's becoming disabled (as defined in the Code);



- Part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and his or her designated beneficiary. In determining whether a payment stream designed to satisfy this exception qualifies, it is possible that the IRS could take the position that the entire interest in the Contract should include not only the current Contract value, but also some measure of the value of certain future benefits;



- Except in the case of an IRA, made to an employee after separation from service after reaching age 55; or



- Not greater than the amount allowable as a deduction to the employee for eligible medical expenses during the taxable year.



In addition, the 10% penalty tax does not apply to a distribution from an IRA that is:



- Made after separation from employment to an unemployed IRA owner for health insurance premiums, if certain conditions are met;



- Not in excess of the amount of certain qualifying higher education expenses, as defined by section 72(t)(7) of the Code; or



- A qualified first-time homebuyer distribution meeting the requirements specified at section 72(t)(8) of the Code.



If you are a participant in a SIMPLE IRA plan, you should be aware that the 10% penalty tax is increased to 25% with respect to non-exempt early distributions made from your SIMPLE IRA during the first two years following the date you first commenced participation in any SIMPLE IRA plan of your employer.



(b) MINIMUM DISTRIBUTION PENALTY TAX If the amount distributed is less than the minimum required distribution for the year, the Participant is subject to a 50% penalty tax on the amount that was not properly distributed.



An individual's interest in a tax-qualified retirement plan generally must be distributed, or begin to be distributed, not later than the Required Beginning Date. Generally, the Required Beginning Date is April 1 of the calendar year following the later of:



- the calendar year in which the individual attains age 70 1/2; or



- the calendar year in which the individual retires from service with the employer sponsoring the plan.



The Required Beginning Date for an individual who is a five (5) percent owner (as defined in the Code), or who is the owner of an IRA, is April 1 of the calendar year following the calendar year in which the individual attains age 70 1/2.



The entire interest of the Participant must be distributed beginning no later than the Required Beginning Date over:



- the life of the Participant or the lives of the Participant and the Participant's designated beneficiary (as defined in the Code), or



- over a period not extending beyond the life expectancy of the Participant or the joint life expectancy of the Participant and the Participant's designated beneficiary.



Each annual distribution must equal or exceed a "minimum distribution amount" which is determined generally by dividing the account balance by the applicable life expectancy. This account balance is generally based upon the account value as of the close of business on the last day of the previous calendar year. In addition, minimum distribution incidental benefit rules may require a larger annual distribution. Required minimum distributions also can be made in the form of annuity payments. The death benefit under the contract may affect the amount of the minimum required distribution that must be taken.



If an individual dies before reaching his or her Required Beginning Date, the individual's entire interest must generally be distributed within five years of the individual's death. However, this

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FORTIS BENEFITS INSURANCE COMPANY                                             31
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rule will be deemed satisfied, if distributions begin before the close of the calendar year following the individual's death to a designated beneficiary and distribution is over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of the beneficiary). If the beneficiary is the individual's surviving spouse, distributions may be delayed until the individual would have attained age 70 1/2.



If an individual dies after reaching his or her Required Beginning Date or after distributions have commenced, the individual's interest must generally be distributed at least as rapidly as under the method of distribution in effect at the time of the individual's death.



The minimum distribution requirements apply to Roth IRAs after the Contract owner dies, but not while the Contract owner is alive. In addition, if the owner of a Traditional or Roth IRA dies and the Contract owner's spouse is the sole designated beneficiary, the surviving spouse may elect to treat the Traditional or Roth IRA as his or her own.



In 2002, the Internal Revenue Service issued final and temporary regulations in the Federal Register relating to minimum required distributions. Please consult with your tax or legal adviser with any questions regarding the new regulations.



(c) WITHHOLDING We are generally required to withhold federal income tax from the taxable portion of each distribution made under a Contract. The federal income tax withholding requirements, including the rate at which withholding applies, depend on whether a distribution is or is not an eligible rollover distribution.



Federal income tax withholding from the taxable portion of distributions that are not eligible rollover distributions is required unless the payee is eligible to, and does in fact, elect not to have income tax withheld by filing an election with us. Where the payee does not elect out of withholding, the rate of income tax to be withheld depends on whether the distribution is nonperiodic or periodic. Regardless of whether an election is made not to have federal income taxes withheld, the recipient is still liable for payment of federal income tax on the taxable portion of the distribution.



For periodic payments, federal income tax will be withheld from the taxable portion of the distribution by treating the payment as wages under IRS wage withholding tables, using the marital status and number of withholding allowances elected by the payee on an IRS Form W-4P, or acceptable substitute, filed with us. Where the payee has not filed a Form W-4P, or acceptable substitute, with us, the payee will be treated as married claiming three withholding allowances. Special rules apply where the payee has not provided us with a proper taxpayer identification number or where the payments are sent outside the United States or U.S. possessions.



For nonperiodic distributions, where a payee has not elected out of withholding, income tax will be withheld at a rate of 10 percent from the taxable portion of the distribution.



Federal income tax withholding is required at a rate of 20 percent from the taxable portion of any distribution that is an eligible rollover distribution to the extent it is not directly rolled over to an eligible recipient plan. Payees cannot elect out of income tax withholding with respect to such distributions.



Also, special withholding rules apply with respect to distributions from non-governmental section 457(b) plans, and to distributions made to individuals who are neither citizens or resident aliens of the United States.



6. ROLLOVER DISTRIBUTIONS -- Under present federal tax law, "eligible rollover distributions" from qualified retirement plans under section 401(a) of the Code, qualified annuities under section 403(a) of the Code, section
403(b) arrangements, and governmental 457(b) plans generally can be rolled over tax-free within 60 days to any of such plans or arrangements that accept such rollovers. Similarly, distributions from an IRA generally are permitted to be rolled over tax-free within 60 days to a qualified plan, qualified annuity, section 403(b) arrangement, or governmental 457(b) plan. After tax contributions may be rolled over from a qualified plan, qualified annuity or governmental 457 plan into another qualified plan or an IRA. In the case of such a rollover of after tax contributions, the rollover is permitted to be accomplished only through a direct rollover. In addition, a qualified plan is not permitted to accept rollovers of after tax contributions unless the plan provides separate accounting for such contributions (and earnings thereon). Similar rules apply for purposes of rolling over after tax contributions from a section
403(b) arrangement. After tax contributions (including nondeductible contributions to an IRA) are not permitted to be rolled over from an IRA into a qualified plan, qualified annuity, section 403(b) arrangement, or governmental 457(b) plan.



For this purpose, an eligible rollover distribution is generally a distribution to an employee of all or any portion of the balance to the credit of the employee in a qualified trust under section 401(a) of the Code, qualified annuity under section 403(a) of the Code, a 403(b) arrangement or a governmental 457(b) plan. However, an eligible rollover distribution does not include: any distribution which is one of a series of substantially equal periodic payments (not less frequently than annually) made (1) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and the employee's designated beneficiary, or (2) for a specified period of 10 years or more; any distribution to the extent it is a required minimum distribution amount (discussed above); or any distribution which is made upon hardship of the employee.



Separate accounting is required on amounts rolled from plans described under Code sections 401, 403(b) or 408(IRA), when those amounts are rolled into plans described under section 457(b) sponsored by governmental employers. These amounts, when distributed from the governmental 457(b) plan, will be subject to the 10% early withdrawal tax applicable to distributions from plans described under sections 401, 403(b) or 408(IRA), respectively.

32                                             FORTIS BENEFITS INSURANCE COMPANY
--------------------------------------------------------------------------------

ACCUMULATION UNIT VALUES
(FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT THE PERIOD)


The following information should be read in conjunction with the financial statements for the Separate Account included in the Statement of Additional Information, which is incorporated by reference in this prospectus. There is no information for Hartford International Opportunities HLS Fund, Hartford Stock HLS Fund and Hartford Capital Appreciation HLS Fund Sub-Accounts because as of December 31, 2002, the Sub-Accounts had not commenced operation.


                                                                              YEAR ENDED DECEMBER 31,
                                                          ---------------------------------------------------------------
SUB-ACCOUNT                                                 2002       2001       2000       1999       1998       1997
-------------------------------------------------------------------------------------------------------------------------
HARTFORD ADVISERS HLS FUND
    Accumulation Unit Value at beginning of period        $ 3.515    $ 3.737    $ 3.816    $ 3.498    $ 2.844    $ 2.315
-------------------------------------------------------------------------------------------------------------------------
    Accumulation Unit Value at end of period              $ 2.990    $ 3.515    $ 3.737    $ 3.816    $ 3.498    $ 2.844
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
    Number of Accumulation Units outstanding at end of
     period (in thousands)                                 94,001    122,799    144,889    152,820    160,803    156,036
-------------------------------------------------------------------------------------------------------------------------
HARTFORD BLUE CHIP STOCK HLS FUND
    Accumulation Unit Value at beginning of period        $17.526    $20.758    $21.571    $18.238    $14.429    $11.520
-------------------------------------------------------------------------------------------------------------------------
    Accumulation Unit Value at end of period              $13.072    $17.526    $20.758    $21.571    $18.238    $14.429
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
    Number of Accumulation Units outstanding at end of
     period (in thousands)                                  7,487      9,325     10,307      9,672      7,549      4,150
-------------------------------------------------------------------------------------------------------------------------
HARTFORD BOND HLS FUND
    Accumulation Unit Value at beginning of period        $ 2.230    $ 2.080    $ 1.882    $ 1.947    $ 1.825    $ 1.661
-------------------------------------------------------------------------------------------------------------------------
    Accumulation Unit Value at end of period              $ 2.422    $ 2.230    $ 2.080    $ 1.882    $ 1.947    $ 1.825
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
    Number of Accumulation Units outstanding at end of
     period (in thousands)                                 32,035     34,033      37519     46,271     51,323     49,943
-------------------------------------------------------------------------------------------------------------------------
HARTFORD CAPITAL OPPORTUNITIES HLS FUND
    Accumulation Unit Value at beginning of period        $ 6.595    $ 8.754    $10.000         --         --         --
-------------------------------------------------------------------------------------------------------------------------
    Accumulation Unit Value at end of period              $ 4.630    $ 6.595    $ 8.754         --         --         --
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
    Number of Accumulation Units outstanding at end of
     period (in thousands)                                  1,356      1,645        763         --         --         --
-------------------------------------------------------------------------------------------------------------------------
HARTFORD GLOBAL LEADERS HLS FUND
    Accumulation Unit Value at beginning of period        $20.373    $24.754    $26.998    $18.199    $13.847    $18.510
-------------------------------------------------------------------------------------------------------------------------
    Accumulation Unit Value at end of period              $16.178    $20.373    $24.754    $26.998    $18.199    $13.847
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
    Number of Accumulation Units outstanding at end of
     period (in thousands)                                  6,677      8,255      9,792      9,641     11,745     13,726
-------------------------------------------------------------------------------------------------------------------------
HARTFORD GROWTH AND INCOME HLS FUND
    Accumulation Unit Value at beginning of period        $21.989    $24.231    $26.030    $21.657    $18.337    $15.468
-------------------------------------------------------------------------------------------------------------------------
    Accumulation Unit Value at end of period              $16.345    $21.989    $24.231    $26.030    $21.657    $18.337
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
    Number of Accumulation Units outstanding at end of
     period (in thousands)                                  6,228      7,748      9,221     10,995     12,172     11,003
-------------------------------------------------------------------------------------------------------------------------
HARTFORD GROWTH OPPORTUNITIES HLS FUND
    Accumulation Unit Value at beginning of period        $ 4.626    $ 6.079    $ 5.925    $ 3.870    $ 3.296    $ 2.972
-------------------------------------------------------------------------------------------------------------------------
    Accumulation Unit Value at end of period              $ 3.302    $ 4.626    $ 6.079    $ 5.925    $ 3.870    $ 3.296
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
    Number of Accumulation Units outstanding at end of
     period (in thousands)                                 79,605     97,663    111,544    114,976    136,042    156,976
-------------------------------------------------------------------------------------------------------------------------
HARTFORD HIGH YIELD HLS FUND
    Accumulation Unit Value at beginning of period        $11.763    $11.611    $11.649    $11.276    $10.913    $11.928
-------------------------------------------------------------------------------------------------------------------------
    Accumulation Unit Value at end of period              $10.811    $11.763    $11.611    $11.649    $11.276    $10.913
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
    Number of Accumulation Units outstanding at end of
     period (in thousands)                                  2,493      3,253      3,778      4,713      4,985      4,195
-------------------------------------------------------------------------------------------------------------------------
HARTFORD INDEX HLS FUND
    Accumulation Unit Value at beginning of period        $17.136    $19.807    $22.185    $18.662    $14.771    $11.290
-------------------------------------------------------------------------------------------------------------------------
    Accumulation Unit Value at end of period              $13.111    $17.136    $19.807    $22.185    $18.662    $14.771
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
    Number of Accumulation Units outstanding at end of
     period (in thousands)                                  9,974     12,577     14,152     14,134     10,441      5,492
-------------------------------------------------------------------------------------------------------------------------

                                                                   YEAR ENDED DECEMBER 31,
                                                          -----------------------------------------
SUB-ACCOUNT                                                 1996       1995       1994       1993
--------------------------------------------------------  -----------------------------------------
HARTFORD ADVISERS HLS FUND
    Accumulation Unit Value at beginning of period        $ 2.013    $ 1.590    $ 1.657    $ 1.665
--------------------------------------------------------
    Accumulation Unit Value at end of period              $ 2.315    $ 2.013    $ 1.590    $ 1.657
------------------------------------------------------------------------------------------------------------
--------------------------------------------------------
    Number of Accumulation Units outstanding at end of
     period (in thousands)                                154,526    148,700    137,642    106,835
--------------------------------------------------------
HARTFORD BLUE CHIP STOCK HLS FUND
    Accumulation Unit Value at beginning of period        $10.000         --         --         --
--------------------------------------------------------
    Accumulation Unit Value at end of period              $11.520         --         --         --
----------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------
    Number of Accumulation Units outstanding at end of
     period (in thousands)                                    915         --         --         --
--------------------------------------------------------
HARTFORD BOND HLS FUND
    Accumulation Unit Value at beginning of period        $ 1.626    $ 1.391    $ 1.468    $ 1.457
--------------------------------------------------------
    Accumulation Unit Value at end of period              $ 1.661    $ 1.626    $ 1.391    $ 1.468
-------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------
    Number of Accumulation Units outstanding at end of
     period (in thousands)                                 55,654     59,214     62,745     56,006
--------------------------------------------------------
HARTFORD CAPITAL OPPORTUNITIES HLS FUND
    Accumulation Unit Value at beginning of period             --         --         --         --
--------------------------------------------------------
    Accumulation Unit Value at end of period                   --         --         --         --
-------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------
    Number of Accumulation Units outstanding at end of
     period (in thousands)                                     --         --         --         --
--------------------------------------------------------
HARTFORD GLOBAL LEADERS HLS FUND
    Accumulation Unit Value at beginning of period        $15.754    $12.236    $12.784    $17.572
--------------------------------------------------------
    Accumulation Unit Value at end of period              $18.510    $15.754    $12.236    $12.784
-------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------
    Number of Accumulation Units outstanding at end of
     period (in thousands)                                 13,714     10,770     10,056      5,109
--------------------------------------------------------
HARTFORD GROWTH AND INCOME HLS FUND
    Accumulation Unit Value at beginning of period        $12.904    $10.083    $10.000         --
--------------------------------------------------------
    Accumulation Unit Value at end of period              $15.468    $12.904    $10.083         --
-------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------
    Number of Accumulation Units outstanding at end of
     period (in thousands)                                  7,893      4,204      1,490         --
--------------------------------------------------------
HARTFORD GROWTH OPPORTUNITIES HLS FUND
    Accumulation Unit Value at beginning of period        $ 2.587    $ 2.054    $ 2.142    $ 1.996
--------------------------------------------------------
    Accumulation Unit Value at end of period              $ 2.972    $ 2.587    $ 2.054    $ 2.142
-------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------
    Number of Accumulation Units outstanding at end of
     period (in thousands)                                169,094    160,247    148,657    118,721
--------------------------------------------------------
HARTFORD HIGH YIELD HLS FUND
    Accumulation Unit Value at beginning of period        $10.941    $ 9.834    $10.000         --
--------------------------------------------------------
    Accumulation Unit Value at end of period              $11.928    $10.941    $ 9.834         --
-------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------
    Number of Accumulation Units outstanding at end of
     period (in thousands)                                  3,338      2,321      1,217         --
--------------------------------------------------------
HARTFORD INDEX HLS FUND
    Accumulation Unit Value at beginning of period        $10.000         --         --         --
--------------------------------------------------------
    Accumulation Unit Value at end of period              $11.290         --         --         --
-------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------
    Number of Accumulation Units outstanding at end of
     period (in thousands)                                  1,260         --         --         --
--------------------------------------------------------

FORTIS BENEFITS INSURANCE COMPANY                                             33
--------------------------------------------------------------------------------

                                                                              YEAR ENDED DECEMBER 31,
                                                          ---------------------------------------------------------------
SUB-ACCOUNT                                                 2002       2001       2000       1999       1998       1997
-------------------------------------------------------------------------------------------------------------------------
HARTFORD INTERNATIONAL STOCK HLS FUND
    Accumulation Unit Value at beginning of period        $13.126    $17.572    $19.711    $16.113    $14.022    $12.691
-------------------------------------------------------------------------------------------------------------------------
    Accumulation Unit Value at end of period              $11.688    $13.126    $17.572    $19.711    $16.113    $14.022
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
    Number of Accumulation Units outstanding at end of
     period (in thousands)                                  3,936      5,081      5,689      5,344      4,752      4,240
-------------------------------------------------------------------------------------------------------------------------
HARTFORD LARGE CAP GROWTH HLS FUND
    Accumulation Unit Value at beginning of period        $10.029    $11.946    $14.754    $11.755    $10.000         --
-------------------------------------------------------------------------------------------------------------------------
    Accumulation Unit Value at end of period              $ 6.823    $10.029    $11.946    $14.754    $11.755         --
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
    Number of Accumulation Units outstanding at end of
     period (in thousands)                                  4,227      5,343      5,763      3,963        843         --
-------------------------------------------------------------------------------------------------------------------------
HARTFORD MID CAP STOCK HLS FUND
    Accumulation Unit Value at beginning of period        $10.685    $11.303    $10.538    $ 9.625    $10.000         --
-------------------------------------------------------------------------------------------------------------------------
    Accumulation Unit Value at end of period              $ 9.165    $10.685    $11.303    $10.538    $ 9.625         --
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
    Number of Accumulation Units outstanding at end of
     period (in thousands)                                  2,645      2,689      2,298      1,441        765         --
-------------------------------------------------------------------------------------------------------------------------
HARTFORD MONEY MARKET HLS FUND
    Accumulation Unit Value at beginning of period        $ 1.705    $ 1.664    $ 1.590    $ 1.536    $ 1.479    $ 1.424
-------------------------------------------------------------------------------------------------------------------------
    Accumulation Unit Value at end of period              $ 1.707    $ 1.705    $ 1.664    $ 1.590    $ 1.536    $ 1.479
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
    Number of Accumulation Units outstanding at end of
     period (in thousands)                                 44,542     55,137     39,595     59,567     39,532     31,492
-------------------------------------------------------------------------------------------------------------------------
HARTFORD MULTISECTOR BOND HLS FUND
    Accumulation Unit Value at beginning of period        $12.957    $12.436    $12.092    $13.254    $11.837    $11.962
-------------------------------------------------------------------------------------------------------------------------
    Accumulation Unit Value at end of period              $13.287    $12.957    $12.436    $12.092    $13.254    $11.837
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
    Number of Accumulation Units outstanding at end of
     period (in thousands)                                  1,248      1,539      1,388      1,403      1,236      1,123
-------------------------------------------------------------------------------------------------------------------------
HARTFORD SMALLCAP GROWTH HLS FUND
    Accumulation Unit Value at beginning of period        $21.561    $27.382    $32.680    $15.829    $13.241    $13.233
-------------------------------------------------------------------------------------------------------------------------
    Accumulation Unit Value at end of period              $15.138    $21.561    $27.382    $32.680    $15.829    $13.241
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
    Number of Accumulation Units outstanding at end of
     period (in thousands)                                  5,928      7,229      8,240      6,380      6,166      6,552
-------------------------------------------------------------------------------------------------------------------------
HARTFORD SMALL CAP VALUE HLS FUND
    Accumulation Unit Value at beginning of period        $15.945    $13.357    $10.659    $ 9.367    $10.000         --
-------------------------------------------------------------------------------------------------------------------------
    Accumulation Unit Value at end of period              $13.345    $15.945    $13.357    $10.659    $ 9.367         --
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
    Number of Accumulation Units outstanding at end of
     period (in thousands)                                  3,869      4,532      3,045      2,497      1,098         --
-------------------------------------------------------------------------------------------------------------------------
HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND
    Accumulation Unit Value at beginning of period        $20.852    $19.655    $17.823    $18.421    $17.150    $15.935
-------------------------------------------------------------------------------------------------------------------------
    Accumulation Unit Value at end of period              $22.780    $20.852    $19.655    $17.823    $18.421    $17.150
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
    Number of Accumulation Units outstanding at end of
     period (in thousands)                                  7,079      6,250      5,978      6,962      7,578      7,744
-------------------------------------------------------------------------------------------------------------------------
HARTFORD VALUE OPPORTUNITIES HLS FUND
    Accumulation Unit Value at beginning of period        $17.843    $18.559    $15.875    $14.768    $13.652    $11.049
-------------------------------------------------------------------------------------------------------------------------
    Accumulation Unit Value at end of period              $13.211    $17.843    $18.559    $15.875    $14.768    $13.652
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
    Number of Accumulation Units outstanding at end of
     period (in thousands)                                  3,889      5,066      4,407      4,744      4,869      3,402
-------------------------------------------------------------------------------------------------------------------------

                                                                   YEAR ENDED DECEMBER 31,
                                                          -----------------------------------------
SUB-ACCOUNT                                                 1996       1995       1994       1993
--------------------------------------------------------  -----------------------------------------
HARTFORD INTERNATIONAL STOCK HLS FUND
    Accumulation Unit Value at beginning of period        $11.283    $10.000         --         --
--------------------------------------------------------
    Accumulation Unit Value at end of period              $12.691    $11.283         --         --
-------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------
    Number of Accumulation Units outstanding at end of
     period (in thousands)                                  3,137      1,157         --         --
--------------------------------------------------------
HARTFORD LARGE CAP GROWTH HLS FUND
    Accumulation Unit Value at beginning of period             --         --         --         --
--------------------------------------------------------
    Accumulation Unit Value at end of period                   --         --         --         --
-------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------
    Number of Accumulation Units outstanding at end of
     period (in thousands)                                     --         --         --         --
--------------------------------------------------------
HARTFORD MID CAP STOCK HLS FUND
    Accumulation Unit Value at beginning of period             --         --         --         --
--------------------------------------------------------
    Accumulation Unit Value at end of period                   --         --         --         --
-------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------
    Number of Accumulation Units outstanding at end of
     period (in thousands)                                     --         --         --         --
--------------------------------------------------------
HARTFORD MONEY MARKET HLS FUND
    Accumulation Unit Value at beginning of period        $ 1.372    $ 1.315    $ 1.282    $ 1.261
--------------------------------------------------------
    Accumulation Unit Value at end of period              $ 1.424    $ 1.372    $ 1.315    $ 1.282
-------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------
    Number of Accumulation Units outstanding at end of
     period (in thousands)                                 36,221     26,916     30,698     21,315
--------------------------------------------------------
HARTFORD MULTISECTOR BOND HLS FUND
    Accumulation Unit Value at beginning of period        $11.743    $10.000         --         --
--------------------------------------------------------
    Accumulation Unit Value at end of period              $11.962    $11.743         --         --
-------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------
    Number of Accumulation Units outstanding at end of
     period (in thousands)                                  1,088        574         --         --
--------------------------------------------------------
HARTFORD SMALLCAP GROWTH HLS FUND
    Accumulation Unit Value at beginning of period        $12.461    $ 9.724    $10.000         --
--------------------------------------------------------
    Accumulation Unit Value at end of period              $13.233    $12.461    $ 9.724         --
-------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------
    Number of Accumulation Units outstanding at end of
     period (in thousands)                                  5,707      3,034      1,156         --
--------------------------------------------------------
HARTFORD SMALL CAP VALUE HLS FUND
    Accumulation Unit Value at beginning of period             --         --         --         --
--------------------------------------------------------
    Accumulation Unit Value at end of period                   --         --         --         --
-------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------
    Number of Accumulation Units outstanding at end of
     period (in thousands)                                     --         --         --         --
--------------------------------------------------------
HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND
    Accumulation Unit Value at beginning of period        $15.805    $13.484    $14.609    $13.529
--------------------------------------------------------
    Accumulation Unit Value at end of period              $15.935    $15.805    $13.484    $14.609
-------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------
    Number of Accumulation Units outstanding at end of
     period (in thousands)                                  9,635     10,990     12,272     15,602
--------------------------------------------------------
HARTFORD VALUE OPPORTUNITIES HLS FUND
    Accumulation Unit Value at beginning of period        $10.000         --         --         --
--------------------------------------------------------
    Accumulation Unit Value at end of period              $11.049         --         --         --
-------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------
    Number of Accumulation Units outstanding at end of
     period (in thousands)                                  1,072         --         --         --
--------------------------------------------------------

34                                             FORTIS BENEFITS INSURANCE COMPANY
--------------------------------------------------------------------------------

FURTHER INFORMATION ABOUT FORTIS BENEFITS INSURANCE COMPANY


Fortis Benefits is a Minnesota corporation founded in 1910. It is qualified to sell life, health and annuity insurance in the District of Columbia and in all states except New York. Fortis Benefits is an indirectly wholly-owned subsidiary of Fortis, Inc., which is itself indirectly owned 50% by Fortis N.V. and 50% by Fortis (SA/NV). Fortis, Inc. manages the United States operations for these two companies.



Fortis N.V. is a diversified financial services company headquartered in Utrecht, The Netherlands, where its insurance operations began in 1847. Fortis SA/NV is a diversified financial services company headquartered in Brussels, Belgium, where its insurance operations began in 1824. Fortis N.V. and Fortis SA/NV have merged their operating companies under the trade name of Fortis. The Fortis group of companies is active in insurance, banking and financial services, and real estate development in The Netherlands, Belgium, the United States, Western Europe, and the Pacific Rim.



We offer and sell insurance products, including life insurance policies, annuity contracts, and group life, accident and health insurance policies. We market our products to small businesses and individuals through a national network of independent agents, brokers, and financial institutions.



Effective April 1, 2001, Fortis Benefits contracted the administrative servicing obligations for its registered variable and market value adjusted insurance contracts to Hartford Life and Annuity Insurance Company ("Hartford L&A"), a subsidiary of The Hartford Financial Services Group ("Hartford"). Although Fortis Benefits remains responsible for all contract terms and conditions, Hartford L&A is responsible for servicing the contracts, including the payment of benefits, oversight of investment management (i.e., the Portfolios) and overall contract administration. This was part of a larger transaction whereby Hartford L&A reinsured all of the individual life insurance and annuity business of Fortis Benefits.



Fortis Benefits seeks to compete primarily on the basis of customer service, product design, and, in the case of variable products, the investment results achieved. Many other insurance companies compete with Fortis Benefits in each of its markets, including on the basis of price. Many of these companies, which include some of the largest and best known insurance companies, have considerably greater resources than Fortis Benefits.



The Company is subject to regulation and supervision by the insurance departments of the states in which it is licensed to do business. This regulation covers a variety of areas, including benefit reserve requirements, adequacy of insurance company capital and surplus, various operational standards, and accounting and financial reporting procedures. Fortis Benefits' operations and accounts are subject to periodic examination by insurance regulatory authorities.



Under insurance guaranty fund laws in most states, insurers doing business therein can be assessed up to prescribed limits for insurance contract losses, if covered, incurred by insolvent companies. The amount of any future assessments of Fortis Benefits under these laws cannot be reasonably estimated. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's own financial strength.



Although the federal government generally does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Federal measures that may adversely affect the insurance business include health care reform, employee benefit regulation, controls on medicare costs and medical entitlement programs, tax law changes affecting the taxation of insurance companies or of insurance products, changes in the relative desirability of various personal investment vehicles, and removal of impediments on the entry of banking institutions into the business of insurance.



Pursuant to state insurance laws and regulations, Fortis Benefits is obligated to carry on its books, as liabilities, reserves to meet its obligations under outstanding insurance contracts. These reserves are based on assumptions about, among other things, future claims experience and investment returns. Neither the reserve requirements nor the other aspects of state insurance regulation provide absolute protection to holders of insurance contracts, if Fortis Benefits were to incur claims or expenses at rates significantly higher than expected or significant unexpected losses on its investments.



PROPERTIES



Fortis Benefits has approximately 1500 employees. Fortis Benefits has its principal offices in Kansas City, Missouri. Fortis Benefits leases a portion of that building consisting of 297,000 square feet. Fortis Benefits occupies approximately 85% of its building, which it expects will be adequate for its purposes for the foreseeable future. Fortis Benefits also leases approximately 70,000 square feet of space in Birmingham, Alabama for the employees of its dental insurance division. In addition Fortis Benefits has several regional claims and sales offices throughout the United States.



LEGAL PROCEEDINGS



The Company is a defendant in various lawsuits, none of which, in the opinion of the Company counsel, will result in a material liability.



SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS



A shareholder meeting was held on April 30, 2002 to elect the current slate of directors of Fortis Benefits Insurance Company and minor amendments were made to the Bylaws of the Company.

FORTIS BENEFITS INSURANCE COMPANY                                             35
--------------------------------------------------------------------------------


SELECTED FINANCIAL DATA



The following is a summary of certain financial data of Fortis Benefits. This summary has been derived in part from the financial statements of Fortis Benefits included elsewhere in this prospectus. You should read the following along with these financial statements.



                                                                        YEAR ENDED DECEMBER 31,
(IN THOUSANDS)                                         2002         2001           2000         1999*       1998*
--------------------------------------------------------------------------------------------------------------------
INCOME STATEMENT DATA
Premiums and policy charges                         $ 1,686,364  $ 1,547,678    $ 1,604,244   $1,528,081  $1,333,258
Net investment income                                   258,590      306,377        331,380      289,719     234,043
Net realized gains (losses) on investment               (45,801)     (34,437)       (21,629)      18,854      52,404
Other income                                             13,099       13,161          9,607       11,663      11,183
                                                    -----------  -----------    -----------   ----------  ----------
Total Revenues                                      $ 1,972,438  $ 1,884,958    $ 1,928,602   $1,849,418  $1,630,888
                                                    -----------  -----------    -----------   ----------  ----------
Total benefits and expenses                         $ 1,827,564  $ 1,722,125    $ 1,791,172   $1,714,876  $1,538,604
Federal Income taxes                                     44,225       55,474         44,820       44,869      30,402
Net income                                              100,648      107,359         92,610       89,673      61,882

BALANCE SHEET DATA
Total assets                                        $ 8,944,759  $10,025,352    $10,632,449   $9,610,139* $7,578,055
Total liabilities                                     8,110,533    9,304,557      9,641,403    8,760,587*  6,692,587
Total shareholder's equity                              834,226      720,795        991,046      849,552*    885,468
--------------------------------------------------------------------------------------------------------------------



*The Balance Sheet Data for 1999 and 1998 and the Income Statement Data for 1998 have not been restated to reflect the merger activity occurring in 2001. The remaining data for 1999 and 2000 have been restated.



MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL
CONDITION AND RESULTS OF OPERATIONS



2002 COMPARED TO 2001



REVENUES



Fortis Benefits Insurance Company (the "Company") distributes its products through a network of independent agents, brokers and financial institutions. The Company's major products offered are group dental, group disability, group medical, group life, pre-need annuity and life and accidental death coverages.



On December 31, 2001, the Company purchased (the "Purchase") the Dental Benefits Division of Protective Life Corporation ("Protective"). The Purchase includes primarily group dental products. The Company reinsured this business on a 100% coinsurance basis and will perform all administration activities. The Company assumed approximately $75 million of reserves, $244 million of assets including $147 million of goodwill and intangibles, and paid net cash of approximately $169 million.



The purchase of the Protective business is the primary reason for the increase in accident and health premiums from December 31, 2001 to December 31, 2002. During 2001, the Company began offering a new accidental death product through financial institutions. This business represents 7.2% and 4.4% of total accident and health premium as of December 31, 2002 and 2001 respectively. Rate increases in the group medical line resulted in a 19.5% decrease of group medical premium due to non-renewal of existing business and lower new sales.



Strong sales in the pre-need annuity and life line resulted in an increase of pre-need premium from December 31, 2001 to December 31, 2002 of 4%. On April 1, 2001, the Company entered into a coinsurance agreement with Hartford Financial Services Group ("Hartford") whereby the Company ceded the Investment Product block of business to the Hartford. Premium on this business represented 0% and 2% of total Company premium income for the year ended December 31, 2002 and 2001, respectively.



The Company continues to match investment portfolio composition to liquidity needs and capital requirements. Investment income decreased from $306 million in 2001 to $259 million in 2002 due to lower yielding investment markets. Changes in interest rates during 2002 and 2001 resulted in recognition of realized gains and losses upon sales of securities. The Company had more capital losses from fixed maturity investments in 2002 as compared to 2001.



BENEFITS



The total year-to-date policyholder benefit to premium ratio decreased from 80% to 77% from December 31, 2001 to December 31, 2002. The group dental, group disability, group medical, group life and pre-need benefit to premium ratios for the year ended December 31, were 72%, 87%, 66%, 74% and 101% respectively in 2002 and 73%, 88%, 75%, 72% and 103% respectively in 2001. The 9% decrease in the group medical benefit to premium ratio during 2002 compared to 2001 is a result of pricing increases and improved administration on this business.



EXPENSES



Commission rates have increased slightly from levels in 2001. This is primarily due to changes in the mix of business by product lines as well as the change in first year versus renewal premiums.



The Company's general and administrative expense to premium ratio has decreased slightly from 18.6% at December 31, 2001 to 18.3% at December 31, 2002. 2001 expenses associated with

36                                             FORTIS BENEFITS INSURANCE COMPANY
--------------------------------------------------------------------------------

the business reinsured by the Hartford had proportionally higher expenses on premium revenue than the remaining business' expense to premium levels. Offsetting this 2001 to 2002 decrease in expense to premium ratio are expense increases related to systems project costs. The Company continues to monitor expenses, striving to improve the expense to premium ratio, while maintaining quality and timely services to policyholders.



MARKET RISK AND RISK MANAGEMENT



Interest rate risk is the Company's primary market risk exposure. Substantial and sustained increases and decreases in market interest rates can affect the profitability of insurance products and market value of investments. The yield realized on new investments generally increases or decreases in direct relationship with interest rate changes. The market value of the Company's fixed maturity and mortgage loan portfolios generally increases when interest rates decrease, and decreases when interest rates increase.



Interest rate risk is monitored and controlled through asset/ liability management. As part of the risk management process, different economic scenarios are modeled, including cash flow testing required for insurance regulatory purposes, to determine that existing assets are adequate to meet projected liability cash flows. A major component of the Company's asset/liability management program is structuring the investment portfolio with cash flow characteristics consistent with the cash flow characteristics of the Company's insurance liabilities. The Company uses computer models to perform simulations of the cash flow generated from existing insurance policies under various interest rate scenarios. Information from these models is used in the determination of interest crediting strategies and investment strategies. The asset/liability management discipline includes strategies to minimize exposure to loss as market interest rates change. On the basis of these analyses, management believes there is no material solvency risk to the Company with respect to interest rate movements up or down of 100 basis points from year-end levels.



Equity market risk exposure is not significant. Equity investments in the general account are not material enough to threaten solvency and contract owners bear the investment risk related to the variable products. Therefore, the risks associated with the investments supporting the variable separate accounts are assumed by contract owners, not by the Company. The Company provides certain minimum death benefits that depend on the performance of the variable separate accounts. Currently these death benefit risks are reinsured which then protects the Company from adverse mortality experience and prolonged capital market decline.



LIQUIDITY AND CAPITAL RESOURCES



The market value of cash, short-term investments and publicly traded bonds and stocks is at least equal to all policyholder reserves and liabilities. The Company's portfolio is readily marketable and convertible to cash to a degree sufficient to provide for short-term needs. The Company consistently monitors its liability durations and invests assets accordingly. The Company has no material commitments or off-balance sheet financing arrangements, which would reduce sources of funds in the upcoming year.



The National Association of Insurance Commissioners has implemented risk-based capital standards to determine the capital requirements of a life insurance company based upon the risks inherent in its operations. These standards require the computation of a risk-based capital amount which is then compared to a company's actual total adjusted capital. Based upon current calculations using these risk-based capital standards, the Company's percentage of total adjusted capital is in excess of ratios, which would require regulatory attention.



The Company's fixed maturity investments consisted of 97.3% investment grade bonds as of December 31, 2002 and the Company does not expect this percentage to change significantly in the future.



CRITICAL ACCOUNTING POLICIES AND RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS



The Company makes estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of December 31, 2002 and the reported amounts of revenues and expenses for the year ended December 31, 2002.



The most critical estimates include those used in determining deferred policy acquisition costs, impairment losses on investment and federal income taxes.



DEFERRED POLICY ACQUISITION COSTS



The costs of acquiring new business, which vary with and are directly related to the production of new business, are deferred to the extent recoverable and amortized. For traditional and pre-need life insurance and long-term care products (included as accident and health products), such costs are amortized over the premium paying period. For interest sensitive and investment products, such costs are amortized in relation to expected future gross profits. Estimation of future gross profits requires significant management judgment and is reviewed periodically. As excess amounts of deferred costs over future premiums or gross profits are identified, such excess amounts are expensed.



See note 2 to the financial statements for a discussion of the Company's accounting policies, including recently issued accounting pronouncements.



IMPAIRMENT LOSSES ON INVESTMENTS



The Company regularly reviews its fixed maturities and equity securities portfolio to evaluate the necessity of recording impairment loss for other-than-temporary declines in the fair value of investments. A number of criteria are considered during this process including, but not limited to, violations of financial covenants, public securities trading at a substantial discount to par as a result of credit concerns, securities with a market value less than

FORTIS BENEFITS INSURANCE COMPANY                                             37
--------------------------------------------------------------------------------

carrying value for an extended period of time and other subjective factors relating to the issuer. Other than temporary impairments are recorded at the end of each quarter based on the fair value of the security at the reporting date.



FEDERAL INCOME TAXES



Income taxes have been provided using the liability method. Deferred tax assets and liabilities are determined based on the temporary differences between the financial reporting and the tax bases and are measured using the currently enacted tax rates.



REGULATION



The Company is subject to the laws and regulations established by the Minnesota State Insurance Department governing insurance business conducted in Minnesota State. Periodic audits are conducted by the Minnesota Insurance Department related to the Company's compliance with these laws and regulations. To date, there have been no adverse findings regarding the Company's operations.

38                                             FORTIS BENEFITS INSURANCE COMPANY
--------------------------------------------------------------------------------

TABLE OF CONTENTS TO STATEMENT OF ADDITIONAL INFORMATION

----------------------------------------------------------------------
GENERAL INFORMATION
----------------------------------------------------------------------
    Safekeeping of Assets
----------------------------------------------------------------------
    Independent Public Accountants
----------------------------------------------------------------------
    Non-Participating
----------------------------------------------------------------------
    Misstatement of Age or Sex
----------------------------------------------------------------------
    Principal Underwriter
----------------------------------------------------------------------
PERFORMANCE RELATED INFORMATION
----------------------------------------------------------------------
    Total Return for all Sub-Accounts
----------------------------------------------------------------------
    Yield for Sub-Accounts
----------------------------------------------------------------------
    Money Market Sub-Accounts
----------------------------------------------------------------------
    Additional Materials
----------------------------------------------------------------------
    Performance Comparisons
----------------------------------------------------------------------
PERFORMANCE TABLES
----------------------------------------------------------------------
FINANCIAL STATEMENTS
----------------------------------------------------------------------

FORTIS BENEFITS INSURANCE COMPANY                                             39
--------------------------------------------------------------------------------

APPENDIX I -- SAMPLE MARKET VALUE ADJUSTMENT CALCULATIONS

We will determine the Market Value Adjustment by multiplying the general account value that is withdrawn or transferred from the existing Guarantee Period (after deduction of any applicable surrender charge) by the following factor:

               [(1 + I)/(1 + J + .005)] TO THE POWER OF n/12 - 1

where,

- I is the guaranteed interest rate we credit to the general account value that is withdrawn or transferred from the existing Guarantee Period.

- J is the guaranteed interest rate we are then offering for new Guarantee Periods with durations equal to the number of years remaining in the existing Guarantee Period (rounded up to the next higher number of years).

- N is the number of months remaining in the existing Guarantee Period (rounded up to the next higher number of months).

SAMPLE CALCULATION 1: POSITIVE ADJUSTMENT

             Amount withdrawn or transferred                           $10,000
             Existing Guarantee Period                                 7 Years
             Time of withdrawal or transfer                            Beginning of 3rd year of Existing Guarantee
                                                                       Period
             Guaranteed Interest Rate (I)                              8%*
             Guaranteed Interest Rate for new 5-year guarantee (J)     7%*
             Remaining Guarantee Period (N)                            60 months

      Market Value Adjustment:                                     =   $10,000 X [[(1 + .08)/(1 + .07 + .005)] TO THE
                                                                       POWER OF 60/12 - 1]
                                                                   =   $234.73

Amount transferred or withdrawn (adjusted for Market Value Adjustment):
$10,234.73

SAMPLE CALCULATION 2: NEGATIVE ADJUSTMENT

             Amount withdrawn or transferred                           $10,000
             Existing Guarantee Period                                 7 Years
             Time of withdrawal or transfer                            Beginning of 3rd year of Existing Guarantee
                                                                       Period
             Guaranteed Interest Rate (I)                              8%*
             Guaranteed Interest Rate for new 5-year guarantee (J)     9%*
             Remaining Guarantee Period (N)                            60 months

      Market Value Adjustment:                                     =   $10,000 X [[(1 + .08)/(1 + .09 + .005)] TO THE
                                                                       POWER OF 60/12 - 1]
                                                                   =   -$666.42

Amount transferred or withdrawn (adjusted for Market Value Adjustment):
$9,333.58

SAMPLE CALCULATION 3: NEGATIVE ADJUSTMENT

             Amount withdrawn or transferred                           $10,000
             Guarantee Period                                          7 Years
             Time of withdrawal or transfer                            Beginning of 3rd year of Existing Guarantee
                                                                       Period
             Guaranteed Interest Rate (I)                              8%*
             Guaranteed Interest Rate for new 5-year guarantee (J)     7.75%*
             Remaining Guarantee Period (N)                            60 months

      Market Value Adjustment:                                     =   $10,000 X [[(1 + .08)/(1 + .0775 + .005)] TO THE
                                                                       POWER OF 60/12 - 1]
                                                                   =   $114.94

Amount transferred or withdrawn (adjusted for Market Value Adjustment):
$9,885.06

*   Assumed for illustrative purposes only.

40                                             FORTIS BENEFITS INSURANCE COMPANY
--------------------------------------------------------------------------------

APPENDIX II -- INVESTMENTS BY FORTIS

Fortis' legal obligations with respect to the Guarantee Periods are supported by our general account assets. These general account assets also support our obligations under other insurance and annuity contracts. Investments purchased with amounts allocated to the Guarantee Periods are the property of Fortis, and you have no legal rights in such investments. Subject to applicable law, we have sole discretion over the investment of assets in our general account. Neither our general account nor the Guarantee Periods are subject to registration under the Investment Company Act of 1940.

We will invest amounts in our general account in compliance with applicable state insurance laws and regulations concerning the nature and quality of investments for the general account. Within specified limits and subject to certain standards and limitations, these laws generally permit investment in:

- federal, state and municipal obligations,

- preferred and common stocks,

- corporate bonds,

- real estate mortgages and mortgage backed securities,

- real estate, and

- certain other investments, including various derivative investments.

See the Financial Statements for information on our investments.

When we establish guaranteed interest rates, we will consider the available return on the instruments in which we invest amounts allocated to the general account. However, this return is only one of many factors we consider when we establish the guaranteed interest rates. See "Guarantee Periods".

Generally, we expect to invest amounts allocated to the Guarantee Periods in debt instruments. We expect that these debt instruments will approximately match our liabilities with regard to the Guarantee Periods. We also expect that these debt instruments will primarily include:

(1) securities issued by the United States Government or its agencies or instrumentalities. These securities may or may not be guaranteed by the United States Government;

(2) debt securities that, at the time of purchase, have an investment grade within the four highest grades assigned by Moody's Investors Services, Inc. ("Moody's"), Standard & Poor's Corporation ("Standard & Poor's"), or any other nationally recognized rating service. Moody's four highest grades are:
    Aaa, Aa, A, and Baa. Standard & Poor's four highest grades are: AAA, AA, A, and BBB;

(3) other debt instruments including, but not limited to, issues of, or guaranteed by, banks or bank holding companies and corporations. Although not rated by Moody's or Standard & Poor's, we deem these obligations to have an investment quality comparable to securities that may be purchased as stated above;

(4) other evidences of indebtedness secured by mortgages or deeds of trust representing liens upon real estate.

Except as required by applicable state insurance laws and regulations, we are not obligated to invest amounts allocated to the general account according to any particular strategy.

The Contracts are reinsured by Hartford Life and Annuity Insurance Company. As part of this reinsurance arrangement, the assets supporting the General Account under the Contracts are held by Fortis; however, these assets are managed by Hartford Investment Management Company ("HIMCO"), an affiliate of Hartford Life and Annuity Insurance Company. HIMCO generally invests those assets as described above for the Contract General Account related investments of Fortis.

To obtain a Statement of Additional Information, please complete the form below and mail to:

    Fortis Benefits Insurance Company
    Attn: Investment Product Services
    P.O. Box 5085
    Hartford, Connecticut 06102-5085

Please send a Statement of Additional Information for Fortis Masters variable annuity to me at the following address:

--------------------------------------------------------------------------------
                                      Name

--------------------------------------------------------------------------------
                                    Address

--------------------------------------------------------------------------------
                              City/State      Zip Code

                                    PART B

                      STATEMENT OF ADDITIONAL INFORMATION
                       FORTIS BENEFITS INSURANCE COMPANY
                               VARIABLE ACCOUNT D
                        FORTIS MASTERS VARIABLE ANNUITY

This Statement of Additional Information is not a prospectus. The information contained in this document should be read in conjunction with the Prospectus.

To obtain a Prospectus, send a written request to Fortis Benefits Insurance Company Attn: Investment Product Services, P.O. Box 5085, Hartford, CT 06102-5085.


Date of Prospectus: May 1, 2003
Date of Statement of Additional Information: May 1, 2003


TABLE OF CONTENTS


GENERAL INFORMATION                                                2
----------------------------------------------------------------------
    Safekeeping of Assets                                          2
----------------------------------------------------------------------
    Independent Accountants                                        2
----------------------------------------------------------------------
    Non-Participating                                              2
----------------------------------------------------------------------
    Misstatement of Age or Sex                                     2
----------------------------------------------------------------------
    Principal Underwriter                                          2
----------------------------------------------------------------------
PERFORMANCE RELATED INFORMATION                                    2
----------------------------------------------------------------------
    Total Return for all Sub-Accounts                              2
----------------------------------------------------------------------
    Yield for Sub-Accounts                                         3
----------------------------------------------------------------------
    Money Market Sub-Accounts                                      3
----------------------------------------------------------------------
    Additional Materials                                           4
----------------------------------------------------------------------
    Performance Comparisons                                        4
----------------------------------------------------------------------
PERFORMANCE TABLES                                                 5
----------------------------------------------------------------------
FINANCIAL STATEMENTS
----------------------------------------------------------------------

2                                              FORTIS BENEFITS INSURANCE COMPANY
--------------------------------------------------------------------------------

GENERAL INFORMATION

SAFEKEEPING OF ASSETS

Fortis holds title to the assets of the Separate Account. The assets are kept physically segregated and are held separate and apart from Fortis' general corporate assets. Records are maintained of all purchases and redemptions of the underlying fund shares held in each of the Sub-Accounts.


INDEPENDENT PUBLIC ACCOUNTANTS



The statements of assets and liabilities of Fortis Benefits Insurance Company Variable Account D as of December 31, 2002 and the related statements of operation and changes in net assets for the period then ended, included in this registration statement have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein and elsewhere in the registration statement, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is City Place, 185 Asylum Street, Hartford, Connecticut 06103-3402.



The financial statements of Fortis Benefits Insurance Company Variable Account D for the year ended December 31, 2001 included in this registration statement were audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said report.



We have not been able to obtain, after reasonable efforts, the written consent of Arthur Andersen LLP in connection with the financial statements of Fortis Benefits Insurance Company Variable Account D for the year ending December 31, 2001 that were audited by Arthur Andersen LLP and are included in this registration statement. This may limit your ability to assert claims against Arthur Andersen LLP under Section 11 of the Securities Act of 1933 because Arthur Andersen LLP did not consent to being named as having prepared its report.



INDEPENDENT ACCOUNTANTS



The financial statements of Fortis Benefits Insurance Company as of December 31, 2002 and 2001 and for each of the three years in the period ended December 31, 2002 included in this Registration Statement have been audited by PricewaterhouseCoopers LLP and are included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. The principal business address of PricewaterhouseCoopers LLP is 650 Third Avenue South, Suite 1300, Minneapolis, MN 55402.


NON-PARTICIPATING

The Contract is non-participating and we pay no dividends.

MISSTATEMENT OF AGE OR SEX

If an Annuitant's age or sex was misstated on the Contract, any Contract payments or benefits will be determined using the correct age and sex. If we have overpaid Annuity Payouts, an adjustment, including interest on the amount of the overpayment, will be made to the next Annuity Payout or Payouts. If we have underpaid due to a misstatement of age or sex, we will credit the next Annuity Payout with the amount we underpaid and credit interest.

PRINCIPAL UNDERWRITER


Woodbury Financial Services, Inc. ("Woodbury Financial"), the principal underwriter of the Contracts, is a Minnesota corporation and a member of the Securities Investors Protection Corporation. Fortis Benefits paid a total of $55,661,956, $34,037,583 and $7,561,190 to Woodbury Financial for annuity contract distribution services during 2000, 2001 and 2002 respectively. Of these totals, the sums of $9,648,917, $9,083,804 and $1,758,228 for the years 2000,
2001 and 2002 respectively, was not reallowed to other broker-dealers.


PERFORMANCE RELATED INFORMATION

The Separate Account may advertise certain performance-related information concerning the Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account's past performance only and is no indication of future performance.

FORTIS BENEFITS INSURANCE COMPANY                                              3
--------------------------------------------------------------------------------

TOTAL RETURN FOR ALL SUB-ACCOUNTS

When a Sub-Account advertises its standardized total return, it will usually be calculated from the date of the inception of the Sub-Account for one, five and ten year periods or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period. To calculate standardized total return, Fortis uses a hypothetical initial premium payment of $1,000.00 and deducts for the mortality and expense risk charge, the highest possible contingent deferred charge, any applicable administrative charge or annual maintenance fee.

The formula Fortis uses to calculate standardized total return is P(1+T)TO THE POWER OF n = ERV. In this calculation, "P" represents a hypothetical initial premium payment of $1,000.00, "T" represents the average annual total return, "n" represents the number of years and "ERV" represents the redeemable value at the end of the period.

In addition to the standardized total return, the Sub-Account may advertise a non-standardized total return. These figures will usually be calculated from the date of inception of the underlying fund for one, five and ten year periods or other relevant periods. Non-standardized total return is measured in the same manner as the standardized total return described above, except that the contingent deferred sales charge and any annual maintenance fee are not deducted. Therefore, non-standardized total return for a Sub-Account is higher than standardized total return for a Sub-Account.

YIELD FOR SUB-ACCOUNTS

If applicable, the Sub-Accounts may advertise yield in addition to total return. At any time in the future, yields may be higher or lower than past yields and past performance is no indication of future performance.

The standardized yield will be computed for periods beginning with the inception of the Sub-Account in the following manner. The net investment income per Accumulation Unit earned during a one-month period is divided by the Accumulation Unit Value on the last day of the period. This figure reflects deductions for the mortality and expense risk charge, any applicable administrative charge or annual maintenance fee.

The formula Fortis uses to calculate yield is: YIELD = 2[(a-b/cd +1)TO THE POWER OF 6 -1]. In this calculation, "a" represents the net investment income earned during the period by the underlying fund, "b" represents the expenses accrued for the period, "c" represents the average daily number of Accumulation Units outstanding during the period and "d" represents the maximum offering price per Accumulation Unit on the last day of the period.

MONEY MARKET SUB-ACCOUNTS

A money market fund Sub-Account may advertise yield and effective yield. Yield and effective yield figures reflect the deductions for the Contract, which include the mortality and expense risk charge, any applicable administrative charge or annual maintenance fee. At any time in the future, current and effective yields may be higher or lower than past yields and past performance is no indication of future performance.

Current yield of a money market fund Sub-Account is calculated for a seven-day period or the "base period" without taking into consideration any realized or unrealized gains or losses on shares of the underlying fund. The first step in determining yield is to compute the base period return. Fortis takes a hypothetical account with a balance of one Accumulation Unit of the Sub-Account and calculates the net change in its value from the beginning of the base period to the end of the base period. Fortis then subtracts an amount equal to the total deductions for the Contract and then divides that number by the value of the account at the beginning of the base period. The result is the base period return or "BPR". Once the base period return is calculated, Fortis then multiplies it by 365/7 to compute the current yield. Current yield is calculated to the nearest hundredth of one percent.

The formula for this calculation is YIELD = BPR X (365/7), where BPR = (A-B)/C. "A" is equal to the net change in value of a hypothetical account with a balance of one Accumulation Unit of the Sub-Account from the beginning of the base period to the end of the base period. "B" is equal to the amount that Fortis deducts for mortality and expense risk charge, any applicable administrative charge or annual maintenance fee. "C" represents the value of the Sub-Account at the beginning of the base period.

Effective yield is also calculated using the base period return. The effective yield is calculated by adding 1 to the base period return and raising that result to a power equal to 365 divided by 7 and subtracting 1 from the result. The calculation Fortis uses is:

    EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1) TO THE POWER OF 365/7] - 1.

4                                              FORTIS BENEFITS INSURANCE COMPANY
--------------------------------------------------------------------------------

ADDITIONAL MATERIALS

We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contracts and the characteristics of and market for any alternatives.

PERFORMANCE COMPARISONS

Each Sub-Account may from time to time include in advertisements the ranking of its performance figures compared with performance figures of other annuity contract's sub-accounts with the same investment objectives which are created by Lipper Analytical Services, Morningstar, Inc. or other recognized ranking services.

Fortis may also compare the performance of the Sub-Accounts against certain widely acknowledged outside standards or indices for stock and bond market performance, such as:

- The Standard & Poor's 500 Composite Stock Price Index (the "S&P 500") is a stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the United States, most of which are traded on the New York Stock Exchange. Stocks in the S&P 500 are weighted according to their market capitalization (the number of shares outstanding multiplied by the stock's current price).

- The Nasdaq Composite Index measures all Nasdaq domestic and non-U.S. based common stocks listed on The Nasdaq Stock Market. The Index is market-value weighted. This means that each company's security affects the Index in proportion to its market value. The market value, the last sale price multiplied by total shares outstanding, is calculated throughout the trading day, and is related to the total value of the Index. The Nasdaq Composite includes over 5,000 companies. On February 5, 1971, the Nasdaq Composite Index began with a base of 100.00.

- The Morgan Stanley Capital International EAFE Index (the "EAFE Index") of major markets in Europe, Australia and the Far East is a benchmark of international stock performance. The EAFE Index is "capitalization weighted," which means that a company whose securities have a high market value will contribute proportionately more to the EAFE Index's performance results than a company whose securities have a lower market value.

- The Lehman Brothers High Yield Corporate Index is a broad-based market-value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the SEC.

- The Lehman Brothers Government/Corporate Bond Index is a broad based unmanaged, market-value-weighted index of all debt obligations of the U.S. Treasury and U.S. Government agencies (excluding mortgage-backed securities) and all publicly-issued fixed-rate, nonconvertible, investment grade domestic corporate debt.

FORTIS BENEFITS INSURANCE COMPANY                                              5
--------------------------------------------------------------------------------


PERFORMANCE TABLES



The following tables illustrate the performance of the Sub-Accounts. Past performance is no guarantee of future performance.



                    STANDARDIZED AVERAGE ANNUAL TOTAL RETURN
                        FOR YEAR ENDED DECEMBER 31, 2002



                                                SUB-ACCOUNT                                                   SINCE
SUB-ACCOUNT                                    INCEPTION DATE      1 YEAR           5 YEAR      10 YEAR     INCEPTION
------------------------------------------------------------------------------------------------------------------------
Hartford Advisers HLS Fund                        10/14/1987           -20.90%           0.42%   7.17%              N/A
------------------------------------------------------------------------------------------------------------------------
Hartford Blue Chip Stock HLS Fund                 05/01/1996           -30.63%          -2.55%    N/A              3.98%
------------------------------------------------------------------------------------------------------------------------
Hartford Bond HLS Fund                            10/14/1987             1.61%           5.34%   6.02%              N/A
------------------------------------------------------------------------------------------------------------------------
Hartford Capital Appreciation HLS Fund            10/14/1987           -26.32%           4.15%  10.83%              N/A
------------------------------------------------------------------------------------------------------------------------
Hartford Capital Opportunities HLS Fund           05/01/2000           -34.72%            N/A     N/A            -26.50%
------------------------------------------------------------------------------------------------------------------------
Hartford Global Leaders HLS Fund                  10/01/1998           -26.15%            N/A     N/A              3.10%
------------------------------------------------------------------------------------------------------------------------
Hartford Growth and Income HLS Fund               05/29/1998           -30.87%            N/A     N/A             -3.12%
------------------------------------------------------------------------------------------------------------------------
Hartford Growth Opportunities HLS Fund            10/14/1987           -33.62%          -0.57%   5.16%              N/A
------------------------------------------------------------------------------------------------------------------------
Hartford High Yield HLS Fund                      10/01/1998           -14.53%            N/A     N/A             -0.93%
------------------------------------------------------------------------------------------------------------------------
Hartford Index HLS Fund                           10/14/1987           -28.84%          -2.95%   7.29%              N/A
------------------------------------------------------------------------------------------------------------------------
Hartford International Opportunities HLS Fund     07/02/1990           -24.70%          -4.53%   2.61%              N/A
------------------------------------------------------------------------------------------------------------------------
Hartford International Stock HLS Fund             01/03/1995           -17.19%          -4.16%    N/A              1.97%
------------------------------------------------------------------------------------------------------------------------
Hartford Large Cap Growth HLS Fund                05/01/1998           -36.73%            N/A     N/A             -8.46%
------------------------------------------------------------------------------------------------------------------------
Hartford Mid Cap Stock HLS Fund                   05/01/1998           -20.23%            N/A     N/A             -2.49%
------------------------------------------------------------------------------------------------------------------------
Hartford Money Market HLS Fund                    10/14/1987            -6.89%           2.37%   3.06%              N/A
------------------------------------------------------------------------------------------------------------------------
Hartford Multisector Bond HLS Fund                01/03/1995            -4.46%           1.78%    N/A              3.62%
------------------------------------------------------------------------------------------------------------------------
Hartford SmallCap Growth HLS Fund                 05/02/1994           -34.70%           2.17%    N/A              4.90%
------------------------------------------------------------------------------------------------------------------------
Hartford Small Cap Value HLS Fund                 05/01/1998           -22.16%            N/A     N/A              5.86%
------------------------------------------------------------------------------------------------------------------------
Hartford Stock HLS Fund                           10/14/1987           -30.50%          -2.17%   7.81%              N/A
------------------------------------------------------------------------------------------------------------------------
Hartford U.S. Government Securities HLS Fund      10/14/1987             2.25%           5.36%   5.35%              N/A
------------------------------------------------------------------------------------------------------------------------
Hartford Value Opportunities HLS Fund             05/01/1996           -31.14%          -1.26%    N/A              4.15%
------------------------------------------------------------------------------------------------------------------------

6                                              FORTIS BENEFITS INSURANCE COMPANY
--------------------------------------------------------------------------------


                  NON-STANDARDIZED AVERAGE ANNUAL TOTAL RETURN
                        FOR YEAR ENDED DECEMBER 31, 2002



                                                    FUND                                                      SINCE
SUB-ACCOUNT                                    INCEPTION DATE      1 YEAR           5 YEAR      10 YEAR     INCEPTION
------------------------------------------------------------------------------------------------------------------------
Hartford Advisers HLS Fund                        03/31/1983           -14.95%           1.01%   7.17%              N/A
------------------------------------------------------------------------------------------------------------------------
Hartford Blue Chip Stock HLS Fund                 05/01/1996           -25.41%          -1.96%    N/A              4.10%
------------------------------------------------------------------------------------------------------------------------
Hartford Bond HLS Fund                            08/31/1977             8.61%           5.82%   6.02%              N/A
------------------------------------------------------------------------------------------------------------------------
Hartford Capital Appreciation HLS Fund            04/02/1984           -20.78%           4.65%  10.83%              N/A
------------------------------------------------------------------------------------------------------------------------
Hartford Capital Opportunities HLS Fund           05/01/2000           -29.80%            N/A     N/A            -25.07%
------------------------------------------------------------------------------------------------------------------------
Hartford Global Leaders HLS Fund                  10/01/1998           -20.59%            N/A     N/A              3.73%
------------------------------------------------------------------------------------------------------------------------
Hartford Growth and Income HLS Fund               05/29/1998           -25.67%            N/A     N/A             -2.47%
------------------------------------------------------------------------------------------------------------------------
Hartford Growth Opportunities HLS Fund            03/24/1987           -28.62%           0.04%   5.16%              N/A
------------------------------------------------------------------------------------------------------------------------
Hartford High Yield HLS Fund                      10/01/1998            -8.10%            N/A     N/A             -0.22%
------------------------------------------------------------------------------------------------------------------------
Hartford Index HLS Fund                           05/01/1987           -23.49%          -2.36%   7.29%              N/A
------------------------------------------------------------------------------------------------------------------------
Hartford International Opportunities HLS Fund     07/02/1990           -19.03%          -3.95%   2.61%              N/A
------------------------------------------------------------------------------------------------------------------------
Hartford International Stock HLS Fund             01/03/1995           -10.96%          -3.58%    N/A              1.97%
------------------------------------------------------------------------------------------------------------------------
Hartford Large Cap Growth HLS Fund                05/01/1998           -31.97%            N/A     N/A             -7.86%
------------------------------------------------------------------------------------------------------------------------
Hartford Mid Cap Stock HLS Fund                   05/01/1998           -14.23%            N/A     N/A             -1.85%
------------------------------------------------------------------------------------------------------------------------
Hartford Money Market HLS Fund                    06/30/1980             0.11%           2.91%   3.06%              N/A
------------------------------------------------------------------------------------------------------------------------
Hartford Multisector Bond HLS Fund                01/03/1995             2.54%           2.34%    N/A              3.62%
------------------------------------------------------------------------------------------------------------------------
Hartford SmallCap Growth HLS Fund                 05/02/1994           -29.79%           2.71%    N/A              4.90%
------------------------------------------------------------------------------------------------------------------------
Hartford Small Cap Value HLS Fund                 05/01/1998           -16.30%            N/A     N/A              6.38%
------------------------------------------------------------------------------------------------------------------------
Hartford Stock HLS Fund                           08/31/1977           -25.26%          -1.58%   7.81%              N/A
------------------------------------------------------------------------------------------------------------------------
Hartford U.S. Government Securities HLS Fund      03/24/1987             9.25%           5.84%   5.35%              N/A
------------------------------------------------------------------------------------------------------------------------
Hartford Value Opportunities HLS Fund             05/01/1996           -25.96%          -0.65%    N/A              4.26%
------------------------------------------------------------------------------------------------------------------------

FORTIS BENEFITS INSURANCE COMPANY                                              7
--------------------------------------------------------------------------------


   YIELD AND EFFECTIVE YIELD FOR THE SEVEN-DAY PERIOD ENDED DECEMBER 31, 2002



SUB-ACCOUNT                                                       YIELD       EFFECTIVE YIELD
---------------------------------------------------------------------------------------------
Hartford Money Market HLS Fund                                        -0.30%          -0.30%
---------------------------------------------------------------------------------------------



        YIELD QUOTATION BASED ON A 30-DAY PERIOD ENDED DECEMBER 31, 2002



SUB-ACCOUNT                                                     YIELD
---------------------------------------------------------------------
Hartford U.S. Government Securities HLS Fund                    1.28%
---------------------------------------------------------------------
Hartford Bond HLS Fund                                          4.42%
---------------------------------------------------------------------
Hartford Multisector Bond HLS Fund                              3.61%
---------------------------------------------------------------------
Hartford High Yield HLS Fund                                    7.73%
---------------------------------------------------------------------

                                    PART A

FORTIS MASTERS+ VARIABLE ANNUITY
VARIABLE ACCOUNT D
ISSUED BY:
FORTIS BENEFITS INSURANCE COMPANY
P.O. BOX 64272
ST. PAUL, MINNESOTA 55164
ADMINISTERED BY:
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
P.O. BOX 5085
HARTFORD, CONNECTICUT 06102-5085
TELEPHONE: 1-800-862-6668 (CONTRACT OWNERS)
1-800-862-7155 (REGISTERED REPRESENTATIVES)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

This prospectus describes information you should know before you purchase the Fortis Masters+ Variable Annuity. Please read it carefully.

Fortis Masters+ Variable Annuity is a contract between you and Fortis Benefits Insurance Company where you agree to make at least one Premium Payment and Fortis agrees to make a series of Annuity Payouts at a later date. This Contract is a flexible premium, tax-deferred, variable annuity offered to both individuals and groups. It is:

x  Flexible, because you may add Premium Payments at any time.

x Tax-deferred, which means you don't pay taxes until you take money out or until we start to make Annuity Payouts.

x Variable, because the value of your Contract will fluctuate with the performance of the underlying Funds.
--------------------------------------------------------------------------------

At the time you purchase your Contract, you allocate your Premium Payment to "Sub-Accounts." These are subdivisions of our Separate Account, an account that keeps your Contract assets separate from our company assets. The Sub-Accounts then purchase shares of mutual funds set up exclusively for variable annuity or variable life insurance products. These are not the same mutual funds that you buy through your stockbroker or through a retail mutual fund. They may have similar investment strategies and the same portfolio managers as retail mutual funds. This Contract offers you Funds with investment strategies ranging from conservative to aggressive and you may pick those Funds that meet your investment goals and risk tolerance. The Sub-Accounts and the Funds are listed below:


- HARTFORD ADVISERS HLS FUND SUB-ACCOUNT which purchases Class IA shares of Hartford Advisers HLS Fund of Hartford Series Fund, Inc.



- HARTFORD BLUE CHIP STOCK HLS FUND SUB-ACCOUNT which purchases Class IA shares of Hartford Blue Chip Stock HLS Fund of Hartford HLS Series Fund II, Inc.



- HARTFORD BOND HLS FUND SUB-ACCOUNT which purchases Class IA shares of Hartford Bond HLS Fund of Hartford Series Fund, Inc.



- HARTFORD CAPITAL APPRECIATION HLS FUND SUB-ACCOUNT which purchases Class IA shares of Hartford Capital Appreciation HLS Fund of Hartford Series Fund, Inc.



- HARTFORD CAPITAL OPPORTUNITIES HLS FUND SUB-ACCOUNT which purchases Class IA shares of Hartford Capital Opportunities HLS Fund of Hartford HLS Series Fund II, Inc.



- HARTFORD GLOBAL LEADERS HLS FUND SUB-ACCOUNT which purchases Class IA shares of Hartford Global Leaders HLS Fund of Hartford Series Fund, Inc.



- HARTFORD GROWTH AND INCOME HLS FUND SUB-ACCOUNT which purchases Class IA shares of Hartford Growth and Income HLS Fund of Hartford Series Fund, Inc.



- HARTFORD GROWTH OPPORTUNITIES HLS FUND SUB-ACCOUNT which purchases Class IA shares of Hartford Growth Opportunities HLS Fund of Hartford HLS Series Fund II, Inc.



- HARTFORD HIGH YIELD HLS FUND SUB-ACCOUNT which purchases Class IA shares of Hartford High Yield HLS Fund of Hartford Series Fund, Inc.



- HARTFORD INDEX HLS FUND SUB-ACCOUNT which purchases Class IA shares of Hartford Index HLS Fund of Hartford Series Fund, Inc.



- HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND SUB-ACCOUNT which purchases Class IA shares of Hartford International Opportunities HLS Fund of Hartford Series Fund, Inc.

- HARTFORD INTERNATIONAL STOCK HLS FUND SUB-ACCOUNT which purchases Class IA shares of Hartford International Stock HLS Fund of Hartford HLS Series Fund II, Inc.



- HARTFORD LARGE CAP GROWTH HLS FUND SUB-ACCOUNT which purchases Class IA shares of Hartford LargeCap Growth HLS Fund of Hartford HLS Series Fund II, Inc.



- HARTFORD MID CAP STOCK HLS FUND SUB-ACCOUNT which purchases Class IA shares of Hartford MidCap Stock HLS Fund of Hartford HLS Series Fund II, Inc.



- HARTFORD MONEY MARKET HLS FUND SUB-ACCOUNT which purchases Class IA shares of Hartford Money Market HLS Fund of Hartford Series Fund, Inc.



- HARTFORD MULTISECTOR BOND HLS FUND SUB-ACCOUNT which purchases Class IA shares of Hartford Multisector Bond HLS Fund of Hartford HLS Series Fund II, Inc.



- HARTFORD SMALLCAP GROWTH HLS FUND SUB-ACCOUNT which purchases Class IA shares of Hartford SmallCap Growth HLS Fund of Hartford HLS Series Fund II, Inc.



- HARTFORD SMALL CAP VALUE HLS FUND SUB-ACCOUNT which purchases Class IA shares of Hartford SmallCap Value HLS Fund of Hartford HLS Series Fund II, Inc.



- HARTFORD STOCK HLS FUND SUB-ACCOUNT which purchases Class IA shares of Hartford Stock HLS Fund of Hartford Series Fund, Inc.



- HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND SUB-ACCOUNT which purchases Class IA shares of Hartford U.S. Government Securities HLS Fund of Hartford HLS Series Fund II, Inc.



- HARTFORD VALUE OPPORTUNITIES HLS FUND SUB-ACCOUNT which purchases Class IA shares of Hartford Value Opportunities HLS Fund of Hartford HLS Series Fund II, Inc.


You may also allocate some or all of your Premium Payment to a Guarantee Period in our General Account. A Guarantee Period guarantees a rate of interest until a specified maturity date and may be subject to a Market Value Adjustment. Premium Payments allocated to a Guarantee Period are not segregated from our company assets like the assets of the Separate Account.


If you decide to buy this Contract, you should keep this prospectus for your records. You can also call us at 1-800-862-6668 to get a Statement of Additional Information, free of charge. The Statement of Additional Information contains more information about this Contract, and includes Financial Statements for Hartford and the Separate Account. Like this prospectus, the Statement of Additional Information is filed with the Securities and Exchange Commission ("SEC").



Although we file the prospectus and the Statement of Additional Information with the SEC, the SEC doesn't approve or disapprove these securities or determine if the information in this prospectus is truthful or complete. Anyone who represents that the SEC does these things may be guilty of a criminal offense. This prospectus and the Statement of Additional Information can also be obtained from the SEC's website (http:/www.sec.gov).


This Contract IS NOT:

 -  A bank deposit or obligation

 -  Federally insured

 -  Endorsed by any bank or governmental agency

This Contract may not be available for sale in all states.
--------------------------------------------------------------------------------

PROSPECTUS DATED: MAY 1, 2003


STATEMENT OF ADDITIONAL INFORMATION DATED: MAY 1, 2003

FORTIS BENEFITS INSURANCE COMPANY                                              3
--------------------------------------------------------------------------------

TABLE OF CONTENTS


                                                                PAGE
----------------------------------------------------------------------
DEFINITIONS                                                       4
----------------------------------------------------------------------
FEE TABLE                                                         6
----------------------------------------------------------------------
HIGHLIGHTS                                                        9
----------------------------------------------------------------------
GENERAL CONTRACT INFORMATION                                     10
----------------------------------------------------------------------
  Fortis Benefits Insurance Company                              10
----------------------------------------------------------------------
  The Separate Account                                           10
----------------------------------------------------------------------
  The Funds                                                      11
----------------------------------------------------------------------
PERFORMANCE RELATED INFORMATION                                  13
----------------------------------------------------------------------
  Guarantee Periods                                              13
----------------------------------------------------------------------
THE CONTRACT                                                     15
----------------------------------------------------------------------
  Purchases and Contract Value                                   15
----------------------------------------------------------------------
  Charges and Fees                                               17
----------------------------------------------------------------------
  Death Benefit                                                  18
----------------------------------------------------------------------
  Surrenders                                                     20
----------------------------------------------------------------------
ANNUITY PAYOUTS                                                  21
----------------------------------------------------------------------
OTHER PROGRAMS AVAILABLE                                         23
----------------------------------------------------------------------
OTHER INFORMATION                                                23
----------------------------------------------------------------------
  Legal Matters                                                  24
----------------------------------------------------------------------
  More Information                                               24
----------------------------------------------------------------------
FEDERAL TAX CONSIDERATIONS                                       24
----------------------------------------------------------------------
INFORMATION REGARDING TAX-QUALIFIED RETIREMENT PLANS             28
----------------------------------------------------------------------
ACCUMULATION UNIT VALUES                                         32
----------------------------------------------------------------------
FURTHER INFORMATION ABOUT FORTIS BENEFITS INSURANCE COMPANY      34
----------------------------------------------------------------------
TABLE OF CONTENTS TO STATEMENT OF ADDITIONAL INFORMATION         38
----------------------------------------------------------------------
APPENDIX I -- SAMPLE MARKET VALUE ADJUSTMENT CALCULATIONS        39
----------------------------------------------------------------------
APPENDIX II -- INVESTMENTS BY FORTIS                             40
----------------------------------------------------------------------
FORTIS BENEFITS FINANCIAL STATEMENTS                            F-1
----------------------------------------------------------------------

4                                              FORTIS BENEFITS INSURANCE COMPANY
--------------------------------------------------------------------------------

DEFINITIONS

These terms are capitalized when used throughout this prospectus. Please refer to these defined terms if you have any questions as you read your prospectus.

ACCOUNT: Any of the Sub-Accounts or Guarantee Periods.

ACCUMULATION PERIOD: The time after you purchase the Contract until we begin to make Annuity Payouts.

ACCUMULATION UNITS: If you allocate your Premium Payment to any of the Sub-Accounts, we will convert those payments into Accumulation Units in the selected Sub-Accounts. Accumulation Units are valued at the end of each Valuation Day and are used to calculate the value of your Contract prior to Annuitization.

ACCUMULATION UNIT VALUE: The daily price of Accumulation Units on any Valuation Day.

ADMINISTRATIVE OFFICE: Hartford Life and Annuity Insurance Company administers these Contracts. Our location and overnight mailing address is: 200 Hopmeadow Street, Simsbury, Connecticut 06089. Our standard mailing address is: INVESTMENT PRODUCT SERVICES, P.O. Box 5085, Hartford, Connecticut 06102-5085.

ANNIVERSARY VALUE: The value equal to the Contract Value as of a Contract Anniversary, increased by the dollar amount of any Premium Payments made since that anniversary and reduced by the dollar amount of any partial Surrenders since that anniversary.

ANNUAL WITHDRAWAL AMOUNT: This is the amount you can Surrender each Contract Year without paying a Contingent Deferred Sales Charge. This amount is non-cumulative, meaning that it cannot be carried over from one year to the next.

ANNUITANT: The person on whose life the Contract is based. The Annuitant may not be changed after your Contract is issued.

ANNUITY CALCULATION DATE: The date we calculate the first Annuity Payout.

ANNUITY PAYOUT: The money we pay out after the Annuity Commencement Date for the duration and frequency you select.

ANNUITY PAYOUT OPTION: Any of the options available for payout after the Annuity Commencement Date or death of the Contract Owner or Annuitant.

ANNUITY PERIOD: The time during which we make Annuity Payouts.

ANNUITY UNIT: The unit of measure we use to calculate the value of your Annuity Payouts under a variable dollar amount Annuity Payout Option.

ANNUITY UNIT VALUE: The daily price of Annuity Units on any Valuation Day.

BENEFICIARY: The person entitled to receive a Death Benefit upon the death of the Contract Owner.

CHARITABLE REMAINDER TRUST: An irrevocable trust, where an individual donor makes a gift to the trust, and in return receives an income tax deduction. In addition, the individual donor has the right to receive a percentage of the trust earnings for a specified period of time.

CODE: The Internal Revenue Code of 1986, as amended.

CONTINGENT ANNUITANT: The person you may designate to become the Annuitant if the original Annuitant dies before the Annuity Commencement Date. You must name a Contingent Annuitant before the original Annuitant's death. This is only available if you own a Non-Qualified Contract.

CONTINGENT DEFERRED SALES CHARGE: The deferred sales charge that may apply when you make a full or partial Surrender.


CONTRACT: The individual Annuity Contract and any endorsements or riders. Group participants and some individuals may receive a certificate rather than a Contract.


CONTRACT ANNIVERSARY: The anniversary of the date we issued your Contract. If the Contract Anniversary falls on a Non-Valuation Day, then the Contract Anniversary will be the next Valuation Day.

CONTRACT OWNER OR YOU: The owner or holder of the Contract described in this prospectus. We do not capitalize "you" in the prospectus.

CONTRACT VALUE: The total value of the Accounts on any Valuation Day.

CONTRACT YEAR: Any 12 month period between Contract Anniversaries, beginning with the date the Contract was issued.

DEATH BENEFIT: The amount payable after the Contract Owner or the Annuitant dies.

DOLLAR COST AVERAGING: A program that allows you to systematically make transfers between Accounts available in your Contract.

FORTIS: Fortis Benefits Insurance Company, the company that issued this Contract.

GENERAL ACCOUNT: This account holds our company assets and any assets not allocated to a Separate Account. The assets in this account are available to the creditors of Fortis and/or Hartford.

JOINT ANNUITANT: The person on whose life Annuity Payouts are based if the Annuitant dies after Annuitization. You may name a Joint Annuitant only if your Annuity Payout Option provides for a survivor. The Joint Annuitant may not be changed.

MARKET VALUE ADJUSTMENT: An adjustment that either increases or decreases the amount we pay you under certain circumstances.

NET INVESTMENT FACTOR: This is used to measure the investment performance of a Sub-Account from one Valuation Day to

FORTIS BENEFITS INSURANCE COMPANY                                              5
--------------------------------------------------------------------------------
the next, and is also used to calculate your Annuity Payout amount.

NON-VALUATION DAY: Any day the New York Stock Exchange is not open for trading.

PAYEE: The person or party you designate to receive Annuity Payouts.

PREMIUM PAYMENT: Money sent to us to be invested in your Contract.

PREMIUM TAX: A tax charged by a state or municipality on Premium Payments.

QUALIFIED CONTRACT: A Contract that is defined as a tax-qualified retirement plan in the Code.

REQUIRED MINIMUM DISTRIBUTION: A federal requirement that individuals age 70 1/2 and older must take a distribution from their tax-qualified retirement account by December 31, each year. For employer sponsored Qualified Contracts, the individual must begin taking distributions at the age of 70 1/2 or upon retirement, whichever comes later.

SUB-ACCOUNT VALUE: The value on or before the Annuity Calculation Date, which is determined on any day by multiplying the number of Accumulation Units by the Accumulation Unit Value for that Sub-Account.

SURRENDER: A complete or partial withdrawal from your Contract.

SURRENDER VALUE: The amount we pay you if you terminate your Contract before the Annuity Commencement Date. The Surrender Value is equal to the Contract Value minus any applicable charges and increased or decreased, as applicable, by any Market Value Adjustment.

VALUATION DAY: Every day the New York Stock Exchange is open for trading. Values of the Separate Account are determined as of the close of the New York Stock Exchange, generally 4:00 p.m. Eastern Time.

VALUATION PERIOD: The time span between the close of trading on the New York Stock Exchange from one Valuation Day to the next.

6                                              FORTIS BENEFITS INSURANCE COMPANY
--------------------------------------------------------------------------------

                                   FEE TABLE


The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.



This table describes the fees and expenses that you will pay at the time that you purchase the Contract or Surrender the Contract. Charges for state premium taxes may also be deducted when you purchase the Contract, upon Surrender or when we start to make Annuity Payouts.



CONTRACT OWNER TRANSACTION EXPENSES
SALES CHARGE IMPOSED ON PURCHASES (as a percentage of
  Premium Payments)                                             None
---------------------------------------------------------------------
MAXIMUM CONTINGENT DEFERRED SALES CHARGE (as a percentage of
  Premium Payments) (1)                                            7%
    First Year and Second Year (2)                                 7%
---------------------------------------------------------------------
    Third Year and Fourth Year                                     6%
---------------------------------------------------------------------
    Fifth Year                                                     5%
---------------------------------------------------------------------
    Sixth Year                                                     3%
---------------------------------------------------------------------
    Seventh Year                                                   1%
---------------------------------------------------------------------
    Eighth Year                                                    0%
---------------------------------------------------------------------



(1) Each Premium Payment has its own Contingent Deferred Sales Charge schedule. The Contingent Deferred Sales Charge is not assessed on partial Surrenders which do not exceed the Annual Withdrawal Amount.



(2) Length of time from Premium Payment.



This table describes the fees and expenses that you will pay periodically and on a daily basis during the time that you own the Contract, not including fees and expenses of the underlying Funds.



SEPARATE ACCOUNT ANNUAL EXPENSES (as a percentage of average daily Sub-Account value)
    Mortality and Expense Risk Charge                           1.25%
---------------------------------------------------------------------
    Administrative Charge                                       0.10%
---------------------------------------------------------------------
    Total Separate Account Annual Expenses                      1.35%
---------------------------------------------------------------------

FORTIS BENEFITS INSURANCE COMPANY                                              7
--------------------------------------------------------------------------------


THIS TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL FUND OPERATING EXPENSES CHARGED BY THE UNDERLYING FUNDS THAT YOU MAY PAY ON A DAILY BASIS DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.



                                                           Minimum      Maximum
--------------------------------------------------------------------
Total Annual Fund Operating Expenses
(these are expenses that are deducted from Fund
assets, including management fees, Rule 12b-1
distribution and/or service fees, and other expenses)       0.44%        1.05%
--------------------------------------------------------------------


                         Annual Fund Operating Expenses
                           As of the Fund's Year End
                        (As a percentage of net assets)


                                                                                           TOTAL FUND
                                                                                 OTHER     OPERATING
                                                              MANAGEMENT FEES   EXPENSES    EXPENSES
-----------------------------------------------------------------------------------------------------
Hartford Advisers HLS Fund                                         0.63%          0.04%       0.67%
-----------------------------------------------------------------------------------------------------
Hartford Blue Chip Stock HLS Fund                                  0.88%          0.04%       0.92%
-----------------------------------------------------------------------------------------------------
Hartford Bond HLS Fund                                             0.47%          0.04%       0.51%
-----------------------------------------------------------------------------------------------------
Hartford Capital Appreciation HLS Fund                             0.64%          0.05%       0.69%
-----------------------------------------------------------------------------------------------------
Hartford Capital Opportunities HLS Fund                            0.90%          0.15%       1.05%
-----------------------------------------------------------------------------------------------------
Hartford Global Leaders HLS Fund                                   0.74%          0.07%       0.81%
-----------------------------------------------------------------------------------------------------
Hartford Growth and Income HLS Fund                                0.75%          0.04%       0.79%
-----------------------------------------------------------------------------------------------------
Hartford Growth Opportunities HLS Fund                             0.62%          0.04%       0.66%
-----------------------------------------------------------------------------------------------------
Hartford High Yield HLS Fund                                       0.78%          0.04%       0.82%
-----------------------------------------------------------------------------------------------------
Hartford Index HLS Fund                                            0.40%          0.04%       0.44%
-----------------------------------------------------------------------------------------------------
Hartford International Opportunities HLS Fund                      0.72%          0.09%       0.81%
-----------------------------------------------------------------------------------------------------
Hartford International Stock HLS Fund                              0.85%          0.12%       0.97%
-----------------------------------------------------------------------------------------------------
Hartford Large Cap Growth HLS Fund                                 0.90%          0.05%       0.95%
-----------------------------------------------------------------------------------------------------
Hartford Mid Cap Stock HLS Fund                                    0.90%          0.07%       0.97%
-----------------------------------------------------------------------------------------------------
Hartford Money Market HLS Fund                                     0.45%          0.04%       0.49%
-----------------------------------------------------------------------------------------------------
Hartford Multisector Bond HLS Fund                                 0.75%          0.08%       0.83%
-----------------------------------------------------------------------------------------------------
Hartford SmallCap Growth HLS Fund                                  0.64%          0.05%       0.69%
-----------------------------------------------------------------------------------------------------
Hartford Small Cap Value HLS Fund                                  0.87%          0.05%       0.92%
-----------------------------------------------------------------------------------------------------
Hartford Stock HLS Fund                                            0.46%          0.03%       0.49%
-----------------------------------------------------------------------------------------------------
Hartford U.S. Government Securities HLS Fund                       0.46%          0.03%       0.49%
-----------------------------------------------------------------------------------------------------
Hartford Value Opportunities HLS Fund                              0.69%          0.04%       0.73%
-----------------------------------------------------------------------------------------------------

8                                              FORTIS BENEFITS INSURANCE COMPANY
--------------------------------------------------------------------------------

EXAMPLE


THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE CONTRACT WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE CONTRACT OWNER TRANSACTION CONTRACT FEES, SEPARATE ACCOUNT ANNUAL EXPENSES, AND FUND FEES AND EXPENSES.



THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND ASSUMES THE MAXIMUM FEES AND EXPENSES OF ANY OF THE FUNDS. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:



(1) If you Surrender your Contract at the end of the applicable time period:



1 year                                                         $  911
----------------------------------------------------------------------
3 years                                                        $1,357
----------------------------------------------------------------------
5 years                                                        $1,694
----------------------------------------------------------------------
10 years                                                       $2,761
----------------------------------------------------------------------



(2) If you annuitize at the end of the applicable time period:



1 year                                                         $  246
----------------------------------------------------------------------
3 years                                                        $  757
----------------------------------------------------------------------
5 years                                                        $1,294
----------------------------------------------------------------------
10 years                                                       $2,761
----------------------------------------------------------------------



(3) If you do not Surrender your Contract:



1 year                                                         $  246
----------------------------------------------------------------------
3 years                                                        $  757
----------------------------------------------------------------------
5 years                                                        $1,294
----------------------------------------------------------------------
10 years                                                       $2,761
----------------------------------------------------------------------

FORTIS BENEFITS INSURANCE COMPANY                                              9
--------------------------------------------------------------------------------

HIGHLIGHTS

HOW DO I PURCHASE THIS CONTRACT?

You must complete our application or order request and submit it to us for approval with your first Premium Payment. Your first Premium Payment must be at least $5,000 and subsequent Premium Payments must be at least $50, unless you take advantage of our InvestEase-Registered Trademark- Program or are part of certain retirement plans.

 - For a limited time, usually within ten days after you receive your Contract, you may cancel your Contract. You may bear the investment risk for your Premium Payment prior to our receipt of your request for cancellation.

WHAT TYPE OF SALES CHARGE WILL I PAY?

You don't pay a sales charge when you purchase your Contract.

We may charge you a Contingent Deferred Sales Charge when you partially or fully Surrender your Contract. The Contingent Deferred Sales Charge will depend on the amount you choose to Surrender and the length of time the Premium Payment you made has been in your Contract.

The percentage used to calculate the Contingent Deferred Sales Charge is equal to:

NUMBER OF YEARS FROM  CONTINGENT DEFERRED
  PREMIUM PAYMENT        SALES CHARGE
-----------------------------------------
      1 and 2                7%
-----------------------------------------
      3 and 4                6%
-----------------------------------------
         5                   5%
-----------------------------------------
         6                   3%
-----------------------------------------
         7                   1%
-----------------------------------------
     8 or more               0%
-----------------------------------------

You won't be charged a Contingent Deferred Sales Charge on:

x  The Annual Withdrawal Amount

x Premium Payments or earnings that have been in your Contract for more than seven years

x  Distributions made due to death


x  Distributions under a program for substantially equal periodic payments



x  Most payments we make to you as Annuity Payouts


WHAT CHARGES WILL I PAY ON AN ANNUAL BASIS?

You pay the following charges each year:

- MORTALITY AND EXPENSE RISK CHARGE -- This charge is for insurance. It is subtracted daily and is equal to an annual charge of 1.25% of your Contract Value invested in the Funds.

- ADMINISTRATIVE CHARGE -- This is a charge for the administration of the Contract. It is subtracted daily and is equal to an annual charge of 0.10% of the Contract Value held in the Separate Account.

- ANNUAL FUND OPERATING EXPENSES -- These are charges for the Funds. See the Annual Fund Operating Expenses table for more complete information and the Funds' prospectuses accompanying this prospectus.

CAN I TAKE OUT ANY OF MY MONEY?

You may Surrender all or part of the amounts you have invested at any time before we start making Annuity Payouts.


- You may have to pay income tax on the money you take out and, if you Surrender before you are age 59 1/2, you may have to pay an income tax penalty.


- You may have to pay a Contingent Deferred Sales Charge and a Market Value Adjustment on the amount you Surrender.

IS THERE A MARKET VALUE ADJUSTMENT?

Surrenders and other withdrawals from a Guarantee Period in our General Account more than fifteen days from the end of a Guarantee Period are subject to a Market Value Adjustment. The Market Value Adjustment may increase or reduce the General Account value of your Contract. The Market Value Adjustment is computed using a formula that is described in this prospectus under "Market Value Adjustment".

WHAT INVESTMENT CHOICES ARE AVAILABLE?

You may allocate your Premium Payment or Contract Values among the following investment choices:

- The variable Sub-Accounts that invest in underlying Funds; and/or

- One or more Guarantee Periods, which may be subject to a Market Value Adjustment.

Guarantee Periods are not available for Contracts issued in Pennsylvania.

WILL FORTIS PAY A DEATH BENEFIT?

There is a Death Benefit if the Contract Owner or the Annuitant dies before we begin to make Annuity Payouts. The Death Benefit amount will remain invested in the Sub-Accounts according to your last instructions and will fluctuate with the performance of the underlying Funds until we receive proof of death and complete instructions from the Beneficiary.

If death occurs before the Annuity Commencement Date and the Contract Owner's 75th birthday, the Death Benefit is the greatest of:

- The Contract Value of your Contract; or

- The highest Anniversary Value of each Contract Anniversary prior to the date of death; or

- The total Premium Payments you have made to us minus adjustments for partial Surrenders compounded annually at

10                                             FORTIS BENEFITS INSURANCE COMPANY
--------------------------------------------------------------------------------
  5%, capped at a maximum of 200% of total Premium Payments minus adjustments for partial Surrenders (the "Rollup Amount")

See "Death Benefit" for a complete description for the Death Benefit applicable to your Contract.

WHAT ANNUITY PAYOUT OPTIONS ARE AVAILABLE?

When it comes time for us to make payouts, you may choose one of the following Annuity Payout Options: Life Annuity, Life Annuity with Payments for 10 or 20 years, Joint and Full Survivor Life Annuity, and Joint and 1/2 Contingent Survivor Life Annuity. We may make other Annuity Payout Options available at any time.


You must begin to take payouts by the Annuitant's 110th birthday unless you elect a later date to begin receiving payments subject to the laws and regulations then in effect and our approval. The date you select may have tax consequences, so please check with a qualified tax advisor. You cannot begin to take Annuity Payouts until the completion of the 2nd Contract Year. If you do not tell us what Annuity Payout Option you want before that time, we will make Automatic Annuity Payouts under the Life Annuity with Payments for a Period Certain Payout Option with a ten-year period certain payment option. Depending on the investment allocation of your Contract in effect on the Annuity Commencement Date, we will make Automatic Annuity Payouts that are:



- fixed dollar amount Automatic Annuity Payouts,



- variable dollar amount Automatic Annuity Payouts, or



- a combination of fixed dollar amount and variable dollar amount Automatic Annuity Payouts.


GENERAL CONTRACT INFORMATION
--------------------------------------------------------------------------------

FORTIS BENEFITS INSURANCE COMPANY


Fortis Benefits Insurance Company ("Fortis") is the issuer of the contracts. Fortis is a Minnesota corporation founded in 1910. It is qualified to sell life insurance and annuity contracts in the District of Columbia and in all states except New York. Fortis is an indirectly wholly owned subsidiary of Fortis, Inc., which is itself indirectly owned 50% by Fortis N.V. and 50% by Fortis (SA/NV). Fortis, Inc. manages the United States operations for these two companies.



Fortis N.V. is a diversified financial services company headquartered in Utrecht, The Netherlands, where its insurance operations began in 1847. Fortis (SA/NV) is a diversified financial services company headquartered in Brussels, Belgium, where its insurance operations began in 1824. Fortis N.V. and Fortis (SA/ NV) have merged their operating companies under the trade name of Fortis. The Fortis group of companies is active in insurance, banking, financial services, and real estate development in the Netherlands, Belgium, the United States, Western Europe, and the Pacific Rim.



All of the guarantees and commitments under the contracts are general obligations of Fortis. None of Fortis' affiliated companies has any legal obligation to back Fortis' obligations under the contracts. On April 1, 2001, Fortis, Inc., the parent company of Fortis entered into an agreement with Hartford Life and Annuity Insurance Company ("Hartford") to co-insure the obligations of Fortis under the variable annuity Contracts and to provide administration for the Contracts. Hartford was originally incorporated under the laws of Wisconsin on January 9, 1956, and subsequently redomiciled to Connecticut. Hartford's offices are located in Simsbury, Connecticut; however, its mailing address is P.O. Box 2999, Hartford, CT 06104-2999. Hartford is ultimately controlled by The Hartford Financial Services Group, Inc., one of the largest financial service providers in the United States.


On April 1, 2001, Fortis, Inc., the parent company of Fortis entered into an agreement with Hartford Life and Annuity Insurance Company ("Hartford") to reinsure the obligations of Fortis under the variable annuity Contracts and to provide administration for the Contracts. Hartford was originally incorporated under the laws of Wisconsin on January 9, 1956, and subsequently redomiciled to Connecticut. Hartford's offices are located in Simsbury, Connecticut; however, its mailing address is P.O. Box 2999, Hartford, CT 06104-2999. Hartford is ultimately controlled by The Hartford Financial Services Group, Inc., one of the largest financial service providers in the United States.

                                FORTIS' RATINGS


                        EFFECTIVE DATE
    RATING AGENCY         OF RATING       RATING      BASIS OF RATING
------------------------------------------------------------------------
 A.M. Best and
 Company, Inc.             3/11/03          A       Financial Strength
------------------------------------------------------------------------


These ratings apply to Fortis' ability to meet its obligations under the Contract. The ratings do not apply to the Separate Account or the underlying Funds.

THE SEPARATE ACCOUNT

The Separate Account is where we set aside and invest the assets of some of our annuity contracts, including this Contract. The Separate Account was established on October 14, 1987 as "Variable Account D" and is registered as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision by the SEC of the management or the investment practices of the Separate Account, Fortis or

FORTIS BENEFITS INSURANCE COMPANY                                             11
--------------------------------------------------------------------------------
Hartford. The Separate Account meets the definition of "Separate Account" under federal securities law. This Separate Account holds only assets for variable annuity contracts. The Separate Account:

- Holds assets for your benefit and the benefit of other Contract Owners, and the persons entitled to the payouts described in the Contract.

- Is not subject to the liabilities arising out of any other business Fortis or Hartford may conduct.

- Is not affected by the rate of return of Fortis' General Account or Hartford's General Account or by the investment performance of any of Fortis' or Hartford's other Separate Accounts.

- May be subject to liabilities from a Sub-Account of the Separate Account that holds assets of other variable annuity contracts offered by the Separate Account, which are not described in this prospectus.

- Is credited with income and gains, and takes losses, whether or not realized, from the assets it holds.

We do not guarantee the investment results of the Separate Account. There is no assurance that the value of your Contract will equal the total of the payments you make to us.

THE FUNDS


Hartford Series Fund, Inc. is a Maryland Corporation registered with the Securities and Exchange Commission as an open-end management investment company. Hartford HLS Funds are sponsored and administered by Hartford. Hartford Advisers HLS Fund, Hartford Bond HLS Fund, Hartford Index HLS Fund and Hartford Money Market HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford High Yield HLS Fund, Hartford International Opportunities HLS Fund, Hartford Global Leaders HLS Fund, Hartford Growth and Income HLS Fund and Hartford Stock HLS Fund are series of Hartford Series Fund, Inc.



Hartford HLS Series Fund II, Inc. is a Maryland corporation registered with the Securities and Exchange Commission as an open-end management investment company. Hartford U.S. Government Securities HLS Fund, Hartford Multisector Bond HLS Fund, Hartford International Stock HLS Fund, Hartford Value Opportunities HLS Fund, Hartford Capital Opportunities HLS Fund, Hartford Blue Chip Stock HLS Fund, Hartford Large Cap Growth HLS Fund, Hartford Mid Cap Stock HLS Fund, Hartford Growth Opportunities HLS Fund, Hartford Small Cap Value HLS Fund and Hartford SmallCap Growth HLS Fund are series of the Hartford HLS Series Fund
II, Inc.,



HL Investment Advisors, LLC ("HL Advisors") serves as the investment adviser to the Funds.



Hartford Capital Appreciation HLS Fund, Hartford International Opportunities HLS Fund, Hartford Global Leaders HLS Fund, Hartford Advisers HLS Fund, Hartford Value Opportunities HLS Fund, Hartford Growth and Income HLS Fund, Hartford Growth Opportunities HLS Fund, Hartford SmallCap Growth HLS Fund and Hartford Stock HLS Fund are sub-advised by Wellington Management Company, LLP ("Wellington").



Hartford Money Market HLS Fund, Hartford U.S. Government Securities HLS Fund, Hartford Bond HLS Fund, Hartford High Yield HLS Fund, and Hartford Index HLS Fund are sub-advised by Hartford Investment Management Company ("HIMCO").



Hartford Multisector Bond HLS Fund is sub-advised by A I M Capital Management, Inc.



Hartford International Stock HLS Fund is sub-advised by Lazard Asset Management.



Hartford Blue Chip Stock HLS Fund is sub-advised by T. Rowe Price
Associates, Inc.



Hartford Capital Opportunities HLS Fund is sub-advised by Massachusetts Financial Services Company.



Hartford Large Cap Growth HLS Fund is sub-advised by Alliance Capital Management L.P.



Hartford Mid Cap Stock HLS Fund is sub-advised by The Dreyfus Corporation.



Hartford Small Cap Value HLS Fund is sub-advised by Janus Capital Management, LLC. which has contracted with Perkins, Wolf, McDonnell & Company to provide day-to-day investment management for the Series.



The shares of certain Hartford HLS Fund have been divided into Class IA and Class IB. Only Class IA shares are available in this Contract.


We do not guarantee the investment results of any of the underlying Funds. Since each underlying Fund has different investment objectives, each is subject to different risks. These risks and the Funds' expenses are more fully described in the accompanying Funds' prospectus, and the Funds' Statement of Additional Information which may be ordered from us. The Funds' prospectus should be read in conjunction with this Prospectus before investing.

The Funds may not be available in all states.

The investment goals of each of the Funds are as follows:


HARTFORD ADVISERS HLS FUND -- Seeks maximum long-term total return. Sub-advised by Wellington Management.



HARTFORD BLUE CHIP STOCK HLS FUND -- Seeks long-term growth of capital. Current income is a secondary objective. Sub-advised by T. Rowe Price Associates, Inc.



HARTFORD BOND HLS FUND -- Seeks a high level of current income, consistent with a competitive total return, as compared to bond funds with similar investment objectives and policies. Sub-advised by HIMCO.



HARTFORD CAPITAL APPRECIATION HLS FUND -- Seeks growth of capital. Sub-advised by Wellington Management.

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12                                             FORTIS BENEFITS INSURANCE COMPANY
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HARTFORD CAPITAL OPPORTUNITIES HLS FUND -- Seeks capital appreciation.
Sub-advised by Massachusetts Financial Services Company.



HARTFORD GLOBAL LEADERS HLS FUND -- Seeks growth of capital. Sub-advised by Wellington Management.



HARTFORD GROWTH AND INCOME HLS FUND -- Seeks growth of capital and current income. Sub-advised by Wellington Management.



HARTFORD GROWTH OPPORTUNITIES HLS FUND -- Seeks long-term capital appreciation. Sub-advised by Wellington.



HARTFORD HIGH YIELD HLS FUND -- Seeks high current income. Growth of capital is a secondary objective. Sub-advised by HIMCO.



HARTFORD INDEX HLS FUND -- Seeks to provide investment results which approximate the price and yield performance of publicly traded common stocks in the aggregate. Sub-advised by HIMCO.



HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND -- Seeks growth of capital. Sub-advised by Wellington Management.



HARTFORD INTERNATIONAL STOCK HLS FUND -- Seeks long-term capital appreciation. Sub-advised by Lazard Asset Management.



HARTFORD LARGE CAP GROWTH HLS FUND -- Seeks long-term growth of capital. Sub-advised by Alliance Capital Management L.P.



HARTFORD MID CAP STOCK HLS FUND -- Seeks total investment returns, including capital appreciation and income that consistently outperform the Standard & Poor's 400 MidCap Index ("S&P MidCap"). Sub-advised by The Dreyfus Corporation.



HARTFORD MONEY MARKET HLS FUND -- Seeks maximum current income consistent with liquidity and preservation of capital. Sub-advised by HIMCO.



HARTFORD MULTISECTOR BOND HLS FUND -- Seeks to achieve a high level of current income consistent with reasonable concern for safety of principal. Sub-advised by A I M Capital Management, Inc.



HARTFORD SMALLCAP GROWTH HLS FUND -- Seeks to maximize short- and long-term capital appreciation. Sub-advised by Wellington.



HARTFORD SMALL CAP VALUE HLS FUND -- Seeks short-term capital appreciation. Sub-advised by Janus Capital Management, LLC.



HARTFORD STOCK HLS FUND -- Seeks long-term growth of capital, with income as a secondary consideration. Sub-advised by Wellington Management.



HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND -- Seeks to maximize total return while providing a high level of current income consistent with prudent investment risk. Sub-advised by HIMCO.



HARTFORD VALUE OPPORTUNITIES HLS FUND -- Seeks short-and long-term capital appreciation. Sub-advised by Wellington.


MIXED AND SHARED FUNDING -- Shares of the Funds may be sold to our other separate accounts and our insurance company affiliates or other unaffiliated insurance companies to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as "mixed and shared funding." As a result, there is a possibility that a material conflict may arise between the interests of Contract Owners, and of owners of other contracts whose contract values are allocated to one or more of these other separate accounts investing in any one of the Funds. In the event of any such material conflicts, we will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another underlying fund. There are certain risks associated with mixed and shared funding, as disclosed in the Funds' prospectus.

VOTING RIGHTS -- We are the legal owners of all Fund shares held in the Separate Account and we have the right to vote at the Fund's shareholder meetings. To the extent required by federal securities laws or regulations, we will:

- Notify you of any Fund shareholders' meeting if the shares held for your Contract may be voted.

- Send proxy materials and a form of instructions that you can use to tell us how to vote the Fund shares held for your Contract.

- Arrange for the handling and tallying of proxies received from Contract
  Owners.

- Vote all Fund shares attributable to your Contract according to instructions received from you, and

- Vote all Fund shares for which no voting instructions are received in the same proportion as shares for which instructions have been received.

If any federal securities laws or regulations, or their present interpretation, change to permit us to vote Fund shares on our own, we may decide to do so. You may attend any shareholder meeting at which shares held for your Contract may be voted. After we begin to make Annuity Payouts to you, the number of votes you have will decrease.


SUBSTITUTIONS, ADDITIONS, OR DELETIONS OF FUNDS -- We reserve the right, subject to any applicable law, to make certain changes to the Funds offered under your Contract. We may, in our sole discretion, establish new Funds. New Funds will be made available to existing Contract Owners as we determine appropriate. We may also close one or more Funds to additional Premium Payments or transfers from existing Sub-Accounts.



We may eliminate the shares of any of the Funds from the Contract for any reason and we may substitute shares of another registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account. To the extent required by the Investment Company Act of 1940 (the "1940 Act"), substitutions of shares attributable

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FORTIS BENEFITS INSURANCE COMPANY                                             13
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to your interest in a Fund will not be made until we have the approval of the
Commission and we have notified you of the change.


In the event of any substitution or change, we may, by appropriate endorsement, make any changes in the Contract necessary or appropriate to reflect the substitution or change. If we decide that it is in the best interest of Contract Owners, the Separate Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be deregistered under the 1940 Act in the event such registration is no longer required, or may be combined with one or more other Separate Accounts.


ADMINISTRATIVE AND DISTRIBUTION SERVICES -- Fortis has entered into agreements with the investment advisers or distributors of many of the Funds. Under the terms of these agreements, Fortis, or its agents, provide administrative and distribution related services and the Funds pay fees that are usually based on an annual percentage of the average daily net assets of the Funds. These agreements may be different for each Fund or each Fund family and may include fees under a distribution and/or servicing plan adopted by a Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940.


PERFORMANCE RELATED INFORMATION
--------------------------------------------------------------------------------

The Separate Account may advertise certain performance-related information concerning the Sub-Accounts, Performance information about a Sub-Account is based on the Sub-Account's past performance only and is no indication of future performance.


When a Sub-Account advertises its standardized total return, it will usually be calculated since the inception of the Separate Account for one year, five years, and ten years or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period. Total return calculations reflect a deduction for Total Annual Fund Operating Expenses, any Contingent Deferred Sales Charge, Separate Account Annual Expenses without any optional charge deductions, and the Annual Maintenance Fee.



The Separate Account may also advertise non-standardized total returns that pre-date the inception of the Separate Account. These non-standardized total returns are calculated by assuming that the Sub-Accounts have been in existence for the same periods as the underlying Funds and by taking deductions for charges equal to those currently assessed against the Sub-Accounts. Non-standardized total return calculations reflect a deduction for Total Annual Fund Operating Expenses and Separate Account Annual Expenses without any optional charge deductions, and do not include deduction for Contingent Deferred Sales Charge or the Annual Maintenance Fee. This means the non-standardized total return for a Sub-Account is higher than the standardized total return for a Sub-Account. These non-standardized returns must be accompanied by standardized returns.


If applicable, the Sub-Accounts may advertise yield in addition to total return. The yield will be computed in the following manner: The net investment income per unit earned during a recent one month period is divided by the unit value on the last day of the period. This figure includes the recurring charges at the Separate Account level.

A money market Sub-Account may advertise yield and effective yield. The yield of a Sub-Account over a seven-day period and then annualized, i.e. the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly but when annualized, the income earned by the investment is assumed to be reinvested in Sub-Account units and thus compounded in the course of a 52-week period. Yield and effective yield include the recurring charges at the Separate Account level.

We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as systematic investing, Dollar Cost Averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contract and the characteristics of and market for such alternatives.

GUARANTEE PERIODS

Any amount you allocate to our General Account under this Contract earns a guaranteed interest rate beginning on the date you make the allocation. The guaranteed interest rate continues for the number of years you select, up to a maximum of ten years. We call this a Guarantee Period. At the end of your Guarantee Period, your Contract Value, including accrued interest, will be allocated to a new Guarantee Period that is the same length as your original Guarantee Period. However, you may reallocate your Contract Value to different Guarantee Periods or to the Sub-Accounts. If you decide to reallocate your Contract Value, you must do so by sending us a written request. We must receive your written request at least three business days before the end of your Guarantee Period. The first day of your new Guarantee Period or other reallocation will be the day after the end of your previous Guarantee Period. We will notify you at least 45 days and not more than 75 days before the end of your Guarantee Period.
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14                                             FORTIS BENEFITS INSURANCE COMPANY
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We currently offer ten different Guarantee Periods. These Guarantee Periods range in length from one to ten years. Each Guarantee Period has its own guaranteed interest rate, which may differ from other Guarantee Periods. We will, at our discretion, change the guaranteed interest rate for future
Guarantee Periods. These changes will not affect the guaranteed interest rates we are paying on current Guarantee Periods. The guaranteed interest rate will never be less than an effective annual rate of 3%. We cannot predict or assure the level of any future guaranteed interest rates in excess of an effective annual rate of 3%.

We declare the guaranteed interest rates from time to time as market conditions dictate. We advise you of the guaranteed interest rate for a Guarantee Period at the time we receive a Purchase Payment from you, or at the time we execute a transfer you have requested, or at the time a Guarantee Period is renewed. You may obtain information concerning the guaranteed interest rates that apply to the various Guarantee Periods. You may obtain this information from our home office or from your sales representative at any time.

The maximum amount you can invest in a Guarantee Period is $500,000.

We do not have a specific formula for establishing the guaranteed interest rates for the Guarantee Periods. Guaranteed interest rates may be influenced by the available interest rates on the investments we acquire with the amounts you allocate for a particular Guarantee Period. Guaranteed interest rates do not necessarily correspond to the available interest rates on the investments we acquire with the amounts you allocate for a particular Guarantee Period. In addition, when we determine guaranteed interest rates, we may consider:

- the duration of a Guarantee Period,

- regulatory and tax requirements,

- sales and administrative expenses we bear,

- risks we assume,

- our profitability objectives, and

- general economic trends.

Guarantee Periods are not available for Contracts issued in Pennsylvania.

MARKET VALUE ADJUSTMENT

Except as described below, we will apply a Market Value Adjustment to any general account value that is:

- surrendered,

- transferred, or

- otherwise paid out

before the end of its Guarantee Period.

For example, we will apply a Market Value Adjustment to account value that we pay:

- as an amount applied to an Annuity Payout option, or

- as an amount paid as a single sum in lieu of an Annuity Payout.

The Market Value Adjustment reflects both the amount of time left in your Guarantee Period and the difference between the rate of interest credited to your current Guarantee Period and the rate of interest we are crediting to a new Guarantee period with a duration equal to the amount of time left in your Guarantee Period. If your Guarantee Period's rate of interest is lower than the rate of interest we are currently crediting the new Guarantee Period, then the application of the Market Value Adjustment will reduce the amount you receive or transfer. Conversely, if your Guarantee period's rate of interest is higher than the rate of interest we are crediting for the new Guarantee Period, then the application of the Market Value Adjustment will increase the amount you receive or transfer.

You will find sample Market Value Adjustment calculations in Appendix I.

We do not apply a Market Value Adjustment to withdrawals and transfers of account value under four exceptions.

1. We will not apply a Market Value Adjustment to account value that we payout as a death benefit pursuant to a Contract.

2. We will not apply a Market Value Adjustment to account value that is Surrendered or transferred from the one-year Guarantee Period.

3. We will not apply a Market Value Adjustment to account value that we pay out during a 30 day period that: -- begins 15 days before the end date of the Guarantee Period in which the account value was being held, and that: -- ends 15 days after the end date of the Guarantee Period in which the General Account value was being held.

4. We will not apply a Market Value Adjustment to general account value that is withdrawn or transferred from a Guarantee Period on a periodic, automatic basis. This exception only applies to such withdrawals or transfers under a formal Fortis program for the withdrawal or transfer of General Account value.

We may impose conditions and limitations on any formal Fortis program for the withdrawal or transfer of general account value. Ask your Fortis representative about the availability of such a program in your state. In addition, if such a program is available in your state, your Fortis representative can inform you about the conditions and limitations that may apply to that program.
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FORTIS BENEFITS INSURANCE COMPANY                                             15
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THE CONTRACT

PURCHASES AND CONTRACT VALUE

WHAT TYPES OF CONTRACTS ARE AVAILABLE?

The Contract is an individual or group tax-deferred variable annuity contract. It is designed for retirement planning purposes and may be purchased by any individual, group or trust, including:

- Any trustee or custodian for a retirement plan qualified under Sections 401(a) or 403(a) of the Code;

- Annuity purchase plans adopted by public school systems and certain tax-exempt organizations according to Section 403(b) of the Code;

- Individual Retirement Annuities adopted according to Section 408 of the Code;

- Employee pension plans established for employees by a state, a political subdivision of a state, or an agency of either a state or a political subdivision of a state, and

- Certain eligible deferred compensation plans as defined in Section 457 of the Code.

The examples above represent Qualified Contracts, as defined by the Code. In addition, individuals and trusts can also purchase Contracts that are not part of a tax qualified retirement plan. These are known as Non-Qualified Contracts.

If you are purchasing the Contract for use in an IRA or other qualified retirement plan, you should consider other features of the Contract besides tax deferral, since any investment vehicle used within an IRA or other qualified plan receives tax-deferred treatment under the Code.

HOW DO I PURCHASE A CONTRACT?

You may purchase a Contract by completing and submitting an application or an order request along with an initial Premium Payment. For most Contracts, the minimum Premium Payment is $5,000. For additional Premium Payments, the minimum Premium Payment is $50. Under certain situations, we may allow smaller Premium Payments, for example, if you are part of our InvestEase-Registered Trademark-Program or certain tax qualified retirement plans. Prior approval is required for Premium Payments of $1,000,000 or more.

You and your Annuitant must not be older than age 90 on the date that your Contract is issued. You must be of legal age in the state where the Contract is being purchased or a guardian must act on your behalf.

HOW ARE PREMIUM PAYMENTS APPLIED TO MY CONTRACT?

Your initial Premium Payment will be invested within two Valuation Days of our receipt of a properly completed application or an order request and the Premium Payment. If we receive your subsequent Premium Payment before the close of the New York Stock Exchange, it will be priced on the same Valuation Day. If we receive your Premium Payment after the close of the New York Stock Exchange, it will be invested on the next Valuation Day. If we receive your subsequent Premium Payment on a Non-Valuation Day, the amount will be invested on the next Valuation Day. Unless we receive new instructions, we will invest the Premium Payment based on your last allocation instructions. We will send you a confirmation when we invest your Premium Payment.


If the request or other information accompanying the initial Premium Payment is incomplete when received, we will hold the money in a non-interest bearing account for up to five Valuation Days while we try to obtain complete information. If we cannot obtain the information within five Valuation Days, we will either return the Premium Payment and explain why the Premium Payment could not be processed or keep the Premium Payment if you authorize us to keep it until you provide the necessary information.


CAN I CANCEL MY CONTRACT AFTER I PURCHASE IT?

We want you to be satisfied with the Contract you have purchased. We urge you to closely examine its provisions. If for any reason you are not satisfied with your Contract, simply return it within ten days after you receive it with a written request for cancellation that indicates your tax-withholding instructions. In some states, you may be allowed more time to cancel your Contract. We may require additional information, including a signature guarantee, before we can cancel your Contract.

You bear the investment risk from the time the Contract is issued until we receive your complete cancellation request.


The amount we pay you upon cancellation depends on the requirements of the state where you purchased your Contract.


HOW IS THE VALUE OF MY CONTRACT CALCULATED BEFORE THE ANNUITY COMMENCEMENT DATE?

The Contract Value is the sum of all Accounts. There are two things that affect your Sub-Account value: (1) the number of Accumulation Units and (2) the Accumulation Unit Value. The Sub-Account value is determined by multiplying the number of Accumulation Units by the Accumulation Unit Value. Therefore, on any Valuation Day your Contract Value reflects the investment performance of the Sub-Accounts and will fluctuate with the performance of the underlying Funds.

When Premium Payments are credited to your Sub-Accounts, they are converted into Accumulation Units by dividing the amount of your Premium Payments, minus any Premium Taxes, by the Accumulation Unit Value for that day. The more Premium Payments you put into your Contract, the more Accumulation Units you will own. You decrease the number of Accumulation Units you have by requesting Surrenders, transferring money out of an Account, settling a Death Benefit claim or by annuitizing your Contract.

To determine the current Accumulation Unit Value, we take the prior Valuation Day's Accumulation Unit Value and multiply it by the Net Investment Factor for the current Valuation Day.
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16                                             FORTIS BENEFITS INSURANCE COMPANY
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The Net Investment Factor is used to measure the investment performance of a
Sub-Account from one Valuation Day to the next. The Net Investment Factor for each Sub-Account equals:


- The net asset value per share plus applicable distributions per share of each Fund held in the Sub-Account at the end of the current Valuation Day divided by



- The net asset value per share of each Fund held in the Sub-Account at the end of the prior Valuation Day; multiplied by



- The daily expense factor for the mortality and expense risk charge adjusted for the number of days in the period, and any other applicable charges.



We will send you a statement at least annually which tells you how many Accumulation Units you have, their value and your total Contract Value.


A Contract's Guarantee Period value is guaranteed by Fortis. We bear the investment risk with respect to amounts allocated to a Guarantee Period, except to the extent that (1) we may vary the guaranteed interest rate for future Guarantee Periods (subject to the 3% effective annual minimum) and (2) the Market Value Adjustment imposes investment risks on you. The Contract's Guarantee Period value on any Valuation Date is the sum of its general account values in each Guarantee Period on that date. The general account value in a Guarantee Period is equal to the following amounts, in each case increased by accrued interest at the applicable guaranteed interest rate:

- The amount of Premium Payments or transferred amounts allocated to the Guarantee Period; less

- The amount of any transfers or Surrenders out of the Guarantee Period.

CAN I TRANSFER FROM ONE INVESTMENT CHOICE TO ANOTHER?

Subject to the restrictions below, you may transfer Contract Value:

- From a Sub-Account to another Sub-Account;

- From a Sub-Account to a Guarantee Period;

- From a Guarantee Period to a Sub-Account;

- From a Guarantee Period to another Guarantee Period.

Transfers from a Guarantee Period may be subject to a Market Value Adjustment.

TRANSFERS BETWEEN SUB-ACCOUNTS -- You may transfer from one Sub-Account to another before and after the Annuity Commencement Date at no extra charge. Your transfer request will be processed on the day that it is received as long as it is received on a Valuation Day before the close of the New York Stock Exchange. Otherwise, your request will be processed on the following Valuation Day. We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within 30 days of receiving the confirmation. After the Annuity Commencement Date, the Payee may make four Sub-Account Transfers.

SUB-ACCOUNT TRANSFER RESTRICTIONS -- This Contract is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the stock market. Any individual or legal entity that intends to engage in international arbitrage, utilize market timing practices or make frequent transfers to take advantage of inefficiencies in Fund pricing should not purchase this Contract. These abusive or disruptive transfers can have an adverse impact on management of a Fund, increase Fund expenses and affect Fund performance.


- You may submit 20 Sub-Account transfers each Contract Year for each Contract by U.S. Mail, Voice Response Unit, Internet, or telephone.


- Once these 20 Sub-Account transfers have been executed, you may submit any additional Sub-Account transfers only in writing by U.S. Mail or overnight delivery service. Transfer requests sent by same day mail or courier service will not be accepted. If you want to cancel a written Sub-Account transfer, you must also cancel it in writing by U.S. Mail or overnight delivery service. We will process the cancellation request as of the day we receive it.

In addition, if your initial Premium Payment is $1 million or more, or if you are acting on behalf of multiple Contract Owners with aggregate Contract Values of $2 million or more, you may be required to sign a separate agreement with Hartford which includes additional restrictions before you may submit any Sub-Account transfers.

ABUSIVE TRANSFERS -- Regardless of the number of transfers you have made, we will monitor Sub-Account transfers and we may terminate your transfer privileges until your next Contract Anniversary if we determine that you are engaging in a pattern of transfers that is disadvantageous or potentially harmful to other Contract Owners. We will consider the following factors:

- the dollar amount of the transfer;

- the total assets of the Funds involved in the transfer;

- the number of transfers completed in the current calendar quarter; or

- whether the transfer is part of a pattern of transfers designed to take advantage of short term market fluctuations or market inefficiencies.

We will send you a letter after your 10th Sub-Account transfer to remind you of our Sub-Account transfer policy. After your 20th transfer, or after any time we determine that you are engaging in a pattern of abusive transfers, we will send you a letter to notify you that your transfer privileges have been restricted or terminated under our policy until your next Contract Anniversary.

None of these restrictions are applicable to Sub-Account transfers made under a Dollar Cost Averaging Program or other systematic transfer program.
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We will continue to monitor transfer activity and Fortis or Hartford may modify these restrictions at any time.

POWER OF ATTORNEY -- You may authorize another person to make transfers on your behalf by submitting a completed power of attorney form. Once we have the completed form on file, we will accept transfer instructions from your designated third party, subject to any transfer restrictions in place, until we receive new instructions in writing from you. You will not be able to make transfers or other changes to your Contract if you have authorized someone else to act under a power of attorney.

TRANSFERS BETWEEN THE SUB-ACCOUNTS AND GUARANTEE PERIODS -- You may transfer from the Sub-Accounts to a Guarantee Period or from one Guarantee Period to another Guarantee Period. Transfers from a Guarantee Period, other than the one-year Guarantee Period, are subject to a Market Value Adjustment if the transfer is:

- more than 15 days before or 15 days after the expiration of the existing Guarantee Period, or

- are not part of a formal Fortis program for the transfer of general account value.

The amount of any positive or negative Market Value Adjustment will be added or deducted from the transferred amount.

You may not make a transfer into the one-year Guarantee Period within six months of a transfer out of the one-year Guarantee Period.

GENERAL ACCOUNT TRANSFER RESTRICTIONS -- We reserve the right to defer transfers from the general account for up to 6 months from the date of your request. After any transfer, you must wait six months before moving Sub-Account Values back to a Guarantee Period in the general account. After the Annuity Commencement Date, you may not make transfers from the general account.

CHARGES AND FEES

The following charges and fees are associated with the Contract:

THE CONTINGENT DEFERRED SALES CHARGE

The Contingent Deferred Sales Charge covers some of the expenses relating to the sale and distribution of the Contract, including commissions paid to registered representatives and the cost of preparing sales literature and other promotional activities.

We assess a Contingent Deferred Sales Charge when you request a full or partial Surrender. The percentage of the Contingent Deferred Sales Charge is based on how long your Premium Payments have been in the Contract. The Contingent Deferred Sales Charge will not exceed the total amount of the Premium Payments made. Each Premium Payment has its own Contingent Deferred Sales Charge schedule. Premium Payments are Surrendered in the order in which they were received. The longer you leave your Premium Payments in the Contract, the lower the Contingent Deferred Sales Charge will be when you Surrender.

The Contingent Deferred Sales Charge is a percentage of the amount Surrendered and is equal to:

NUMBER OF YEARS FROM  CONTINGENT DEFERRED
  PREMIUM PAYMENT        SALES CHARGE
-----------------------------------------
      1 and 2                7%
-----------------------------------------
      3 and 4                6%
-----------------------------------------
         5                   5%
-----------------------------------------
         6                   3%
-----------------------------------------
         7                   1%
-----------------------------------------
     8 or more               0%
-----------------------------------------

THE FOLLOWING SURRENDERS ARE NOT SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE:

- ANNUAL WITHDRAWAL AMOUNT -- During the first seven years from each Premium Payment, you may, each Contract Year, take partial Surrenders up to 10% of the total Premium Payments. If you do not take 10% one year, you may not take more than 10% the next year. These amounts are different for group unallocated Contracts and Contracts issued to a Charitable Remainder Trust.

- SURRENDERS MADE FROM PREMIUM PAYMENTS INVESTED FOR MORE THAN SEVEN YEARS -- After the seventh Contract Year, you may take the total of: (a) all Premium Payments held in your Contract for more than seven years, and (b) 10% of Premium Payments made during the last seven years and (c) all of your earnings.

UNDER THE FOLLOWING SITUATIONS, THE CONTINGENT DEFERRED SALES CHARGE IS WAIVED:

- Upon eligible confinement as described in the Waiver of Sales Charge Rider. We will waive any Contingent Deferred Sales Charge applicable to a partial or full Surrender if you, the joint owner or the Annuitant, is confined for at least 60 calendar days to a: (a) facility recognized as a general hospital by the proper authority of the state in which it is located; or (b) facility recognized as a general hospital by the Joint Commission on the Accreditation of Hospitals; or (c) facility certified as a hospital or long-term care facility; or (d) nursing home licensed by the state in which it is located and offers the services of a registered nurse 24 hours a day. If you, the joint owner or the Annuitant is confined when you purchase the Contract, this waiver is not available. For it to apply, you must: (a) have owned the Contract continuously since it was issued, (b) provide written proof of confinement satisfactory to us, and (c) request the Surrender within 60 calendar days of the last day of confinement. This waiver may not be available in all states. This waiver is also not available for confinements due to substance abuse or mental disorders without a demonstrable organic disease. Please contact your Registered Representative or us to determine if it is available for you.

- For Required Minimum Distributions. This allows Annuitants who are age 70 1/2 or older, with a Contract held under an Individual Retirement Account or
  403(b) plan, to Surrender an
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18                                             FORTIS BENEFITS INSURANCE COMPANY
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  amount equal to the Required Minimum Distribution for the Contract without a
  Contingent Deferred Sales Charge. All requests for Required Minimum Distributions must be in writing.

- On or after the Annuitant's 110th birthday.

- Contract Owners or Annuitants if the Contract Owner is a non-natural person, who become completely disabled, as defined in your Contract, after the Contract was issued. We will waive any CDSC deducted prior to the disability if you become disabled prior to age 64 and are continuously disabled for 12 months or more. This waiver is not available in all states and terminates upon the Contract Owner or Annuitant's 65th birthday.

THE FOLLOWING SITUATIONS ARE NOT SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE:


- Upon death of the Annuitant or Contract Owner. No Contingent Deferred Sales Charge will be deducted if the Annuitant or Contract Owner dies.


- Upon Annuitization. The Contingent Deferred Sales Charge is not deducted when you annuitize the Contract. We will charge a Contingent Deferred Sales Charge if the Contract is fully Surrendered during the Contingent Deferred Sales Charge period under an Annuity Payout Option which allows Surrenders.


- For substantially equal periodic payments. We will waive the Contingent Deferred Sales Charge if you take part in a program for partial Surrenders where you receive a scheduled series of substantially equal periodic payments. Payments under this program must be made at least annually for your life (or your life expectancy) or the joint lives (or joint life expectancies) of you and your designated Beneficiary.



- Upon cancellation during the Right to Cancel Period.


MORTALITY AND EXPENSE RISK CHARGE

For assuming mortality and expense risks under the Contract, we deduct a daily charge at an annual rate of 1.25% of Sub-Account Value. The mortality and expense risk charge is broken into charges for mortality risks and an expense risk:

- MORTALITY RISK -- There are two types of mortality risks that we assume, those made while your Premium Payments are accumulating and those made once Annuity Payouts have begun.

During the period your Premium Payments are accumulating, we are required to cover any difference between the Death Benefit paid and the Surrender Value. These differences may occur during periods of declining value or in periods where the Contingent Deferred Sales Charges would have been applicable. The risk that we bear during this period is that actual mortality rates, in aggregate, may exceed expected mortality rates.

Once Annuity Payouts have begun, we may be required to make Annuity Payouts as long as the Annuitant is living, regardless of how long the Annuitant lives. The risk that we bear during this period is that actual mortality rates, in aggregate, may be lower than expected mortality rates.

- EXPENSE RISK -- We also bear an expense risk that the Contingent Deferred Sales Charges collected before the Annuity Commencement Date may not be enough to cover the actual cost of selling, distributing and administering the Contract.

Although variable Annuity Payouts will fluctuate with the performance of the underlying Fund selected, your Annuity Payouts will NOT be affected by (a) the actual mortality experience of our Annuitants, or (b) our actual expenses if they are greater than the deductions stated in the Contract. Because we cannot be certain how long our Annuitants will live, we charge this percentage fee based on the mortality tables currently in use. The mortality and expense risk charge enables us to keep our commitments and to pay you as planned.

ADMINISTRATIVE CHARGE

For administration, we deduct a daily charge at the rate of 0.10% per year against all Contract Values held in the Separate Account during both the accumulation and annuity phases of the Contract. There is not necessarily a relationship between the amount of administrative charge imposed on a given Contract and the amount of expenses that may be attributable to that Contract; expenses may be more or less than the charge.

PREMIUM TAXES


We deduct Premium Taxes, if required, by a state or other government agency. Some states collect the taxes when Premium Payments are made; others collect at Annuitization. Since we pay Premium Taxes when they are required by applicable law, we may deduct them from your Contract when we pay the taxes, upon Surrender, or on the Annuity Commencement Date. The Premium Tax rate varies by state or municipality. Currently, the maximum rate charged by any state is 3.5% and 1% in Puerto Rico.


CHARGES AGAINST THE FUNDS

The Separate Account purchases shares of the Funds at net asset value. The net asset value of the Fund shares reflects investment advisory fees and administrative expenses already deducted from the assets of the Funds. These charges are described in the Fund prospectuses accompanying this prospectus.

DEATH BENEFIT

WHAT IS THE DEATH BENEFIT AND HOW IS IT CALCULATED?


The Death Benefit is the amount we will pay if the Contract Owner or Annuitant dies before the Annuity Commencement Date. The Death Benefit is calculated when we receive a certified death certificate or other legal document acceptable to us along with complete instructions from all beneficiaries on how to pay the death benefit.


Until we receive proof of death and the completed instructions from the Beneficiary, the Death Benefit will remain invested in
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the same Accounts, according to the Contract Owner's last instructions.
Therefore, the Death Benefit amount will fluctuate with the performance of the underlying Funds. When there is more than one Beneficiary, we will calculate the Accumulation Units for each Sub-Account for each Beneficiary's portion of the proceeds.

If death occurs before the Contract Owner's 75th birthday, the Death Benefit is the greatest of:

- The Contract Value of your Contract; or

- The highest Anniversary Value of each Contract Anniversary prior to the date of death; or

- The total Premium Payments you have made to us minus adjustments for partial Surrenders compounded annually at 5%, capped at a maximum of 200% of total Premium Payments minus adjustments for partial Surrenders (the "Rollup Amount")

If death occurs on or after the Contract Owner's 75th birthday, the Death Benefit is the greatest of:

- The Contract Value of your Contract; or

- The highest Anniversary Value of each Contract Anniversary prior to the Contract Owner's 75th birthday; or

- The Rollup Amount as of the Contract Owner's 75th birthday, plus any Premium Payments made since that birthday minus any adjustments for partial Surrenders since that birthday.

Adjustments are made for partial Surrenders for calculating the Anniversary Value by:

- Taking the amount of the partial Surrender and

- Dividing that amount by the Contract Value immediately before the partial Surrender and

- Multiplying that amount by the Contract Value on the Contract Anniversary, plus Premium Payments made since that Anniversary and before the partial Surrender, minus adjustments for withdrawals made since that Anniversary and before the partial Surrender.

Adjustments are made for partial Surrenders for calculating the Death Benefit using the Rollup Amount by:

- Taking the amount of the partial Surrender and

- Dividing that amount by the Contract Value immediately before the partial Surrender and

- Multiplying that amount by the Rollup Amount before the partial Surrender plus, any Premium Payments made on or after the date either the Contract Owner or Annuitant first reaches his or her 75th birthday and before the partial Surrender, minus adjustments for any partial Surrenders made on or after the date either the Contract Owner or Annuitant first reaches his or her 75th birthday and before the partial Surrender.

HOW IS THE DEATH BENEFIT PAID?

The Death Benefit may be taken in one lump sum or under any of the Annuity Payout Options then being offered by us. On the date we receive proof of death and complete instructions from the Beneficiary, we will compute the Death Benefit to be paid out or applied to a selected Annuity Payout Option. When there is more than one Beneficiary, we will calculate the Death Benefit amount for each Beneficiary's portion of the proceeds and then pay it out or apply it to a selected Annuity Payout Option according to each Beneficiary's instructions. If we receive the complete instructions on a Non-Valuation Day, computations will take place on the next Valuation Day.


If your Beneficiary elects to receive the Death Benefit amount as a lump sum payment, we may transfer that amount to our General Account and issue the Beneficiary a draftbook. The Beneficiary can write one draft for the total payment of the Death Benefit, or keep the money in the General Account and write drafts as needed. We will credit interest at a rate determined periodically in our sole discretion. For Federal income tax purposes, the Beneficiary will be deemed to have received the lump sum payment on transfer of the Death Benefit amount to the General Account. The interest will be taxable in the tax year that it is credited. If the Beneficiary resides or the Contract was purchased in a state that imposes restrictions on this method of lump sum payment, we may issue a check to the Beneficiary.


The Beneficiary may elect, under the Annuity Proceeds Settlement Option, "Death Benefit Remaining with the Company", to leave proceeds from the Death Benefit with us for up to five years from the date of death if the death occurred before the Annuity Commencement Date. Once we receive a certified death certificate or other legal document acceptable to us, the Beneficiary can: (a) make Sub-Account transfers and (b) take Surrenders.

The Beneficiary of a non-qualified Contract or IRA may also elect the "Single Life Expectancy Only" option. This option allows the Beneficiary to take the Death Benefit in a series of payments spread over a period equal to the Beneficiary's remaining life expectancy. Distributions are calculated based on IRS life expectancy tables. This option is subject to different limitations and conditions depending on whether the Contract is non-qualified or an IRA.


REQUIRED DISTRIBUTIONS -- If the Contract Owner dies before the Annuity Commencement Date, the Death Benefit must be distributed within five years after death, or be distributed under a distribution option or Annuity Payout Option that satisfies the Alternatives to the Required Distributions described below.



If the Contract Owner dies on or after the Annuity Commencement Date under an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts or receive the Commuted Value, any remaining value must be distributed at least as rapidly as under the payment method being used as of the Contract Owner's death.


If the Contract Owner is not an individual (e.g. a trust), then the original Annuitant will be treated as the Contract Owner in the
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situations described above and any change in the original Annuitant will be treated as the death of the Contract Owner.

WHAT SHOULD THE BENEFICIARY CONSIDER?

ALTERNATIVES TO THE REQUIRED DISTRIBUTIONS -- The selection of an Annuity Payout Option and the timing of the selection will have an impact on the tax treatment of the Death Benefit. To receive favorable tax treatment, the Annuity Payout Option selected: (a) cannot extend beyond the Beneficiary's life or life expectancy, and (b) must begin within one year of the date of death.

If these conditions are not met, the Death Benefit will be treated as a lump sum payment for tax purposes. This sum will be taxable in the year in which it is considered received.


SPOUSAL CONTRACT CONTINUATION -- If the Contract Owner dies and the Beneficiary is the Contract Owner's spouse, the Beneficiary may elect to continue the Contract as the Contract Owner, receive the death benefit in one lump sum payment or elect an Annuity Payout Option. If the Contract continues with the spouse as Contract Owner, we will adjust the Contract Value to the amount that we would have paid as the Death Benefit payment, had the spouse elected to receive the Death Benefit as a lump sum payment. Spousal Contract Continuation will only apply one time for each Contract.


SURRENDERS

WHAT KINDS OF SURRENDERS ARE AVAILABLE?

FULL SURRENDERS BEFORE THE ANNUITY COMMENCEMENT DATE -- When you Surrender your Contract before the Annuity Commencement Date and while the Annuitant is living, the Surrender Value of the Contract will be made in a lump sum payment. The Surrender Value is the Contract Value minus any applicable Contingent Deferred Sales Charge and Premium Taxes and adjusted for any positive or negative Market Value Adjustment. The Surrender Value may be more or less than the amount of the Premium Payments made to a Contract.

PARTIAL SURRENDERS BEFORE THE ANNUITY COMMENCEMENT DATE -- You may request a partial Surrender of Contract Values at any time before the Annuity Commencement Date and while the Annuitant is living. There are two restrictions:

- The partial Surrender amount must be at least equal to $1,000, our current minimum for partial Surrenders, and


- The Contract must have a minimum Contract Value of $1,000 after the Surrender. We reserve the right to close your Contract and pay the full Surrender Value if the Contract Value is under the minimum after the Surrender. The minimum Contract Value in Texas must be $1,000 after the Surrender with no Premium Payments made during the prior two Contract Years.


HOW DO I REQUEST A SURRENDER?

Requests for full Surrenders must be in writing. Requests for partial Surrenders can be made in writing or by telephone. We will send your money within seven days of receiving complete instructions. However, we may postpone payment of Surrenders whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted by the SEC, (c) the SEC permits and orders postponement, or (d) the SEC determines that an emergency exists to restrict valuation.

WRITTEN REQUESTS -- To request a full or partial Surrender, complete a Surrender Form or send us a letter, signed by you, stating:

- the dollar amount that you want to receive, either before or after we withhold taxes and deduct for any applicable charges,

- your tax withholding amount or percentage, if any, and

- your mailing address.

If there are joint Contract Owners, both must authorize all Surrenders. For a partial Surrender, specify the Accounts that you want your Surrender to come from, otherwise, the Surrender will be taken in proportion to the value in each Account.

TELEPHONE REQUESTS -- To request a partial Surrender by telephone, we must have received your completed Telephone Redemption Program Enrollment Form. If there are joint Contract Owners, both must sign this form. By signing the form, you authorize us to accept telephone instructions for partial Surrenders from either Contract Owner. Telephone authorization will remain in effect until we receive a written cancellation notice from you or your joint Contract Owner, we discontinue the program; or you are no longer the owner of the Contract. There are some restrictions on telephone surrenders, please call us with any questions.

We may record telephone calls and use other procedures to verify information and confirm that instructions are genuine. We will not be liable for losses or expenses arising from telephone instructions reasonably believed to be genuine. WE MAY MODIFY THE REQUIREMENTS FOR TELEPHONE REDEMPTIONS AT ANY TIME.

Telephone Surrender instructions received before the close of the New York Stock Exchange will be processed on that Valuation Day. Otherwise, your request will be processed on the next Valuation Day.

COMPLETING A POWER OF ATTORNEY FORM FOR ANOTHER PERSON TO ACT ON YOUR BEHALF MAY PREVENT YOU FROM MAKING SURRENDERS VIA TELEPHONE.

WHAT SHOULD BE CONSIDERED ABOUT TAXES?

There are certain tax consequences associated with Surrenders:

PRIOR TO AGE 59 1/2 -- If you make a Surrender prior to age 59 1/2, there may be adverse tax consequences including a 10% federal income tax penalty on the taxable portion of the Surrender payment. Surrendering before age 59 1/2 may also affect the continuing tax-qualified status of some Contracts.

WE DO NOT MONITOR SURRENDER REQUESTS. TO DETERMINE WHETHER A SURRENDER IS PERMISSIBLE, WITH OR WITHOUT FEDERAL INCOME TAX PENALTY, PLEASE CONSULT YOUR PERSONAL TAX ADVISER.
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MORE THAN ONE CONTRACT ISSUED IN THE SAME CALENDAR YEAR -- If you own more than one contract issued by us or our affiliates in the same calendar year, then these contracts may be treated as one contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. Please consult your tax adviser for additional information.

INTERNAL REVENUE CODE SECTION 403(b) ANNUITIES -- As of December 31, 1988, all
section 403(b) annuities have limits on full and partial Surrenders. Contributions to your Contract made after December 31, 1988 and any increases in cash value after December 31, 1988 may not be distributed unless you are:
(a) age 59 1/2, (b) no longer employed, (c) deceased, (d) disabled, or
(e) experiencing a financial hardship (cash value increases may not be distributed for hardships prior to age 59 1/2). Distributions prior to age
59 1/2 due to financial hardship; unemployment or retirement may still be subject to a penalty tax of 10%.

WE ENCOURAGE YOU TO CONSULT WITH YOUR QUALIFIED TAX ADVISER BEFORE MAKING ANY SURRENDERS. PLEASE SEE THE "FEDERAL TAX CONSIDERATIONS" SECTION FOR MORE INFORMATION.

ANNUITY PAYOUTS
--------------------------------------------------------------------------------

THIS SECTION DESCRIBES WHAT HAPPENS WHEN WE BEGIN TO MAKE REGULAR ANNUITY PAYOUTS FROM YOUR CONTRACT. YOU, AS THE CONTRACT OWNER, SHOULD ANSWER FIVE
QUESTIONS:

- When do you want Annuity Payouts to begin?

- Which Annuity Payout Option do you want to use?

- How often do you want to receive Annuity Payouts?

- What level of Assumed Investment Return should you choose?

- Do you want Annuity Payouts to be fixed or variable or a combination?

Please check with your financial adviser to select the Annuity Payout Option that best meets your income needs.

1.  WHEN DO YOU WANT ANNUITY PAYOUTS TO BEGIN?

You select an Annuity Commencement Date when you purchase your Contract or at any time before you begin receiving Annuity Payouts. You may change the Annuity Commencement Date by notifying us within thirty days prior to the date. The Annuity Commencement Date cannot be deferred beyond the Annuitant's 110th birthday, subject to the laws and regulations then in effect and our approval. The date you select may have tax consequences, so please check with a qualified tax advisor. You cannot begin to take Annuity Payouts until the end of the 2nd Contract Year. If this Contract is issued to the trustee of a Charitable Remainder Trust, the Annuity Commencement Date may be deferred to the Annuitant's 100th birthday.

The Annuity Calculation Date is when the amount of your Annuity Payout is determined. This occurs within five Valuation Days before your selected Annuity Commencement Date.

All Annuity Payouts, regardless of frequency, will occur on the same day of the month as the Annuity Commencement Date. After the initial payout, if an Annuity Payout date falls on a Non-Valuation Day, the Annuity Payout is computed on the prior Valuation Day. If the Annuity Payout date does not occur in a given month due to a leap year or months with only 28 days (i.e. the 31st), the Annuity Payout will be computed on the last Valuation Day of the month.

2.  WHICH ANNUITY PAYOUT OPTION DO YOU WANT TO USE?

Your Contract contains the Annuity Payout Options described below. The Annuity Proceeds Settlement Option is an option that can be elected by the Beneficiary and is described in the "Death Benefit" section. We may at times offer other Annuity Payout Options. Once we begin to make Annuity Payouts, the Annuity Payout Option cannot be changed.

LIFE ANNUITY

We make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, we stop making Annuity Payouts. A Payee would receive only one Annuity Payout if the Annuitant dies after the first payout, two Annuity Payouts if the Annuitant dies after the second payout, and so forth.

LIFE ANNUITY WITH PAYMENTS GUARANTEED FOR 10 OR 20 YEARS

We will make Annuity Payouts as long as the Annuitant is living, but we at least guarantee to make Annuity Payouts for a time period you select either 10 or 20 years. If the Annuitant dies before the guaranteed number of years have passed, then the Beneficiary may elect to continue Annuity Payouts for the remainder of the guaranteed number of years.

JOINT AND FULL SURVIVOR LIFE ANNUITY

We will make Annuity Payouts as long as the Annuitant and Joint Annuitant are living. When one Annuitant dies, we continue to make Annuity Payouts to the other Annuitant until that second Annuitant dies.

JOINT AND 1/2 CONTINGENT SURVIVOR LIFE ANNUITY

We make Payouts as long as both the Annuitant and Joint Annuitant are alive. If the Annuitant dies first, we will make Payouts equal to 1/2 the original payout. If the Joint Annuitant dies first, we will continue to make Payouts at the full amount.

We may offer other Annuity Payout Options available.

IMPORTANT INFORMATION:


- YOU CANNOT SURRENDER YOUR CONTRACT ONCE ANNUITY PAYOUTS BEGIN.

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- For Qualified Contracts, if you elect an Annuity Payout Option with a Period
  Certain, the guaranteed number of years must be less than the life expectancy of the Annuitant at the time the Annuity Payouts begin. We compute life expectancy using the IRS mortality tables.

- AUTOMATIC ANNUITY PAYOUTS -- If you do not elect an Annuity Payout Option, Annuity Payouts will automatically begin on the Annuity Commencement Date under the Life Annuity with Payments for a Period Certain Annuity Payout Option with a ten-year period certain. Automatic Annuity Payouts will be fixed dollar amount Annuity Payouts, variable dollar amount Annuity Payouts, or a combination of fixed or variable dollar amount Annuity Payouts, depending on the investment allocation of your Account in effect on the Annuity Commencement Date.

3.  HOW OFTEN DO YOU WANT THE PAYEE TO RECEIVE ANNUITY PAYOUTS?

In addition to selecting an Annuity Commencement Date and an Annuity Payout Option, you must also decide how often you want the Payee to receive Annuity Payouts. You may choose to receive Annuity Payouts:

- monthly,

- quarterly,

- semiannually, or

- annually.

Once you select a frequency, it cannot be changed. If you do not make a selection, the Payee will receive monthly Annuity Payouts. You must select a frequency that results in an Annuity Payout of at least $50. If the amount falls below $50, we have the right to change the frequency to bring the Annuity Payout up to at least $50.

WHAT IS THE ASSUMED INVESTMENT RETURN?

The Assumed Investment Return ("AIR") is the investment return before we start to make Annuity Payouts. It is a critical assumption for calculating variable dollar amount Annuity Payouts. The first Annuity Payout will be based upon the AIR. The remaining Annuity Payouts will fluctuate based on the performance of the underlying Funds. The AIR for this Contract is 3%.

For example, if the Sub-Accounts earned exactly the same as the AIR, then the second monthly Annuity Payout Option is the same as the first. If the Sub-Accounts earned more than the AIR, then the second monthly Annuity Payout Option is higher than the first. If the Sub-Accounts earned less than the AIR, then the second monthly Annuity Payout Option is lower than the first.

Level variable dollar Annuity Payouts would be produced if the investment returns remained constant and equal to the AIR. In fact, Annuity Payouts will vary up or down as the investment rate varies up or down from the AIR.

DO YOU WANT FIXED DOLLAR AMOUNT OR VARIABLE DOLLAR AMOUNT ANNUITY PAYOUTS OR A COMBINATION OF BOTH?

You may choose an Annuity Payout Option with fixed dollar amounts, variable dollar amounts or a combination depending on your income needs.

FIXED DOLLAR AMOUNT ANNUITY PAYOUTS -- Once a fixed dollar amount Annuity Payout begins, you cannot change your selection to receive variable dollar amount Annuity Payout. You will receive equal fixed dollar amount Annuity Payouts throughout the Annuity Payout period. Fixed dollar amount Annuity Payout amounts are determined by multiplying the Contract Value, minus any applicable Premium Taxes, by an annuity rate. The annuity rate is set by us and is not less than the rate specified in the fixed dollar amount Annuity Payout Option tables in your Contract.

VARIABLE DOLLAR AMOUNT ANNUITY PAYOUTS -- A variable dollar amount Annuity Payout is based on the investment performance of the Sub-Accounts. The variable dollar amount Annuity Payouts may fluctuate with the performance of the underlying Funds. To begin making variable dollar amount Annuity Payouts, we convert the first Annuity Payout amount to a set number of Annuity Units and then price those units to determine the Annuity Payout amount. The number of Annuity Units that determines the Annuity Payout amount remains fixed unless you transfer units between Sub-Accounts.

The dollar amount of the first variable Annuity Payout depends on:

- the Annuity Payout Option chosen,

- the Annuitant's attained age and gender (if applicable), and,

- the applicable annuity purchase rates based on the 1983a Individual Annuity Mortality table

- the Assumed Investment Return

The total amount of the first variable dollar amount Annuity Payout is determined by dividing the Contract Value minus any applicable Premium Taxes, by $1,000 and multiplying the result by the payment factor defined in the Contract for the selected Annuity Payout Option.

The dollar amount of each subsequent variable dollar amount Annuity Payout is equal to the total of:

Annuity Units for each Sub-Account multiplied by Annuity Unit Value for each Sub-Account.

The Annuity Unit Value of each Sub-Account for any Valuation Period is equal to the Accumulation Unit Value Net Investment Factor for the current Valuation Period multiplied by the Annuity Unit factor, multiplied by the Annuity Unit Value for the preceding Valuation Period.

COMBINATION ANNUITY PAYOUTS -- You may choose to receive a combination of fixed dollar amount and variable dollar amount annuity payouts as long as they total 100% of your Annuity Payout. For example, you may choose to receive 40% fixed dollar amount and 60% variable dollar amount to meet your income needs.
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TRANSFER OF ANNUITY UNITS -- After the Annuity Calculation Date, you may
transfer dollar amounts of Annuity Units from one Sub-Account to another. On the day you make a transfer, the dollar amounts are equal for both Sub-Accounts and the number of Annuity Units will be different. We will transfer the dollar amount of your Annuity Units the day we receive your written request if received before the close of the New York Stock Exchange. Otherwise, the transfer will be made on the next Valuation Day.

OTHER PROGRAMS AVAILABLE
--------------------------------------------------------------------------------


We may discontinue, modify or amend any of these Programs or any other programs we establish. Any changes to a Program will not affect Contract Owners currently enrolled in the Program.


INVESTEASE-REGISTERED TRADEMARK- -- InvestEase, which was formerly called "PAC," is an electronic transfer program that allows you to have money automatically transferred from your checking or savings account, and invested in your Contract. It is available for Premium Payments made after your initial Premium Payment. The minimum amount for each transfer is $50. You can elect to have transfers occur either monthly or quarterly, and they can be made into any Account available in your Contract.

AUTOMATIC INCOME PROGRAM -- The Automatic Income Program allows you to Surrender a percentage of your total Premium Payments each Contract Year. You can Surrender from the Accounts you select systematically on a monthly, quarterly, semiannual, or annual basis.

ASSET ALLOCATION PROGRAM -- Asset Allocation is a program that allows you to choose an allocation for your Sub-Accounts to help you reach your investment goals. The Contract offers model allocations with pre-selected Sub-Accounts and percentages that have been established for each type of investor ranging from conservative to aggressive. Over time, Sub-Account performance may cause your Contract's allocation percentages to change, but under the Asset Allocation Program, your Sub-Account allocations are rebalanced to the percentages in the current model you have chosen. You can transfer freely between allocation models up to twelve times per year. You can also allocate a portion of your investment to Sub-Accounts that may not be part of the model. You can only participate in one asset allocation model at a time.

ASSET REBALANCING -- Asset Rebalancing is another type of asset allocation program in which you customize your Sub-Accounts to meet your investment needs. You select the Sub-Accounts and the percentages you want allocated to each Sub-Account. Based on the frequency you select, your model will automatically rebalance to the original percentages chosen. You can transfer freely between models up to twelve times per year. You can also allocate a portion of your investment to Sub-Accounts that are not part of the model. You can only participate in one asset rebalancing model at a time.

OTHER INFORMATION
--------------------------------------------------------------------------------

ASSIGNMENT -- A Non-Qualified Contract may be assigned. We must be properly notified in writing of an assignment. Any Annuity Payouts or Surrenders requested or scheduled before we record an assignment will be made according to the instructions we have on record. We are not responsible for determining the validity of an assignment. Assigning a Non-Qualified Contract may require the payment of income taxes and certain penalty taxes. Please consult a qualified tax adviser before assigning your Contract.

A Qualified Contract may not be transferred or otherwise assigned, unless allowed by applicable law.

CONTRACT MODIFICATION -- The Annuitant may not be changed. However, if the Annuitant is still living, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by sending us written notice.

We may modify the Contract, but no modification will affect the amount or term of any Contract unless a modification is required to conform the Contract to applicable federal or state law. No modification will effect the method by which Contract Values are determined.

HOW CONTRACTS ARE SOLD -- Woodbury Financial Services ("WFS") serves as Principal Underwriter for the securities issued with respect to the Separate Account. WFS is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. It is an affiliate of ours. WFS is ultimately controlled by The Hartford. The principal business address of WFS is 500 Bielenberg Drive, Woodbury, MN 55125. The securities will be sold by individuals who represent us as insurance agents and who are registered representatives of broker-dealers that have entered into distribution agreements with WFS.

Commissions will be paid by Fortis and will not be more than 7% of Premium Payments. From time to time, Fortis may pay or permit other promotional incentives, in cash or credit or other compensation.

Broker-dealers or financial institutions are compensated according to a schedule set forth by WFS and any applicable rules or regulations for variable insurance compensation. Compensation is generally based on Premium Payments made by policyholders or Contract Owners. This compensation is usually paid from the sales charges described in this prospectus.
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In addition, a broker-dealer or financial institution may also receive additional compensation for, among other things, training, marketing or other services provided. WFS, its affiliates or Fortis may also make compensation arrangements with certain broker-dealers or financial institutions based on total sales by the broker-dealer or financial institution of insurance products. These payments, which may be different for different broker-dealers or financial institutions, will be made by WFS, its affiliates or Fortis out of their own assets and will not affect the amounts paid by the policyholders or Contract Owners to purchase, hold or Surrender variable insurance products.


INDEPENDENT ACCOUNTANTS -- The financial statements of Fortis Benefits Insurance Company as of December 31, 2002 and 2001 and for each of the three years in the period ended December 31, 2002 included in this Registration Statement have been audited by PricewaterhouseCoopers LLP and are included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. The principal business address of PricewaterhouseCoopers LLP is 650 Third Avenue South, Suite 1300, Minneapolis, MN 55402.



INDEPENDENT PUBLIC ACCOUNTANTS -- We have not been able to obtain, after reasonable efforts, the written consent of Arthur Andersen LLP in connection with the financial statements of Fortis Benefits Insurance Company Variable Account D for the year ending December 31, 2001 that were audited by Arthur Andersen LLP and are included in this registration statement. This may limit your ability to assert claims against Arthur Andersen LLP under Section 11 of the Securities Act of 1933 because Arthur Andersen LLP did not consent to being named as having prepared its report.


LEGAL MATTERS

There are no material legal proceedings pending to which the Separate Account is a party.

Counsel with respect to federal laws and regulations applicable to the issue and sale of the Contracts and with respect to Minnesota law is Douglas R. Lowe, corporate counsel, Fortis Benefits Insurance Company, 500 Bielenberg Drive, Woodbury, MN 55125.

MORE INFORMATION

You may call your Registered Representative if you have any questions or write or call us at the address below:

Hartford Life and Annuity Insurance Company
Attn: Investment Product Services
P.O. Box 5085
Hartford, Connecticut 06102-5085.
Telephone: 1-800-862-6668 (Contract Owners)
         1-800-862-7155 (Registered Representatives)


FEDERAL TAX CONSIDERATIONS

--------------------------------------------------------------------------------


What are some of the federal tax consequences which affect these Contracts?



A.  GENERAL



Since federal tax law is complex, the tax consequences of purchasing this contract will vary depending on your situation. You may need tax or legal advice to help you determine whether purchasing this contract is right for you.



Our general discussion of the tax treatment of this contract is based on our understanding of federal income tax laws as they are currently interpreted. A detailed description of all federal income tax consequences regarding the purchase of this contract cannot be made in the prospectus. We also do not discuss state, municipal or other tax laws that may apply to this contract. For detailed information, you should consult with a qualified tax adviser familiar with your situation.



B.  TAXATION OF FORTIS AND THE SEPARATE ACCOUNT



The Separate Account is taxed as part of Fortis which is taxed as a life insurance company under Subchapter L of Chapter 1 of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Separate Account will not be taxed as a "regulated investment company" under Subchapter M of Chapter 1 of the Code. Investment income and any realized capital gains on the assets of the Separate Account are reinvested and are taken into account in determining the value of the Accumulation and Annuity Units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Contract.



No taxes are due on interest, dividends and short-term or long-term capital gains earned by the Separate Account with respect to Qualified or Non-Qualified Contracts.



C. TAXATION OF ANNUITIES -- GENERAL PROVISIONS AFFECTING PURCHASERS OTHER THAN QUALIFIED RETIREMENT PLANS



Section 72 of the Code governs the taxation of annuities in general.



 1. NON-NATURAL PERSONS, CORPORATIONS, ETC.



Code Section 72 contains provisions for contract owners which are not natural persons. Non-natural persons include corporations, trusts, limited liability companies, partnerships and other types of legal entities. The tax rules for contracts owned by non-natural persons are different from the rules for contracts owned by individuals. For example, the annual net increase in the value of the contract is currently includable in the gross income of a non-natural person, unless the non-natural person holds the contract as an agent for a natural person. There are additional exceptions from current inclusion for:



- certain annuities held by structured settlement companies,



- certain annuities held by an employer with respect to a terminated qualified retirement plan and



- certain immediate annuities.



A non-natural person which is a tax-exempt entity for federal tax purposes will not be subject to income tax as a result of this provision.

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If the contract owner is a non-natural person, the primary annuitant is treated as the contract owner in applying mandatory distribution rules. These rules require that certain distributions be made upon the death of the contract owner. A change in the primary annuitant is also treated as the death of the contract owner.



 2. OTHER CONTRACT OWNERS (NATURAL PERSONS).



A Contract Owner is not taxed on increases in the value of the Contract until an amount is received or deemed received, e.g., in the form of a lump sum payment (full or partial value of a Contract) or as Annuity payments under the settlement option elected.



The provisions of Section 72 of the Code concerning distributions are summarized briefly below. Also summarized are special rules affecting distributions from Contracts obtained in a tax-free exchange for other annuity contracts or life insurance contracts which were purchased prior to August 14, 1982.



    a. DISTRIBUTIONS PRIOR TO THE ANNUITY COMMENCEMENT DATE.



  i. Total premium payments less amounts received which were not includable in gross income equal the "investment in the contract" under Section 72 of the Code.



 ii. To the extent that the value of the Contract (ignoring any surrender charges except on a full surrender) exceeds the "investment in the contract," such excess constitutes the "income on the contract." It is unclear what value should be used in determining the "income on the contract." We believe that the current Contract value (determined without regard to surrender charges) is an appropriate measure. However, the IRS could take the position that the value should be the current Contract value (determined without regard to surrender charges) increased by some measure of the value of certain future benefits.



 iii. Any amount received or deemed received prior to the Annuity Commencement Date (e.g., upon a partial surrender) is deemed to come first from any such "income on the contract" and then from "investment in the contract," and for these purposes such "income on the contract" shall be computed by reference to any aggregation rule in subparagraph 2.c. below. As a result, any such amount received or deemed received (1) shall be includable in gross income to the extent that such amount does not exceed any such "income on the contract," and (2) shall not be includable in gross income to the extent that such amount does exceed any such "income on the contract." If at the time that any amount is received or deemed received there is no "income on the contract" (e.g., because the gross value of the Contract does not exceed the "investment in the contract" and no aggregation rule applies), then such amount received or deemed received will not be includable in gross income, and will simply reduce the "investment in the contract."



 iv. The receipt of any amount as a loan under the Contract or the assignment or pledge of any portion of the value of the Contract shall be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b.



 v. In general, the transfer of the Contract, without full and adequate consideration, will be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b. This transfer rule does not apply, however, to certain transfers of property between spouses or incident to divorce.



 vi. In general, any amount actually received under the Contract as a Death Benefit, including any optional Death Benefits, will be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b. As a result, we believe that for federal tax purposes any optional Death Benefits should be treated as an integral part of the Contract's benefits (i.e., as an investment protection benefit) and that any charges under the Contract for any optional Death Benefits should not be treated as an amount received by the Contract Owner for purposes of this subparagraph a. However, it is possible that the IRS could take a contrary position that some or all of these charges for any optional Death Benefits should be treated for federal tax purposes as an amount received under the Contract (e.g., as an amount distributed from the Contract to pay for an additional benefit that should be treated as a benefit that is being provided by a separate contract for tax purposes, i.e., by a separate contract that is not part of the annuity Contract for tax purposes).



    b. DISTRIBUTIONS AFTER ANNUITY COMMENCEMENT DATE.



Annuity payments made periodically after the Annuity Commencement Date are includable in gross income to the extent the payments exceed the amount determined by the application of the ratio of the "investment in the contract" to the total amount of the payments to be made after the Annuity Commencement Date (the "exclusion ratio").



  i. When the total of amounts excluded from income by application of the exclusion ratio is equal to the investment in the contract as of the Annuity Commencement Date, any additional payments (including surrenders) will be entirely includable in gross income.



 ii. If the annuity payments cease by reason of the death of the Annuitant and, as of the date of death, the amount of annuity payments excluded from gross income by the exclusion ratio does not exceed the investment in the contract as of the Annuity Commencement Date, then the remaining portion of unrecovered investment shall be allowed as a deduction for the last taxable year of the Annuitant.



 iii. Generally, nonperiodic amounts received or deemed received after the Annuity Commencement Date are not entitled to any exclusion ratio and shall be fully includable in gross income. However, upon a full surrender after such date, only the excess of the amount received (after any surrender charge) over the remaining "investment in the contract" shall be includable in gross income (except to the

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    extent that the aggregation rule referred to in the next subparagraph c. may apply).



    c. AGGREGATION OF TWO OR MORE ANNUITY CONTRACTS.



Contracts issued after October 21, 1988 by the same insurer (or affiliated insurer) to the same Contract Owner within the same calendar year (other than certain contracts held in connection with a tax-qualified retirement arrangement) will be treated as one annuity Contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. An annuity contract received in a tax-free exchange for another annuity contract or life insurance contract may be treated as a new Contract for this purpose. We believe that for any annuity subject to such aggregation, the values under the Contracts and the investment in the contracts will be added together to determine the taxation under subparagraph 2.a., above, of amounts received or deemed received prior to the Annuity Commencement Date. Withdrawals will first be treated as withdrawals of income until all of the income from all such Contracts is withdrawn. As of the date of this prospectus, there are no regulations interpreting this provision.



    d. 10% PENALTY TAX -- APPLICABLE TO CERTAIN WITHDRAWALS AND ANNUITY
       PAYMENTS.



  i. If any amount is received or deemed received on the Contract (before or after the Annuity Commencement Date), the Code applies a penalty tax equal to ten percent of the portion of the amount includable in gross income, unless an exception applies.



 ii. The 10% penalty tax will not apply to the following distributions:



    1. Distributions made on or after the date the recipient has attained the age of 59 1/2.



    2. Distributions made on or after the death of the holder or where the holder is not an individual, the death of the primary annuitant.



    3.  Distributions attributable to a recipient's becoming disabled.



    4. A distribution that is part of a scheduled series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the recipient (or the joint lives or life expectancies of the recipient and the recipient's designated Beneficiary). In determining whether a payment stream designed to satisfy this exception qualifies, it is possible that the IRS could take the position that the entire interest in the Contract should include not only the current Contract value, but also some measure of the value of certain future benefits.



    5. Distributions made under certain annuities issued in connection with structured settlement agreements.



    6. Distributions of amounts which are allocable to the "investment in the contract" prior to August 14, 1982 (see next subparagraph e.).



    e. SPECIAL PROVISIONS AFFECTING CONTRACTS OBTAINED THROUGH A TAX-FREE EXCHANGE OF OTHER ANNUITY OR LIFE INSURANCE CONTRACTS PURCHASED PRIOR TO AUGUST 14, 1982.



If the Contract was obtained by a tax-free exchange of a life insurance or annuity Contract purchased prior to August 14, 1982, then any amount received or deemed received prior to the Annuity Commencement Date shall be deemed to come
(1) first from the amount of the "investment in the contract" prior to August 14, 1982 ("pre-8/14/82 investment") carried over from the prior Contract,
(2) then from the portion of the "income on the contract" (carried over to, as well as accumulating in, the successor Contract) that is attributable to such pre-8/14/82 investment, (3) then from the remaining "income on the contract" and
(4) last from the remaining "investment in the contract." As a result, to the extent that such amount received or deemed received does not exceed such pre-8/14/82 investment, such amount is not includable in gross income. In addition, to the extent that such amount received or deemed received does not exceed the sum of (a) such pre-8/14/82 investment and (b) the "income on the contract" attributable thereto, such amount is not subject to the 10% penalty tax. In all other respects, amounts received or deemed received from such post-exchange Contracts are generally subject to the rules described in this subparagraph e.



    f. REQUIRED DISTRIBUTIONS.



  i. Death of Contract Owner or Primary Annuitant
    Subject to the alternative election or spouse beneficiary provisions in ii or iii below:



     1. If any Contract Owner dies on or after the Annuity Commencement Date and before the entire interest in the Contract has been distributed, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution being used as of the date of such death;



     2. If any Contract Owner dies before the Annuity Commencement Date, the entire interest in the Contract will be distributed within 5 years after such death; and



     3. If the Contract Owner is not an individual, then for purposes of 1. or
        2. above, the primary annuitant under the Contract shall be treated as the Contract Owner, and any change in the primary annuitant shall be treated as the death of the Contract Owner. The primary annuitant is the individual, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.



 ii. Alternative Election to Satisfy Distribution Requirements
    If any portion of the interest of a Contract Owner described in i. above is payable to or for the benefit of a designated

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    beneficiary, such beneficiary may elect to have the portion distributed over a period that does not extend beyond the life or life expectancy of the beneficiary. Distributions must begin within a year of the Contract Owner's death.



 iii. Spouse Beneficiary
    If any portion of the interest of a Contract Owner is payable to or for the benefit of his or her spouse, and the Annuitant or Contingent Annuitant is living, such spouse shall be treated as the Contract Owner of such portion for purposes of section i. above. This spousal contract continuation shall apply only once for this contract.



    g. ADDITION OF RIDERS.



The addition of a rider to the Contract could cause it to be considered newly issued or entered into, for tax purposes, and thus could result in the loss of certain grandfathering with respect to the Contract. Please contact your tax adviser for more information.



 3. DIVERSIFICATION REQUIREMENTS.



The Code requires that investments supporting your contract be adequately diversified. Code Section 817 provides that a variable annuity contract will not be treated as an annuity contract for any period during which the investments made by the separate account or underlying fund are not adequately diversified. If a contract is not treated as an annuity contract, the contract owner will be subject to income tax on annual increases in cash value.



The Treasury Department's diversification regulations require, among other things, that:



- no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment,



- no more than 70% is represented by any two investments,



- no more than 80% is represented by any three investments and



- no more than 90% is represented by any four investments.



In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.



A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the company or the contract owner must agree to pay the tax due for the period during which the diversification requirements were not met.



We monitor the diversification of investments in the separate accounts and test for diversification as required by the Code. We intend to administer all contracts subject to the diversification requirements in a manner that will maintain adequate diversification.



 4. OWNERSHIP OF THE ASSETS IN THE SEPARATE ACCOUNT.



In order for a variable annuity contract to qualify for tax deferral, assets in the separate accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner. It is unclear under what circumstances an investor is considered to have enough control over the assets in the separate account to be considered the owner of the assets for tax purposes.



The IRS has issued several rulings discussing investor control. These rulings say that certain incidents of ownership by the contract owner, such as the ability to select and control investments in a separate account, will cause the contract owner to be treated as the owner of the assets for tax purposes.



In its explanation of the diversification regulations, the Treasury Department recognized that the temporary regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account." The explanation further indicates that "the temporary regulations provide that in appropriate cases a segregated asset account may include multiple sub-accounts, but do not specify the extent to which policyholders may direct their investments to particular sub-accounts without being treated as the owners of the underlying assets. Guidance on this and other issues will be provided in regulations or revenue rulings under Section 817(d), relating to the definition of variable contract."



The final regulations issued under Section 817 did not provide guidance regarding investor control, and as of the date of this prospectus, guidance has yet to be issued. We do not know if additional guidance will be issued. If guidance is issued, we do not know if it will have a retroactive effect.



Due to the lack of specific guidance on investor control, there is some uncertainty about when a contract owner is considered the owner of the assets for tax purposes. We reserve the right to modify the contract, as necessary, to prevent you from being considered the owner of assets in the separate account.



D.  FEDERAL INCOME TAX WITHHOLDING



Any portion of a distribution that is current taxable income to the Contract Owner will generally be subject to federal income tax withholding and reporting under the Code. Generally, however, a Contract Owner may elect not to have income taxes withheld or to have income taxes withheld at a different rate by filing a completed election form with us. Election forms will be provided at the time distributions are requested.

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E.  GENERAL PROVISIONS AFFECTING QUALIFIED RETIREMENT PLANS



The Contract may be used for a number of qualified retirement plans. If the Contract is being purchased with respect to some form of qualified retirement plan, please refer to Appendix I for information relative to the types of plans for which it may be used and the general explanation of the tax features of such plans.



F.  ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS



The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal income tax and withholding on taxable annuity distributions at a 30% rate, unless a lower treaty rate applies and any required tax forms are submitted to us. In addition, purchasers may be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity purchase.



G.  GENERATION SKIPPING TRANSFER TAX



Under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.



H.  ECONOMIC GROWTH AND TAX RELIEF RECONCILIATION ACT OF 2001



The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") repealed the Federal estate tax and replaced it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repealed the generation skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the Federal estate, gift and generation skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.



During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the unified credit exemption amount. For 2003, the maximum estate tax rate is 49% and the unified credit exemption amount is $1,000,000.



The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.



INFORMATION REGARDING TAX-QUALIFIED RETIREMENT PLANS

--------------------------------------------------------------------------------


This summary does not attempt to provide more than general information about the federal income tax rules associated with use of a Contract by a tax-qualified retirement plan. State income tax rules applicable to tax-qualified retirement plans often differ from federal income tax rules, and this summary does not describe any of these differences. Because of the complexity of the tax rules, owners, participants and beneficiaries are encouraged to consult their own tax advisors as to specific tax consequences.



The Contracts may offer death benefits that may exceed the greater of the amounts paid for the Contract or the Contract's cash value. Owners who intend to use the Contract in connection with tax-qualified retirement plans should consider the income tax effects that such a death benefit may have on the plan.



The federal tax rules applicable to owners of Contracts under tax-qualified retirement plans vary according to the type of plan as well as the terms and conditions of the plan itself. Contract owners, plan participants and beneficiaries are cautioned that the rights and benefits of any person may be controlled by the terms and conditions of the tax-qualified retirement plan itself, regardless of the terms and conditions of a Contract. We are not bound by the terms and conditions of such plans to the extent such terms conflict with a Contract, unless we specifically consent to be bound.



Some tax-qualified retirement plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. Contract owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions comply with applicable law. Tax penalties may apply to transactions with respect to tax-qualified retirement plans if applicable federal income tax rules and restrictions are not carefully observed.



We do not currently offer the Contracts in connection with all of the types of tax-qualified retirement plans discussed below and may not offer the Contracts for all types of tax-qualified retirement plans in the future.



1. TAX-QUALIFIED PENSION OR PROFIT-SHARING PLANS -- Eligible employers can establish certain tax-qualified pension and profit-sharing plans under section 401 of the Code. Rules under section 401(k) of the Code govern certain "cash or deferred arrangements" under such plans. Rules under section 408(k) govern "simplified employee pensions". Tax-qualified pension and profit-sharing plans are subject to limitations on the amount that may be contributed, the persons who may be eligible to participate, the time when distributions must commence, and the form in which distributions must be paid. Employers intending to use the Contracts in connection with tax-qualified pension or profit-sharing plans should seek competent tax and other legal advice. If the death benefit under the Contract can

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exceed the greater of the amount paid for the Contract and the Contract's cash value, it is possible that the IRS would characterize such death benefit as an "incidental death benefit." There are limitations on the amount of incidental benefits that may be provided under pension and profit sharing plans. In addition, the provision of such benefits may result in currently taxable income to the participants.



2. TAX SHELTERED ANNUITIES UNDER SECTION 403(b) -- Public schools and certain types of charitable, educational and scientific organizations, as specified in section 501(c)(3) of the Code, can purchase tax-sheltered annuity contracts for their employees. Tax-deferred contributions can be made to tax-sheltered annuity contracts under section 403(b) of the Code, subject to certain limitations. In general, total contributions may not exceed the lesser of (1) 100% of the participant's compensation, and (2) $40,000 (adjusted for increases in cost-of-living). The maximum elective deferral amount is equal to $12,000 for 2003, $13,000 for 2004, $14,000 for 2005, and $15,000 for 2006 and thereafter, indexed. The limitation on elective deferrals may be increased to allow certain "catch-up" contributions for individuals who have attained age 50.



Tax-sheltered annuity programs under section 403(b) are subject to a PROHIBITION AGAINST DISTRIBUTIONS FROM THE CONTRACT ATTRIBUTABLE TO CONTRIBUTIONS MADE PURSUANT TO A SALARY REDUCTION AGREEMENT, unless such distribution is made:



- after the participating employee attains age 59 1/2;



- upon severance from employment;



- upon death or disability; or



- in the case of hardship (and in the case of hardship, any income attributable to such contributions may not be distributed).



Generally, the above restrictions do not apply to distributions attributable to cash values or other amounts held under a section 403(b) contract as of December 31, 1988.



If the death benefit under the Contract can exceed the greater of the amount paid for the Contract and the Contract's cash value, it is possible that the IRS would characterize such death benefit as an "incidental death benefit." If the death benefit were so characterized, this could result in currently taxable income to purchasers. In addition, there are limitations on the amount of incidental death benefits that may be provided under a section 403(b) arrangement.



3. DEFERRED COMPENSATION PLANS UNDER SECTION 457 -- Certain governmental employers or tax-exempt employers other than a governmental unit can establish a Deferred Compensation Plan under section 457 of the Code. For these purposes, a "governmental employer" is a State, a political subdivision of a State, or an agency or an instrumentality of a State or political subdivision of a State. Employees and independent contractors performing services for a governmental or tax-exempt employer can elect to have contributions made to a Deferred Compensation Plan of their employer in accordance with the employer's plan and section 457 of the Code.



Deferred Compensation Plans that meet the requirements of section 457(b) of the Code are called "eligible" Deferred Compensation Plans. Section 457(b) limits the amount of contributions that can be made to an eligible Deferred Compensation Plan on behalf of a participant. Generally, the limitation on contributions is the lesser of (1) 100% of a participant's includible compensation or (2) the applicable dollar amount, equal to $12,000 for 2003, $13,000 for 2004, $14,000 for 2005, and $15,000 for 2006 and thereafter, indexed. The plan may provide for additional "catch-up" contributions during the three taxable years ending before the year in which the participant attains normal retirement age. In addition, the contribution limitation may be increased to allow certain "catch-up" contributions for individuals who have attained age 50.



All of the assets and income of an eligible Deferred Compensation Plan for a governmental employer must be held in trust for the exclusive benefit of participants and their beneficiaries. For this purpose, certain custodial accounts and annuity contracts are treated as trusts. The requirement of a trust does not apply to amounts under an eligible Deferred Compensation Plan of a tax-exempt (non-governmental) employer. In addition, the requirement of a trust does not apply to amounts under a Deferred Compensation Plan of a governmental employer if the Deferred Compensation Plan is not an eligible plan within the meaning of section 457(b) of the Code. In the absence of such a trust, amounts under the plan will be subject to the claims of the employer's general creditors.



In general, distributions from an eligible Deferred Compensation Plan to a participant or beneficiary are prohibited under section 457 of the Code unless made after the participating employee:



- attains age 70 1/2,



- has a severance from employment as defined in the Code (including death of the participating employee), or



- suffers an unforeseeable financial emergency as defined in the Code.



4. INDIVIDUAL RETIREMENT ANNUITIES ("IRAS") UNDER SECTION 408



TRADITIONAL IRAS -- Eligible individuals can establish individual retirement programs under section 408 of the Code through the purchase of an IRA. Section 408 imposes limits with respect to IRAs, including limits on the amount that may be contributed to an IRA, the amount of such contributions that may be deducted from taxable income, the persons who may be eligible to contribute to an IRA, and the time when distributions commence from an IRA. See Section 6 below for a discussion of rollovers involving IRAs.



SIMPLE IRAS -- Eligible employees may establish SIMPLE IRAs in connection with a SIMPLE IRA plan of an employer under section 408(p) of the Code. Special rollover rules apply to SIMPLE IRAs. Amounts can be rolled over from one SIMPLE IRA to

30                                             FORTIS BENEFITS INSURANCE COMPANY
--------------------------------------------------------------------------------

another SIMPLE IRA. However, amounts can be rolled over from a SIMPLE IRA to a Traditional IRA only after two years have expired since the employee first commenced participation in the employer's SIMPLE IRA plan. Amounts cannot be rolled over to a SIMPLE IRA from a qualified plan or a Traditional IRA. Fortis is a non-designated financial institution for purposes of the SIMPLE IRA rules.



ROTH IRAS -- Eligible individuals may establish Roth IRAs under section 408A of the Code. Contributions to a Roth IRA are not deductible. Subject to special limitations, a Traditional IRA, SIMPLE IRA or Simplified Employee Pension under
Section 408(k) of the Code may be converted into a Roth IRA or a distribution from such an arrangement may be rolled over to a Roth IRA. However, a conversion or a rollover to a Roth IRA is not excludable from gross income. If certain conditions are met, qualified distributions from a Roth IRA are tax-free.



5. FEDERAL TAX PENALTIES AND WITHHOLDING -- Distributions from tax-qualified retirement plans are generally taxed as ordinary income under section 72 of the Code. Under these rules, a portion of each distribution may be excludable from income. The excludable amount is the portion of the distribution that bears the same ratio as the after-tax contributions bear to the expected return.



(a) PENALTY TAX ON EARLY DISTRIBUTIONS Section 72(t) of the Code imposes an additional penalty tax equal to 10% of the taxable portion of a distribution from certain tax-qualified retirement plans. However, the 10% penalty tax does not apply to a distribution that is:



- Made on or after the date on which the employee reaches age 59 1/2;



- Made to a beneficiary (or to the estate of the employee) on or after the death of the employee;



- Attributable to the employee's becoming disabled (as defined in the Code);



- Part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and his or her designated beneficiary. In determining whether a payment stream designed to satisfy this exception qualifies, it is possible that the IRS could take the position that the entire interest in the Contract should include not only the current Contract value, but also some measure of the value of certain future benefits;



- Except in the case of an IRA, made to an employee after separation from service after reaching age 55; or



- Not greater than the amount allowable as a deduction to the employee for eligible medical expenses during the taxable year.



In addition, the 10% penalty tax does not apply to a distribution from an IRA that is:



- Made after separation from employment to an unemployed IRA owner for health insurance premiums, if certain conditions are met;



- Not in excess of the amount of certain qualifying higher education expenses, as defined by section 72(t)(7) of the Code; or



- A qualified first-time homebuyer distribution meeting the requirements specified at section 72(t)(8) of the Code.



If you are a participant in a SIMPLE IRA plan, you should be aware that the 10% penalty tax is increased to 25% with respect to non-exempt early distributions made from your SIMPLE IRA during the first two years following the date you first commenced participation in any SIMPLE IRA plan of your employer.



(b) MINIMUM DISTRIBUTION PENALTY TAX If the amount distributed is less than the minimum required distribution for the year, the Participant is subject to a 50% penalty tax on the amount that was not properly distributed.



An individual's interest in a tax-qualified retirement plan generally must be distributed, or begin to be distributed, not later than the Required Beginning Date. Generally, the Required Beginning Date is April 1 of the calendar year following the later of:



- the calendar year in which the individual attains age 70 1/2; or



- the calendar year in which the individual retires from service with the employer sponsoring the plan.



The Required Beginning Date for an individual who is a five (5) percent owner (as defined in the Code), or who is the owner of an IRA, is April 1 of the calendar year following the calendar year in which the individual attains age 70 1/2.



The entire interest of the Participant must be distributed beginning no later than the Required Beginning Date over:



- the life of the Participant or the lives of the Participant and the Participant's designated beneficiary (as defined in the Code), or



- over a period not extending beyond the life expectancy of the Participant or the joint life expectancy of the Participant and the Participant's designated beneficiary.



Each annual distribution must equal or exceed a "minimum distribution amount" which is determined generally by dividing the account balance by the applicable life expectancy. This account balance is generally based upon the account value as of the close of business on the last day of the previous calendar year. In addition, minimum distribution incidental benefit rules may require a larger annual distribution. Required minimum distributions also can be made in the form of annuity payments. The death benefit under the contract may affect the amount of the minimum required distribution that must be taken.



If an individual dies before reaching his or her Required Beginning Date, the individual's entire interest must generally be distributed within five years of the individual's death. However, this

FORTIS BENEFITS INSURANCE COMPANY                                             31
--------------------------------------------------------------------------------

rule will be deemed satisfied, if distributions begin before the close of the calendar year following the individual's death to a designated beneficiary and distribution is over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of the beneficiary). If the beneficiary is the individual's surviving spouse, distributions may be delayed until the individual would have attained age 70 1/2.



If an individual dies after reaching his or her Required Beginning Date or after distributions have commenced, the individual's interest must generally be distributed at least as rapidly as under the method of distribution in effect at the time of the individual's death.



The minimum distribution requirements apply to Roth IRAs after the Contract owner dies, but not while the Contract owner is alive. In addition, if the owner of a Traditional or Roth IRA dies and the Contract owner's spouse is the sole designated beneficiary, the surviving spouse may elect to treat the Traditional or Roth IRA as his or her own.



In 2002, the Internal Revenue Service issued final and temporary regulations in the Federal Register relating to minimum required distributions. Please consult with your tax or legal adviser with any questions regarding the new regulations.



(c) WITHHOLDING We are generally required to withhold federal income tax from the taxable portion of each distribution made under a Contract. The federal income tax withholding requirements, including the rate at which withholding applies, depend on whether a distribution is or is not an eligible rollover distribution.



Federal income tax withholding from the taxable portion of distributions that are not eligible rollover distributions is required unless the payee is eligible to, and does in fact, elect not to have income tax withheld by filing an election with us. Where the payee does not elect out of withholding, the rate of income tax to be withheld depends on whether the distribution is nonperiodic or periodic. Regardless of whether an election is made not to have federal income taxes withheld, the recipient is still liable for payment of federal income tax on the taxable portion of the distribution.



For periodic payments, federal income tax will be withheld from the taxable portion of the distribution by treating the payment as wages under IRS wage withholding tables, using the marital status and number of withholding allowances elected by the payee on an IRS Form W-4P, or acceptable substitute, filed with us. Where the payee has not filed a Form W-4P, or acceptable substitute, with us, the payee will be treated as married claiming three withholding allowances. Special rules apply where the payee has not provided us with a proper taxpayer identification number or where the payments are sent outside the United States or U.S. possessions.



For nonperiodic distributions, where a payee has not elected out of withholding, income tax will be withheld at a rate of 10 percent from the taxable portion of the distribution.



Federal income tax withholding is required at a rate of 20 percent from the taxable portion of any distribution that is an eligible rollover distribution to the extent it is not directly rolled over to an eligible recipient plan. Payees cannot elect out of income tax withholding with respect to such distributions.



Also, special withholding rules apply with respect to distributions from non-governmental section 457(b) plans, and to distributions made to individuals who are neither citizens or resident aliens of the United States.



6. ROLLOVER DISTRIBUTIONS -- Under present federal tax law, "eligible rollover distributions" from qualified retirement plans under section 401(a) of the Code, qualified annuities under section 403(a) of the Code, section
403(b) arrangements, and governmental 457(b) plans generally can be rolled over tax-free within 60 days to any of such plans or arrangements that accept such rollovers. Similarly, distributions from an IRA generally are permitted to be rolled over tax-free within 60 days to a qualified plan, qualified annuity, section 403(b) arrangement, or governmental 457(b) plan. After tax contributions may be rolled over from a qualified plan, qualified annuity or governmental 457 plan into another qualified plan or an IRA. In the case of such a rollover of after tax contributions, the rollover is permitted to be accomplished only through a direct rollover. In addition, a qualified plan is not permitted to accept rollovers of after tax contributions unless the plan provides separate accounting for such contributions (and earnings thereon). Similar rules apply for purposes of rolling over after tax contributions from a section
403(b) arrangement. After tax contributions (including nondeductible contributions to an IRA) are not permitted to be rolled over from an IRA into a qualified plan, qualified annuity, section 403(b) arrangement, or governmental 457(b) plan.



For this purpose, an eligible rollover distribution is generally a distribution to an employee of all or any portion of the balance to the credit of the employee in a qualified trust under section 401(a) of the Code, qualified annuity under section 403(a) of the Code, a 403(b) arrangement or a governmental 457(b) plan. However, an eligible rollover distribution does not include: any distribution which is one of a series of substantially equal periodic payments (not less frequently than annually) made (1) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and the employee's designated beneficiary, or (2) for a specified period of 10 years or more; any distribution to the extent it is a required minimum distribution amount (discussed above); or any distribution which is made upon hardship of the employee.



Separate accounting is required on amounts rolled from plans described under Code sections 401, 403(b) or 408(IRA), when those amounts are rolled into plans described under section 457(b) sponsored by governmental employers. These amounts, when distributed from the governmental 457(b) plan, will be subject to the 10% early withdrawal tax applicable to distributions from plans described under sections 401, 403(b) or 408(IRA), respectively.

32                                             FORTIS BENEFITS INSURANCE COMPANY
--------------------------------------------------------------------------------

ACCUMULATION UNIT VALUES

(FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT THE PERIOD)


The following information should be read in conjunction with the financial statements for the Separate Account included in the Statement of Additional Information, which is incorporated by reference in this prospectus. There is no information for Hartford International Opportunities HLS Fund, Hartford Stock HLS Fund and Hartford Capital Appreciation HLS Fund Sub-Accounts because as of December 31, 2002, the Sub-Accounts had not commenced operation.



                                                                              YEAR ENDED DECEMBER 31,
---------------------------------------------------------------------------------------------------------------------------------
SUB-ACCOUNT                                        2002    2001    2000    1999    1998    1997    1996    1995    1994    1993
---------------------------------------------------------------------------------------------------------------------------------
HARTFORD ADVISERS HLS FUND
    Accumulation Unit Value at beginning of
     period                                        $3.515  $3.737  $3.816  $3.498  $2.844  $2.315  $2.013  $1.590  $1.657  $1.665
---------------------------------------------------------------------------------------------------------------------------------
    Accumulation Unit Value at end of period       $2.990  $3.515  $3.737  $3.816  $3.498  $2.844  $2.315  $2.013  $1.590  $1.657
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
    Number of Accumulation Units outstanding at
     end of period (in thousands)                  94,001 122,799 144,889 152,820 160,803 156,036 154,526 148,700 137,642 106,835
---------------------------------------------------------------------------------------------------------------------------------
HARTFORD BLUE CHIP STOCK HLS FUND
    Accumulation Unit Value at beginning of
     period                                       $17.526 $20.758 $21.571 $18.238 $14.429 $11.520 $10.000      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
    Accumulation Unit Value at end of period      $13.072 $17.526 $20.758 $21.571 $18.238 $14.429 $11.520      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
    Number of Accumulation Units outstanding at
     end of period (in thousands)                   7,487   9,325  10,307   9,672   7,549   4,150     915      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
HARTFORD BOND HLS FUND
    Accumulation Unit Value at beginning of
     period                                        $2.230  $2.080  $1.882  $1.947  $1.825  $1.661  $1.626  $1.391  $1.468  $1.457
---------------------------------------------------------------------------------------------------------------------------------
    Accumulation Unit Value at end of period       $2.422  $2.230  $2.080  $1.882  $1.947  $1.825  $1.661  $1.626  $1.391  $1.468
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
    Number of Accumulation Units outstanding at
     end of period (in thousands)                  32,035  34,033  37,519  46,271  51,323  49,943  55,654  59,214  62,745  56,006
---------------------------------------------------------------------------------------------------------------------------------
HARTFORD CAPITAL OPPORTUNITIES HLS FUND
    Accumulation Unit Value at beginning of
     period                                        $6.595  $8.754 $10.000      --      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
    Accumulation Unit Value at end of period       $4.630  $6.595  $8.754      --      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
    Number of Accumulation Units outstanding at
     end of period (in thousands)                   1,356   1,645     763      --      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
HARTFORD GLOBAL LEADERS HLS FUND
    Accumulation Unit Value at beginning of
     period                                       $20.373 $24.754 $26.998 $18.199 $13.847 $18.510 $15.754 $12.236 $12.784 $17.572
---------------------------------------------------------------------------------------------------------------------------------
    Accumulation Unit Value at end of period      $16.178 $20.373 $24.754 $26.998 $18.199 $13.847 $18.510 $15.754 $12.236 $12.784
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
    Number of Accumulation Units outstanding at
     end of period (in thousands)                   6,677   8,255   9,792   9,641  11,745  13,726  13,714  10,770  10,056   5,109
---------------------------------------------------------------------------------------------------------------------------------
HARTFORD GROWTH AND INCOME HLS FUND
    Accumulation Unit Value at beginning of
     period                                       $21.989 $24.231 $26.030 $21.657 $18.337 $15.468 $12.904 $10.083 $10.000      --
---------------------------------------------------------------------------------------------------------------------------------
    Accumulation Unit Value at end of period      $16.345 $21.989 $24.231 $26.030 $21.657 $18.337 $15.468 $12.904 $10.083      --
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
    Number of Accumulation Units outstanding at
     end of period (in thousands)                   6,228   7,748   9,221  10,995  12,172  11,003   7,893   4,204   1,490      --
---------------------------------------------------------------------------------------------------------------------------------
HARTFORD GROWTH OPPORTUNITIES HLS FUND
    Accumulation Unit Value at beginning of
     period                                        $4.626  $6.079  $5.925  $3.870  $3.296  $2.972  $2.587  $2.054  $2.142  $1.996
---------------------------------------------------------------------------------------------------------------------------------
    Accumulation Unit Value at end of period       $3.302  $4.626  $6.079  $5.925  $3.870  $3.296  $2.972  $2.587  $2.054  $2.142
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
    Number of Accumulation Units outstanding at
     end of period (in thousands)                  79,605  97,663 111,544 114,976 136,042 156,976 169,094 160,247 148,657 118,721
---------------------------------------------------------------------------------------------------------------------------------
HARTFORD HIGH YIELD HLS FUND
    Accumulation Unit Value at beginning of
     period                                       $11.763 $11.611 $11.649 $11.276 $10.913 $11.928 $10.941  $9.834 $10.000      --
---------------------------------------------------------------------------------------------------------------------------------
    Accumulation Unit Value at end of period      $10.811 $11.763 $11.611 $11.649 $11.276 $10.913 $11.928 $10.941  $9.834      --
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
    Number of Accumulation Units outstanding at
     end of period (in thousands)                   2,493   3,253   3,778   4,713   4,985   4,195   3,338   2,321   1,217      --
---------------------------------------------------------------------------------------------------------------------------------
HARTFORD INDEX HLS FUND
    Accumulation Unit Value at beginning of
     period                                       $17.136 $19.807 $22.185 $18.662 $14.771 $11.290 $10.000      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
    Accumulation Unit Value at end of period      $13.111 $17.136 $19.807 $22.185 $18.662 $14.771 $11.290      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
    Number of Accumulation Units outstanding at
     end of period (in thousands)                   9,974  12,577  14,152  14,134  10,441   5,492   1,260      --      --      --
---------------------------------------------------------------------------------------------------------------------------------

FORTIS BENEFITS INSURANCE COMPANY                                             33
--------------------------------------------------------------------------------


                                                                              YEAR ENDED DECEMBER 31,
---------------------------------------------------------------------------------------------------------------------------------
SUB-ACCOUNT                                        2002    2001    2000    1999    1998    1997    1996    1995    1994    1993
---------------------------------------------------------------------------------------------------------------------------------
HARTFORD INTERNATIONAL STOCK HLS FUND
    Accumulation Unit Value at beginning of
     period                                       $13.126 $17.572 $19.711 $16.113 $14.022 $12.691 $11.283 $10.000      --      --
---------------------------------------------------------------------------------------------------------------------------------
    Accumulation Unit Value at end of period      $11.688 $13.126 $17.572 $19.711 $16.113 $14.022 $12.691 $11.283      --      --
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
    Number of Accumulation Units outstanding at
     end of period (in thousands)                   3,936   5,081   5,689   5,344   4,752   4,240   3,137   1,157      --      --
---------------------------------------------------------------------------------------------------------------------------------
HARTFORD LARGE CAP GROWTH HLS FUND
    Accumulation Unit Value at beginning of
     period                                       $10.029 $11.946 $14.754 $11.755 $10.000      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
    Accumulation Unit Value at end of period       $6.823 $10.029 $11.946 $14.754 $11.755      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
    Number of Accumulation Units outstanding at
     end of period (in thousands)                   4,227   5,343   5,763   3,963     843      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
HARTFORD MID CAP STOCK HLS FUND
    Accumulation Unit Value at beginning of
     period                                       $10.685 $11.303 $10.538  $9.625 $10.000      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
    Accumulation Unit Value at end of period       $9.165 $10.685 $11.303 $10.538  $9.625      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
    Number of Accumulation Units outstanding at
     end of period (in thousands)                   2,645   2,689   2,298   1,441     765      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
HARTFORD MONEY MARKET HLS FUND
    Accumulation Unit Value at beginning of
     period                                        $1.705  $1.664  $1.590  $1.536  $1.479  $1.424  $1.372  $1.315  $1.282  $1.261
---------------------------------------------------------------------------------------------------------------------------------
    Accumulation Unit Value at end of period       $1.707  $1.705  $1.664  $1.590  $1.536  $1.479  $1.424  $1.372  $1.315  $1.282
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
    Number of Accumulation Units outstanding at
     end of period (in thousands)                  44,542  55,137  39,595  59,567  39,532  31,492  36,221  26,916  30,698  21,315
---------------------------------------------------------------------------------------------------------------------------------
HARTFORD MULTISECTOR BOND HLS FUND
    Accumulation Unit Value at beginning of
     period                                       $12.957 $12.436 $12.092 $13.254 $11.837 $11.962 $11.743 $10.000      --      --
---------------------------------------------------------------------------------------------------------------------------------
    Accumulation Unit Value at end of period      $13.287 $12.957 $12.436 $12.092 $13.254 $11.837 $11.962 $11.743      --      --
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
    Number of Accumulation Units outstanding at
     end of period (in thousands)                   1,248   1,539   1,388   1,403   1,236   1,123   1,088     574      --      --
---------------------------------------------------------------------------------------------------------------------------------
HARTFORD SMALLCAP GROWTH HLS FUND
    Accumulation Unit Value at beginning of
     period                                       $21.561 $27.382 $32.680 $15.829 $13.241 $13.233 $12.461  $9.724 $10.000      --
---------------------------------------------------------------------------------------------------------------------------------
    Accumulation Unit Value at end of period      $15.138 $21.561 $27.382 $32.680 $15.829 $13.241 $13.233 $12.461  $9.724      --
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
    Number of Accumulation Units outstanding at
     end of period (in thousands)                   5,928   7,229   8,240   6,380   6,166   6,552   5,707   3,034   1,156      --
---------------------------------------------------------------------------------------------------------------------------------
HARTFORD SMALL CAP VALUE HLS FUND
    Accumulation Unit Value at beginning of
     period                                       $15.945 $13.357 $10.659  $9.367 $10.000      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
    Accumulation Unit Value at end of period      $13.345 $15.945 $13.357 $10.659  $9.367      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
    Number of Accumulation Units outstanding at
     end of period (in thousands)                   3,869   4,532   3,045   2,497   1,098      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND
    Accumulation Unit Value at beginning of
     period                                       $20.852 $19.655 $17.823 $18.421 $17.150 $15.935 $15.805 $13.484 $14.609 $13.529
---------------------------------------------------------------------------------------------------------------------------------
    Accumulation Unit Value at end of period      $22.780 $20.852 $19.655 $17.823 $18.421 $17.150 $15.935 $15.805 $13.484 $14.609
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
    Number of Accumulation Units outstanding at
     end of period (in thousands)                   7,079   6,250   5,978   6,962   7,578   7,744   9,635  10,990  12,272  15,602
---------------------------------------------------------------------------------------------------------------------------------
HARTFORD VALUE OPPORTUNITIES HLS FUND
    Accumulation Unit Value at beginning of
     period                                       $17.843 $18.559 $15.875 $14.768 $13.652 $11.049 $10.000      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
    Accumulation Unit Value at end of period      $13.211 $17.843 $18.559 $15.875 $14.768 $13.652 $11.049      --      --      --
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
    Number of Accumulation Units outstanding at
     end of period (in thousands)                   3,889   5,066   4,407   4,744   4,869   3,402   1,072      --      --      --
---------------------------------------------------------------------------------------------------------------------------------

34                                             FORTIS BENEFITS INSURANCE COMPANY
--------------------------------------------------------------------------------

FURTHER INFORMATION ABOUT FORTIS BENEFITS INSURANCE COMPANY


Fortis Benefits is a Minnesota corporation founded in 1910. It is qualified to sell life, health and annuity insurance in the District of Columbia and in all states except New York. Fortis Benefits is an indirectly wholly-owned subsidiary of Fortis, Inc., which is itself indirectly owned 50% by Fortis N.V. and 50% by Fortis (SA/NV). Fortis, Inc. manages the United States operations for these two companies.



Fortis N.V. is a diversified financial services company headquartered in Utrecht, The Netherlands, where its insurance operations began in 1847. Fortis SA/NV is a diversified financial services company headquartered in Brussels, Belgium, where its insurance operations began in 1824. Fortis N.V. and Fortis SA/ NV have merged their operating companies under the trade name of Fortis. The Fortis group of companies is active in insurance, banking and financial services, and real estate development in The Netherlands, Belgium, the United States, Western Europe, and the Pacific Rim.



We offer and sell insurance products, including life insurance policies, annuity contracts, and group life, accident and health insurance policies. We market our products to small businesses and individuals through a national network of independent agents, brokers, and financial institutions.



Effective April 1, 2001, Fortis Benefits contracted the administrative servicing obligations for its registered variable and market value adjusted insurance contracts to Hartford Life and Annuity Insurance Company ("Hartford L&A"), a subsidiary of The Hartford Financial Services Group ("Hartford"). Although Fortis Benefits remains responsible for all contract terms and conditions, Hartford L&A is responsible for servicing the contracts, including the payment of benefits, oversight of investment management (i.e., the Portfolios) and overall contract administration. This was part of a larger transaction whereby Hartford L&A reinsured all of the individual life insurance and annuity business of Fortis Benefits.



Fortis Benefits seeks to compete primarily on the basis of customer service, product design, and, in the case of variable products, the investment results achieved. Many other insurance companies compete with Fortis Benefits in each of its markets, including on the basis of price. Many of these companies, which include some of the largest and best known insurance companies, have considerably greater resources than Fortis Benefits.



The Company is subject to regulation and supervision by the insurance departments of the states in which it is licensed to do business. This regulation covers a variety of areas, including benefit reserve requirements, adequacy of insurance company capital and surplus, various operational standards, and accounting and financial reporting procedures. Fortis Benefits' operations and accounts are subject to periodic examination by insurance regulatory authorities.



Under insurance guaranty fund laws in most states, insurers doing business therein can be assessed up to prescribed limits for insurance contract losses, if covered, incurred by insolvent companies. The amount of any future assessments of Fortis Benefits under these laws cannot be reasonably estimated. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's own financial strength.



Although the federal government generally does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Federal measures that may adversely affect the insurance business include health care reform, employee benefit regulation, controls on medicare costs and medical entitlement programs, tax law changes affecting the taxation of insurance companies or of insurance products, changes in the relative desirability of various personal investment vehicles, and removal of impediments on the entry of banking institutions into the business of insurance.



Pursuant to state insurance laws and regulations, Fortis Benefits is obligated to carry on its books, as liabilities, reserves to meet its obligations under outstanding insurance contracts. These reserves are based on assumptions about, among other things, future claims experience and investment returns. Neither the reserve requirements nor the other aspects of state insurance regulation provide absolute protection to holders of insurance contracts, if Fortis Benefits were to incur claims or expenses at rates significantly higher than expected or significant unexpected losses on its investments.



PROPERTIES



Fortis Benefits has approximately 1500 employees. Fortis Benefits has its principal offices in Kansas City, Missouri. Fortis Benefits leases a portion of that building consisting of 297,000 square feet. Fortis Benefits occupies approximately 85% of its building, which it expects will be adequate for its purposes for the foreseeable future. Fortis Benefits also leases approximately 70,000 square feet of space in Birmingham, Alabama for the employees of its dental insurance division. In addition Fortis Benefits has several regional claims and sales offices throughout the United States.



LEGAL PROCEEDINGS



The Company is a defendant in various lawsuits, none of which, in the opinion of the Company counsel, will result in a material liability.



SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS



A shareholder meeting was held on April 30, 2002 to elect the current slate of directors of Fortis Benefits Insurance Company and minor amendments were made to the Bylaws of the Company.

FORTIS BENEFITS INSURANCE COMPANY                                             35
--------------------------------------------------------------------------------


SELECTED FINANCIAL DATA



The following is a summary of certain financial data of Fortis Benefits. This summary has been derived in part from the financial statements of Fortis Benefits included elsewhere in this prospectus. You should read the following along with these financial statements.



                                                                        YEAR ENDED DECEMBER 31,
(IN THOUSANDS)                                         2002         2001           2000        1999*       1998*
-------------------------------------------------------------------------------------------------------------------
INCOME STATEMENT DATA
Premiums and policy charges                         $ 1,686,364  $ 1,547,678    $1,604,244   $1,528,081  $1,333,258
Net investment income                                   258,590      306,377       331,380      289,719     234,043
Net realized gains (losses) on investment               (45,801)     (34,437)      (21,629)      18,854      52,404
Other income                                             13,099       13,161         9,607       11,663      11,183
                                                    -----------  -----------    ----------   ----------  ----------
Total Revenues                                      $ 1,972,438  $ 1,884,958    $1,928,602   $1,849,418  $1,630,888
                                                    -----------  -----------    ----------   ----------  ----------
Total benefits and expenses                         $ 1,827,564  $ 1,722,125    $1,791,172   $1,714,876  $1,538,604
Federal Income taxes                                     44,225       55,474        44,820       44,869      30,402
Net income                                              100,648      107,359        92,610       89,673      61,882
BALANCE SHEET DATA
Total assets                                        $ 8,944,759  $10,025,352    $10,632,449  $9,610,139* $7,578,055
Total liabilities                                     8,110,533    9,304,557     9,641,403    8,760,587*  6,692,587
Total shareholder's equity                              834,226      720,795       991,046      849,552*    885,468
-------------------------------------------------------------------------------------------------------------------



*The Balance Sheet Data for 1999 and 1998 and the Income Statement Data for 1998 have not been restated to reflect the merger activity occurring in 2001. The remaining data for 1999 and 2000 have been restated.



MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL
CONDITION AND RESULTS OF OPERATIONS



2002 COMPARED TO 2001



REVENUES



Fortis Benefits Insurance Company (the "Company") distributes its products through a network of independent agents, brokers and financial institutions. The Company's major products offered are group dental, group disability, group medical, group life, pre-need annuity and life and accidental death coverages.



On December 31, 2001, the Company purchased (the "Purchase") the Dental Benefits Division of Protective Life Corporation ("Protective"). The Purchase includes primarily group dental products. The Company reinsured this business on a 100% coinsurance basis and will perform all administration activities. The Company assumed approximately $75 million of reserves, $244 million of assets including $147 million of goodwill and intangibles, and paid net cash of approximately $169 million.



The purchase of the Protective business is the primary reason for the increase in accident and health premiums from December 31, 2001 to December 31, 2002. During 2001, the Company began offering a new accidental death product through financial institutions. This business represents 7.2% and 4.4% of total accident and health premium as of December 31, 2002 and 2001 respectively. Rate increases in the group medical line resulted in a 19.5% decrease of group medical premium due to non-renewal of existing business and lower new sales.



Strong sales in the pre-need annuity and life line resulted in an increase of pre-need premium from December 31, 2001 to December 31, 2002 of 4%. On April 1, 2001, the Company entered into a coinsurance agreement with Hartford Financial Services Group ("Hartford") whereby the Company ceded the Investment Product block of business to the Hartford. Premium on this business represented 0% and 2% of total Company premium income for the year ended December 31, 2002 and 2001, respectively.



The Company continues to match investment portfolio composition to liquidity needs and capital requirements. Investment income decreased from $306 million in 2001 to $259 million in 2002 due to lower yielding investment markets. Changes in interest rates during 2002 and 2001 resulted in recognition of realized gains and losses upon sales of securities. The Company had more capital losses from fixed maturity investments in 2002 as compared to 2001.



BENEFITS



The total year-to-date policyholder benefit to premium ratio decreased from 80% to 77% from December 31, 2001 to December 31, 2002. The group dental, group disability, group medical, group life and pre-need benefit to premium ratios for the year ended December 31, were 72%, 87%, 66%, 74% and 101% respectively in 2002 and 73%, 88%, 75%, 72% and 103% respectively in 2001. The 9% decrease in the group medical benefit to premium ratio during 2002 compared to 2001 is a result of pricing increases and improved administration on this business.



EXPENSES



Commission rates have increased slightly from levels in 2001. This is primarily due to changes in the mix of business by product lines as well as the change in first year versus renewal premiums.



The Company's general and administrative expense to premium ratio has decreased slightly from 18.6% at December 31, 2001 to 18.3% at December 31, 2002. 2001 expenses associated with the business reinsured by the Hartford had proportionally higher expenses on premium revenue than the remaining business' expense to premium levels. Offsetting this 2001 to 2002 decrease in expense to premium ratio are expense increases related to systems project costs. The Company continues to monitor expenses, striving to improve the expense to premium ratio, while maintaining quality and timely services to policyholders.

36                                             FORTIS BENEFITS INSURANCE COMPANY
--------------------------------------------------------------------------------


MARKET RISK AND RISK MANAGEMENT



Interest rate risk is the Company's primary market risk exposure. Substantial and sustained increases and decreases in market interest rates can affect the profitability of insurance products and market value of investments. The yield realized on new investments generally increases or decreases in direct relationship with interest rate changes. The market value of the Company's fixed maturity and mortgage loan portfolios generally increases when interest rates decrease, and decreases when interest rates increase.



Interest rate risk is monitored and controlled through asset/ liability management. As part of the risk management process, different economic scenarios are modeled, including cash flow testing required for insurance regulatory purposes, to determine that existing assets are adequate to meet projected liability cash flows. A major component of the Company's asset/liability management program is structuring the investment portfolio with cash flow characteristics consistent with the cash flow characteristics of the Company's insurance liabilities. The Company uses computer models to perform simulations of the cash flow generated from existing insurance policies under various interest rate scenarios. Information from these models is used in the determination of interest crediting strategies and investment strategies. The asset/liability management discipline includes strategies to minimize exposure to loss as market interest rates change. On the basis of these analyses, management believes there is no material solvency risk to the Company with respect to interest rate movements up or down of 100 basis points from year-end levels.



Equity market risk exposure is not significant. Equity investments in the general account are not material enough to threaten solvency and contract owners bear the investment risk related to the variable products. Therefore, the risks associated with the investments supporting the variable separate accounts are assumed by contract owners, not by the Company. The Company provides certain minimum death benefits that depend on the performance of the variable separate accounts. Currently these death benefit risks are reinsured which then protects the Company from adverse mortality experience and prolonged capital market decline.



LIQUIDITY AND CAPITAL RESOURCES



The market value of cash, short-term investments and publicly traded bonds and stocks is at least equal to all policyholder reserves and liabilities. The Company's portfolio is readily marketable and convertible to cash to a degree sufficient to provide for short-term needs. The Company consistently monitors its liability durations and invests assets accordingly. The Company has no material commitments or off-balance sheet financing arrangements, which would reduce sources of funds in the upcoming year.



The National Association of Insurance Commissioners has implemented risk-based capital standards to determine the capital requirements of a life insurance company based upon the risks inherent in its operations. These standards require the computation of a risk-based capital amount which is then compared to a company's actual total adjusted capital. Based upon current calculations using these risk-based capital standards, the Company's percentage of total adjusted capital is in excess of ratios, which would require regulatory attention.



The Company's fixed maturity investments consisted of 97.3% investment grade bonds as of December 31, 2002 and the Company does not expect this percentage to change significantly in the future.



CRITICAL ACCOUNTING POLICIES AND RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS



The Company makes estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of December 31, 2002 and the reported amounts of revenues and expenses for the year ended December 31, 2002.



The most critical estimates include those used in determining deferred policy acquisition costs, impairment losses on investment and federal income taxes.



DEFERRED POLICY ACQUISITION COSTS



The costs of acquiring new business, which vary with and are directly related to the production of new business, are deferred to the extent recoverable and amortized. For traditional and pre-need life insurance and long-term care products (included as accident and health products), such costs are amortized over the premium paying period. For interest sensitive and investment products, such costs are amortized in relation to expected future gross profits. Estimation of future gross profits requires significant management judgment and is reviewed periodically. As excess amounts of deferred costs over future premiums or gross profits are identified, such excess amounts are expensed.



See note 2 to the financial statements for a discussion of the Company's accounting policies, including recently issued accounting pronouncements.



IMPAIRMENT LOSSES ON INVESTMENTS



The Company regularly reviews its fixed maturities and equity securities portfolio to evaluate the necessity of recording impairment loss for other-than-temporary declines in the fair value of investments. A number of criteria are considered during this process including, but not limited to, violations of financial covenants, public securities trading at a substantial discount to par as a result of credit concerns, securities with a market value less than carrying value for an extended period of time and other subjective factors relating to the issuer. Other than temporary impairments are recorded at the end of each quarter based on the fair value of the security at the reporting date.



FEDERAL INCOME TAXES



Income taxes have been provided using the liability method. Deferred tax assets and liabilities are determined based on the temporary differences between the financial reporting and the tax bases and are measured using the currently enacted tax rates.



REGULATION



The Company is subject to the laws and regulations established by the Minnesota State Insurance Department governing insurance business conducted in Minnesota State. Periodic audits are conducted by the Minnesota Insurance Department related to the Company's compliance with these laws and regulations. To date, there have been no adverse findings regarding the Company's operations.

FORTIS BENEFITS INSURANCE COMPANY                                             37
--------------------------------------------------------------------------------

TABLE OF CONTENTS TO STATEMENT OF ADDITIONAL INFORMATION



----------------------------------------------------------------------
GENERAL INFORMATION
----------------------------------------------------------------------
    Safekeeping of Assets
----------------------------------------------------------------------
    Independent Accountants
----------------------------------------------------------------------
    Non-Participating
----------------------------------------------------------------------
    Misstatement of Age or Sex
----------------------------------------------------------------------
    Principal Underwriter
----------------------------------------------------------------------
PERFORMANCE RELATED INFORMATION
----------------------------------------------------------------------
    Total Return for all Sub-Accounts
----------------------------------------------------------------------
    Yield for Sub-Accounts
----------------------------------------------------------------------
    Money Market Sub-Accounts
----------------------------------------------------------------------
    Additional Materials
----------------------------------------------------------------------
    Performance Comparisons
----------------------------------------------------------------------
PERFORMANCE TABLES
----------------------------------------------------------------------
FINANCIAL STATEMENTS
----------------------------------------------------------------------

38                                             FORTIS BENEFITS INSURANCE COMPANY
--------------------------------------------------------------------------------

APPENDIX I -- SAMPLE MARKET VALUE ADJUSTMENT CALCULATIONS

We will determine the Market Value Adjustment by multiplying the general account value that is withdrawn or transferred from the existing Guarantee Period (after deduction of any applicable surrender charge) by the following factor:

               [(1 + I)/(1 + J + .005)] TO THE POWER OF n/12 - 1

where,

- I is the guaranteed interest rate we credit to the general account value that is withdrawn or transferred from the existing Guarantee Period.

- J is the guaranteed interest rate we are then offering for new Guarantee Periods with durations equal to the number of years remaining in the existing Guarantee Period (rounded up to the next higher number of years).

- N is the number of months remaining in the existing Guarantee Period (rounded up to the next higher number of months).

For Contracts issued in Florida, the formula which will be used to determine the Market Value Adjustment is: [(1 + I)/(1 + J + .0025)] to the power of N/12 - 1

SAMPLE CALCULATION 1: POSITIVE ADJUSTMENT

             Amount withdrawn or transferred                                 $10,000
             Existing Guarantee Period                                       7 years
             Time of withdrawal or transfer                                  Beginning of 3rd year of Existing Guarantee
                                                                             Period
             Guaranteed Interest Rate (I)                                    8%*
             Guaranteed Interest Rate for new 5-year guarantee (J)           7%*
             Remaining Guarantee Period (N)                                  60 months

             Market Value Adjustment:                                 =      $10,000 X [[(1 + .08)/(1 + .07 + .005)] TO THE
                                                                             POWER OF 60/12 - 1]
                                                                      =      $234.73

Amount transferred or withdrawn (adjusted for Market Value Adjustment):
$10,234.73

SAMPLE CALCULATION 2: NEGATIVE ADJUSTMENT

             Amount withdrawn or transferred                                 $10,000
             Existing Guarantee Period                                       7 years
             Time of withdrawal or transfer                                  Beginning of 3rd year of Existing Guarantee
                                                                             Period
             Guaranteed Interest Rate (I)                                    8%*
             Guaranteed Interest Rate for new 5-year guarantee (J)           9%*
             Remaining Guarantee Period (N)                                  60 months

             Market Value Adjustment:                                 =      $10,000 X [[(1 + .08)/(1 + .09 + .005)] TO THE
                                                                             POWER OF 60/12 - 1]
                                                                      =      -$666.42

Amount transferred or withdrawn (adjusted for Market Value Adjustment):
$9,333.58

SAMPLE CALCULATION 3: NEGATIVE ADJUSTMENT

             Amount withdrawn or transferred                                 $10,000
             Guarantee Period                                                7 years
             Time of withdrawal or transfer                                  Beginning of 3rd year of Existing Guarantee
                                                                             Period
             Guaranteed Interest Rate (I)                                    8%*
             Guaranteed Interest Rate for new 5-year guarantee (J)           7.75%*
             Remaining Guarantee Period (N)                                  60 months

             Market Value Adjustment:                                 =      $10,000 X [[(1 + .08)/(1 + .0775 + .005)] TO THE
                                                                             POWER OF 60/12 - 1]
                                                                      =      114.94

Amount transferred or withdrawn (adjusted for Market Value Adjustment):
$9,885.06

*   Assumed for illustrative purposes only.

FORTIS BENEFITS INSURANCE COMPANY                                             39
--------------------------------------------------------------------------------

APPENDIX II -- INVESTMENTS BY FORTIS

Fortis' legal obligations with respect to the Guarantee Periods are supported by our general account assets. These general account assets also support our obligations under other insurance and annuity contracts. Investments purchased with amounts allocated to the Guarantee Periods are the property of Fortis, and you have no legal rights in such investments. Subject to applicable law, we have sole discretion over the investment of assets in our general account. Neither our general account nor the Guarantee Periods are subject to registration under the Investment Company Act of 1940.

We will invest amounts in our general account in compliance with applicable state insurance laws and regulations concerning the nature and quality of investments for the general account. Within specified limits and subject to certain standards and limitations, these laws generally permit investment in:

- federal, state and municipal obligations,

- preferred and common stocks,

- corporate bonds,

- real estate mortgages and mortgage backed securities,

- real estate, and

- certain other investments, including various derivative investments.

See the Financial Statements for information on our investments.

When we establish guaranteed interest rates, we will consider the available return on the instruments in which we invest amounts allocated to the general account. However, this return is only one of many factors we consider when we establish the guaranteed interest rates. See "Guarantee Periods".

Generally, we expect to invest amounts allocated to the Guarantee Periods in debt instruments. We expect that these debt instruments will approximately match our liabilities with regard to the Guarantee Periods. We also expect that these debt instruments will primarily include:

(1) securities issued by the United States Government or its agencies or instrumentalities. These securities may or may not be guaranteed by the United States Government;

(2) debt securities that, at the time of purchase, have an investment grade within the four highest grades assigned by Moody's Investors Services, Inc. ("Moody's"), Standard & Poor's Corporation ("Standard & Poor's"), or any other nationally recognized rating service. Moody's four highest grades are:
    Aaa, Aa, A, and Baa. Standard & Poor's four highest grades are: AAA, AA, A, and BBB;

(3) other debt instruments including, but not limited to, issues of, or guaranteed by, banks or bank holding companies and corporations. Although not rated by Moody's or Standard & Poor's, we deem these obligations to have an investment quality comparable to securities that may be purchased as stated above;

(4) other evidences of indebtedness secured by mortgages or deeds of trust representing liens upon real estate.

Except as required by applicable state insurance laws and regulations, we are not obligated to invest amounts allocated to the general account according to any particular strategy.

The Contracts are reinsured by Hartford Life and Annuity Insurance Company. As part of this reinsurance arrangement, the assets supporting the the General Account under the Contracts are held by Fortis; however, these assets are managed by Hartford Investment Management Company ("HIMCO"), an affiliate of Hartford Life and Annuity Insurance Company. HIMCO generally invests those assets as described above for the Contract General Account related investments of Fortis.

To obtain a Statement of Additional Information, please complete the form below and mail to:

    Fortis Benefits Insurance Company
    Attn: Investment Product Services
    P.O. Box 5085
    Hartford, Connecticut 06102-5085

Please send a Statement of Additional Information for Fortis Masters+ variable annuity to me at the following address:

--------------------------------------------------------------------------------
                                      Name

--------------------------------------------------------------------------------
                                    Address

--------------------------------------------------------------------------------
                              City/State      Zip Code

                                    PART B

                      STATEMENT OF ADDITIONAL INFORMATION
                       FORTIS BENEFITS INSURANCE COMPANY
                               VARIABLE ACCOUNT D
                        FORTIS MASTERS+ VARIABLE ANNUITY

This Statement of Additional Information is not a prospectus. The information contained in this document should be read in conjunction with the Prospectus.

To obtain a Prospectus, send a written request to Fortis Benefits Insurance Company Attn: Investment Product Services, P.O. Box 5085, Hartford, CT 06102-5085.


Date of Prospectus: May 1, 2003
Date of Statement of Additional Information: May 1, 2003


TABLE OF CONTENTS


GENERAL INFORMATION                                                2
----------------------------------------------------------------------
    Safekeeping of Assets                                          2
----------------------------------------------------------------------
    Independent Accountants                                        2
----------------------------------------------------------------------
    Non-Participating                                              2
----------------------------------------------------------------------
    Misstatement of Age or Sex                                     2
----------------------------------------------------------------------
    Principal Underwriter                                          2
----------------------------------------------------------------------
PERFORMANCE RELATED INFORMATION                                    2
----------------------------------------------------------------------
    Total Return for all Sub-Accounts                              2
----------------------------------------------------------------------
    Yield for Sub-Accounts                                         3
----------------------------------------------------------------------
    Money Market Sub-Accounts                                      3
----------------------------------------------------------------------
    Additional Materials                                           3
----------------------------------------------------------------------
    Performance Comparisons                                        3
----------------------------------------------------------------------
PERFORMANCE TABLES
----------------------------------------------------------------------
FINANCIAL STATEMENTS
----------------------------------------------------------------------

2                                              FORTIS BENEFITS INSURANCE COMPANY
--------------------------------------------------------------------------------

GENERAL INFORMATION

SAFEKEEPING OF ASSETS

Fortis holds title to the assets of the Separate Account. The assets are kept physically segregated and are held separate and apart from Fortis' general corporate assets. Records are maintained of all purchases and redemptions of the underlying fund shares held in each of the Sub-Accounts.


INDEPENDENT PUBLIC ACCOUNTANTS



The statements of assets and liabilities of Fortis Benefits Insurance Company Variable Account D as of December 31, 2002 and the related statements of operation and changes in net assets for the period then ended, included in this registration statement have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein and elsewhere in the registration statement, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is City Place, 185 Asylum Street, Hartford, Connecticut 06103-3402.



The financial statements of Fortis Benefits Insurance Company Variable Account D for the year ended December 31, 2001 included in this registration statement were audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said report.



We have not been able to obtain, after reasonable efforts, the written consent of Arthur Andersen LLP in connection with the financial statements of Fortis Benefits Insurance Company Variable Account D for the year ending December 31, 2001 that were audited by Arthur Andersen LLP and are included in this registration statement. This may limit your ability to assert claims against Arthur Andersen LLP under Section 11 of the Securities Act of 1933 because Arthur Andersen LLP did not consent to being named as having prepared its report.



INDEPENDENT ACCOUNTANTS



The financial statements of Fortis Benefits Insurance Company as of December 31, 2002 and 2001 and for each of the three years in the period ended December 31, 2002 included in this Registration Statement have been audited by PricewaterhouseCoopers LLP and are included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. The principal business address of PricewaterhouseCoopers LLP is 650 Third Avenue South, Suite 1300, Minneapolis, MN 55402.


NON-PARTICIPATING

The Contract is non-participating and we pay no dividends.

MISSTATEMENT OF AGE OR SEX

If an Annuitant's age or sex was misstated on the Contract, any Contract payments or benefits will be determined using the correct age and sex. If we have overpaid Annuity Payouts, an adjustment, including interest on the amount of the overpayment, will be made to the next Annuity Payout or Payouts. If we have underpaid due to a misstatement of age or sex, we will credit the next Annuity Payout with the amount we underpaid and credit interest.

PRINCIPAL UNDERWRITER


Woodbury Financial Services, Inc. ("Woodbury Financial"), the principal underwriter of the Contracts, is a Minnesota corporation and a member of the Securities Investors Protection Corporation. Fortis Benefits paid a total of $55,661,956, $34,037,583 and $7,561,190 to Woodbury Financial for annuity contract distribution services during 2000, 2001 and 2002 respectively. Of these totals, the sums of $9,648,917, $9,083,804 and $1,758,228 for the years 2000,
2001 and 2002 respectively, was not reallowed to other broker-dealers.


PERFORMANCE RELATED INFORMATION

The Separate Account may advertise certain performance-related information concerning the Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account's past performance only and is no indication of future performance.

FORTIS BENEFITS INSURANCE COMPANY                                              3
--------------------------------------------------------------------------------

TOTAL RETURN FOR ALL SUB-ACCOUNTS

When a Sub-Account advertises its standardized total return, it will usually be calculated from the date of the inception of the Sub-Account for one, five and ten year periods or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period. To calculate standardized total return, Fortis uses a hypothetical initial premium payment of $1,000.00 and deducts for the mortality and expense risk charge, the highest possible contingent deferred charge, any applicable administrative charge or annual maintenance fee.

The formula Fortis uses to calculate standardized total return is P(1+T)TO THE POWER OF n = ERV. In this calculation, "P" represents a hypothetical initial premium payment of $1,000.00, "T" represents the average annual total return, "n" represents the number of years and "ERV" represents the redeemable value at the end of the period.

In addition to the standardized total return, the Sub-Account may advertise a non-standardized total return. These figures will usually be calculated from the date of inception of the underlying fund for one, five and ten year periods or other relevant periods. Non-standardized total return is measured in the same manner as the standardized total return described above, except that the contingent deferred sales charge and any annual maintenance fee are not deducted. Therefore, non-standardized total return for a Sub-Account is higher than standardized total return for a Sub-Account.

YIELD FOR SUB-ACCOUNTS

If applicable, the Sub-Accounts may advertise yield in addition to total return. At any time in the future, yields may be higher or lower than past yields and past performance is no indication of future performance.

The standardized yield will be computed for periods beginning with the inception of the Sub-Account in the following manner. The net investment income per Accumulation Unit earned during a one-month period is divided by the Accumulation Unit Value on the last day of the period. This figure reflects deductions for the mortality and expense risk charge, any applicable administrative charge or annual maintenance fee.

The formula Fortis uses to calculate yield is: YIELD = 2[(a-b/cd +1)TO THE POWER OF 6 -1]. In this calculation, "a" represents the net investment income earned during the period by the underlying fund, "b" represents the expenses accrued for the period, "c" represents the average daily number of Accumulation Units outstanding during the period and "d" represents the maximum offering price per Accumulation Unit on the last day of the period.

MONEY MARKET SUB-ACCOUNTS

A money market fund Sub-Account may advertise yield and effective yield. Yield and effective yield figures reflect the deductions for the Contract, which include the mortality and expense risk charge, any applicable administrative charge or annual maintenance fee. At any time in the future, current and effective yields may be higher or lower than past yields and past performance is no indication of future performance.

Current yield of a money market fund Sub-Account is calculated for a seven-day period or the "base period" without taking into consideration any realized or unrealized gains or losses on shares of the underlying fund. The first step in determining yield is to compute the base period return. Fortis takes a hypothetical account with a balance of one Accumulation Unit of the Sub-Account and calculates the net change in its value from the beginning of the base period to the end of the base period. Fortis then subtracts an amount equal to the total deductions for the Contract and then divides that number by the value of the account at the beginning of the base period. The result is the base period return or "BPR". Once the base period return is calculated, Fortis then multiplies it by 365/7 to compute the current yield. Current yield is calculated to the nearest hundredth of one percent.

The formula for this calculation is YIELD = BPR X (365/7), where BPR = (A-B)/C. "A" is equal to the net change in value of a hypothetical account with a balance of one Accumulation Unit of the Sub-Account from the beginning of the base period to the end of the base period. "B" is equal to the amount that Fortis deducts for mortality and expense risk charge, any applicable administrative charge or annual maintenance fee. "C" represents the value of the Sub-Account at the beginning of the base period.

Effective yield is also calculated using the base period return. The effective yield is calculated by adding 1 to the base period return and raising that result to a power equal to 365 divided by 7 and subtracting 1 from the result. The calculation Fortis uses is:

    EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1) TO THE POWER OF 365/7] - 1.

4                                              FORTIS BENEFITS INSURANCE COMPANY
--------------------------------------------------------------------------------

ADDITIONAL MATERIALS

We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contracts and the characteristics of and market for any alternatives.

PERFORMANCE COMPARISONS

Each Sub-Account may from time to time include in advertisements the ranking of its performance figures compared with performance figures of other annuity contract's sub-accounts with the same investment objectives which are created by Lipper Analytical Services, Morningstar, Inc. or other recognized ranking services.

Fortis may also compare the performance of the Sub-Accounts against certain widely acknowledged outside standards or indices for stock and bond market performance, such as:

- The Standard & Poor's 500 Composite Stock Price Index (the "S&P 500") is a stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the United States, most of which are traded on the New York Stock Exchange. Stocks in the S&P 500 are weighted according to their market capitalization (the number of shares outstanding multiplied by the stock's current price).

- The Nasdaq Composite Index measures all Nasdaq domestic and non-U.S. based common stocks listed on The Nasdaq Stock Market. The Index is market-value weighted. This means that each company's security affects the Index in proportion to its market value. The market value, the last sale price multiplied by total shares outstanding, is calculated throughout the trading day, and is related to the total value of the Index. The Nasdaq Composite includes over 5,000 companies. On February 5, 1971, the Nasdaq Composite Index began with a base of 100.00.

- The Morgan Stanley Capital International EAFE Index (the "EAFE Index") of major markets in Europe, Australia and the Far East is a benchmark of international stock performance. The EAFE Index is "capitalization weighted," which means that a company whose securities have a high market value will contribute proportionately more to the EAFE Index's performance results than a company whose securities have a lower market value.

- The Lehman Brothers High Yield Corporate Index is a broad-based market-value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the SEC.

- The Lehman Brothers Government/Corporate Bond Index is a broad based unmanaged, market-value-weighted index of all debt obligations of the U.S. Treasury and U.S. Government agencies (excluding mortgage-backed securities) and all publicly-issued fixed-rate, nonconvertible, investment grade domestic corporate debt.

FORTIS BENEFITS INSURANCE COMPANY                                              5
--------------------------------------------------------------------------------


PERFORMANCE TABLES



The following tables illustrate the performance of the Sub-Accounts. Past performance is no guarantee of future performance.



                    STANDARDIZED AVERAGE ANNUAL TOTAL RETURN
                        FOR YEAR ENDED DECEMBER 31, 2002



                                                SUB-ACCOUNT                                                   SINCE
SUB-ACCOUNT                                    INCEPTION DATE      1 YEAR           5 YEAR      10 YEAR     INCEPTION
------------------------------------------------------------------------------------------------------------------------
Hartford Advisers HLS Fund                        10/14/1987           -20.90%           0.03%   7.17%              N/A
------------------------------------------------------------------------------------------------------------------------
Hartford Blue Chip Stock HLS Fund                 05/01/1996           -30.63%          -2.96%    N/A              3.98%
------------------------------------------------------------------------------------------------------------------------
Hartford Bond HLS Fund                            10/14/1987             1.61%           5.01%   6.02%              N/A
------------------------------------------------------------------------------------------------------------------------
Hartford Capital Appreciation HLS Fund            10/14/1987           -26.32%           3.81%  10.83%              N/A
------------------------------------------------------------------------------------------------------------------------
Hartford Capital Opportunities HLS Fund           05/01/2000           -34.72%            N/A     N/A            -26.79%
------------------------------------------------------------------------------------------------------------------------
Hartford Global Leaders HLS Fund                  10/01/1998           -26.15%            N/A     N/A              2.67%
------------------------------------------------------------------------------------------------------------------------
Hartford Growth and Income HLS Fund               05/29/1998           -30.87%            N/A     N/A             -3.56%
------------------------------------------------------------------------------------------------------------------------
Hartford Growth Opportunities HLS Fund            10/14/1987           -33.62%          -0.98%   5.16%              N/A
------------------------------------------------------------------------------------------------------------------------
Hartford High Yield HLS Fund                      10/01/1998           -14.53%            N/A     N/A             -1.42%
------------------------------------------------------------------------------------------------------------------------
Hartford Index HLS Fund                           10/14/1987           -28.84%          -3.35%   7.29%              N/A
------------------------------------------------------------------------------------------------------------------------
Hartford International Opportunities HLS Fund     07/02/1990           -24.70%          -4.93%   2.61%              N/A
------------------------------------------------------------------------------------------------------------------------
Hartford International Stock HLS Fund             01/03/1995           -17.19%          -4.56%    N/A              1.97%
------------------------------------------------------------------------------------------------------------------------
Hartford Large Cap Growth HLS Fund                05/01/1998           -36.73%            N/A     N/A             -8.87%
------------------------------------------------------------------------------------------------------------------------
Hartford Mid Cap Stock HLS Fund                   05/01/1998           -20.23%            N/A     N/A             -2.92%
------------------------------------------------------------------------------------------------------------------------
Hartford Money Market HLS Fund                    10/14/1987            -6.89%           2.00%   3.06%              N/A
------------------------------------------------------------------------------------------------------------------------
Hartford Multisector Bond HLS Fund                01/03/1995            -4.46%           1.41%    N/A              3.62%
------------------------------------------------------------------------------------------------------------------------
Hartford SmallCap Growth HLS Fund                 05/02/1994           -34.70%           1.80%    N/A              4.90%
------------------------------------------------------------------------------------------------------------------------
Hartford Small Cap Value HLS Fund                 05/01/1998           -22.16%            N/A     N/A              5.51%
------------------------------------------------------------------------------------------------------------------------
Hartford Stock HLS Fund                           10/14/1987           -30.50%          -2.58%   7.81%              N/A
------------------------------------------------------------------------------------------------------------------------
Hartford U.S. Government Securities HLS Fund      10/14/1987             2.25%           5.03%   5.35%              N/A
------------------------------------------------------------------------------------------------------------------------
Hartford Value Opportunities HLS Fund             05/01/1996           -31.14%          -1.67%    N/A              4.15%
------------------------------------------------------------------------------------------------------------------------

6                                              FORTIS BENEFITS INSURANCE COMPANY
--------------------------------------------------------------------------------


                  NON-STANDARDIZED AVERAGE ANNUAL TOTAL RETURN
                        FOR YEAR ENDED DECEMBER 31, 2002



                                                    FUND                                                      SINCE
SUB-ACCOUNT                                    INCEPTION DATE      1 YEAR           5 YEAR      10 YEAR     INCEPTION
------------------------------------------------------------------------------------------------------------------------
Hartford Advisers HLS Fund                        03/31/1983           -14.95%           1.01%   7.17%              N/A
------------------------------------------------------------------------------------------------------------------------
Hartford Blue Chip Stock HLS Fund                 05/01/1996           -25.41%          -1.96%    N/A              4.10%
------------------------------------------------------------------------------------------------------------------------
Hartford Bond HLS Fund                            08/31/1977             8.61%           5.82%   6.02%              N/A
------------------------------------------------------------------------------------------------------------------------
Hartford Capital Appreciation HLS Fund            04/02/1984           -20.78%           4.65%  10.83%              N/A
------------------------------------------------------------------------------------------------------------------------
Hartford Capital Opportunities HLS Fund           05/01/2000           -29.80%            N/A     N/A            -25.07%
------------------------------------------------------------------------------------------------------------------------
Hartford Global Leaders HLS Fund                  10/01/1998           -20.59%            N/A     N/A              3.73%
------------------------------------------------------------------------------------------------------------------------
Hartford Growth and Income HLS Fund               05/29/1998           -25.67%            N/A     N/A             -2.47%
------------------------------------------------------------------------------------------------------------------------
Hartford Growth Opportunities HLS Fund            03/24/1987           -28.62%           0.04%   5.16%              N/A
------------------------------------------------------------------------------------------------------------------------
Hartford High Yield HLS Fund                      10/01/1998            -8.10%            N/A     N/A             -0.22%
------------------------------------------------------------------------------------------------------------------------
Hartford Index HLS Fund                           05/01/1987           -23.49%          -2.36%   7.29%              N/A
------------------------------------------------------------------------------------------------------------------------
Hartford International Opportunities HLS Fund     07/02/1990           -19.03%          -3.95%   2.61%              N/A
------------------------------------------------------------------------------------------------------------------------
Hartford International Stock HLS Fund             01/03/1995           -10.96%          -3.58%    N/A              1.97%
------------------------------------------------------------------------------------------------------------------------
Hartford Large Cap Growth HLS Fund                05/01/1998           -31.97%            N/A     N/A             -7.86%
------------------------------------------------------------------------------------------------------------------------
Hartford Mid Cap Stock HLS Fund                   05/01/1998           -14.23%            N/A     N/A             -1.85%
------------------------------------------------------------------------------------------------------------------------
Hartford Money Market HLS Fund                    06/30/1980             0.11%           2.91%   3.06%              N/A
------------------------------------------------------------------------------------------------------------------------
Hartford Multisector Bond HLS Fund                01/03/1995             2.54%           2.34%    N/A              3.62%
------------------------------------------------------------------------------------------------------------------------
Hartford SmallCap Growth HLS Fund                 05/02/1994           -29.79%           2.71%    N/A              4.90%
------------------------------------------------------------------------------------------------------------------------
Hartford Small Cap Value HLS Fund                 05/01/1998           -16.30%            N/A     N/A              6.38%
------------------------------------------------------------------------------------------------------------------------
Hartford Stock HLS Fund                           08/31/1977           -25.26%          -1.58%   7.81%              N/A
------------------------------------------------------------------------------------------------------------------------
Hartford U.S. Government Securities HLS Fund      03/24/1987             9.25%           5.84%   5.35%              N/A
------------------------------------------------------------------------------------------------------------------------
Hartford Value Opportunities HLS Fund             05/01/1996           -25.96%          -0.65%    N/A              4.26%
------------------------------------------------------------------------------------------------------------------------

FORTIS BENEFITS INSURANCE COMPANY                                              7
--------------------------------------------------------------------------------


   YIELD AND EFFECTIVE YIELD FOR THE SEVEN-DAY PERIOD ENDED DECEMBER 31, 2002



SUB-ACCOUNT                                                       YIELD       EFFECTIVE YIELD
---------------------------------------------------------------------------------------------
Hartford Money Market HLS Fund                                        -0.30%          -0.30%
---------------------------------------------------------------------------------------------



        YIELD QUOTATION BASED ON A 30-DAY PERIOD ENDED DECEMBER 31, 2002



SUB-ACCOUNT                                                     YIELD
---------------------------------------------------------------------
Hartford U.S. Government Securities HLS Fund                    1.28%
---------------------------------------------------------------------
Hartford Bond HLS Fund                                          4.42%
---------------------------------------------------------------------
Hartford Multisector Bond HLS Fund                              3.61%
---------------------------------------------------------------------
Hartford High Yield HLS Fund                                    7.73%
---------------------------------------------------------------------

 INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------
TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
FORTIS BENEFITS INSURANCE COMPANY
SEPARATE ACCOUNT D

We have audited the accompanying statement of assets and liabilities, of Fortis Benefits Insurance Company, ("the Company"), Separate Account D, comprising the AIM V.I. International Growth Fund, AIM V.I. Premier Equity Fund, Alliance International Portfolio, Alliance Money Market Portfolio, Alliance Premier Growth Portfolio, American Century VP Balanced Fund, American Century VP Capital Appreciation Fund, Federated American Leaders Fund II, Federated Capital Appreciation Fund II, Federated Equity Income Fund II, Federated Fund for U.S. Government Securities Fund II, Federated Growth Strategies Fund II, Federated High Income Bond Fund II, Federated International Equity Fund II, Federated International Small Company Fund II, Federated Prime Money Fund II, Federated Quality Bond Fund II, Federated Total Return Bond Fund II, Federated Utility Fund II, Hartford Advisers HLS Fund, Hartford American Leaders HLS Fund, Hartford Blue Chip Stock HLS Fund, Hartford Blue Chip Stock II HLS Fund, Hartford Bond HLS Fund, Hartford Capital Opportunities HLS Fund, Hartford Global Equity HLS Fund, Hartford Global Leaders HLS Fund, Hartford Growth and Income HLS Fund, Hartford Growth Opportunities HLS Fund, Hartford High Yield HLS Fund, Hartford Index HLS Fund, Hartford International Stock HLS Fund, Hartford International Stock II HLS Fund, Hartford Investors Growth HLS Fund, Hartford Large Cap Growth HLS Fund, Hartford Mid Cap Stock HLS Fund, Hartford Money Market HLS Fund, Hartford Multisector Bond HLS Fund, Hartford Small Cap Value HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford U.S. Government Securities HLS Fund, Hartford Value Opportunities HLS Fund, ING VP Emerging Markets Fund, ING VP Natural Resource Trust, INVESCO Health Sciences Fund, INVESCO Technology Fund, INVESCO Equity Fund, Kelmoore Strategy Variable Eagle Fund, Kelmoore Strategy Variable Fund, MFS Emerging Growth Series, MFS High Income Series, MFS Strategic Income Series, Montgomery Variable Series: Emerging Markets Fund, Neuberger Berman AMT Limited Maturity Bond Portfolio, Neuberger Berman AMT Partners Portfolio, SAFECO Equity Portfolio, SAFECO Growth Opportunities Portfolio, Scudder International Portfolio, The Strong Discovery Fund II, The Strong International Stock Fund II, The Strong Mid Cap Growth Fund II, Van Eck Worldwide Bond Fund, Van Eck Worldwide Hard Assets Fund, Wells Fargo Asset Allocation Fund, Wells Fargo Corporate Bond Fund, Wells Fargo Equity Income Fund, Wells Fargo Equity Value Fund, Wells Fargo Growth Fund, Wells Fargo International Equity Fund, Wells Fargo Large Company Growth Fund, and the Wells Fargo Small Cap Growth Fund, as of December 31, 2002, and the related statements of operations and statements of changes in net assets for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit. The statement of changes in net assets and financial highlights included in footnote 6 for the year ended December 31, 2001 were audited by other auditors whose report, dated February 22, 2002, expressed an unqualified opinion on that statement and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2002 by correspondence with investment companies; where replies were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting the Fortis Benefits Insurance Company Separate Account D as of December 31, 2002, the results of their operations, and the changes in their net assets for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Hartford, Connecticut
February 28, 2003

_____________________________________ SA-1 _____________________________________

COPY -- THIS REPORT HAS NOT BEEN RE-ISSUED BY ARTHUR ANDERSEN LLP

 REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------
TO FORTIS BENEFITS LIFE INSURANCE COMPANY
VARIABLE ACCOUNT D AND TO THE
OWNERS OF UNITS OF INTEREST THEREIN:

We have audited the accompanying statements of assets and liabilities of Fortis Benefits Life Insurance Company Variable Account D (Fortis Series Fund, Inc. Growth Stock, U.S. Government Securities, Money Market, Asset Allocation, Diversified Income, Global Growth, Aggressive Growth, Growth & Income, High Yield, International Stock II, Multisector Bond, International Stock, Value, S&P 500 Index, Blue Chip, Mid Cap Stock, Large Cap Growth, Small Cap Value, Global Equity, Investors Growth, Blue Chip II, Capital Opportunities, American Leaders Subaccounts; the AIM Value and International Equity; the Alliance Variable Product Money Market, International, and Premier Growth subaccounts; the American Century Investments VP Balanced and Capital Appreciation Subaccounts; the Federated Insurance Series U.S. Government Securities Fund II, High Income Fund II, Utility II, American Leader II, Equity Income II, Growth Strategies II, International Equity II, Prime Money, Strategic Income II, Small Cap Strategies II, Quality Bond II, Large Cap II and International Small Co. II Subaccounts; INVESCO, Inc. Health & Sciences, Industrial Income and Technology Subaccounts; the MFS Variable Insurance Trust Emerging Growth, High Income and World Government Subaccounts; the Montgomery Variable Funds Emerging Markets and Growth Subaccounts; the Neuberger & Berman, Inc. AMT Limited Maturity Bond and AMT Partners Subaccounts; the Pilgrim Funds (formerly Lexington Funds, Inc.) Natural Resources Trust and Emerging Markets Subaccounts; SAFECO RST Growth and Equity Subaccounts; the Strong Variable Annuity Funds Discovery II, International Stock II and Mid Cap Growth II Subaccounts; the Van Eck Hard Assets and Worldwide Insurance Trust Bond; the Wells Fargo Variable Trust Large Cap, Corporate Bond, Small Cap Stock, Income Equity, Growth, Equity Value, Asset Allocation, Money Market Subaccounts; the Scudder International; and the Kelmoore Strategy Funds Variable and Variable Eagle Subaccounts (collectively, the Account), as of December 31, 2001, and the related statements of operations and the statement of changes in net assets for the year then ended. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audit. The financial statements of Fortis Benefits Insurance Company Variable Account D as of December 31, 2000, were audited by other auditors whose report dated April 6, 2001, expressed unqualified opinions on those statements.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Account as of December 31, 2001, and the results of its' operations and the changes in its' net assets for the periods presented in conformity with accounting principles generally accepted in the United States.

Arthur Andersen LLP
Hartford, Connecticut
March 20, 2002

_____________________________________ SA-2 _____________________________________

                      (This page intentionally left blank)

 SEPARATE ACCOUNT D
--------------------------------------------------------------------------------
FORTIS BENEFITS INSURANCE COMPANY
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002

                              AIM V.I.         AIM V.I.        ALLIANCE
                            INTERNATIONAL       PREMIER      INTERNATIONAL
                             GROWTH FUND      EQUITY FUND      PORTFOLIO
                           SUB-ACCOUNT (A)  SUB-ACCOUNT (B)   SUB-ACCOUNT
                           ---------------  ---------------  -------------
ASSETS
  Investments
    Number of Shares.....       231,798           732,197        135,639
                             ==========       ===========     ==========
    Cost.................    $3,567,379       $15,041,236     $1,487,998
                             ==========       ===========     ==========
    Market Value.........    $2,895,163       $11,876,233     $1,342,823
  Due from Hartford Life
   Insurance Company.....       --                 20,265            109
  Receivable from fund
   shares sold...........         7,225          --              --
  Other assets...........       --                     24              7
                             ----------       -----------     ----------
  Total Assets...........     2,902,388        11,896,522      1,342,939
                             ----------       -----------     ----------
LIABILITIES
  Due to Hartford Life
   Insurance Company.....         7,225          --              --
  Payable for fund shares
   purchased.............       --                 20,265            109
  Other liabilities......       --               --              --
                             ----------       -----------     ----------
  Total Liabilities......         7,225            20,265            109
                             ----------       -----------     ----------
NET ASSETS
  For Variable Life
   Contract
   Liabilities...........    $2,895,163       $11,876,257     $1,342,830
                             ==========       ===========     ==========

(a) Formerly AIM V.I. International Equity Fund Sub-Account. Change effective May 1, 2002.
(b)  Formerly AIM V.I. Value Fund Sub-Account. Change effective May 1, 2002.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-4 _____________________________________

                                                          AMERICAN        AMERICAN                              FEDERATED
                             ALLIANCE       ALLIANCE       CENTURY         CENTURY           FEDERATED           CAPITAL
                           MONEY MARKET  PREMIER GROWTH  VP BALANCED     VP CAPITAL           AMERICAN        APPRECIATION
                            PORTFOLIO      PORTFOLIO        FUND      APPRECIATION FUND   LEADERS FUND II        FUND II
                           SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT        SUB-ACCOUNT      SUB-ACCOUNT (C)
                           ------------  --------------  -----------  -----------------  ------------------  ---------------
ASSETS
  Investments
    Number of Shares.....   16,750,712        195,164       255,660         87,159            4,127,093          1,972,370
                           ===========     ==========    ==========       ========          ===========        ===========
    Cost.................  $16,750,712     $4,240,792    $1,605,035       $640,702          $77,669,483        $10,204,867
                           ===========     ==========    ==========       ========          ===========        ===========
    Market Value.........  $16,750,712     $3,405,609    $1,485,385       $515,112          $62,773,087        $ 8,737,598
  Due from Hartford Life
   Insurance Company.....      --             --             --            --                  --                 --
  Receivable from fund
   shares sold...........      570,244          2,492        --            --                    43,176              2,526
  Other assets...........           61             22        --                 16             --                        1
                           -----------     ----------    ----------       --------          -----------        -----------
  Total Assets...........   17,321,017      3,408,123     1,485,385        515,128           62,816,263          8,740,125
                           -----------     ----------    ----------       --------          -----------        -----------
LIABILITIES
  Due to Hartford Life
   Insurance Company.....      570,244          2,492            18              6               43,176              2,526
  Payable for fund shares
   purchased.............      --             --             --            --                  --                 --
  Other liabilities......      --             --             --            --                        12           --
                           -----------     ----------    ----------       --------          -----------        -----------
  Total Liabilities......      570,244          2,492            18              6               43,188              2,526
                           -----------     ----------    ----------       --------          -----------        -----------
NET ASSETS
  For Variable Life
   Contract
   Liabilities...........  $16,750,773     $3,405,631    $1,485,367       $515,122          $62,773,075        $ 8,737,599
                           ===========     ==========    ==========       ========          ===========        ===========


                             FEDERATED
                               EQUITY
                           INCOME FUND II
                            SUB-ACCOUNT
                           --------------
ASSETS
  Investments
    Number of Shares.....     3,547,496
                            ===========
    Cost.................   $41,612,246
                            ===========
    Market Value.........   $34,517,131
  Due from Hartford Life
   Insurance Company.....       --
  Receivable from fund
   shares sold...........        17,548
  Other assets...........       --
                            -----------
  Total Assets...........    34,534,679
                            -----------
LIABILITIES
  Due to Hartford Life
   Insurance Company.....        17,548
  Payable for fund shares
   purchased.............       --
  Other liabilities......            22
                            -----------
  Total Liabilities......        17,570
                            -----------
NET ASSETS
  For Variable Life
   Contract
   Liabilities...........   $34,517,109
                            ===========

(c) Formerly Federated Insurance Series - Large Cap II Fund. Change effective April 26, 2002.

_____________________________________ SA-5 _____________________________________

 SEPARATE ACCOUNT D
--------------------------------------------------------------------------------
FORTIS BENEFITS INSURANCE COMPANY
STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2002

                               FEDERATED
                             FUND FOR U.S.         FEDERATED        FEDERATED
                               GOVERNMENT            GROWTH        HIGH INCOME
                           SECURITIES FUND II  STRATEGIES FUND II  BOND FUND II
                              SUB-ACCOUNT         SUB-ACCOUNT      SUB-ACCOUNT
                           ------------------  ------------------  ------------
ASSETS
  Investments
    Number of Shares.....         960,371           1,850,162        1,578,721
                              ===========         ===========      ===========
    Cost.................     $10,883,220         $30,784,782      $11,440,768
                              ===========         ===========      ===========
    Market Value.........     $11,505,249         $24,052,108      $11,177,344
  Due from Hartford Life
   Insurance Company.....        --                     6,098          --
  Receivable from fund
   shares sold...........          28,177            --                  3,908
  Other assets...........               1                   5          --
                              -----------         -----------      -----------
  Total Assets...........      11,533,427          24,058,211       11,181,252
                              -----------         -----------      -----------
LIABILITIES
  Due to Hartford Life
   Insurance Company.....          28,177            --                  3,908
  Payable for fund shares
   purchased.............        --                     6,098          --
  Other liabilities......        --                  --                      6
                              -----------         -----------      -----------
  Total Liabilities......          28,177               6,098            3,914
                              -----------         -----------      -----------
NET ASSETS
  For Variable Life
   Contract
   Liabilities...........     $11,505,250         $24,052,113      $11,177,338
                              ===========         ===========      ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-6 _____________________________________

                                             FEDERATED
                             FEDERATED     INTERNATIONAL   FEDERATED    FEDERATED       FEDERATED
                           INTERNATIONAL   SMALL COMPANY  PRIME MONEY  QUALITY BOND   TOTAL RETURN       FEDERATED
                           EQUITY FUND II     FUND II       FUND II      FUND II      BOND FUND II    UTILITY FUND II
                            SUB-ACCOUNT     SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT (D)    SUB-ACCOUNT
                           --------------  -------------  -----------  ------------  ---------------  ---------------
ASSETS
  Investments
    Number of Shares.....     1,038,637        192,668     5,247,245       272,109        466,875          641,706
                            ===========     ==========    ==========    ==========     ==========       ==========
    Cost.................   $11,747,810     $1,094,352    $5,247,246    $2,990,066     $4,575,462       $5,932,644
                            ===========     ==========    ==========    ==========     ==========       ==========
    Market Value.........   $ 9,129,621     $  882,421    $5,247,245    $3,186,391     $4,640,733       $4,825,629
  Due from Hartford Life
   Insurance Company.....       --             --              2,347       --             --                   141
  Receivable from fund
   shares sold...........         2,022        --             --             4,563          1,846          --
  Other assets...........       --                   4            17             1              2                9
                            -----------     ----------    ----------    ----------     ----------       ----------
  Total Assets...........     9,131,643        882,425     5,249,609     3,190,955      4,642,581        4,825,779
                            -----------     ----------    ----------    ----------     ----------       ----------
LIABILITIES
  Due to Hartford Life
   Insurance Company.....         2,022             31        --             4,563          1,846          --
  Payable for fund shares
   purchased.............       --             --              2,347       --             --                   141
  Other liabilities......             5        --             --           --             --               --
                            -----------     ----------    ----------    ----------     ----------       ----------
  Total Liabilities......         2,027             31         2,347         4,563          1,846              141
                            -----------     ----------    ----------    ----------     ----------       ----------
NET ASSETS
  For Variable Life
   Contract
   Liabilities...........   $ 9,129,616     $  882,394    $5,247,262    $3,186,392     $4,640,735       $4,825,638
                            ===========     ==========    ==========    ==========     ==========       ==========


                              HARTFORD
                              ADVISERS
                              HLS FUND
                            SUB-ACCOUNT
                           --------------
ASSETS
  Investments
    Number of Shares.....     15,734,084
                            ============
    Cost.................   $350,486,744
                            ============
    Market Value.........   $308,276,637
  Due from Hartford Life
   Insurance Company.....       --
  Receivable from fund
   shares sold...........        262,438
  Other assets...........            407
                            ------------
  Total Assets...........    308,539,482
                            ------------
LIABILITIES
  Due to Hartford Life
   Insurance Company.....        262,442
  Payable for fund shares
   purchased.............       --
  Other liabilities......       --
                            ------------
  Total Liabilities......        262,442
                            ------------
NET ASSETS
  For Variable Life
   Contract
   Liabilities...........   $308,277,040
                            ============

(d) Formerly Federated Insurance Series - Strategic Income II Fund. Change effective April 26, 2002.

_____________________________________ SA-7 _____________________________________

 SEPARATE ACCOUNT D
--------------------------------------------------------------------------------
FORTIS BENEFITS INSURANCE COMPANY
STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2002

                               HARTFORD         HARTFORD            HARTFORD
                           AMERICAN LEADERS     BLUE CHIP          BLUE CHIP
                               HLS FUND      STOCK HLS FUND    STOCK II HLS FUND
                           SUB-ACCOUNT (E)   SUB-ACCOUNT (F)    SUB-ACCOUNT (G)
                           ----------------  ---------------  --------------------
ASSETS
  Investments
    Number of Shares.....      1,135,742         8,739,918          2,035,660
                             ===========      ============        ===========
    Cost.................    $11,483,776      $135,155,274        $13,025,523
                             ===========      ============        ===========
    Market Value.........    $ 9,244,599      $111,014,442        $10,645,688
  Due from Hartford Life
   Insurance Company.....       --                --                   41,451
  Receivable from fund
   shares sold...........         59,567            37,298          --
  Other assets...........              2          --                --
                             -----------      ------------        -----------
  Total Assets...........      9,304,168       111,051,740         10,687,139
                             -----------      ------------        -----------
LIABILITIES
  Due to Hartford Life
   Insurance Company.....         59,567            37,298          --
  Payable for fund shares
   purchased.............       --                --                   41,452
  Other liabilities......       --                       9          --
                             -----------      ------------        -----------
  Total Liabilities......         59,567            37,307             41,452
                             -----------      ------------        -----------
NET ASSETS
  For Variable Life
   Contract
   Liabilities...........    $ 9,244,601      $111,014,433        $10,645,687
                             ===========      ============        ===========

(e) Formerly Fortis Series Fund - American Leaders Series. Change effective April 15, 2002.
(f) Formerly Fortis Series Fund - Blue Chip Stock Series. Change effective April 15, 2002.
(g) Formerly Fortis Series Fund - Blue Chip Stock II Series. Change effective April 15, 2002.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-8 _____________________________________

                                          HARTFORD CAPITAL     HARTFORD         HARTFORD         HARTFORD       HARTFORD GROWTH
                             HARTFORD      OPPORTUNITIES     GLOBAL EQUITY   GLOBAL LEADERS  GROWTH AND INCOME   OPPORTUNITIES
                           BOND HLS FUND      HLS FUND         HLS FUND         HLS FUND         HLS FUND          HLS FUND
                            SUB-ACCOUNT   SUB-ACCOUNT (H)   SUB-ACCOUNT (I)   SUB-ACCOUNT       SUB-ACCOUNT     SUB-ACCOUNT (J)
                           -------------  ----------------  ---------------  --------------  -----------------  ---------------
ASSETS
  Investments
    Number of Shares.....     7,073,810       2,120,142          642,013        10,072,189       11,608,546        17,542,574
                            ===========     ===========       ==========      ============     ============      ============
    Cost.................   $82,405,042     $13,741,008       $5,544,930      $142,877,758     $125,320,377      $369,341,121
                            ===========     ===========       ==========      ============     ============      ============
    Market Value.........   $84,550,182     $10,792,370       $4,852,460      $115,830,902     $102,133,741      $287,615,770
  Due from Hartford Life
   Insurance Company.....       --               92,076          --               --                  7,778          --
  Receivable from fund
   shares sold...........       254,168        --                 19,943           158,439         --                  19,047
  Other assets...........       --             --                --               --               --                     348
                            -----------     -----------       ----------      ------------     ------------      ------------
  Total Assets...........    84,804,350      10,884,446        4,872,403       115,989,341      102,141,519       287,635,165
                            -----------     -----------       ----------      ------------     ------------      ------------
LIABILITIES
  Due to Hartford Life
   Insurance Company.....       254,168        --                 19,943           158,440         --                  19,047
  Payable for fund shares
   purchased.............       --               92,076          --               --                  7,778          --
  Other liabilities......           112               2                3                44               43          --
                            -----------     -----------       ----------      ------------     ------------      ------------
  Total Liabilities......       254,280          92,078           19,946           158,484            7,821            19,047
                            -----------     -----------       ----------      ------------     ------------      ------------
NET ASSETS
  For Variable Life
   Contract
   Liabilities...........   $84,550,070     $10,792,368       $4,852,457      $115,830,857     $102,133,698      $287,616,118
                            ===========     ===========       ==========      ============     ============      ============

                             HARTFORD
                            HIGH YIELD
                             HLS FUND
                           SUB-ACCOUNT
                           ------------
ASSETS
  Investments
    Number of Shares.....    3,639,408
                           ===========
    Cost.................  $34,087,587
                           ===========
    Market Value.........  $30,890,059
  Due from Hartford Life
   Insurance Company.....      --
  Receivable from fund
   shares sold...........       86,640
  Other assets...........      --
                           -----------
  Total Assets...........   30,976,699
                           -----------
LIABILITIES
  Due to Hartford Life
   Insurance Company.....       86,640
  Payable for fund shares
   purchased.............      --
  Other liabilities......           18
                           -----------
  Total Liabilities......       86,658
                           -----------
NET ASSETS
  For Variable Life
   Contract
   Liabilities...........  $30,890,041
                           ===========

(h) Formerly Fortis Series Fund - Capital Opportunities Series. Change effective April 15, 2002.
(i) Formerly Fortis Series Fund - Global Equity Series. Change effective April 15, 2002.
(j) Formerly Fortis Series Fund - Growth Stock Series. Change effective March 18, 2002.

_____________________________________ SA-9 _____________________________________

 SEPARATE ACCOUNT D
--------------------------------------------------------------------------------
FORTIS BENEFITS INSURANCE COMPANY
STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2002

                                              HARTFORD            HARTFORD
                           HARTFORD INDEX   INTERNATIONAL      INTERNATIONAL
                              HLS FUND     STOCK HLS FUND    STOCK II HLS FUND
                            SUB-ACCOUNT    SUB-ACCOUNT (K)    SUB-ACCOUNT (L)
                           --------------  ---------------  --------------------
ASSETS
  Investments
    Number of Shares.....      6,310,583       5,727,173          2,311,138
                            ============     ===========        ===========
    Cost.................   $189,973,367     $62,775,540        $20,517,647
                            ============     ===========        ===========
    Market Value.........   $148,029,082     $53,440,248        $16,585,192
  Due from Hartford Life
   Insurance Company.....       --              --                    1,686
  Receivable from fund
   shares sold...........        149,020         184,219          --
  Other assets...........             12              22          --
                            ------------     -----------        -----------
  Total Assets...........    148,178,114      53,624,489         16,586,878
                            ------------     -----------        -----------
LIABILITIES
  Due to Hartford Life
   Insurance Company.....        149,020         184,219          --
  Payable for fund shares
   purchased.............       --              --                    1,686
  Other liabilities......       --              --                       11
                            ------------     -----------        -----------
  Total Liabilities......        149,020         184,219              1,697
                            ------------     -----------        -----------
NET ASSETS
  For Variable Life
   Contract
   Liabilities...........   $148,029,094     $53,440,270        $16,585,181
                            ============     ===========        ===========

(k) Formerly Fortis Series Fund - International Stock Series. Change effective April 15, 2002.
(l) Formerly Fortis Series Fund - International Stock II Series. Change effective April 15, 2002.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-10 ____________________________________

                               HARTFORD          HARTFORD         HARTFORD        HARTFORD       HARTFORD         HARTFORD
                           INVESTORS GROWTH  LARGE CAP GROWTH   MID CAP STOCK   MONEY MARKET    MULTISECTOR    SMALL CAP VALUE
                               HLS FUND          HLS FUND         HLS FUND        HLS FUND     BOND HLS FUND      HLS FUND
                           SUB-ACCOUNT (M)   SUB-ACCOUNT (N)   SUB-ACCOUNT (O)  SUB-ACCOUNT   SUB-ACCOUNT (P)  SUB-ACCOUNT (Q)
                           ----------------  ----------------  ---------------  ------------  ---------------  ---------------
ASSETS
  Investments
    Number of Shares.....      1,469,828         5,361,418         3,704,924     99,063,934       2,162,500        5,804,004
                              ==========       ===========       ===========    ===========     ===========      ===========
    Cost.................     $9,293,519       $46,606,743       $38,931,124    $99,063,934     $22,624,505      $78,290,599
                              ==========       ===========       ===========    ===========     ===========      ===========
    Market Value.........     $7,444,237       $37,322,436       $31,733,415    $99,063,934     $23,463,772      $63,135,374
  Due from Hartford Life
   Insurance Company.....         27,307           188,339          --              447,606        --               --
  Receivable from fund
   shares sold...........       --                --                 128,000        --              205,962          156,969
  Other assets...........       --                --                       3            419        --               --
                              ----------       -----------       -----------    -----------     -----------      -----------
  Total Assets...........      7,471,544        37,510,775        31,861,418     99,511,959      23,669,734       63,292,343
                              ----------       -----------       -----------    -----------     -----------      -----------
LIABILITIES
  Due to Hartford Life
   Insurance Company.....       --                --                 128,000        --              205,962          156,969
  Payable for fund shares
   purchased.............         27,307           188,339          --              447,606        --               --
  Other liabilities......              4                 4          --              --                    3               21
                              ----------       -----------       -----------    -----------     -----------      -----------
  Total Liabilities......         27,311           188,343           128,000        447,606         205,965          156,990
                              ----------       -----------       -----------    -----------     -----------      -----------
NET ASSETS
  For Variable Life
   Contract
   Liabilities...........     $7,444,233       $37,322,432       $31,733,418    $99,064,353     $23,463,769      $63,135,353
                              ==========       ===========       ===========    ===========     ===========      ===========

                               HARTFORD
                           SMALL CAP GROWTH
                               HLS FUND
                           SUB-ACCOUNT (R)
                           ----------------
ASSETS
  Investments
    Number of Shares.....       8,609,153
                             ============
    Cost.................    $129,191,986
                             ============
    Market Value.........    $100,702,118
  Due from Hartford Life
   Insurance Company.....         185,803
  Receivable from fund
   shares sold...........        --
  Other assets...........              35
                             ------------
  Total Assets...........     100,887,956
                             ------------
LIABILITIES
  Due to Hartford Life
   Insurance Company.....        --
  Payable for fund shares
   purchased.............         185,803
  Other liabilities......        --
                             ------------
  Total Liabilities......         185,803
                             ------------
NET ASSETS
  For Variable Life
   Contract
   Liabilities...........    $100,702,153
                             ============

(m) Formerly Fortis Series Fund - Investors Growth Stock Series. Change effective April 15, 2002.
(n) Formerly Fortis Series Fund - Large Cap Growth Series. Change effective April 15, 2002.
(o) Formerly Fortis Series Fund - Mid Cap Stock Series. Change effective April 15, 2002.
(p) Formerly Fortis Series Fund - Multisector Bond Series. Change effective April 15, 2002.
(q) Formerly Fortis Series Fund - Small Cap Value Series. Change effective April 15, 2002.
(r) Formerly Fortis Series Fund - Aggressive Growth Series. Change effective March 18, 2002.

_____________________________________ SA-11 ____________________________________

 SEPARATE ACCOUNT D
--------------------------------------------------------------------------------
FORTIS BENEFITS INSURANCE COMPANY
STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2002

                                HARTFORD        HARTFORD VALUE       ING VP
                             U.S. GOVERNMENT     OPPORTUNITIES      EMERGING
                           SECURITIES HLS FUND     HLS FUND       MARKETS FUND
                             SUB-ACCOUNT (S)    SUB-ACCOUNT (T)  SUB-ACCOUNT (U)
                           -------------------  ---------------  ---------------
ASSETS
  Investments
    Number of Shares.....       17,147,925          5,570,150          5,673
                              ============        ===========        =======
    Cost.................     $181,897,443        $74,420,648        $29,298
                              ============        ===========        =======
    Market Value.........     $194,769,564        $60,492,386        $25,359
  Due from Hartford Life
   Insurance Company.....        --                    18,876        --
  Receivable from fund
   shares sold...........          501,824           --              --
  Other assets...........        --                  --                    1
                              ------------        -----------        -------
  Total Assets...........      195,271,388         60,511,262         25,360
                              ------------        -----------        -------
LIABILITIES
  Due to Hartford Life
   Insurance Company.....          501,824           --                    4
  Payable for fund shares
   purchased.............        --                    18,876        --
  Other liabilities......               46                 11        --
                              ------------        -----------        -------
  Total Liabilities......          501,870             18,887              4
                              ------------        -----------        -------
NET ASSETS
  For Variable Life
   Contract
   Liabilities...........     $194,769,518        $60,492,375        $25,356
                              ============        ===========        =======

(s) Formerly Fortis Series Fund - U.S. Gov't Securities Series. Change effective March 18, 2002.
(t)  Formerly Fortis Series Fund - Value Series. Change effective March 18,
     2002.
(u)  Formerly Pilgrim Emerging Markets Fund. Change effective May 1, 2002.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-12 ____________________________________

                               ING VP          INVESCO                                           KELMOORE         KELMOORE
                               NATURAL         HEALTH          INVESCO          INVESCO      STRATEGY VARIABLE    STRATEGY
                           RESOURCES TRUST  SCIENCES FUND  TECHNOLOGY FUND    EQUITY FUND       EAGLE FUND      VARIABLE FUND
                           SUB-ACCOUNT (V)   SUB-ACCOUNT     SUB-ACCOUNT    SUB-ACCOUNT (W)     SUB-ACCOUNT      SUB-ACCOUNT
                           ---------------  -------------  ---------------  ---------------  -----------------  -------------
ASSETS
  Investments
    Number of Shares.....        8,734          154,085         269,411          136,032           458,243          745,261
                              ========       ==========      ==========       ==========        ==========       ==========
    Cost.................     $121,496       $2,507,122      $3,281,107       $2,472,183        $2,218,320       $6,380,844
                              ========       ==========      ==========       ==========        ==========       ==========
    Market Value.........     $105,861       $2,118,669      $2,201,085       $2,009,193        $1,942,951       $5,365,876
  Due from Hartford Life
   Insurance Company.....      --               --                4,137          --                  8,604          --
  Receivable from fund
   shares sold...........      --                   265         --                 7,725          --                  8,869
  Other assets...........      --               --              --                     4                 4                5
                              --------       ----------      ----------       ----------        ----------       ----------
  Total Assets...........      105,861        2,118,934       2,205,222        2,016,922         1,951,559        5,374,750
                              --------       ----------      ----------       ----------        ----------       ----------
LIABILITIES
  Due to Hartford Life
   Insurance Company.....           39              265         --                 7,725          --                  8,869
  Payable for fund shares
   purchased.............      --               --                4,137          --                  8,604          --
  Other liabilities......      --                     4               1          --               --                --
                              --------       ----------      ----------       ----------        ----------       ----------
  Total Liabilities......           39              269           4,138            7,725             8,604            8,869
                              --------       ----------      ----------       ----------        ----------       ----------
NET ASSETS
  For Variable Life
   Contract
   Liabilities...........     $105,822       $2,118,665      $2,201,084       $2,009,197        $1,942,955       $5,365,881
                              ========       ==========      ==========       ==========        ==========       ==========


                           MFS EMERGING
                           GROWTH SERIES
                            SUB-ACCOUNT
                           -------------
ASSETS
  Investments
    Number of Shares.....      570,619
                            ==========
    Cost.................   $8,760,640
                            ==========
    Market Value.........   $6,796,066
  Due from Hartford Life
   Insurance Company.....       36,776
  Receivable from fund
   shares sold...........      --
  Other assets...........            5
                            ----------
  Total Assets...........    6,832,847
                            ----------
LIABILITIES
  Due to Hartford Life
   Insurance Company.....      --
  Payable for fund shares
   purchased.............       36,776
  Other liabilities......      --
                            ----------
  Total Liabilities......       36,776
                            ----------
NET ASSETS
  For Variable Life
   Contract
   Liabilities...........   $6,796,071
                            ==========

(v)  Formerly Pilgrim Natural Resources Fund. Change effective May 1, 2002.
(w)  Formerly INVESCO Industrial Income Portfolio. Change effective May 1, 2002.

_____________________________________ SA-13 ____________________________________

 SEPARATE ACCOUNT D
--------------------------------------------------------------------------------
FORTIS BENEFITS INSURANCE COMPANY
STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2002

                                                              MONTGOMERY
                                                           VARIABLE SERIES:
                             MFS HIGH      MFS STRATEGIC       EMERGING
                           INCOME SERIES   INCOME SERIES     MARKETS FUND
                            SUB-ACCOUNT   SUB-ACCOUNT (X)    SUB-ACCOUNT
                           -------------  ---------------  ----------------
ASSETS
  Investments
    Number of Shares.....      668,242          4,727           122,473
                            ==========        =======          ========
    Cost.................   $5,876,615        $46,699          $996,932
                            ==========        =======          ========
    Market Value.........   $5,893,890        $49,771          $797,300
  Due from Hartford Life
   Insurance Company.....      --             --                --
  Receivable from fund
   shares sold...........       46,187        --                --
  Other assets...........      --             --                      4
                            ----------        -------          --------
  Total Assets...........    5,940,077         49,771           797,304
                            ----------        -------          --------
LIABILITIES
  Due to Hartford Life
   Insurance Company.....       46,187              9                49
  Payable for fund shares
   purchased.............      --             --                --
  Other liabilities......      --                   1           --
                            ----------        -------          --------
  Total Liabilities......       46,187             10                49
                            ----------        -------          --------
NET ASSETS
  For Variable Life
   Contract
   Liabilities...........   $5,893,890        $49,761          $797,255
                            ==========        =======          ========

(x)  Formerly MFS - VIT World Government Series. Change effective October 31,
     2002.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-14 ____________________________________

                           NEUBERGER BERMAN
                             AMT LIMITED     NEUBERGER BERMAN                 SAFECO GROWTH     SCUDDER       THE STRONG
                            MATURITY BOND      AMT PARTNERS    SAFECO EQUITY  OPPORTUNITIES  INTERNATIONAL     MID CAP
                              PORTFOLIO         PORTFOLIO        PORTFOLIO      PORTFOLIO      PORTFOLIO    GROWTH FUND II
                             SUB-ACCOUNT       SUB-ACCOUNT      SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT
                           ----------------  ----------------  -------------  -------------  -------------  --------------
ASSETS
  Investments
    Number of Shares.....        73,243             83,956         100,797        176,099        336,344         37,309
                               ========         ==========      ==========     ==========     ==========       ========
    Cost.................      $952,691         $1,243,974      $2,271,749     $3,465,557     $2,670,308       $414,506
                               ========         ==========      ==========     ==========     ==========       ========
    Market Value.........      $988,781         $  957,102      $1,821,394     $2,394,951     $2,192,965       $381,675
  Due from Hartford Life
   Insurance Company.....       --                --               --               1,122        --             --
  Receivable from fund
   shares sold...........           497           --               --             --               1,230            238
  Other assets...........       --                       4               6        --                   9              2
                               --------         ----------      ----------     ----------     ----------       --------
  Total Assets...........       989,278            957,106       1,821,400      2,396,073      2,194,204        381,915
                               --------         ----------      ----------     ----------     ----------       --------
LIABILITIES
  Due to Hartford Life
   Insurance Company.....           497                 12              22        --               1,230            238
  Payable for fund shares
   purchased.............       --                --               --               1,122        --             --
  Other liabilities......             1           --               --                   2        --             --
                               --------         ----------      ----------     ----------     ----------       --------
  Total Liabilities......           498                 12              22          1,124          1,230            238
                               --------         ----------      ----------     ----------     ----------       --------
NET ASSETS
  For Variable Life
   Contract
   Liabilities...........      $988,780         $  957,094      $1,821,378     $2,394,949     $2,192,974       $381,677
                               ========         ==========      ==========     ==========     ==========       ========


                             VAN ECK
                            WORLDWIDE
                            BOND FUND
                           SUB-ACCOUNT
                           -----------
ASSETS
  Investments
    Number of Shares.....     34,755
                            ========
    Cost.................   $362,890
                            ========
    Market Value.........   $398,291
  Due from Hartford Life
   Insurance Company.....     --
  Receivable from fund
   shares sold...........     --
  Other assets...........     --
                            --------
  Total Assets...........    398,291
                            --------
LIABILITIES
  Due to Hartford Life
   Insurance Company.....         72
  Payable for fund shares
   purchased.............     --
  Other liabilities......          3
                            --------
  Total Liabilities......         75
                            --------
NET ASSETS
  For Variable Life
   Contract
   Liabilities...........   $398,216
                            ========

_____________________________________ SA-15 ____________________________________

 SEPARATE ACCOUNT D
--------------------------------------------------------------------------------
FORTIS BENEFITS INSURANCE COMPANY
STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2002

                              VAN ECK        WELLS FARGO     WELLS FARGO
                           WORLDWIDE HARD       ASSET         CORPORATE
                            ASSETS FUND    ALLOCATION FUND    BOND FUND
                            SUB-ACCOUNT      SUB-ACCOUNT     SUB-ACCOUNT
                           --------------  ---------------  -------------
ASSETS
  Investments
    Number of Shares.....       10,106          536,875        2,406,195
                              ========       ==========      ===========
    Cost.................     $116,766       $6,359,927      $24,519,253
                              ========       ==========      ===========
    Market Value.........     $104,096       $5,588,865      $24,976,309
  Due from Hartford Life
   Insurance Company.....      --               --               --
  Receivable from fund
   shares sold...........       71,368            3,349          111,865
  Other assets...........            2          --                 3,487
                              --------       ----------      -----------
  Total Assets...........      175,466        5,592,214       25,091,661
                              --------       ----------      -----------
LIABILITIES
  Due to Hartford Life
   Insurance Company.....       71,368            3,350          111,864
  Payable for fund shares
   purchased.............      --               --               --
  Other liabilities......      --                     2          --
                              --------       ----------      -----------
  Total Liabilities......       71,368            3,352          111,864
                              --------       ----------      -----------
NET ASSETS
  For Variable Life
   Contract
   Liabilities...........     $104,098       $5,588,862      $24,979,797
                              ========       ==========      ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-16 ____________________________________

                            WELLS FARGO   WELLS FARGO                WELLS FARGO    WELLS FARGO   WELLS FARGO
                              EQUITY        EQUITY     WELLS FARGO  INTERNATIONAL  LARGE COMPANY   SMALL CAP
                            INCOME FUND   VALUE FUND   GROWTH FUND   EQUITY FUND    GROWTH FUND   GROWTH FUND
                            SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT
                           -------------  -----------  -----------  -------------  -------------  -----------
ASSETS
  Investments
    Number of Shares.....     4,162,327      122,494      31,464        14,957        3,701,924    1,107,664
                            ===========   ==========    ========      ========      ===========   ==========
    Cost.................   $64,682,560   $1,009,578    $402,705      $100,407      $31,085,059   $7,416,821
                            ===========   ==========    ========      ========      ===========   ==========
    Market Value.........   $51,279,867   $  826,836    $328,169      $ 86,300      $25,210,102   $5,372,169
  Due from Hartford Life
   Insurance Company.....       --             3,015      --            --               24,106       45,684
  Receivable from fund
   shares sold...........        89,104       --             170        --              --            --
  Other assets...........            47       --              12             5               78       --
                            -----------   ----------    --------      --------      -----------   ----------
  Total Assets...........    51,369,018      829,851     328,351        86,305       25,234,286    5,417,853
                            -----------   ----------    --------      --------      -----------   ----------
LIABILITIES
  Due to Hartford Life
   Insurance Company.....        89,104       --             170             7          --            --
  Payable for fund shares
   purchased.............       --             3,015      --            --               24,106       45,684
  Other liabilities......       --                 9      --            --              --                20
                            -----------   ----------    --------      --------      -----------   ----------
  Total Liabilities......        89,104        3,024         170             7           24,106       45,704
                            -----------   ----------    --------      --------      -----------   ----------
NET ASSETS
  For Variable Life
   Contract
   Liabilities...........   $51,279,914   $  826,827    $328,181      $ 86,298      $25,210,180   $5,372,149
                            ===========   ==========    ========      ========      ===========   ==========

_____________________________________ SA-17 ____________________________________

 SEPARATE ACCOUNT D
--------------------------------------------------------------------------------
FORTIS BENEFITS INSURANCE COMPANY
STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2002

                                                              UNITS
                                   FEES          UNIT        OWNED BY       CONTRACT
                                 (NOTE 4)      PRICE *     PARTICIPANTS    LIABILITY
                                -----------  ------------  ------------  --------------
ANNUITY CONTRACTS IN THE
 ACCUMULATION PERIOD:
AIM V.I. International Growth
 Fund.........................       1.40%    $ 6.791448       426,295   $    2,895,163
AIM V.I. Premier Equity
 Fund.........................       1.40%      7.358154     1,614,027       11,876,257
Alliance International
 Portfolio....................       0.45%      8.818909       152,267        1,342,830
Alliance Money Market
 Portfolio....................       0.45%     12.953735     1,293,123       16,750,773
Alliance Premier Growth
 Portfolio....................       0.45%     14.421067       236,157        3,405,631
American Century VP Balanced
 Fund.........................       0.45%     13.343030       111,322        1,485,367
American Century VP Capital
 Appreciation Fund............       0.45%      8.764090        58,776          515,122
Federated American Leaders
 Fund II......................       0.45%     14.419885       157,737        2,274,553
Federated American Leaders
 Fund II......................       1.20%      7.954839     3,093,651       24,609,494
Federated American Leaders
 Fund II......................       1.40%      7.891418     4,544,910       35,865,781
Federated Capital Appreciation
 Fund II......................       1.20%      4.297109       993,913        4,270,954
Federated Capital Appreciation
 Fund II......................       1.40%      4.275285     1,044,760        4,466,645
Federated Equity Income
 Fund II......................       1.20%      7.085521     1,960,650       13,892,226
Federated Equity Income
 Fund II......................       1.40%      7.029008     2,930,998       20,602,008
Federated Fund for U.S.
 Government Securities
 Fund II......................       0.45%     14.508435       248,397        3,603,850
Federated Fund for U.S.
 Government Securities
 Fund II......................       1.20%     12.284806       244,061        2,998,240
Federated Fund for U.S.
 Government Securities
 Fund II......................       1.40%     12.186867       402,331        4,903,160
Federated Growth Strategies
 Fund II......................       1.20%      7.579457     1,495,715       11,336,709
Federated Growth Strategies
 Fund II......................       1.40%      7.518986     1,689,696       12,704,797
Federated High Income Bond
 Fund II......................       1.20%      9.098164       347,006        3,157,116
Federated High Income Bond
 Fund II......................       1.40%      9.025608       670,423        6,050,979
Federated High Income Bond
 Fund II......................       0.45%     11.945703       164,850        1,969,243
Federated International Equity
 Fund II......................       1.20%      7.122571       603,310        4,297,116
Federated International Equity
 Fund II......................       1.40%      7.065757       683,933        4,832,500
Federated International Small
 Company Fund II..............       1.20%      4.671517       121,637          568,228
Federated International Small
 Company Fund II..............       1.40%      4.647809        67,595          314,166
Federated Prime Money
 Fund II......................       1.20%     11.113480       245,427        2,727,545
Federated Prime Money
 Fund II......................       1.40%     11.024924       221,649        2,443,665
Federated Prime Money
 Fund II......................       1.20%      7.847386         9,243           72,535
Federated Prime Money
 Fund II......................       1.40%      7.791086           452            3,517
Federated Quality Bond
 Fund II......................       1.20%     12.278394       110,351        1,354,936
Federated Quality Bond
 Fund II......................       1.40%     12.216190       149,920        1,831,456
Federated Total Return Bond
 Fund II......................       1.20%     12.191498       191,599        2,335,879
Federated Total Return Bond
 Fund II......................       1.40%     12.106082       190,388        2,304,856
Federated Utility Fund II.....       1.20%      5.805195       247,025        1,434,028
Federated Utility Fund II.....       1.40%      5.758902       545,226        3,139,901
Federated Utility Fund II.....       0.45%      9.178114        27,425          251,709
Hartford Advisers HLS Fund --
 Class IA.....................       1.25%      9.852516       486,552        4,793,766
Hartford Advisers HLS Fund --
 Class IA.....................       1.85%      8.847599     2,525,096       22,341,034
Hartford Advisers HLS Fund --
 Class IA.....................       1.35%      2.990023    94,000,598      281,063,950
Hartford American Leaders HLS
 Fund -- Class IA.............       1.25%      7.839732        32,327          253,433
Hartford American Leaders HLS
 Fund -- Class IA.............       1.85%      7.715214       456,017        3,518,272
Hartford American Leaders HLS
 Fund -- Class IA.............       1.35%      7.818789       699,967        5,472,896
Hartford Blue Chip Stock HLS
 Fund -- Class IA.............       1.25%      7.914933       372,972        2,952,049
Hartford Blue Chip Stock HLS
 Fund -- Class IA.............       1.85%      6.926832     1,470,287       10,184,430
Hartford Blue Chip Stock HLS
 Fund -- Class IA.............       1.35%     13.072493     7,487,321       97,877,954
Hartford Blue Chip Stock II
 HLS Fund -- Class IA.........       1.25%      4.881443        66,907          326,604

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-18 ____________________________________

                                                              UNITS
                                   FEES          UNIT        OWNED BY       CONTRACT
                                 (NOTE 4)      PRICE *     PARTICIPANTS    LIABILITY
                                -----------  ------------  ------------  --------------
Hartford Blue Chip Stock II
 HLS Fund -- Class IA.........       1.35%    $ 4.868391     1,218,958   $    5,934,362
Hartford Blue Chip Stock II
 HLS Fund -- Class IA.........       1.85%      4.803831       912,755        4,384,721
Hartford Bond HLS Fund --
 Class IA.....................       1.25%     12.179130       153,412        1,868,425
Hartford Bond HLS Fund --
 Class IA.....................       1.85%     11.968304       425,861        5,096,839
Hartford Bond HLS Fund --
 Class IA.....................       1.35%      2.421879    32,034,964       77,584,806
Hartford Capital Opportunities
 HLS Fund -- Class IA.........       1.25%      4.641965        56,380          261,713
Hartford Capital Opportunities
 HLS Fund -- Class IA.........       1.85%      4.568148       930,914        4,252,553
Hartford Capital Opportunities
 HLS Fund -- Class IA.........       1.35%      4.629555     1,356,092        6,278,102
Hartford Global Equity HLS
 Fund -- Class IA.............       1.25%      7.206686        22,177          159,824
Hartford Global Equity HLS
 Fund -- Class IA.............       1.85%      7.092206       229,016        1,624,229
Hartford Global Equity HLS
 Fund -- Class IA.............       1.35%      7.187427       426,913        3,068,404
Hartford Global Leaders HLS
 Fund -- Class IA.............       1.25%      7.214026       124,493          898,092
Hartford Global Leaders HLS
 Fund -- Class IA.............       1.85%      6.597312       924,972        6,102,330
Hartford Global Leaders HLS
 Fund -- Class IA.............       1.35%     16.178210     6,487,648      104,958,531
Hartford Global Leaders HLS
 Fund -- Class IA.............       1.40%     12.989792       295,743        3,841,638
Hartford Growth and Income HLS
 Fund -- Class IA.............       1.25%      7.663448       205,665        1,576,102
Hartford Growth and Income HLS
 Fund -- Class IA.............       1.85%      7.648015       611,762        4,678,761
Hartford Growth and Income HLS
 Fund -- Class IA.............       1.35%     16.345476     5,865,283       95,870,835
Hartford Growth Opportunities
 HLS Fund -- Class IA.........       1.25%      8.886820       245,809        2,184,458
Hartford Growth Opportunities
 HLS Fund -- Class IA.........       1.85%      7.888117     1,744,801       13,763,197
Hartford Growth Opportunities
 HLS Fund -- Class IA.........       1.35%      3.301923    79,605,075      262,849,829
Hartford Growth Opportunities
 HLS Fund -- Class IA.........       1.40%     15.924071       545,182        8,681,509
Hartford High Yield HLS
 Fund -- Class IA.............       1.25%      8.216739        58,752          482,752
Hartford High Yield HLS
 Fund -- Class IA.............       1.85%      8.497341       406,371        3,453,075
Hartford High Yield HLS
 Fund -- Class IA.............       1.35%     10.810925     2,493,239       26,954,214
Hartford Index HLS Fund --
 Class IA.....................       1.25%      7.722507       501,215        3,870,639
Hartford Index HLS Fund --
 Class IA.....................       1.85%      6.646124     1,389,538        9,235,043
Hartford Index HLS Fund --
 Class IA.....................       1.35%     13.110654     9,974,403      130,770,948
Hartford Index HLS Fund --
 Class IA.....................       0.45%     11.961142       347,163        4,152,464
Hartford International Stock
 HLS Fund -- Class IA.........       1.25%      7.150194       165,322        1,182,087
Hartford International Stock
 HLS Fund -- Class IA.........       1.85%      6.420100       975,053        6,259,939
Hartford International Stock
 HLS Fund -- Class IA.........       1.35%     11.687669     3,935,622       45,998,244
Hartford International
 Stock II HLS Fund --
 Class IA.....................       1.25%      5.773368        80,544          465,012
Hartford International
 Stock II HLS Fund --
 Class IA.....................       1.85%      5.658928       200,536        1,134,820
Hartford International
 Stock II HLS Fund --
 Class IA.....................       1.35%      9.201424     1,627,924       14,979,216
Hartford Investors Growth HLS
 Fund -- Class IA.............       1.25%      4.705879        41,027          193,069
Hartford Investors Growth HLS
 Fund -- Class IA.............       1.85%      4.631052       633,173        2,932,257
Hartford Investors Growth HLS
 Fund -- Class IA.............       1.35%      4.693288       920,231        4,318,907
Hartford Large Cap Growth HLS
 Fund -- Class IA.............       1.25%      6.854930       217,037        1,487,776
Hartford Large Cap Growth HLS
 Fund -- Class IA.............       1.35%      6.822901     4,227,456       28,843,516
Hartford Large Cap Growth HLS
 Fund -- Class IA.............       1.85%      5.311709     1,316,175        6,991,140
Hartford Mid Cap Stock HLS
 Fund -- Class IA.............       1.25%      9.208382       125,793        1,158,349
Hartford Mid Cap Stock HLS
 Fund -- Class IA.............       1.85%      9.827596       644,102        6,329,974
Hartford Mid Cap Stock HLS
 Fund -- Class IA.............       1.35%      9.165374     2,645,293       24,245,095
Hartford Money Market HLS
 Fund -- Class IA.............       1.25%     11.483100       514,962        5,913,354
Hartford Money Market HLS
 Fund -- Class IA.............       1.85%     10.692495       677,310        7,242,133
Hartford Money Market HLS
 Fund -- Class IA.............       1.40%     13.224009       746,139        9,866,947
Hartford Money Market HLS
 Fund -- Class IA.............       1.35%      1.707196    44,541,997       76,041,919
Hartford Multisector Bond HLS
 Fund -- Class IA.............       1.25%     11.044874        67,466          745,154

_____________________________________ SA-19 ____________________________________

 SEPARATE ACCOUNT D
--------------------------------------------------------------------------------
FORTIS BENEFITS INSURANCE COMPANY
STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2002

                                                              UNITS
                                   FEES          UNIT        OWNED BY       CONTRACT
                                 (NOTE 4)      PRICE *     PARTICIPANTS    LIABILITY
                                -----------  ------------  ------------  --------------
Hartford Multisector Bond HLS
 Fund -- Class IA.............       1.35%    $13.286778     1,248,048   $   16,582,529
Hartford Multisector Bond HLS
 Fund -- Class IA.............       1.85%     10.571267       580,449        6,136,086
Hartford Small Cap Value HLS
 Fund -- Class IA.............       1.25%     13.407867       163,125        2,187,160
Hartford Small Cap Value HLS
 Fund -- Class IA.............       1.85%     13.120084       710,182        9,317,646
Hartford Small Cap Value HLS
 Fund -- Class IA.............       1.35%     13.345282     3,868,824       51,630,547
Hartford SmallCap Growth HLS
 Fund -- Class IA.............       1.25%      9.991385       164,255        1,641,131
Hartford SmallCap Growth HLS
 Fund -- Class IA.............       1.85%      7.378253     1,262,239        9,313,120
Hartford SmallCap Growth HLS
 Fund -- Class IA.............       1.35%     15.138100     5,928,330       89,743,647
Hartford U.S. Government
 Securities HLS Fund --
 Class IA.....................       1.25%     13.130818       656,520        8,620,640
Hartford U.S. Government
 Securities HLS Fund --
 Class IA.....................       1.85%     12.519929     1,985,360       24,856,562
Hartford U.S. Government
 Securities HLS Fund --
 Class IA.....................       1.35%     22.779788     7,079,058      161,259,430
Hartford Value Opportunities
 HLS Fund -- Class IA.........       1.85%      9.047624       843,587        7,632,462
Hartford Value Opportunities
 HLS Fund -- Class IA.........       1.35%     13.210798     3,888,700       51,372,825
Hartford Value Opportunities
 HLS Fund -- Class IA.........       1.25%      8.710400       169,665        1,477,848
ING VP Emerging Markets
 Fund.........................       0.45%      6.418426         3,951           25,356
ING VP Natural Resources
 Trust........................       0.45%     11.230070         9,423          105,822
INVESCO Health Sciences
 Fund.........................       0.45%     13.898552       152,438        2,118,665
INVESCO Technology Fund.......       0.45%      8.031808       274,046        2,201,084
INVESCO Equity Fund...........       0.45%     12.116737       165,820        2,009,197
Kelmoore Strategy Variable
 Eagle Fund...................       1.15%      4.276808       208,202          890,441
Kelmoore Strategy Variable
 Eagle Fund...................       1.60%      4.236020       248,468        1,052,514
Kelmoore Strategy Variable
 Fund.........................       1.15%      7.297712       489,254        3,570,437
Kelmoore Strategy Variable
 Fund.........................       1.60%      7.228207       248,394        1,795,444
MFS Emerging Growth Series....       0.45%     11.314430       119,830        1,355,805
MFS Emerging Growth Series....       1.40%      6.601108       824,144        5,440,266
MFS High Income Series........       1.40%      9.323154       484,986        4,521,601
MFS High Income Series........       0.45%     12.531160       109,510        1,372,289
MFS Strategic Income Series...       0.45%     12.553012         3,964           49,761
Montgomery Variable Series:
 Emerging Markets Fund........       0.45%      6.362592       125,304          797,255
Neuberger Berman AMT Limited
 Maturity Bond Portfolio......       0.45%     13.308572        74,297          988,780
Neuberger Berman AMT Partners
 Portfolio....................       0.45%     10.135482        94,430          957,094
SAFECO Equity Portfolio.......       0.45%      9.711024       187,558        1,821,378
SAFECO Growth Opportunities
 Portfolio....................       0.45%     11.018552       217,356        2,394,949
Scudder International
 Portfolio....................       1.40%     10.694936       205,048        2,192,974
The Strong Mid Cap Growth
 Fund II......................       0.45%      6.761785        56,446          381,677
Van Eck Worldwide Bond Fund...       0.45%     12.540005        31,756          398,216
Van Eck Worldwide Hard Assets
 Fund.........................       0.45%      7.754362        13,425          104,098
Wells Fargo Asset Allocation
 Fund.........................       1.40%      8.224779       679,515        5,588,862
Wells Fargo Corporate Bond
 Fund.........................       1.40%     15.502217     1,611,369       24,979,797
Wells Fargo Equity Income
 Fund.........................       1.40%     12.693380     4,039,894       51,279,914
Wells Fargo Equity Value
 Fund.........................       1.40%      7.141282       115,781          826,827
Wells Fargo Growth Fund.......       1.40%      5.446312        60,258          328,181
Wells Fargo International
 Equity Fund..................       1.40%      5.599926        15,411           86,298
Wells Fargo Large Company
 Growth Fund..................       1.40%     13.538279     1,862,141       25,210,180
Wells Fargo Small Cap Growth
 Fund.........................       1.40%      7.845738       684,722        5,372,149
                                                                         --------------
                                                                          2,280,829,570
                                                                         --------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-20 ____________________________________

                                                              UNITS
                                   FEES          UNIT        OWNED BY       CONTRACT
                                 (NOTE 4)      PRICE *     PARTICIPANTS    LIABILITY
                                -----------  ------------  ------------  --------------
ANNUITY CONTRACTS IN THE
 ANNUITY PERIOD:
Federated American Leaders
 Fund II......................       1.40%    $7.891418          2,946   $       23,247
Federated Equity Income
 Fund II......................       1.40%     7.029008          3,254           22,875
Federated Growth Strategies
 Fund II......................       1.40%     7.518986          1,411           10,607
Hartford Advisers HLS Fund....       1.35%     2.990023         26,184           78,290
Hartford Global Leaders HLS
 Fund.........................       1.35%    16.178210          1,871           30,266
Hartford Growth and Income HLS
 Fund.........................       1.35%    16.345476            490            8,000
Hartford Growth Opportunities
 HLS Fund.....................       1.35%     3.301923         41,529          137,125
Hartford International
 Stock II HLS Fund............       1.35%     9.201424            667            6,133
Hartford SmallCap Growth HLS
 Fund.........................       1.35%    15.138100            281            4,255
Hartford U.S. Government
 Securities HLS Fund..........       1.35%    22.779788          1,444           32,886
Hartford Value Opportunities
 HLS Fund.....................       1.35%    13.210798            699            9,240
                                                                         --------------
                                                                         $      362,924
                                                                         --------------
                                                                         $2,281,192,494
                                                                         ==============

_____________________________________ SA-21 ____________________________________

 SEPARATE ACCOUNT D
--------------------------------------------------------------------------------
FORTIS BENEFITS INSURANCE COMPANY
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002

                              AIM V.I.         AIM V.I.        ALLIANCE
                            INTERNATIONAL       PREMIER      INTERNATIONAL
                             GROWTH FUND      EQUITY FUND      PORTFOLIO
                           SUB-ACCOUNT (A)  SUB-ACCOUNT (B)   SUB-ACCOUNT
                           ---------------  ---------------  -------------
INVESTMENT INCOME:
  Dividends..............    $    19,436      $    48,613      $     746
                             -----------      -----------      ---------
EXPENSES:
  Mortality and expense
   undertakings..........        (48,074)        (217,313)        (5,847)
                             -----------      -----------      ---------
    Net investment income
     (loss)..............        (28,638)        (168,700)        (5,101)
                             -----------      -----------      ---------
CAPITAL GAINS INCOME.....       --               --              --
                             -----------      -----------      ---------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........     (2,152,416)      (8,753,802)       446,512
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................      1,525,070        2,389,731       (169,916)
                             -----------      -----------      ---------
    Net gain (loss) on
     investments.........       (627,346)      (6,364,071)       276,596
                             -----------      -----------      ---------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....    $  (655,984)     $(6,532,771)     $ 271,495
                             ===========      ===========      =========

(a) Formerly AIM V.I. International Equity Fund Sub-Account. Change effective May 1, 2002.
(b)  Formerly AIM V.I. Value Fund Sub-Account. Change effective May 1, 2002.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-22 ____________________________________

                                                             AMERICAN        AMERICAN                              FEDERATED
                              ALLIANCE         ALLIANCE       CENTURY         CENTURY           FEDERATED           CAPITAL
                            MONEY MARKET    PREMIER GROWTH  VP BALANCED     VP CAPITAL           AMERICAN        APPRECIATION
                              PORTFOLIO       PORTFOLIO        FUND      APPRECIATION FUND   LEADERS FUND II        FUND II
                           SUB-ACCOUNT (C)   SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT        SUB-ACCOUNT      SUB-ACCOUNT (D)
                           ---------------  --------------  -----------  -----------------  ------------------  ---------------
INVESTMENT INCOME:
  Dividends..............     $ 235,174      $   --          $  46,582       $--               $    807,680       $  --
                              ---------      -----------     ---------       ---------         ------------       -----------
EXPENSES:
  Mortality and expense
   undertakings..........       (96,408)         (21,291)       (7,521)         (3,807)            (892,559)          (94,752)
                              ---------      -----------     ---------       ---------         ------------       -----------
    Net investment income
     (loss)..............       138,766          (21,291)       39,061          (3,807)             (84,879)          (94,752)
                              ---------      -----------     ---------       ---------         ------------       -----------
CAPITAL GAINS INCOME.....       --               --             --            --                  --                 --
                              ---------      -----------     ---------       ---------         ------------       -----------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........      (296,174)      (2,787,390)     (241,062)       (643,232)          (6,433,100)       (2,678,204)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................       183,083          928,674         6,498         409,385          (11,297,493)          724,969
                              ---------      -----------     ---------       ---------         ------------       -----------
    Net gain (loss) on
     investments.........      (113,091)      (1,858,716)     (234,564)       (233,847)         (17,730,593)       (1,953,235)
                              ---------      -----------     ---------       ---------         ------------       -----------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....     $  25,675      $(1,880,007)    $(195,503)      $(237,654)        $(17,815,472)      $(2,047,987)
                              =========      ===========     =========       =========         ============       ===========

                                               FEDERATED
                             FEDERATED       FUND FOR U.S.
                               EQUITY          GOVERNMENT
                           INCOME FUND II  SECURITIES FUND II
                            SUB-ACCOUNT       SUB-ACCOUNT
                           --------------  ------------------
INVESTMENT INCOME:
  Dividends..............   $    862,484       $ 420,862
                            ------------       ---------
EXPENSES:
  Mortality and expense
   undertakings..........       (532,794)       (103,202)
                            ------------       ---------
    Net investment income
     (loss)..............        329,690         317,660
                            ------------       ---------
CAPITAL GAINS INCOME.....       --              --
                            ------------       ---------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........    (15,182,416)        379,489
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................      4,182,805         176,080
                            ------------       ---------
    Net gain (loss) on
     investments.........    (10,999,611)        555,569
                            ------------       ---------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....   $(10,669,921)      $ 873,229
                            ============       =========

(c) Effective October 31, 2002, Montgomery Variable Series Growth Fund Sub-Account merged with Alliance Money Market Portfolio Sub-Account.
(d) Formerly Federated Insurance Series - Large Cap II Fund. Change effective April 26, 2002.

_____________________________________ SA-23 ____________________________________

 SEPARATE ACCOUNT D
--------------------------------------------------------------------------------
FORTIS BENEFITS INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2002

                               FEDERATED        FEDERATED      FEDERATED
                                 GROWTH        HIGH INCOME   INTERNATIONAL
                           STRATEGIES FUND II  BOND FUND II  EQUITY FUND II
                              SUB-ACCOUNT      SUB-ACCOUNT    SUB-ACCOUNT
                           ------------------  ------------  --------------
INVESTMENT INCOME:
  Dividends..............     $  --            $ 1,189,329    $   --
                              ------------     -----------    ------------
EXPENSES:
  Mortality and expense
   undertakings..........         (405,640)       (130,161)       (153,007)
                              ------------     -----------    ------------
    Net investment income
     (loss)..............         (405,640)      1,059,168        (153,007)
                              ------------     -----------    ------------
CAPITAL GAINS INCOME.....        --                --             --
                              ------------     -----------    ------------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........      (22,406,765)     (2,805,990)    (12,549,068)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................       12,228,079       1,790,328       9,417,321
                              ------------     -----------    ------------
    Net gain (loss) on
     investments.........      (10,178,686)     (1,015,662)     (3,131,747)
                              ------------     -----------    ------------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....     $(10,584,326)    $    43,506    $ (3,284,754)
                              ============     ===========    ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-24 ____________________________________

                             FEDERATED
                           INTERNATIONAL     FEDERATED      FEDERATED       FEDERATED                         HARTFORD
                           SMALL COMPANY    PRIME MONEY    QUALITY BOND   TOTAL RETURN       FEDERATED        ADVISERS
                              FUND II         FUND II        FUND II      BOND FUND II    UTILITY FUND II     HLS FUND
                            SUB-ACCOUNT   SUB-ACCOUNT (E)  SUB-ACCOUNT   SUB-ACCOUNT (F)    SUB-ACCOUNT    SUB-ACCOUNT (G)
                           -------------  ---------------  ------------  ---------------  ---------------  ---------------
INVESTMENT INCOME:
  Dividends..............    $ --           $    67,433      $ 77,418       $218,362        $   347,749     $ 26,880,881
                             ---------      -----------      --------       --------        -----------     ------------
EXPENSES:
  Mortality and expense
   undertakings..........      (13,532)        (110,655)      (30,453)       (48,312)           (74,757)      (5,069,880)
                             ---------      -----------      --------       --------        -----------     ------------
    Net investment income
     (loss)..............      (13,532)         (43,222)       46,965        170,050            272,992       21,811,001
                             ---------      -----------      --------       --------        -----------     ------------
CAPITAL GAINS INCOME.....      --              --              28,967        --                --               --
                             ---------      -----------      --------       --------        -----------     ------------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........     (563,499)      (2,251,383)      (29,604)       (85,879)        (3,314,344)     (79,144,774)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................      352,310        1,505,050       151,097        203,201          1,189,765      (15,538,596)
                             ---------      -----------      --------       --------        -----------     ------------
    Net gain (loss) on
     investments.........     (211,189)        (746,333)      121,493        117,322         (2,124,579)     (94,683,370)
                             ---------      -----------      --------       --------        -----------     ------------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....    $(224,721)     $  (789,555)     $197,425       $287,372        $(1,851,587)    $(72,872,369)
                             =========      ===========      ========       ========        ===========     ============


                               HARTFORD
                           AMERICAN LEADERS
                               HLS FUND
                           SUB-ACCOUNT (H)
                           ----------------
INVESTMENT INCOME:
  Dividends..............    $   208,885
                             -----------
EXPENSES:
  Mortality and expense
   undertakings..........       (157,583)
                             -----------
    Net investment income
     (loss)..............         51,302
                             -----------
CAPITAL GAINS INCOME.....       --
                             -----------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........       (666,571)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................     (1,963,536)
                             -----------
    Net gain (loss) on
     investments.........     (2,630,107)
                             -----------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....    $(2,578,805)
                             ===========

(e) Effective October 4, 2002, Federated Small Cap Strategies Fund II Sub-Account merged with Federated Prime Money Fund II Sub-Account.
(f) Formerly Federated Insurance Series - Strategic Income II Fund. Change effective April 26, 2002.
(g) Effective April 30, 2002, Fortis Series Fund - Asset Allocation Series merged with Hartford Advisors HLS Fund Sub-Account.
(h) Formerly Fortis Series Fund - American Leaders Series. Change effective April 15, 2002.

_____________________________________ SA-25 ____________________________________

 SEPARATE ACCOUNT D
--------------------------------------------------------------------------------
FORTIS BENEFITS INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2002

                              HARTFORD            HARTFORD
                              BLUE CHIP          BLUE CHIP           HARTFORD
                           STOCK HLS FUND    STOCK II HLS FUND     BOND HLS FUND
                           SUB-ACCOUNT (I)    SUB-ACCOUNT (J)     SUB-ACCOUNT (K)
                           ---------------  --------------------  ---------------
INVESTMENT INCOME:
  Dividends..............   $   --              $ --                $ 10,417,546
                            ------------        -----------         ------------
EXPENSES:
  Mortality and expense
   undertakings..........     (1,894,126)          (191,950)          (1,064,076)
                            ------------        -----------         ------------
    Net investment income
     (loss)..............     (1,894,126)          (191,950)           9,353,470
                            ------------        -----------         ------------
CAPITAL GAINS INCOME.....       --                --                     930,125
                            ------------        -----------         ------------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........    (21,332,977)        (5,632,086)         (11,812,329)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................    (20,833,034)         1,566,567            8,389,310
                            ------------        -----------         ------------
    Net gain (loss) on
     investments.........    (42,166,011)        (4,065,519)          (3,423,019)
                            ------------        -----------         ------------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....   $(44,060,137)       $(4,257,469)        $  6,860,576
                            ============        ===========         ============

(i) Formerly Fortis Series Fund - Blue Chip Stock Series. Change effective April 15, 2002.
(j) Formerly Fortis Series Fund - Blue Chip Stock II Series. Change effective April 15, 2002.
(k) Effective April 30, 2002, Fortis Series Fund - Diversified Income Series merged with Hartford Bond HLS Fund Sub-Account.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-26 ____________________________________

                           HARTFORD CAPITAL     HARTFORD         HARTFORD          HARTFORD       HARTFORD GROWTH     HARTFORD
                            OPPORTUNITIES     GLOBAL EQUITY   GLOBAL LEADERS   GROWTH AND INCOME   OPPORTUNITIES     HIGH YIELD
                               HLS FUND         HLS FUND         HLS FUND          HLS FUND          HLS FUND         HLS FUND
                           SUB-ACCOUNT (L)   SUB-ACCOUNT (M)  SUB-ACCOUNT (N)   SUB-ACCOUNT (O)   SUB-ACCOUNT (P)  SUB-ACCOUNT (Q)
                           ----------------  ---------------  ---------------  -----------------  ---------------  ---------------
INVESTMENT INCOME:
  Dividends..............    $  --              $  18,792      $  2,123,805      $  2,239,257      $    --          $  8,287,647
                             -----------        ---------      ------------      ------------      -------------    ------------
EXPENSES:
  Mortality and expense
   undertakings..........       (199,818)         (79,631)       (1,938,812)       (1,777,166)        (4,928,082)       (481,800)
                             -----------        ---------      ------------      ------------      -------------    ------------
    Net investment income
     (loss)..............       (199,818)         (60,839)          184,993           462,091         (4,928,082)      7,805,847
                             -----------        ---------      ------------      ------------      -------------    ------------
CAPITAL GAINS INCOME.....       --                --             31,049,878        17,291,668           --              --
                             -----------        ---------      ------------      ------------      -------------    ------------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........     (6,304,080)        (600,317)      (59,089,865)      (33,983,792)      (156,034,899)    (22,300,789)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................      1,285,249         (191,419)       (6,306,218)      (26,460,358)        28,291,275      10,899,646
                             -----------        ---------      ------------      ------------      -------------    ------------
    Net gain (loss) on
     investments.........     (5,018,831)        (791,736)      (65,396,083)      (60,444,150)      (127,743,624)    (11,401,143)
                             -----------        ---------      ------------      ------------      -------------    ------------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....    $(5,218,649)       $(852,575)     $(34,161,212)     $(42,690,391)     $(132,671,706)   $ (3,595,296)
                             ===========        =========      ============      ============      =============    ============


                           HARTFORD INDEX
                              HLS FUND
                           SUB-ACCOUNT (R)
                           ---------------
INVESTMENT INCOME:
  Dividends..............   $  4,803,174
                            ------------
EXPENSES:
  Mortality and expense
   undertakings..........     (2,466,921)
                            ------------
    Net investment income
     (loss)..............      2,336,253
                            ------------
CAPITAL GAINS INCOME.....     13,294,180
                            ------------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........    (30,224,662)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................    (38,465,473)
                            ------------
    Net gain (loss) on
     investments.........    (68,690,135)
                            ------------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....   $(53,059,702)
                            ============

(l) Formerly Fortis Series Fund - Capital Opportunities Series. Change effective April 15, 2002.
(m)  Formerly Fortis Series Fund - Global Equity Series. Change effective
     April 15, 2002.
(n) Effective April 30, 2002, Fortis Series Fund - Global Growth Series merged with Hartford Global Leaders HLS Fund Sub-Account.
(o) Effective April 30, 2002, Fortis Series Fund - Growth & Income Series merged with Hartford Growth and Income HLS Fund Sub-Account.
(p)  Formerly Fortis Series Fund - Growth Stock Series. Change effective
     March 18, 2002.
(q) Effective April 30, 2002, Fortis Series Fund - High Yield Series merged with Hartford High Yield HLS Fund Sub-Account.
(r) Effective April 30, 2002, Fortis Series Fund - S&P 500 Index Series merged with Hartford Index HLS Fund Sub-Account.

_____________________________________ SA-27 ____________________________________

 SEPARATE ACCOUNT D
--------------------------------------------------------------------------------
FORTIS BENEFITS INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2002

                              HARTFORD            HARTFORD            HARTFORD
                            INTERNATIONAL      INTERNATIONAL      INVESTORS GROWTH
                           STOCK HLS FUND    STOCK II HLS FUND        HLS FUND
                           SUB-ACCOUNT (S)    SUB-ACCOUNT (T)     SUB-ACCOUNT (U)
                           ---------------  --------------------  ----------------
INVESTMENT INCOME:
  Dividends..............   $    638,591        $    95,514         $  --
                            ------------        -----------         -----------
EXPENSES:
  Mortality and expense
   undertakings..........       (877,754)          (280,916)           (136,016)
                            ------------        -----------         -----------
    Net investment income
     (loss)..............       (239,163)          (185,402)           (136,016)
                            ------------        -----------         -----------
CAPITAL GAINS INCOME.....       --                --                   --
                            ------------        -----------         -----------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........    (22,531,375)        (9,486,271)         (4,154,808)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................     15,522,513          5,419,223             998,719
                            ------------        -----------         -----------
    Net gain (loss) on
     investments.........     (7,008,862)        (4,067,048)         (3,156,089)
                            ------------        -----------         -----------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....   $ (7,248,025)       $(4,252,450)        $(3,292,105)
                            ============        ===========         ===========

(s) Formerly Fortis Series Fund - International Stock Series. Change effective April 15, 2002.
(t) Formerly Fortis Series Fund - International Stock II Series. Change effective April 15, 2002.
(u) Formerly Fortis Series Fund - Investors Growth Stock Series. Change effective April 15, 2002.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-28 ____________________________________

                               HARTFORD         HARTFORD         HARTFORD         HARTFORD         HARTFORD          HARTFORD
                           LARGE CAP GROWTH   MID CAP STOCK    MONEY MARKET      MULTISECTOR    SMALL CAP VALUE  SMALL CAP GROWTH
                               HLS FUND         HLS FUND         HLS FUND       BOND HLS FUND      HLS FUND          HLS FUND
                           SUB-ACCOUNT (V)   SUB-ACCOUNT (W)  SUB-ACCOUNT (X)  SUB-ACCOUNT (Y)  SUB-ACCOUNT (Z)  SUB-ACCOUNT (AA)
                           ----------------  ---------------  ---------------  ---------------  ---------------  ----------------
INVESTMENT INCOME:
  Dividends..............    $   --            $  --            $ 5,563,339      $ 1,539,830     $    621,664      $   --
                             ------------      -----------      -----------      -----------     ------------      ------------
EXPENSES:
  Mortality and expense
   undertakings..........        (676,165)        (503,654)      (1,425,161)        (356,506)      (1,081,983)       (1,740,539)
                             ------------      -----------      -----------      -----------     ------------      ------------
    Net investment income
     (loss)..............        (676,165)        (503,654)       4,138,178        1,183,324         (460,319)       (1,740,539)
                             ------------      -----------      -----------      -----------     ------------      ------------
CAPITAL GAINS INCOME.....        --               --                     81         --              8,477,200          --
                             ------------      -----------      -----------      -----------     ------------      ------------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........     (31,302,141)         168,071       (4,912,614)      (1,031,086)      10,096,890       (77,905,553)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................      11,859,214       (5,847,036)         963,313          383,844      (33,379,785)       30,683,947
                             ------------      -----------      -----------      -----------     ------------      ------------
    Net gain (loss) on
     investments.........     (19,442,927)      (5,678,965)      (3,949,301)        (647,242)     (23,282,895)      (47,221,606)
                             ------------      -----------      -----------      -----------     ------------      ------------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....    $(20,119,092)     $(6,182,619)     $   188,958      $   536,082     $(15,266,014)     $(48,962,145)
                             ============      ===========      ===========      ===========     ============      ============

                                HARTFORD
                             U.S. GOVERNMENT
                           SECURITIES HLS FUND
                            SUB-ACCOUNT (BB)
                           -------------------
INVESTMENT INCOME:
  Dividends..............      $ 7,833,161
                               -----------
EXPENSES:
  Mortality and expense
   undertakings..........       (2,330,174)
                               -----------
    Net investment income
     (loss)..............        5,502,987
                               -----------
CAPITAL GAINS INCOME.....        --
                               -----------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........       (1,602,355)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................       11,279,023
                               -----------
    Net gain (loss) on
     investments.........        9,676,668
                               -----------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....      $15,179,655
                               ===========

(s) Formerly Fortis Series Fund - International Stock Series. Change effective April 15, 2002.
(t) Formerly Fortis Series Fund - International Stock II Series. Change effective April 15, 2002.
(u) Formerly Fortis Series Fund - Investors Growth Stock Series. Change effective April 15, 2002.
(v) Formerly Fortis Series Fund - Large Cap Growth Series. Change effective April 15, 2002.
(w)  Formerly Fortis Series Fund - Mid Cap Stock Series. Change effective
     April 15, 2002.
(x) Effective April 30, 2002, Fortis Series Fund - Money Market Series merged with Hartford Money Market HLS Fund Sub-Account.
(y) Formerly Fortis Series Fund - Multisector Bond Series. Change effective April 15, 2002.
(z) Formerly Fortis Series Fund - Small Cap Value Series. Change effective April 15, 2002.
(aa) Formerly Fortis Series Fund - Aggressive Growth Series. Change effective March 18, 2002.
(bb) Formerly Fortis Series Fund - U.S. Gov't Securities Series. Change effective March 18, 2002.

_____________________________________ SA-29 ____________________________________

 SEPARATE ACCOUNT D
--------------------------------------------------------------------------------
FORTIS BENEFITS INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2002

                            HARTFORD VALUE        ING VP            ING VP
                            OPPORTUNITIES        EMERGING          NATURAL
                               HLS FUND        MARKETS FUND    RESOURCES TRUST
                           SUB-ACCOUNT (CC)  SUB-ACCOUNT (DD)  SUB-ACCOUNT (EE)
                           ----------------  ----------------  ----------------
INVESTMENT INCOME:
  Dividends..............    $    616,145        $--               $    906
                             ------------        --------          --------
EXPENSES:
  Mortality and expense
   undertakings..........      (1,059,080)           (276)           (1,811)
                             ------------        --------          --------
    Net investment income
     (loss)..............        (442,935)           (276)             (905)
                             ------------        --------          --------
CAPITAL GAINS INCOME.....       1,871,567         --                --
                             ------------        --------          --------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........     (10,528,782)         (6,022)          (22,255)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................     (16,284,604)         (4,700)           (2,281)
                             ------------        --------          --------
    Net gain (loss) on
     investments.........     (26,813,386)        (10,722)          (24,536)
                             ------------        --------          --------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....    $(25,384,754)       $(10,998)         $(25,441)
                             ============        ========          ========

(cc) Formerly Fortis Series Fund - Value Series. Change effective March 18,
     2002.
(dd) Formerly Pilgrim Emerging Markets Fund. Change effective May 1, 2002.
(ee) Formerly Pilgrim Natural Resources Fund. Change effective May 1, 2002.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-30 ____________________________________

                              INVESCO                                            KELMOORE         KELMOORE
                              HEALTH          INVESCO          INVESCO       STRATEGY VARIABLE    STRATEGY     MFS EMERGING
                           SCIENCES FUND  TECHNOLOGY FUND    EQUITY FUND        EAGLE FUND      VARIABLE FUND  GROWTH SERIES
                            SUB-ACCOUNT     SUB-ACCOUNT    SUB-ACCOUNT (FF)     SUB-ACCOUNT      SUB-ACCOUNT    SUB-ACCOUNT
                           -------------  ---------------  ----------------  -----------------  -------------  -------------
INVESTMENT INCOME:
  Dividends..............    $  13,099      $  --             $  69,986          $  64,463       $   202,614    $   --
                             ---------      -----------       ---------          ---------       -----------    -----------
EXPENSES:
  Mortality and expense
   undertakings..........      (13,710)         (16,842)        (12,111)           (18,615)          (66,794)      (111,099)
                             ---------      -----------       ---------          ---------       -----------    -----------
    Net investment income
     (loss)..............         (611)         (16,842)         57,875             45,848           135,820       (111,099)
                             ---------      -----------       ---------          ---------       -----------    -----------
CAPITAL GAINS INCOME.....      --              --               --                --                 --             --
                             ---------      -----------       ---------          ---------       -----------    -----------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........     (489,358)      (4,177,962)       (456,386)          (321,543)         (201,165)    (8,935,071)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................     (420,385)       1,670,294        (167,791)          (146,347)         (880,065)     4,602,045
                             ---------      -----------       ---------          ---------       -----------    -----------
    Net gain (loss) on
     investments.........     (909,743)      (2,507,668)       (624,177)          (467,890)       (1,081,230)    (4,333,026)
                             ---------      -----------       ---------          ---------       -----------    -----------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....    $(910,354)     $(2,524,510)      $(566,302)         $(422,042)      $  (945,410)   $(4,444,125)
                             =========      ===========       =========          =========       ===========    ===========


                             MFS HIGH
                           INCOME SERIES
                            SUB-ACCOUNT
                           -------------
INVESTMENT INCOME:
  Dividends..............   $   520,416
                            -----------
EXPENSES:
  Mortality and expense
   undertakings..........       (75,923)
                            -----------
    Net investment income
     (loss)..............       444,493
                            -----------
CAPITAL GAINS INCOME.....       --
                            -----------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........    (1,621,522)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................     1,251,146
                            -----------
    Net gain (loss) on
     investments.........      (370,376)
                            -----------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....   $    74,117
                            ===========

(ff) Formerly INVESCO Industrial Income Portfolio. Change effective May 1, 2002.

_____________________________________ SA-31 ____________________________________

 SEPARATE ACCOUNT D
--------------------------------------------------------------------------------
FORTIS BENEFITS INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2002

                                                MONTGOMERY     NEUBERGER BERMAN
                                             VARIABLE SERIES:    AMT LIMITED
                            MFS STRATEGIC        EMERGING       MATURITY BOND
                            INCOME SERIES      MARKETS FUND       PORTFOLIO
                           SUB-ACCOUNT (GG)    SUB-ACCOUNT       SUB-ACCOUNT
                           ----------------  ----------------  ----------------
INVESTMENT INCOME:
  Dividends..............      $ 12,118         $   1,361          $ 75,890
                               --------         ---------          --------
EXPENSES:
  Mortality and expense
   undertakings..........          (291)           (5,508)           (6,137)
                               --------         ---------          --------
    Net investment income
     (loss)..............        11,827            (4,147)           69,753
                               --------         ---------          --------
CAPITAL GAINS INCOME.....       --                --                --
                               --------         ---------          --------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........       (11,106)          260,667           (27,004)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................         4,050          (233,519)           19,320
                               --------         ---------          --------
    Net gain (loss) on
     investments.........        (7,056)           27,148            (7,684)
                               --------         ---------          --------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....      $  4,771         $  23,001          $ 62,069
                               ========         =========          ========

(gg) Formerly MFS - VIT World Government Series. Change effective October 31, 2002.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-32 ____________________________________

                           NEUBERGER BERMAN                 SAFECO GROWTH     SCUDDER                         THE STRONG
                             AMT PARTNERS    SAFECO EQUITY  OPPORTUNITIES  INTERNATIONAL     THE STRONG      INTERNATIONAL
                              PORTFOLIO        PORTFOLIO      PORTFOLIO      PORTFOLIO    DISCOVERY FUND II  STOCK FUND II
                             SUB-ACCOUNT      SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT
                           ----------------  -------------  -------------  -------------  -----------------  -------------
INVESTMENT INCOME:
  Dividends..............     $   7,400        $  22,990     $   --         $    29,366       $--              $  25,781
                              ---------        ---------     -----------    -----------       --------         ---------
EXPENSES:
  Mortality and expense
   undertakings..........        (5,664)         (10,001)        (15,731)       (40,668)        (1,831)           (3,378)
                              ---------        ---------     -----------    -----------       --------         ---------
    Net investment income
     (loss)..............         1,736           12,989         (15,731)       (11,302)        (1,831)           22,403
                              ---------        ---------     -----------    -----------       --------         ---------
CAPITAL GAINS INCOME.....       --               --               14,168        --             --                --
                              ---------        ---------     -----------    -----------       --------         ---------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........      (162,401)        (716,180)       (430,744)    (2,567,011)       (77,147)         (306,092)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................      (175,093)         (16,984)     (1,317,980)     1,919,984         19,304            84,797
                              ---------        ---------     -----------    -----------       --------         ---------
    Net gain (loss) on
     investments.........      (337,494)        (733,164)     (1,748,724)      (647,027)       (57,843)         (221,295)
                              ---------        ---------     -----------    -----------       --------         ---------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....     $(335,758)       $(720,175)    $(1,750,287)   $  (658,329)      $(59,674)        $(198,892)
                              =========        =========     ===========    ===========       ========         =========

                             THE STRONG
                           MID CAP GROWTH
                              FUND II
                            SUB-ACCOUNT
                           --------------
INVESTMENT INCOME:
  Dividends..............    $ --
                             ---------
EXPENSES:
  Mortality and expense
   undertakings..........         (996)
                             ---------
    Net investment income
     (loss)..............         (996)
                             ---------
CAPITAL GAINS INCOME.....      --
                             ---------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........     (119,650)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................      (36,512)
                             ---------
    Net gain (loss) on
     investments.........     (156,162)
                             ---------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....    $(157,158)
                             =========

_____________________________________ SA-33 ____________________________________

 SEPARATE ACCOUNT D
--------------------------------------------------------------------------------
FORTIS BENEFITS INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2002

                             VAN ECK       VAN ECK        WELLS FARGO
                            WORLDWIDE   WORLDWIDE HARD       ASSET
                            BOND FUND    ASSETS FUND    ALLOCATION FUND
                           SUB-ACCOUNT   SUB-ACCOUNT      SUB-ACCOUNT
                           -----------  --------------  ---------------
INVESTMENT INCOME:
  Dividends..............    $--           $    952       $   125,185
                             -------       --------       -----------
EXPENSES:
  Mortality and expense
   undertakings..........     (1,121)        (1,265)          (81,202)
                             -------       --------       -----------
    Net investment income
     (loss)..............     (1,121)          (313)           43,983
                             -------       --------       -----------
CAPITAL GAINS INCOME.....     --            --                 61,555
                             -------       --------       -----------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........     12,185        (14,506)       (1,280,164)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................     41,908        (10,589)          219,211
                             -------       --------       -----------
    Net gain (loss) on
     investments.........     54,093        (25,095)       (1,060,953)
                             -------       --------       -----------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....    $52,972       $(25,408)      $  (955,415)
                             =======       ========       ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-34 ____________________________________

                           WELLS FARGO    WELLS FARGO   WELLS FARGO                WELLS FARGO    WELLS FARGO   WELLS FARGO
                            CORPORATE       EQUITY        EQUITY     WELLS FARGO  INTERNATIONAL  LARGE COMPANY   SMALL CAP
                            BOND FUND     INCOME FUND   VALUE FUND   GROWTH FUND   EQUITY FUND    GROWTH FUND   GROWTH FUND
                           SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT
                           ------------  -------------  -----------  -----------  -------------  -------------  -----------
INVESTMENT INCOME:
  Dividends..............  $ 1,647,684   $  1,037,841    $  10,697    $     417     $     57     $    --        $   --
                           -----------   ------------    ---------    ---------     --------     ------------   -----------
EXPENSES:
  Mortality and expense
   undertakings..........     (360,115)      (912,536)     (10,005)      (4,886)        (788)        (462,642)     (103,153)
                           -----------   ------------    ---------    ---------     --------     ------------   -----------
    Net investment income
     (loss)..............    1,287,569        125,305          692       (4,469)        (731)        (462,642)     (103,153)
                           -----------   ------------    ---------    ---------     --------     ------------   -----------
CAPITAL GAINS INCOME.....       45,729        --            --           --           --              --            --
                           -----------   ------------    ---------    ---------     --------     ------------   -----------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........   (1,331,283)     1,906,347      (70,825)    (227,466)      (6,897)     (13,634,594)   (8,909,781)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................    1,614,295    (17,700,031)    (162,708)     112,299       (7,871)       1,400,064     4,885,191
                           -----------   ------------    ---------    ---------     --------     ------------   -----------
    Net gain (loss) on
     investments.........      283,012    (15,793,684)    (233,533)    (115,167)     (14,768)     (12,234,530)   (4,024,590)
                           -----------   ------------    ---------    ---------     --------     ------------   -----------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....  $ 1,616,310   $(15,668,379)   $(232,841)   $(119,636)    $(15,499)    $(12,697,172)  $(4,127,743)
                           ===========   ============    =========    =========     ========     ============   ===========

_____________________________________ SA-35 ____________________________________

 SEPARATE ACCOUNT D
--------------------------------------------------------------------------------
FORTIS BENEFITS INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2002

                              AIM V.I.         AIM V.I.        ALLIANCE
                            INTERNATIONAL       PREMIER      INTERNATIONAL
                             GROWTH FUND      EQUITY FUND      PORTFOLIO
                           SUB-ACCOUNT (A)  SUB-ACCOUNT (B)   SUB-ACCOUNT
                           ---------------  ---------------  -------------
OPERATIONS:
  Net investment income
   (loss)................    $   (28,638)    $   (168,700)    $   (5,101)
  Capital gains income...       --               --              --
  Net realized gain
   (loss) gain on
   security
   transactions..........     (2,152,416)      (8,753,802)       446,512
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................      1,525,070        2,389,731       (169,916)
                             -----------     ------------     ----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............       (655,984)      (6,532,771)       271,495
                             -----------     ------------     ----------
UNIT TRANSACTIONS:
  Purchases..............         10,143           56,310          6,730
  Net transfers..........       (283,077)      (1,707,182)       295,827
  Surrenders for benefit
   payments and fees.....       (453,635)      (2,177,237)      (498,815)
                             -----------     ------------     ----------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........       (726,569)      (3,828,109)      (196,258)
                             -----------     ------------     ----------
  Net increase (decrease)
   in net assets.........     (1,382,553)     (10,360,880)        75,237
NET ASSETS:
  Beginning of period....      4,277,716       22,237,137      1,267,593
                             -----------     ------------     ----------
  End of period..........    $ 2,895,163     $ 11,876,257     $1,342,830
                             ===========     ============     ==========

(a) Formerly AIM V.I. International Equity Fund Sub-Account. Change effective May 1, 2002.
(b)  Formerly AIM V.I. Value Fund Sub-Account. Change effective May 1, 2002.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-36 ____________________________________

                                                             AMERICAN        AMERICAN                              FEDERATED
                              ALLIANCE         ALLIANCE       CENTURY         CENTURY           FEDERATED           CAPITAL
                            MONEY MARKET    PREMIER GROWTH  VP BALANCED     VP CAPITAL           AMERICAN        APPRECIATION
                              PORTFOLIO       PORTFOLIO        FUND      APPRECIATION FUND   LEADERS FUND II        FUND II
                           SUB-ACCOUNT (C)   SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT        SUB-ACCOUNT      SUB-ACCOUNT (D)
                           ---------------  --------------  -----------  -----------------  ------------------  ---------------
OPERATIONS:
  Net investment income
   (loss)................   $    138,766     $   (21,291)   $   39,061      $   (3,807)        $    (84,879)      $   (94,752)
  Capital gains income...       --               --             --            --                  --                 --
  Net realized gain
   (loss) gain on
   security
   transactions..........       (296,174)     (2,787,390)     (241,062)       (643,232)          (6,433,100)       (2,678,204)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................        183,083         928,674         6,498         409,385          (11,297,493)          724,969
                            ------------     -----------    ----------      ----------         ------------       -----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............         25,675      (1,880,007)     (195,503)       (237,654)         (17,815,472)       (2,047,987)
                            ------------     -----------    ----------      ----------         ------------       -----------
UNIT TRANSACTIONS:
  Purchases..............      1,505,931          89,271        10,576           5,091            1,010,048           242,872
  Net transfers..........      1,759,969        (971,264)       99,048          18,149            2,707,414         3,988,653
  Surrenders for benefit
   payments and fees.....    (12,533,936)       (705,218)     (341,738)       (313,412)          (5,785,812)         (489,243)
                            ------------     -----------    ----------      ----------         ------------       -----------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........     (9,268,036)     (1,587,211)     (232,114)       (290,172)          (2,068,350)        3,742,282
                            ------------     -----------    ----------      ----------         ------------       -----------
  Net increase (decrease)
   in net assets.........     (9,242,361)     (3,467,218)     (427,617)       (527,826)         (19,883,822)        1,694,295
NET ASSETS:
  Beginning of period....     25,993,134       6,872,849     1,912,984       1,042,948           82,656,897         7,043,304
                            ------------     -----------    ----------      ----------         ------------       -----------
  End of period..........   $ 16,750,773     $ 3,405,631    $1,485,367      $  515,122         $ 62,773,075       $ 8,737,599
                            ============     ===========    ==========      ==========         ============       ===========

                                               FEDERATED
                             FEDERATED       FUND FOR U.S.
                               EQUITY          GOVERNMENT
                           INCOME FUND II  SECURITIES FUND II
                            SUB-ACCOUNT       SUB-ACCOUNT
                           --------------  ------------------
OPERATIONS:
  Net investment income
   (loss)................   $    329,690      $   317,660
  Capital gains income...       --               --
  Net realized gain
   (loss) gain on
   security
   transactions..........    (15,182,416)         379,489
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................      4,182,805          176,080
                            ------------      -----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............    (10,669,921)         873,229
                            ------------      -----------
UNIT TRANSACTIONS:
  Purchases..............        599,879          587,894
  Net transfers..........     (1,758,144)       2,450,050
  Surrenders for benefit
   payments and fees.....     (3,753,769)      (3,679,938)
                            ------------      -----------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........     (4,912,034)        (641,994)
                            ------------      -----------
  Net increase (decrease)
   in net assets.........    (15,581,955)         231,235
NET ASSETS:
  Beginning of period....     50,099,064       11,274,015
                            ------------      -----------
  End of period..........   $ 34,517,109      $11,505,250
                            ============      ===========

(c) Effective October 31, 2002, Montgomery Variable Series Growth Fund Sub-Account merged with Alliance Money Market Portfolio Sub-Account.
(d) Formerly Federated Insurance Series - Large Cap II Fund. Change effective April 26, 2002.

_____________________________________ SA-37 ____________________________________

 SEPARATE ACCOUNT D
--------------------------------------------------------------------------------
FORTIS BENEFITS INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2002

                               FEDERATED        FEDERATED      FEDERATED
                                 GROWTH        HIGH INCOME   INTERNATIONAL
                           STRATEGIES FUND II  BOND FUND II  EQUITY FUND II
                              SUB-ACCOUNT      SUB-ACCOUNT    SUB-ACCOUNT
                           ------------------  ------------  --------------
OPERATIONS:
  Net investment income
   (loss)................     $   (405,640)    $ 1,059,168    $   (153,007)
  Capital gains income...        --                --             --
  Net realized gain
   (loss) gain on
   security
   transactions..........      (22,406,765)     (2,805,990)    (12,549,068)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................       12,228,079       1,790,328       9,417,321
                              ------------     -----------    ------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............      (10,584,326)         43,506      (3,284,754)
                              ------------     -----------    ------------
UNIT TRANSACTIONS:
  Purchases..............          307,735          47,234          92,933
  Net transfers..........       (4,176,539)      1,180,245      (2,040,253)
  Surrenders for benefit
   payments and fees.....       (2,704,411)     (1,111,106)       (964,050)
                              ------------     -----------    ------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........       (6,573,215)        116,373      (2,911,370)
                              ------------     -----------    ------------
  Net increase (decrease)
   in net assets.........      (17,157,541)        159,879      (6,196,124)
NET ASSETS:
  Beginning of period....       41,209,654      11,017,459      15,325,740
                              ------------     -----------    ------------
  End of period..........     $ 24,052,113     $11,177,338    $  9,129,616
                              ============     ===========    ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-38 ____________________________________

                             FEDERATED
                           INTERNATIONAL     FEDERATED      FEDERATED       FEDERATED                         HARTFORD
                           SMALL COMPANY    PRIME MONEY    QUALITY BOND   TOTAL RETURN       FEDERATED        ADVISERS
                              FUND II         FUND II        FUND II      BOND FUND II    UTILITY FUND II     HLS FUND
                            SUB-ACCOUNT   SUB-ACCOUNT (E)  SUB-ACCOUNT   SUB-ACCOUNT (F)    SUB-ACCOUNT    SUB-ACCOUNT (G)
                           -------------  ---------------  ------------  ---------------  ---------------  ---------------
OPERATIONS:
  Net investment income
   (loss)................   $  (13,532)     $   (43,222)    $   46,965     $  170,050       $   272,992     $  21,811,001
  Capital gains income...      --              --               28,967        --               --                --
  Net realized gain
   (loss) gain on
   security
   transactions..........     (563,499)      (2,251,383)       (29,604)       (85,879)       (3,314,344)      (79,144,774)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................      352,310        1,505,050        151,097        203,201         1,189,765       (15,538,596)
                            ----------      -----------     ----------     ----------       -----------     -------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............     (224,721)        (789,555)       197,425        287,372        (1,851,587)      (72,872,369)
                            ----------      -----------     ----------     ----------       -----------     -------------
UNIT TRANSACTIONS:
  Purchases..............        4,848          342,449        104,206         39,839            14,110         8,244,543
  Net transfers..........      (76,837)      (3,552,155)     1,255,375      1,488,184          (562,162)      (29,207,962)
  Surrenders for benefit
   payments and fees.....      (84,444)      (1,816,625)      (202,119)      (326,138)         (634,836)      (68,781,451)
                            ----------      -----------     ----------     ----------       -----------     -------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........     (156,433)      (5,026,331)     1,157,462      1,201,885        (1,182,888)      (89,744,870)
                            ----------      -----------     ----------     ----------       -----------     -------------
  Net increase (decrease)
   in net assets.........     (381,154)      (5,815,886)     1,354,887      1,489,257        (3,034,475)     (162,617,239)
NET ASSETS:
  Beginning of period....    1,263,548       11,063,148      1,831,505      3,151,478         7,860,113       470,894,279
                            ----------      -----------     ----------     ----------       -----------     -------------
  End of period..........   $  882,394      $ 5,247,262     $3,186,392     $4,640,735       $ 4,825,638     $ 308,277,040
                            ==========      ===========     ==========     ==========       ===========     =============


                               HARTFORD
                           AMERICAN LEADERS
                               HLS FUND
                           SUB-ACCOUNT (H)
                           ----------------
OPERATIONS:
  Net investment income
   (loss)................    $    51,302
  Capital gains income...       --
  Net realized gain
   (loss) gain on
   security
   transactions..........       (666,571)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................     (1,963,536)
                             -----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............     (2,578,805)
                             -----------
UNIT TRANSACTIONS:
  Purchases..............        688,868
  Net transfers..........        644,844
  Surrenders for benefit
   payments and fees.....     (1,302,629)
                             -----------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........         31,083
                             -----------
  Net increase (decrease)
   in net assets.........     (2,547,722)
NET ASSETS:
  Beginning of period....     11,792,323
                             -----------
  End of period..........    $ 9,244,601
                             ===========

(e) Effective October 4, 2002, Federated Small Cap Strategies Fund II Sub-Account merged with Federated Prime Money Fund II Sub-Account.
(f) Formerly Federated Insurance Series - Strategic Income II Fund. Change effective April 26, 2002.
(g) Effective April 30, 2002, Fortis Series Fund - Asset Allocation Series merged with Hartford Advisers HLS Fund Sub-Account.
(h) Formerly Fortis Series Fund - American Leaders Series. Change effective April 15, 2002.

_____________________________________ SA-39 ____________________________________

 SEPARATE ACCOUNT D
--------------------------------------------------------------------------------
FORTIS BENEFITS INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2002

                              HARTFORD            HARTFORD
                              BLUE CHIP          BLUE CHIP           HARTFORD
                           STOCK HLS FUND    STOCK II HLS FUND     BOND HLS FUND
                           SUB-ACCOUNT (I)    SUB-ACCOUNT (J)     SUB-ACCOUNT (K)
                           ---------------  --------------------  ---------------
OPERATIONS:
  Net investment income
   (loss)................   $ (1,894,126)       $  (191,950)        $  9,353,470
  Capital gains income...       --                --                     930,125
  Net realized gain
   (loss) gain on
   security
   transactions..........    (21,332,977)        (5,632,086)         (11,812,329)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................    (20,833,034)         1,566,567            8,389,310
                            ------------        -----------         ------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............    (44,060,137)        (4,257,469)           6,860,576
                            ------------        -----------         ------------
UNIT TRANSACTIONS:
  Purchases..............      4,356,252            745,515            1,690,860
  Net transfers..........    (10,048,292)           431,031           11,098,567
  Surrenders for benefit
   payments and fees.....    (21,141,490)        (1,576,003)         (15,629,474)
                            ------------        -----------         ------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........    (26,833,530)          (399,457)          (2,840,047)
                            ------------        -----------         ------------
  Net increase (decrease)
   in net assets.........    (70,893,667)        (4,656,926)           4,020,529
NET ASSETS:
  Beginning of period....    181,908,100         15,302,613           80,529,541
                            ------------        -----------         ------------
  End of period..........   $111,014,433        $10,645,687         $ 84,550,070
                            ============        ===========         ============

(i) Formerly Fortis Series Fund - Blue Chip Stock Series. Change effective April 15, 2002.
(j) Formerly Fortis Series Fund - Blue Chip Stock II Series. Change effective April 15, 2002.
(k) Effective April 30, 2002, Fortis Series Fund - Diversified Income Series merged with Hartford Bond HLS Fund Sub-Account.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-40 ____________________________________

                           HARTFORD CAPITAL     HARTFORD         HARTFORD          HARTFORD       HARTFORD GROWTH     HARTFORD
                            OPPORTUNITIES     GLOBAL EQUITY   GLOBAL LEADERS   GROWTH AND INCOME   OPPORTUNITIES     HIGH YIELD
                               HLS FUND         HLS FUND         HLS FUND          HLS FUND          HLS FUND         HLS FUND
                           SUB-ACCOUNT (L)   SUB-ACCOUNT (M)  SUB-ACCOUNT (N)   SUB-ACCOUNT (O)   SUB-ACCOUNT (P)  SUB-ACCOUNT (Q)
                           ----------------  ---------------  ---------------  -----------------  ---------------  ---------------
OPERATIONS:
  Net investment income
   (loss)................    $  (199,818)      $  (60,839)     $    184,993      $    462,091      $  (4,928,082)   $  7,805,847
  Capital gains income...       --                --             31,049,878        17,291,668           --              --
  Net realized gain
   (loss) gain on
   security
   transactions..........     (6,304,080)        (600,317)      (59,089,865)      (33,983,792)      (156,034,899)    (22,300,789)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................      1,285,249         (191,419)       (6,306,218)      (26,460,358)        28,291,275      10,899,646
                             -----------       ----------      ------------      ------------      -------------    ------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............     (5,218,649)        (852,575)      (34,161,212)      (42,690,391)      (132,671,706)     (3,595,296)
                             -----------       ----------      ------------      ------------      -------------    ------------
UNIT TRANSACTIONS:
  Purchases..............      1,009,594          349,988         4,013,925         3,308,044          9,134,205         792,203
  Net transfers..........        142,563          656,650       (13,249,541)       (9,338,915)       (18,230,625)     (1,956,590)
  Surrenders for benefit
   payments and fees.....     (1,664,336)        (803,550)      (24,613,673)      (27,704,748)       (61,052,506)     (6,491,272)
                             -----------       ----------      ------------      ------------      -------------    ------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........       (512,179)         203,088       (33,849,289)      (33,735,619)       (70,148,936)     (7,655,659)
                             -----------       ----------      ------------      ------------      -------------    ------------
  Net increase (decrease)
   in net assets.........     (5,730,828)        (649,487)      (68,010,501)      (76,426,010)      (202,820,632)    (11,250,955)
NET ASSETS:
  Beginning of period....     16,523,196        5,501,944       183,841,358       178,559,708        490,436,750      42,140,996
                             -----------       ----------      ------------      ------------      -------------    ------------
  End of period..........    $10,792,368       $4,852,457      $115,830,857      $102,133,698      $ 287,616,118    $ 30,890,041
                             ===========       ==========      ============      ============      =============    ============


                           HARTFORD INDEX
                              HLS FUND
                           SUB-ACCOUNT (R)
                           ---------------
OPERATIONS:
  Net investment income
   (loss)................   $  2,336,253
  Capital gains income...     13,294,180
  Net realized gain
   (loss) gain on
   security
   transactions..........    (30,224,662)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................    (38,465,473)
                            ------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............    (53,059,702)
                            ------------
UNIT TRANSACTIONS:
  Purchases..............      5,994,865
  Net transfers..........    (14,280,909)
  Surrenders for benefit
   payments and fees.....    (30,321,193)
                            ------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........    (38,607,237)
                            ------------
  Net increase (decrease)
   in net assets.........    (91,666,939)
NET ASSETS:
  Beginning of period....    239,696,033
                            ------------
  End of period..........   $148,029,094
                            ============

(l) Formerly Fortis Series Fund - Capital Opportunities Series. Change effective April 15, 2002.
(m)  Formerly Fortis Series Fund - Global Equity Series. Change effective
     April 15, 2002.
(n) Effective April 30, 2002, Fortis Series Fund - Global Growth Series merged with Hartford Global Leaders HLS Fund Sub-Account.
(o) Effective April 30, 2002, Fortis Series Fund - Growth & Income Series merged with Hartford Growth and Income HLS Fund Sub-Account.
(p)  Formerly Fortis Series Fund - Growth Stock Series. Change effective
     March 18, 2002.
(q) Effective April 30, 2002, Fortis Series Fund - High Yield Series merged with Hartford High Yield HLS Fund Sub-Account.
(r) Effective April 30, 2002, Fortis Series Fund - S&P 500 Index Series merged with Hartford Index HLS Fund Sub-Account.

_____________________________________ SA-41 ____________________________________

 SEPARATE ACCOUNT D
--------------------------------------------------------------------------------
FORTIS BENEFITS INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2002

                              HARTFORD            HARTFORD            HARTFORD
                            INTERNATIONAL      INTERNATIONAL      INVESTORS GROWTH
                           STOCK HLS FUND    STOCK II HLS FUND        HLS FUND
                           SUB-ACCOUNT (S)    SUB-ACCOUNT (T)     SUB-ACCOUNT (U)
                           ---------------  --------------------  ----------------
OPERATIONS:
  Net investment income
   (loss)................   $   (239,163)       $  (185,402)        $  (136,016)
  Capital gains income...       --                --                   --
  Net realized gain
   (loss) gain on
   security
   transactions..........    (22,531,375)        (9,486,271)         (4,154,808)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................     15,522,513          5,419,223             998,719
                            ------------        -----------         -----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............     (7,248,025)        (4,252,450)         (3,292,105)
                            ------------        -----------         -----------
UNIT TRANSACTIONS:
  Purchases..............      2,382,272            569,855             408,470
  Net transfers..........     (7,831,560)        (1,539,835)            474,330
  Surrenders for benefit
   payments and fees.....     (9,830,225)        (3,760,902)         (1,060,093)
                            ------------        -----------         -----------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........    (15,279,513)        (4,730,882)           (177,293)
                            ------------        -----------         -----------
  Net increase (decrease)
   in net assets.........    (22,527,538)        (8,983,332)         (3,469,398)
NET ASSETS:
  Beginning of period....     75,967,808         25,568,513          10,913,631
                            ------------        -----------         -----------
  End of period..........   $ 53,440,270        $16,585,181         $ 7,444,233
                            ============        ===========         ===========

(s) Formerly Fortis Series Fund - International Stock Series. Change effective April 15, 2002.
(t) Formerly Fortis Series Fund - International Stock II Series. Change effective April 15, 2002.
(u) Formerly Fortis Series Fund - Investors Growth Stock Series. Change effective April 15, 2002.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-42 ____________________________________

                               HARTFORD         HARTFORD         HARTFORD         HARTFORD         HARTFORD          HARTFORD
                           LARGE CAP GROWTH   MID CAP STOCK    MONEY MARKET      MULTISECTOR    SMALL CAP VALUE  SMALLCAP GROWTH
                               HLS FUND         HLS FUND         HLS FUND       BOND HLS FUND      HLS FUND          HLS FUND
                           SUB-ACCOUNT (V)   SUB-ACCOUNT (W)  SUB-ACCOUNT (X)  SUB-ACCOUNT (Y)  SUB-ACCOUNT (Z)  SUB-ACCOUNT (AA)
                           ----------------  ---------------  ---------------  ---------------  ---------------  ----------------
OPERATIONS:
  Net investment income
   (loss)................    $   (676,165)     $  (503,654)    $  4,138,178      $ 1,183,324     $   (460,319)     $ (1,740,539)
  Capital gains income...        --               --                     81         --              8,477,200          --
  Net realized gain
   (loss) gain on
   security
   transactions..........     (31,302,141)         168,071       (4,912,614)      (1,031,086)      10,096,890       (77,905,553)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................      11,859,214       (5,847,036)         963,313          383,844      (33,379,785)       30,683,947
                             ------------      -----------     ------------      -----------     ------------      ------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............     (20,119,092)      (6,182,619)         188,958          536,082      (15,266,014)      (48,962,145)
                             ------------      -----------     ------------      -----------     ------------      ------------
UNIT TRANSACTIONS:
  Purchases..............       1,789,637        1,571,117        6,531,836        1,021,740        3,378,151         4,744,217
  Net transfers..........      (3,400,550)       4,431,109       29,523,107          115,081          146,324        (6,760,289)
  Surrenders for benefit
   payments and fees.....      (6,878,578)      (4,537,581)     (58,953,972)      (4,458,243)     (10,857,593)      (19,661,279)
                             ------------      -----------     ------------      -----------     ------------      ------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........      (8,489,491)       1,464,645      (22,899,029)      (3,321,422)      (7,333,118)      (21,677,351)
                             ------------      -----------     ------------      -----------     ------------      ------------
  Net increase (decrease)
   in net assets.........     (28,608,583)      (4,717,974)     (22,710,071)      (2,785,340)     (22,599,132)      (70,639,496)
NET ASSETS:
  Beginning of period....      65,931,015       36,451,392      121,774,424       26,249,109       85,734,485       171,341,649
                             ------------      -----------     ------------      -----------     ------------      ------------
  End of period..........    $ 37,322,432      $31,733,418     $ 99,064,353      $23,463,769     $ 63,135,353      $100,702,153
                             ============      ===========     ============      ===========     ============      ============

                                HARTFORD
                             U.S. GOVERNMENT
                           SECURITIES HLS FUND
                            SUB-ACCOUNT (BB)
                           -------------------
OPERATIONS:
  Net investment income
   (loss)................     $  5,502,987
  Capital gains income...        --
  Net realized gain
   (loss) gain on
   security
   transactions..........       (1,602,355)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................       11,279,023
                              ------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............       15,179,655
                              ------------
UNIT TRANSACTIONS:
  Purchases..............        5,231,383
  Net transfers..........       49,884,920
  Surrenders for benefit
   payments and fees.....      (31,700,698)
                              ------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........       23,415,605
                              ------------
  Net increase (decrease)
   in net assets.........       38,595,260
NET ASSETS:
  Beginning of period....      156,174,258
                              ------------
  End of period..........     $194,769,518
                              ============

(s) Formerly Fortis Series Fund - International Stock Series. Change effective April 15, 2002.
(t) Formerly Fortis Series Fund - International Stock II Series. Change effective April 15, 2002.
(u) Formerly Fortis Series Fund - Investors Growth Stock Series. Change effective April 15, 2002.
(v) Formerly Fortis Series Fund - Large Cap Growth Series. Change effective April 15, 2002.
(w)  Formerly Fortis Series Fund - Mid Cap Stock Series. Change effective
     April 15, 2002.
(x) Effective April 30, 2002, Fortis Series Fund - Money Market Series merged with Hartford Money Market HLS Fund Sub-Account.
(y) Formerly Fortis Series Fund - Multisector Bond Series. Change effective April 15, 2002.
(z) Formerly Fortis Series Fund - Small Cap Value Series. Change effective April 15, 2002.
(aa) Formerly Fortis Series Fund - Aggressive Growth Series. Change effective March 18, 2002.
(bb) Formerly Fortis Series Fund - U.S. Gov't Securities Series. Change effective March 18, 2002.

_____________________________________ SA-43 ____________________________________

 SEPARATE ACCOUNT D
--------------------------------------------------------------------------------
FORTIS BENEFITS INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2002

                            HARTFORD VALUE        ING VP            ING VP
                            OPPORTUNITIES        EMERGING          NATURAL
                               HLS FUND        MARKETS FUND    RESOURCES TRUST
                           SUB-ACCOUNT (CC)  SUB-ACCOUNT (DD)  SUB-ACCOUNT (EE)
                           ----------------  ----------------  ----------------
OPERATIONS:
  Net investment income
   (loss)................    $   (442,935)       $   (276)        $    (905)
  Capital gains income...     181,897,443         --                --
  Net realized gain
   (loss) gain on
   security
   transactions..........     (10,528,782)         (6,022)          (22,255)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................     (16,284,604)         (4,700)           (2,281)
                             ------------        --------         ---------
  Net increase (decrease)
   in net assets
   resulting from
   operations............     (25,384,754)        (10,998)          (25,441)
                             ------------        --------         ---------
UNIT TRANSACTIONS:
  Purchases..............       2,914,230         --                --
  Net transfers..........      (5,846,917)         21,013           (14,173)
  Surrenders for benefit
   payments and fees.....     (12,659,808)        (12,017)         (179,503)
                             ------------        --------         ---------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........     (15,592,495)          8,996          (193,676)
                             ------------        --------         ---------
  Net increase (decrease)
   in net assets.........     (40,977,249          (2,002)         (219,117)
NET ASSETS:
  Beginning of period....     101,469,624          27,358           324,939
                             ------------        --------         ---------
  End of period..........    $ 60,492,375        $ 25,356         $ 105,822
                             ============        ========         =========

(cc) Formerly Fortis Series Fund - Value Series. Change effective March 18,
     2002.
(dd) Formerly Pilgrim Emerging Markets Fund. Change effective May 1, 2002.
(ee) Formerly Pilgrim Natural Resources Fund. Change effective May 1, 2002.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-44 ____________________________________

                              INVESCO                                            KELMOORE         KELMOORE
                              HEALTH          INVESCO          INVESCO       STRATEGY VARIABLE    STRATEGY     MFS EMERGING
                           SCIENCES FUND  TECHNOLOGY FUND    EQUITY FUND        EAGLE FUND      VARIABLE FUND  GROWTH SERIES
                            SUB-ACCOUNT     SUB-ACCOUNT    SUB-ACCOUNT (FF)     SUB-ACCOUNT      SUB-ACCOUNT    SUB-ACCOUNT
                           -------------  ---------------  ----------------  -----------------  -------------  -------------
OPERATIONS:
  Net investment income
   (loss)................   $      (611)    $   (16,842)     $    57,875        $   45,848       $  135,820     $  (111,099)
  Capital gains income...       --             --               --                --                --              --
  Net realized gain
   (loss) gain on
   security
   transactions..........      (489,358)     (4,177,962)        (456,386)         (321,543)        (201,165)     (8,935,071)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................      (420,385)      1,670,294         (167,791)         (146,347)        (880,065)      4,602,045
                            -----------     -----------      -----------        ----------       ----------     -----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............      (910,354)     (2,524,510)        (566,302)         (422,042)        (945,410)     (4,444,125)
                            -----------     -----------      -----------        ----------       ----------     -----------
UNIT TRANSACTIONS:
  Purchases..............        17,887          46,155           10,199         1,388,221        1,611,915          75,911
  Net transfers..........      (459,973)     (1,015,660)         149,290            35,141          (35,141)     (1,496,218)
  Surrenders for benefit
   payments and fees.....      (455,660)       (909,090)        (746,454)         (103,933)        (380,579)     (1,505,778)
                            -----------     -----------      -----------        ----------       ----------     -----------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........      (897,746)     (1,878,595)        (586,965)        1,319,429        1,196,195      (2,926,085)
                            -----------     -----------      -----------        ----------       ----------     -----------
  Net increase (decrease)
   in net assets.........    (1,808,100)     (4,403,105)      (1,153,267)          897,387          250,785      (7,370,210)
NET ASSETS:
  Beginning of period....     3,926,765       6,604,189        3,162,464         1,045,568        5,115,096      14,166,281
                            -----------     -----------      -----------        ----------       ----------     -----------
  End of period..........   $ 2,118,665     $ 2,201,084      $ 2,009,197        $1,942,955       $5,365,881     $ 6,796,071
                            ===========     ===========      ===========        ==========       ==========     ===========


                             MFS HIGH
                           INCOME SERIES
                            SUB-ACCOUNT
                           -------------
OPERATIONS:
  Net investment income
   (loss)................   $   444,493
  Capital gains income...       --
  Net realized gain
   (loss) gain on
   security
   transactions..........    (1,621,522)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................     1,251,146
                            -----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............        74,117
                            -----------
UNIT TRANSACTIONS:
  Purchases..............         5,391
  Net transfers..........      (297,128)
  Surrenders for benefit
   payments and fees.....    (1,203,230)
                            -----------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........    (1,494,967)
                            -----------
  Net increase (decrease)
   in net assets.........    (1,420,850)
NET ASSETS:
  Beginning of period....     7,314,740
                            -----------
  End of period..........   $ 5,893,890
                            ===========

(ff) Formerly INVESCO Industrial Income Portfolio. Change effective May 1, 2002.

_____________________________________ SA-45 ____________________________________

 SEPARATE ACCOUNT D
--------------------------------------------------------------------------------
FORTIS BENEFITS INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2002

                                                MONTGOMERY     NEUBERGER BERMAN
                                             VARIABLE SERIES:    AMT LIMITED
                            MFS STRATEGIC        EMERGING       MATURITY BOND
                            INCOME SERIES      MARKETS FUND       PORTFOLIO
                           SUB-ACCOUNT (GG)    SUB-ACCOUNT       SUB-ACCOUNT
                           ----------------  ----------------  ----------------
OPERATIONS:
  Net investment income
   (loss)................      $ 11,827         $  (4,147)        $   69,753
  Capital gains income...       --                --                --
  Net realized gain
   (loss) gain on
   security
   transactions..........       (11,106)          260,667            (27,004)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................         4,050          (233,519)            19,320
                               --------         ---------         ----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............         4,771            23,001             62,069
                               --------         ---------         ----------
UNIT TRANSACTIONS:
  Purchases..............        11,409            16,931             25,805
  Net transfers..........       (22,609)          250,076            182,082
  Surrenders for benefit
   payments and fees.....        (6,416)         (263,284)          (598,529)
                               --------         ---------         ----------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........       (17,616)            3,723           (390,642)
                               --------         ---------         ----------
  Net increase (decrease)
   in net assets.........       (12,845)           26,724           (328,573)
NET ASSETS:
  Beginning of period....        62,606           770,531          1,317,353
                               --------         ---------         ----------
  End of period..........      $ 49,761         $ 797,255         $  988,780
                               ========         =========         ==========

(gg) Formerly MFS - VIT World Government Series. Change effective October 31, 2002.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-46 ____________________________________

                           NEUBERGER BERMAN                 SAFECO GROWTH     SCUDDER                         THE STRONG
                             AMT PARTNERS    SAFECO EQUITY  OPPORTUNITIES  INTERNATIONAL     THE STRONG      INTERNATIONAL
                              PORTFOLIO        PORTFOLIO      PORTFOLIO      PORTFOLIO    DISCOVERY FUND II  STOCK FUND II
                             SUB-ACCOUNT      SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT
                           ----------------  -------------  -------------  -------------  -----------------  -------------
OPERATIONS:
  Net investment income
   (loss)................     $    1,736      $   12,989     $   (15,731)   $   (11,302)      $  (1,831)       $  22,403
  Capital gains income...       --               --               14,168        --             --                --
  Net realized gain
   (loss) gain on
   security
   transactions..........       (162,401)       (716,180)       (430,744)    (2,567,011)        (77,147)        (306,092)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................       (175,093)        (16,984)     (1,317,980)     1,919,984          19,304           84,797
                              ----------      ----------     -----------    -----------       ---------        ---------
  Net increase (decrease)
   in net assets
   resulting from
   operations............       (335,758)       (720,175)     (1,750,287)      (658,329)        (59,674)        (198,892)
                              ----------      ----------     -----------    -----------       ---------        ---------
UNIT TRANSACTIONS:
  Purchases..............          7,463          32,531          16,115         19,075           5,423           27,950
  Net transfers..........        116,834          53,952        (609,707)      (294,125)       (294,370)        (607,539)
  Surrenders for benefit
   payments and fees.....       (392,398)       (245,758)     (1,193,355)      (878,471)       (109,544)        (210,144)
                              ----------      ----------     -----------    -----------       ---------        ---------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........       (268,101)       (159,275)     (1,786,947)    (1,153,521)       (398,491)        (789,733)
                              ----------      ----------     -----------    -----------       ---------        ---------
  Net increase (decrease)
   in net assets.........       (603,859)       (879,450)     (3,537,234)    (1,811,850)       (458,165)        (988,625)
NET ASSETS:
  Beginning of period....      1,560,953       2,700,828       5,932,183      4,004,824         458,165          988,625
                              ----------      ----------     -----------    -----------       ---------        ---------
  End of period..........     $  957,094      $1,821,378     $ 2,394,949    $ 2,192,974       $--              $ --
                              ==========      ==========     ===========    ===========       =========        =========

                             THE STRONG
                           MID CAP GROWTH
                              FUND II
                            SUB-ACCOUNT
                           --------------
OPERATIONS:
  Net investment income
   (loss)................    $    (996)
  Capital gains income...      --
  Net realized gain
   (loss) gain on
   security
   transactions..........     (119,650)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................      (36,512)
                             ---------
  Net increase (decrease)
   in net assets
   resulting from
   operations............     (157,158)
                             ---------
UNIT TRANSACTIONS:
  Purchases..............        1,591
  Net transfers..........      377,929
  Surrenders for benefit
   payments and fees.....       (3,932)
                             ---------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........      375,588
                             ---------
  Net increase (decrease)
   in net assets.........      218,430
NET ASSETS:
  Beginning of period....      163,247
                             ---------
  End of period..........    $ 381,677
                             =========

_____________________________________ SA-47 ____________________________________

 SEPARATE ACCOUNT D
--------------------------------------------------------------------------------
FORTIS BENEFITS INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2002

                             VAN ECK       VAN ECK        WELLS FARGO
                            WORLDWIDE   WORLDWIDE HARD       ASSET
                            BOND FUND    ASSETS FUND    ALLOCATION FUND
                           SUB-ACCOUNT   SUB-ACCOUNT      SUB-ACCOUNT
                           -----------  --------------  ---------------
OPERATIONS:
  Net investment income
   (loss)................   $ (1,121)     $    (313)      $    43,983
  Capital gains income...     --            --                 61,555
  Net realized gain
   (loss) gain on
   security
   transactions..........     12,185        (14,506)       (1,280,164)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................     41,908        (10,589)          219,211
                            --------      ---------       -----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............     52,972        (25,408)         (955,415)
                            --------      ---------       -----------
UNIT TRANSACTIONS:
  Purchases..............    316,592        --                 81,453
  Net transfers..........    (83,886)       202,832           326,214
  Surrenders for benefit
   payments and fees.....    (64,366)      (186,312)         (740,159)
                            --------      ---------       -----------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........    168,340         16,520          (332,492)
                            --------      ---------       -----------
  Net increase (decrease)
   in net assets.........    221,312         (8,888)       (1,287,907)
NET ASSETS:
  Beginning of period....    176,904        112,986         6,876,769
                            --------      ---------       -----------
  End of period..........   $398,216      $ 104,098       $ 5,588,862
                            ========      =========       ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-48 ____________________________________

                           WELLS FARGO   WELLS FARGO   WELLS FARGO                WELLS FARGO    WELLS FARGO   WELLS FARGO
                            CORPORATE       EQUITY       EQUITY     WELLS FARGO  INTERNATIONAL  LARGE COMPANY   SMALL CAP
                            BOND FUND    INCOME FUND   VALUE FUND   GROWTH FUND   EQUITY FUND    GROWTH FUND   GROWTH FUND
                           SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT
                           ------------  ------------  -----------  -----------  -------------  -------------  -----------
OPERATIONS:
  Net investment income
   (loss)................  $ 1,287,569   $   125,305    $     692    $  (4,469)    $   (731)    $   (462,642)  $  (103,153)
  Capital gains income...       45,729       --            --           --           --              --            --
  Net realized gain
   (loss) gain on
   security
   transactions..........   (1,331,283)    1,906,347      (70,825)    (227,466)      (6,897)     (13,634,594)   (8,909,781)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................    1,614,295   (17,700,031)    (162,708)     112,299       (7,871)       1,400,064     4,885,191
                           -----------   -----------    ---------    ---------     --------     ------------   -----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............    1,616,310   (15,668,379)    (232,841)    (119,636)     (15,499)     (12,697,172)   (4,127,743)
                           -----------   -----------    ---------    ---------     --------     ------------   -----------
UNIT TRANSACTIONS:
  Purchases..............      150,252       187,964        5,870        2,400           35          200,335        79,658
  Net transfers..........   (2,111,432)   (4,286,671)     421,452       17,895       80,049       (2,663,220)     (173,386)
  Surrenders for benefit
   payments and fees.....   (5,235,923)  (13,682,115)    (117,250)     (28,234)     (19,360)      (6,979,033)   (1,650,891)
                           -----------   -----------    ---------    ---------     --------     ------------   -----------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........   (7,197,103)  (17,780,822)     310,072       (7,939)      60,724       (9,441,918)   (1,744,619)
                           -----------   -----------    ---------    ---------     --------     ------------   -----------
  Net increase (decrease)
   in net assets.........   (5,580,793)  (33,449,201)      77,231     (127,575)      45,225      (22,139,090)   (5,872,362)
NET ASSETS:
  Beginning of period....   30,560,590    84,729,115      749,596      455,756       41,073       47,349,270    11,244,511
                           -----------   -----------    ---------    ---------     --------     ------------   -----------
  End of period..........  $24,979,797   $51,279,914    $ 826,827    $ 328,181     $ 86,298     $ 25,210,180   $ 5,372,149
                           ===========   ===========    =========    =========     ========     ============   ===========

_____________________________________ SA-49 ____________________________________

 VARIABLE ACCOUNT D
--------------------------------------------------------------------------------
FORTIS BENEFITS INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2001

                             AIM V.I.                    ALLIANCE
                           INTERNATIONAL   AIM V.I.    INTERNATIONAL
                            GROWTH FUND   VALUE FUND     PORTFOLIO
                            SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT
                           -------------  -----------  -------------
OPERATIONS:
  Net investment income
   (loss)................   $    56,011   $   124,727  $     72,865
  Net realized gain
   (loss) on security
   transactions..........      (429,221)     (898,569)      (90,311)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................    (1,207,986)   (3,202,472)       28,389
                            -----------   -----------  ------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............    (1,581,196)   (3,976,314)       10,943
                            -----------   -----------  ------------
UNIT TRANSACTIONS:
  Purchases..............       243,403       869,809    46,461,693
  Surrenders for benefit
   payments and fees.....    (1,004,530)   (4,188,147)  (46,966,042)
                            -----------   -----------  ------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........      (761,127)   (3,318,338)     (504,349)
                            -----------   -----------  ------------
  Net increase (decrease)
   in net assets.........    (2,342,323)   (7,294,652)     (493,406)
NET ASSETS:
  Beginning of period....     6,620,039    29,531,789     1,760,999
                            -----------   -----------  ------------
  End of period..........   $ 4,277,716   $22,237,137  $  1,267,593
                            ===========   ===========  ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-50 ____________________________________

                             ALLIANCE       ALLIANCE                       AMERICAN CENTURY       FEDERATED         FEDERATED
                           MONEY MARKET  PREMIER GROWTH  AMERICAN CENTURY     VP CAPITAL           AMERICAN         LARGE CAP
                            PORTFOLIO      PORTFOLIO     VP BALANCED FUND  APPRECIATION FUND   LEADERS FUND II       FUND II
                           SUB-ACCOUNT    SUB-ACCOUNT      SUB-ACCOUNT        SUB-ACCOUNT        SUB-ACCOUNT       SUB-ACCOUNT
                           ------------  --------------  ----------------  -----------------  ------------------  -------------
OPERATIONS:
  Net investment income
   (loss)................  $    718,625   $   376,288       $   70,988        $   468,543        $    510,796      $   (17,043)
  Net realized gain
   (loss) on security
   transactions..........       --         (1,520,995)         (42,424)          (580,587)           (222,445)         (49,038)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................       --           (440,175)         (90,778)          (376,693)         (4,805,089)      (1,485,564)
                           ------------   -----------       ----------        -----------        ------------      -----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............       718,625    (1,584,882)         (62,214)          (488,737)         (4,516,738)      (1,551,645)
                           ------------   -----------       ----------        -----------        ------------      -----------
UNIT TRANSACTIONS:
  Purchases..............   100,678,580     5,654,651        1,677,453            882,534          19,671,516        4,569,602
  Surrenders for benefit
   payments and fees.....   (99,331,209)   (5,709,432)        (792,593)        (1,070,367)        (12,247,194)        (123,046)
                           ------------   -----------       ----------        -----------        ------------      -----------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........     1,347,371       (54,781)         884,860           (187,833)          7,424,322        4,446,556
                           ------------   -----------       ----------        -----------        ------------      -----------
  Net increase (decrease)
   in net assets.........     2,065,996    (1,639,663)         822,646           (676,570)          2,907,584        2,894,911
NET ASSETS:
  Beginning of period....    23,456,726     8,512,512        1,090,338          1,719,518          79,749,313        4,148,393
                           ------------   -----------       ----------        -----------        ------------      -----------
  End of period..........  $ 25,522,722   $ 6,872,849       $1,912,984        $ 1,042,948        $ 82,656,897      $ 7,043,304
                           ============   ===========       ==========        ===========        ============      ===========

                             FEDERATED
                               EQUITY
                           INCOME FUND II
                            SUB-ACCOUNT
                           --------------
OPERATIONS:
  Net investment income
   (loss)................   $   291,252
  Net realized gain
   (loss) on security
   transactions..........      (749,777)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................    (6,283,625)
                            -----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............    (6,742,150)
                            -----------
UNIT TRANSACTIONS:
  Purchases..............     8,469,401
  Surrenders for benefit
   payments and fees.....    (2,686,819)
                            -----------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........     5,782,582
                            -----------
  Net increase (decrease)
   in net assets.........      (959,568)
NET ASSETS:
  Beginning of period....    51,058,632
                            -----------
  End of period..........   $50,099,064
                            ===========

_____________________________________ SA-51 ____________________________________

 VARIABLE ACCOUNT D
--------------------------------------------------------------------------------
FORTIS BENEFITS INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2001

                             FEDERATED FUND         FEDERATED         FEDERATED
                           FOR U.S. GOVERNMENT        GROWTH         HIGH INCOME
                           SECURITIES FUND II   STRATEGIES FUND II   BOND FUND II
                               SUB-ACCOUNT         SUB-ACCOUNT       SUB-ACCOUNT
                           -------------------  ------------------  --------------
OPERATIONS:
  Net investment income
   (loss)................     $    346,156         $    143,588      $  1,014,481
  Net realized gain
   (loss) on security
   transactions..........          333,856           (1,064,330)         (413,375)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................          (68,332)         (11,311,312)         (523,417)
                              ------------         ------------      ------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............          611,680          (12,232,054)           77,689
                              ------------         ------------      ------------
UNIT TRANSACTIONS:
  Purchases..............       10,663,175            6,580,686        12,552,311
  Surrenders for benefit
   payments and fees.....      (10,328,672)          (1,578,602)      (12,657,674)
                              ------------         ------------      ------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........          334,503            5,002,084          (105,363)
                              ------------         ------------      ------------
  Net increase (decrease)
   in net assets.........          946,183           (7,229,970)          (27,674)
NET ASSETS:
  Beginning of period....       10,327,832           48,439,624        11,045,133
                              ------------         ------------      ------------
  End of period..........     $ 11,274,015         $ 41,209,654      $ 11,017,459
                              ============         ============      ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-52 ____________________________________

                                             FEDERATED
                             FEDERATED     INTERNATIONAL    FEDERATED     FEDERATED      FEDERATED
                           INTERNATIONAL   SMALL COMPANY   PRIME MONEY   QUALITY BOND    STRATEGIC        FEDERATED
                           EQUITY FUND II     FUND II        FUND II       FUND II     INCOME FUND II  UTILITY FUND II
                            SUB-ACCOUNT     SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT      SUB-ACCOUNT
                           --------------  -------------  -------------  ------------  --------------  ---------------
OPERATIONS:
  Net investment income
   (loss)................   $ 2,254,575     $  (77,102)   $     89,028    $    3,447     $  341,007      $   215,900
  Net realized gain
   (loss) on security
   transactions..........    (1,593,865)       (58,443)        --              2,312         (7,826)        (669,684)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................    (7,706,634)      (424,781)        --             35,750         12,088       (1,034,165)
                            -----------     ----------    ------------    ----------     ----------      -----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............    (7,045,924)      (560,326)         89,028        41,509        345,269       (1,487,949)
                            -----------     ----------    ------------    ----------     ----------      -----------
UNIT TRANSACTIONS:
  Purchases..............     2,614,890        738,862      14,193,602     1,511,124      1,378,223        4,171,000
  Surrenders for benefit
   payments and fees.....    (2,306,237)       (99,048)    (11,847,240)      (70,003)      (397,798)      (5,642,678)
                            -----------     ----------    ------------    ----------     ----------      -----------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........       308,653        639,814       2,346,362     1,441,121        980,425       (1,471,678)
                            -----------     ----------    ------------    ----------     ----------      -----------
  Net increase (decrease)
   in net assets.........    (6,737,271)        79,488       2,435,390     1,482,630      1,325,694       (2,959,627)
NET ASSETS:
  Beginning of period....    22,063,011      1,184,060       1,911,011       348,875      1,825,784       10,819,740
                            -----------     ----------    ------------    ----------     ----------      -----------
  End of period..........   $15,325,740     $1,263,548    $  4,346,401    $1,831,505     $3,151,478      $ 7,860,113
                            ===========     ==========    ============    ==========     ==========      ===========

_____________________________________ SA-53 ____________________________________

 VARIABLE ACCOUNT D
--------------------------------------------------------------------------------
FORTIS BENEFITS INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2001

                             FORTIS SERIES      FORTIS SERIES    FORTIS SERIES
                            FUND - AMERICAN      FUND - BLUE      FUND - BLUE
                             LEADERS SERIES      CHIP SERIES    CHIP II SERIES
                            SUB-ACCOUNT (B)      SUB-ACCOUNT    SUB-ACCOUNT (B)
                           ------------------  ---------------  ---------------
OPERATIONS:
  Net investment income
   (loss)................     $     5,767       $ (2,716,732)     $  (199,375)
  Net realized gain
   (loss) on security
   transactions..........         (15,241)        (1,081,190)        (320,173)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................        (447,123)       (33,373,090)      (3,557,775)
                              -----------       ------------      -----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............        (456,597)       (37,171,012)      (4,077,323)
                              -----------       ------------      -----------
UNIT TRANSACTIONS:
  Purchases..............       9,131,053          6,791,702        9,180,955
  Surrenders for benefit
   payments and fees.....         (92,602)       (20,021,945)        (817,445)
                              -----------       ------------      -----------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........       9,038,451        (13,230,243)       8,363,510
                              -----------       ------------      -----------
  Net increase (decrease)
   in net assets.........       8,581,854        (50,401,255)       4,286,187
NET ASSETS:
  Beginning of period....       6,612,074        232,309,355       13,234,382
                              -----------       ------------      -----------
  End of period..........     $15,193,928       $181,908,100      $17,520,569
                              ===========       ============      ===========

(b)  Net assets include seed money.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-54 ____________________________________

                            FORTIS SERIES
                           FUND - CAPITAL    FORTIS SERIES    FORTIS SERIES        FORTIS SERIES            FORTIS SERIES
                            OPPORTUNITIES    FUND - GLOBAL    FUND - GROWTH    FUND - INTERNATIONAL     FUND - INTERNATIONAL
                               SERIES        EQUITY SERIES    STOCK SERIES         STOCK SERIES            STOCK SERIES II
                           SUB-ACCOUNT (B)  SUB-ACCOUNT (B)  SUB-ACCOUNT (B)        SUB-ACCOUNT            SUB-ACCOUNT (B)
                           ---------------  ---------------  ---------------  -----------------------  -----------------------
OPERATIONS:
  Net investment income
   (loss)................    $  (207,675)     $   45,981      $ 137,303,937        $  6,541,059             $   (401,296)
  Net realized gain
   (loss) on security
   transactions..........       (548,834)       (141,451)        (3,035,802)         (2,280,635)              (3,070,857)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................     (4,450,071)       (803,919)      (305,789,038)        (31,446,598)              (4,522,811)
                             -----------      ----------      -------------        ------------             ------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............     (5,206,580)       (899,389)      (171,520,903)        (27,186,174)              (7,994,964)
                             -----------      ----------      -------------        ------------             ------------
UNIT TRANSACTIONS:
  Purchases..............     12,441,506       3,400,073          7,124,149           5,770,224                6,080,694
  Surrenders for benefit
   payments and fees.....     (1,188,773)       (929,413)       (69,160,425)        (11,702,837)              (9,362,292)
                             -----------      ----------      -------------        ------------             ------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........     11,252,733       2,470,660        (62,036,276)         (5,932,613)              (3,281,598)
                             -----------      ----------      -------------        ------------             ------------
  Net increase (decrease)
   in net assets.........      6,046,153       1,571,271       (233,557,179)        (33,118,787)             (11,276,562)
NET ASSETS:
  Beginning of period....     13,870,439       8,063,079        724,147,867         109,086,595               36,854,580
                             -----------      ----------      -------------        ------------             ------------
  End of period..........    $19,916,592      $9,634,350      $ 490,590,688        $ 75,967,808             $ 25,578,018
                             ===========      ==========      =============        ============             ============

                            FORTIS SERIES
                               FUND -
                              INVESTORS
                            GROWTH SERIES
                           SUB-ACCOUNT (B)
                           ---------------
OPERATIONS:
  Net investment income
   (loss)................    $  (141,022)
  Net realized gain
   (loss) on security
   transactions..........       (307,182)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................     (3,360,115)
                             -----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............     (3,808,319)
                             -----------
UNIT TRANSACTIONS:
  Purchases..............      7,487,499
  Surrenders for benefit
   payments and fees.....       (869,065)
                             -----------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........      6,618,434
                             -----------
  Net increase (decrease)
   in net assets.........      2,810,115
NET ASSETS:
  Beginning of period....     11,446,706
                             -----------
  End of period..........    $14,256,821
                             ===========

(b)  Net assets include seed money.

_____________________________________ SA-55 ____________________________________

 VARIABLE ACCOUNT D
--------------------------------------------------------------------------------
FORTIS BENEFITS INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2001

                              FORTIS SERIES       FORTIS SERIES        FORTIS SERIES
                            FUND - LARGE CAP     FUND - MID CAP     FUND - MULTISECTOR
                              GROWTH SERIES       STOCK SERIES          BOND SERIES
                               SUB-ACCOUNT         SUB-ACCOUNT          SUB-ACCOUNT
                           -------------------  -----------------  ---------------------
OPERATIONS:
  Net investment income
   (loss)................     $ (1,010,444)        $  (366,469)         $  (340,263)
  Net realized gain
   (loss) on security
   transactions..........       (3,208,272)           (370,370)              16,005
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................       (9,742,180)           (849,793)           1,190,633
                              ------------         -----------          -----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............      (13,960,896)         (1,586,632)             866,375
                              ------------         -----------          -----------
UNIT TRANSACTIONS:
  Purchases..............        7,244,528           9,910,976            8,206,148
  Surrenders for benefit
   payments and fees.....       (7,683,700)         (2,782,622)          (2,507,851)
                              ------------         -----------          -----------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........         (439,172)          7,128,354            5,698,297
                              ------------         -----------          -----------
  Net increase (decrease)
   in net assets.........      (14,400,068)          5,541,722            6,564,672
NET ASSETS:
  Beginning of period....       80,331,083          30,909,670           19,684,437
                              ------------         -----------          -----------
  End of period..........     $ 65,931,015         $36,451,392          $26,249,109
                              ============         ===========          ===========

(b)  Formerly AIM V.I. Value Fund Sub-Account. Change effective May 1, 2002.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-56 ____________________________________

                              FORTIS SERIES        FORTIS SERIES         FORTIS SERIES       FORTIS SERIES     PILGRIM
                            FUND - SMALL CAP     FUND - AGGRESSIVE     FUND - U.S. GOV'T     FUND - VALUE     EMERGING
                              VALUE SERIES         GROWTH SERIES       SECURITIES SERIES        SERIES         MARKETS
                               SUB-ACCOUNT          SUB-ACCOUNT         SUB-ACCOUNT (B)     SUB-ACCOUNT (B)  SUB-ACCOUNT
                           -------------------  --------------------  --------------------  ---------------  -----------
OPERATIONS:
  Net investment income
   (loss)................      $  (942,471)         $ 20,133,906          $  5,388,159       $ 11,564,476     $   5,532
  Net realized gain
   (loss) on security
   transactions..........          901,991           (11,064,302)              130,433             84,116       (45,216)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................       11,706,163           (60,737,000)            2,400,999        (16,047,874)       36,619
                               -----------          ------------          ------------       ------------     ---------
  Net increase (decrease)
   in net assets
   resulting from
   operations............       11,665,683           (51,667,396)            7,919,591         (4,399,282)       (3,065)
                               -----------          ------------          ------------       ------------     ---------
UNIT TRANSACTIONS:
  Purchases..............       34,788,567            12,911,641            34,354,359         27,064,668       502,158
  Surrenders for benefit
   payments and fees.....       (6,686,384)          (32,839,021)          (14,265,754)        (6,873,169)     (526,435)
                               -----------          ------------          ------------       ------------     ---------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........       28,102,183           (19,927,379)           20,088,605         20,191,499       (24,277)
                               -----------          ------------          ------------       ------------     ---------
  Net increase (decrease)
   in net assets.........       39,767,866           (71,594,775)           28,008,196         15,792,217       (27,342)
NET ASSETS:
  Beginning of period....       45,966,619           242,936,424           128,203,771         85,691,737        54,700
                               -----------          ------------          ------------       ------------     ---------
  End of period..........      $85,734,485          $171,341,649          $156,211,967       $101,483,954     $  27,358
                               ===========          ============          ============       ============     =========

                               PILGRIM
                               NATURAL
                           RESOURCES TRUST
                             SUB-ACCOUNT
                           ---------------
OPERATIONS:
  Net investment income
   (loss)................    $    (1,917)
  Net realized gain
   (loss) on security
   transactions..........         (2,724)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................        (50,831)
                             -----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............        (55,472)
                             -----------
UNIT TRANSACTIONS:
  Purchases..............      2,748,197
  Surrenders for benefit
   payments and fees.....     (2,847,091)
                             -----------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........        (98,894)
                             -----------
  Net increase (decrease)
   in net assets.........       (154,366)
NET ASSETS:
  Beginning of period....        479,305
                             -----------
  End of period..........    $   324,939
                             ===========

_____________________________________ SA-57 ____________________________________

 VARIABLE ACCOUNT D
--------------------------------------------------------------------------------
FORTIS BENEFITS INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2001

                             INVESCO                        INVESCO
                            HEALTH &        INVESCO       INDUSTRIAL
                            SCIENCES    TECHNOLOGY FUND   INCOME FUND
                           SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT
                           -----------  ---------------  -------------
OPERATIONS:
  Net investment income
   (loss)................  $   (18,163)  $    (35,815)   $        656
  Net realized gain
   (loss) on security
   transactions..........     (403,535)    (8,040,199)        (69,048)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................     (285,719)     2,230,307         226,419
                           -----------   ------------    ------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............     (707,417)    (5,845,707)       (294,811)
                           -----------   ------------    ------------
UNIT TRANSACTIONS:
  Purchases..............    5,473,300     12,000,179       1,691,603
  Surrenders for benefit
   payments and fees.....   (6,969,863)   (11,706,532)       (841,566)
                           -----------   ------------    ------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........   (1,496,563)       293,647         850,037
                           -----------   ------------    ------------
  Net increase (decrease)
   in net assets.........   (2,203,980)    (5,552,060)        555,226
NET ASSETS:
  Beginning of period....    6,130,745     12,156,249       2,607,238
                           -----------   ------------    ------------
  End of period..........  $ 3,926,765   $  6,604,189    $  3,162,464
                           ===========   ============    ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-58 ____________________________________

                                                                                                                 MONTGOMERY
                               KELMOORE         KELMOORE                                                      VARIABLE SERIES:
                           STRATEGY VARIABLE    STRATEGY     MFS EMERGING     MFS HIGH         MFS WORLD          EMERGING
                              EAGLE FUND      VARIABLE FUND  GROWTH SERIES  INCOME SERIES  GOVERNMENT SERIES    MARKETS FUND
                              SUB-ACCOUNT      SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT      SUB-ACCOUNT       SUB-ACCOUNT
                           -----------------  -------------  -------------  -------------  -----------------  ----------------
OPERATIONS:
  Net investment income
   (loss)................     $   (7,263)      $  (37,584)   $    928,728    $   561,209      $     3,573       $     (3,706)
  Net realized gain
   (loss) on security
   transactions..........        (28,195)         (19,235)     (2,074,619)      (329,607)           5,196            (45,318)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................       (129,125)        (135,032)     (7,055,656)      (171,805)          (2,266)            54,290
                              ----------       ----------    ------------    -----------      -----------       ------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............       (164,583)        (191,851)     (8,201,547)        59,797            6,503              5,266
                              ----------       ----------    ------------    -----------      -----------       ------------
UNIT TRANSACTIONS:
  Purchases..............      1,292,739        5,455,036       2,821,149      7,382,586        1,398,866         15,999,012
  Surrenders for benefit
   payments and fees.....       (180,912)        (402,279)     (4,992,195)    (7,594,230)      (1,410,653)       (15,853,394)
                              ----------       ----------    ------------    -----------      -----------       ------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........      1,111,827        5,052,757      (2,171,046)      (211,644)         (11,787)           145,618
                              ----------       ----------    ------------    -----------      -----------       ------------
  Net increase (decrease)
   in net assets.........        947,244        4,860,906     (10,372,593)      (151,847)          (5,284)           150,884
NET ASSETS:
  Beginning of period....         98,324          254,190      24,538,874      7,466,587           67,890            619,647
                              ----------       ----------    ------------    -----------      -----------       ------------
  End of period..........     $1,045,568       $5,115,096    $ 14,166,281    $ 7,314,740      $    62,606       $    770,531
                              ==========       ==========    ============    ===========      ===========       ============

_____________________________________ SA-59 ____________________________________

 VARIABLE ACCOUNT D
--------------------------------------------------------------------------------
FORTIS BENEFITS INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2001

                           NEUBERGER BERMAN
                             AMT LIMITED     NEUBERGER BERMAN
                            MATURITY BOND      AMT PARTNERS    SAFECO EQUITY
                              PORTFOLIO         PORTFOLIO        PORTFOLIO
                             SUB-ACCOUNT       SUB-ACCOUNT      SUB-ACCOUNT
                           ----------------  ----------------  -------------
OPERATIONS:
  Net investment income
   (loss)................    $     35,122       $   40,458      $    7,589
  Net realized gain
   (loss) on security
   transactions..........          37,717          (78,513)       (131,985)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................          10,675          (30,324)       (172,517)
                             ------------       ----------      ----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............          83,514          (68,379)       (296,913)
                             ------------       ----------      ----------
UNIT TRANSACTIONS:
  Purchases..............       3,408,266        1,365,745         955,755
  Surrenders for benefit
   payments and fees.....      (2,774,719)        (847,918)       (882,115)
                             ------------       ----------      ----------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........         633,547          517,827          73,640
                             ------------       ----------      ----------
  Net increase (decrease)
   in net assets.........         717,061          449,448        (223,273)
NET ASSETS:
  Beginning of period....         600,292        1,111,505       2,924,101
                             ------------       ----------      ----------
  End of period..........    $  1,317,353       $1,560,953      $2,700,828
                             ============       ==========      ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-60 ____________________________________

                                             SCUDDER                         THE STRONG      THE STRONG       VAN ECK
                           SAFECO GROWTH  INTERNATIONAL     THE STRONG      INTERNATIONAL  MID CAP GROWTH    WORLDWIDE
                             PORTFOLIO      PORTFOLIO    DISCOVERY FUND II  STOCK FUND II     FUND II        BOND FUND
                            SUB-ACCOUNT    SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT
                           -------------  -------------  -----------------  -------------  --------------  -------------
OPERATIONS:
  Net investment income
   (loss)................   $   106,277    $   958,962      $   112,324      $    41,417      $     72      $    (1,090)
  Net realized gain
   (loss) on security
   transactions..........      (421,325)      (376,289)        (155,554)        (304,406)      --                (1,047)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................       795,349     (2,687,218)          (1,449)            (603)        3,682           (1,055)
                            -----------    -----------      -----------      -----------      --------      -----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............       480,301     (2,104,545)         (44,679)        (263,592)        3,754           (3,192)
                            -----------    -----------      -----------      -----------      --------      -----------
UNIT TRANSACTIONS:
  Purchases..............     7,175,283        283,144        1,416,139        6,473,975       159,572        2,281,455
  Surrenders for benefit
   payments and fees.....    (4,949,169)    (1,331,729)      (1,269,212)      (6,416,947)          (79)      (2,350,155)
                            -----------    -----------      -----------      -----------      --------      -----------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........     2,226,114     (1,048,585)         146,927           57,028       159,493          (68,700)
                            -----------    -----------      -----------      -----------      --------      -----------
  Net increase (decrease)
   in net assets.........     2,706,415     (3,153,130)         102,248         (206,564)      163,247          (71,892)
NET ASSETS:
  Beginning of period....     3,225,768      7,157,954          355,917        1,195,189       --               248,796
                            -----------    -----------      -----------      -----------      --------      -----------
  End of period..........   $ 5,932,183    $ 4,004,824      $   458,165      $   988,625      $163,247      $   176,904
                            ===========    ===========      ===========      ===========      ========      ===========

_____________________________________ SA-61 ____________________________________

 VARIABLE ACCOUNT D
--------------------------------------------------------------------------------
FORTIS BENEFITS INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2001

                              VAN ECK        WELLS FARGO    WELLS FARGO
                           WORLDWIDE HARD       ASSET        CORPORATE
                            ASSETS FUND    ALLOCATION FUND   BOND FUND
                            SUB-ACCOUNT      SUB-ACCOUNT    SUB-ACCOUNT
                           --------------  ---------------  ------------
OPERATIONS:
  Net investment income
   (loss)................   $      (646)     $   205,605    $ 1,544,481
  Net realized gain
   (loss) on security
   transactions..........          (901)        (247,652)      (151,450)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................        (9,161)        (629,464)       420,955
                            -----------      -----------    -----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............       (10,708)        (671,511)     1,813,986
                            -----------      -----------    -----------
UNIT TRANSACTIONS:
  Purchases..............     2,808,139        1,791,378      3,112,678
  Surrenders for benefit
   payments and fees.....    (2,879,538)      (1,838,816)    (3,943,920)
                            -----------      -----------    -----------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........       (71,399)         (47,438)      (831,242)
                            -----------      -----------    -----------
  Net increase (decrease)
   in net assets.........       (82,107)        (718,949)       982,744
NET ASSETS:
  Beginning of period....       195,093        7,595,718     29,577,846
                            -----------      -----------    -----------
  End of period..........   $   112,986      $ 6,876,769    $30,560,590
                            ===========      ===========    ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-62 ____________________________________

                            WELLS FARGO   WELLS FARGO                WELLS FARGO    WELLS FARGO     WELLS FARGO
                              EQUITY        EQUITY     WELLS FARGO  INTERNATIONAL    LARGE CAP       SMALL CAP
                            INCOME FUND   VALUE FUND   GROWTH FUND   EQUITY FUND        FUND        GROWTH FUND
                            SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT
                           -------------  -----------  -----------  -------------  --------------  -------------
OPERATIONS:
  Net investment income
   (loss)................  $  1,880,509    $  (5,187)   $  34,497     $   (779)     $   (752,226)   $  (168,512)
  Net realized gain
   (loss) on security
   transactions..........     1,022,907       (2,146)     (65,107)      (5,951)       (1,911,640)    (1,741,695)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................    (9,977,438)     (45,179)     (92,112)      (3,883)      (13,549,177)    (2,391,395)
                           ------------    ---------    ---------     --------      ------------    -----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............    (7,074,022)     (52,512)    (122,722)     (10,613)      (16,213,043)    (4,301,602)
                           ------------    ---------    ---------     --------      ------------    -----------
UNIT TRANSACTIONS:
  Purchases..............     2,024,247      352,579      270,034       67,411         1,305,088      1,253,015
  Surrenders for benefit
   payments and fees.....   (14,056,596)    (145,933)    (199,266)     (72,525)      (10,725,242)    (2,374,595)
                           ------------    ---------    ---------     --------      ------------    -----------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........   (12,032,349)     206,646       70,768       (5,114)       (9,420,154)    (1,121,580)
                           ------------    ---------    ---------     --------      ------------    -----------
  Net increase (decrease)
   in net assets.........   (19,106,371)     154,134      (51,954)     (15,727)      (25,633,197)    (5,423,182)
NET ASSETS:
  Beginning of period....   103,835,486      595,462      507,710       56,800        72,982,467     16,667,693
                           ------------    ---------    ---------     --------      ------------    -----------
  End of period..........  $ 84,729,115    $ 749,596    $ 455,756     $ 41,073      $ 47,349,270    $11,244,511
                           ============    =========    =========     ========      ============    ===========

_____________________________________ SA-63 ____________________________________

 VARIABLE ACCOUNT D
--------------------------------------------------------------------------------
FORTIS BENEFITS INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2002

 1.  ORGANIZATION

    Fortis Separate Account D (the Account) is a separate investment account within Hartford Life Insurance Company (the Company) and is registered with the Securities and Exchange Commission (SEC) as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The Account invests deposits by variable annuity contractholders of the Company in various mutual funds (the Funds) as directed by the contractholders.

 2.  SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies of the Account, which are in accordance with generally accepted accounting principles in the investment company industry:

   a) SECURITY TRANSACTIONS--Security transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sales of securities are computed on the basis of identified cost of the fund shares sold. Dividend and capital gains income is accrued as of the ex-dividend date. Capital gains income represents those dividends from the Funds which are characterized as capital gains under tax regulations.

   b) SECURITY VALUATION--The investment in shares of the Funds are valued at the closing net asset value per share as determined by the appropriate Fund as of December 31, 2002.

   c) UNIT TRANSACTIONS--Unit transactions are executed based on the unit values calculated at the close of the business day.

   d) FEDERAL INCOME TAXES--The operations of the Account form a part of, and are taxed with, the total operations of the Company, which is taxed as an insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the operations of the Account

   e) USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

 3.  DEDUCTIONS AND CHARGES

    Certain amounts are deducted from the contracts, as described below:

   a) MORTALITY AND EXPENSE RISK CHARGES--The Company will make deductions at a maximum annual rate of 1.10% of the Contract's value for the mortality and expense risks which the Company undertakes.

   b) TAX EXPENSE CHARGE--If applicable, the Company will make deductions at a maximum rate of 4.0% of the contract's value to meet premium tax requirements. An additional tax charge based on a percentage of the contract's value may be assessed to partial withdrawals or surrenders. These expenses are included in surrenders for benefit payments and fees on the accompanying statements of changes in net assets.

   c) ANNUAL MAINTENANCE FEE--An annual maintenance fee in the amount of $30 may be deducted from the contract's value each contract year. However, this fee is not applicable to contracts with values of $25,000 or more, as determined on the most recent contract anniversary. These expenses are included in surrenders for benefit payments and fees in the accompanying statements of changes in net assets

_____________________________________ SA-64 ____________________________________

 4.  PURCHASES AND SALES OF INVESTMENTS

    The cost of purchases and proceeds from sales of investments for the year ended December 31, 2002 were as follows:

                                           PURCHASES       PROCEEDS
FUND                                        AT COST       FROM SALES
----                                      ------------  --------------
AIM V.I. International Growth Fund......  $    172,341  $    1,166,433
AIM V.I. Premier Equity Fund............       597,125       5,670,718
Alliance International Portfolio........    41,226,679      40,988,144
Alliance Money Market Porfolio..........    73,476,993      82,813,356
Alliance Premier Growth Portfolio.......     1,485,391       3,852,619
American Century VP Balanced Fund.......       369,392         609,627
American Century VP Capital Appreciation
 Fund...................................       692,672       1,261,748
Federated American Leaders Fund II......     9,073,506      21,129,978
Federated Capital Appreciation
 Fund II................................     4,545,119         976,539
Federated Equity Income Fund II.........     1,951,722       7,831,200
Federated Fund for U.S. Government
 Securities Fund II.....................     7,714,449       7,889,764
Federated Growth Strategies Fund II.....       620,807       9,797,378
Federated High Income Bond Fund II......     8,651,861       7,703,573
Federated International Equity
 Fund II................................       372,420       4,816,690
Federated International Small Company
 Fund II................................       220,317         467,855
Federated Prime Money Fund II...........     6,304,331      12,296,199
Federated Quality Bond Fund II..........     2,147,150         925,649
Federated Total Return Bond Fund II.....     2,108,609         742,395
Federated Utility Fund II...............     1,039,476       2,371,732
Hartford Adviers HLS Fund...............    29,462,343     108,865,635
Hartford American Leaders HLS Fund......     3,027,028       3,161,035
Hartford Blue Chip Stock HLS Fund.......     2,225,260      35,617,954
Hartford Blue Chip Stock II HLS Fund....     2,097,879       3,132,431
Hartford Bond HLS Fund..................    32,600,964      25,916,148
Hartford Capital Opportunities HLS
 Fund...................................     2,957,725       4,428,469
Hartford Global Equity HLS Fund.........     3,425,066       3,579,673
Hartford Global Leaders HLS Fund........    40,783,434      50,707,514
Hartford Growth and Income HLS Fund.....    21,592,805      42,992,724
Hartford Growth Opportunities HLS
 Fund...................................     4,154,721     100,381,619
Hartford High Yield HLS Fund............    19,039,823      23,053,984
Hartford Index HLS Fund.................    25,559,001      54,872,969
Hartford International Stock HLS Fund...    18,219,543      39,383,261
Hartford International Stock II HLS
 Fund...................................    21,322,064      30,779,227
Hartford Investors Growth HLS Fund......     1,560,884       2,209,523
Hartford Large Cap Growth HLS Fund......     2,326,587      14,558,892
Hartford Mid Cap Stock HLS Fund.........     8,338,177       8,410,760
Hartford Money Market HLS Fund..........    61,895,476      81,026,291
Hartford Multisector Bond HLS Fund......     8,606,443      10,812,631
Hartford Small Cap Value HLS Fund.......    21,472,249      23,969,925
Hartford SmallCap Growth HLS Fund.......     6,641,987      39,008,665
Hartford U.S. Government Securities HLS
 Fund...................................    72,897,893      44,085,780
Hartford Value Opportunities HLS Fund...     7,649,101      24,885,043
ING VP Emerging Markets Fund............       406,249         405,342
ING VP Natural Resources Trust..........       715,217         986,433
INVESCO Health Sciences Fund............     1,353,320       2,428,945
Invesco Technology Fund.................     3,339,211       6,981,421
INVESCO Equity Fund.....................     1,710,944       2,448,688
Kelmoore Strategy Variable Eagle Fund...     1,482,965         121,374
Kelmoore Strategy Variable Fund.........     1,832,019         508,145

_____________________________________ SA-65 ____________________________________

 VARIABLE ACCOUNT D
--------------------------------------------------------------------------------
FORTIS BENEFITS INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2002

                                           PURCHASES       PROCEEDS
FUND                                        AT COST       FROM SALES
----                                      ------------  --------------
MFS Emerging Growth Series..............  $    589,438  $    5,025,546
MFS High Income Series..................     2,954,735       4,168,496
MFS Strategic Income Series.............       543,349         560,132
Montgomery Variable Series: Emerging
 Markets Fund...........................    18,504,269      18,258,186
Neuberger Berman AMT Limited Maturity
 Bond Portfolio.........................     1,533,690       1,847,428
Neuberger Berman AMT Partners
 Portfolio..............................       440,558         765,889
SAFECO Equity Portfolio.................       650,261         891,048
SAFECO Growth Opportunities Portfolio...     2,744,380       4,780,106
Scudder International Portfolio.........        79,938       1,657,309
The Strong Discovery Fund II............       448,912         918,304
The Strong International Stock
 Fund II................................     3,363,215       4,371,834
The Strong Mid Cap Growth Fund II.......     1,353,872       1,089,531
Van Eck Worldwide Bond Fund Fund........     2,020,705       1,843,264
Van Eck Worldwide Hard Assets Fund......     2,170,444       2,195,663
Wells Fargo Asset Allocation Fund.......     1,304,125       1,666,011
Wells Fargo Corporate Bond Fund.........     2,777,585       8,807,714
Wells Fargo Equity Income Fund..........     1,500,147      21,345,920
Wells Fargo Equity Value Fund...........       635,116         346,139
Wells Fargo Growth Fund.................       181,935         254,243
Wells Fargo International Equity Fund...       196,545         143,023
Wells Fargo Large Company Growth Fund...       391,794      12,299,650
Wells Fargo Small Cap Growth Fund.......       613,126       3,613,813
                                          ------------  --------------
                                          $636,464,877  $1,099,881,348
                                          ============  ==============

 5.  CHANGES IN SHARES* OUTSTANDING

    The changes in shares outstanding for the year ended December 31, 2002 was as follows:

                                             SHARES         SHARES
FUND NAME                                  PURCHASED         SOLD
---------                                 ------------  --------------
AIM V.I. International Growth Fund......        12,271          67,364
AIM V.I. Premier Equity Fund............        29,118         245,991
Alliance International Portfolio........     3,784,911       3,757,205
Alliance Money Market Porfolio..........    72,916,906      81,774,021
Alliance Premier Growth Portfolio.......        68,100         146,185
American Century VP Balanced Fund.......        59,353          93,962
American Century VP Capital Appreciation
 Fund...................................        97,035         148,955
Federated American Leaders Fund II......       513,857         682,238
Federated Capital Appreciation
 Fund II................................       939,544         192,097
Federated Equity Income Fund II.........       169,756         635,873
Federated Fund for U.S. Government
 Securities Fund II.....................       670,352         696,327
Federated Growth Strategies Fund II.....        42,384         527,908
Federated High Income Bond Fund II......     1,184,844       1,033,254
Federated International Equity
 Fund II................................        38,611         346,701
Federated International Small Company
 Fund II................................        41,792          76,788
Federated Prime Money Fund II...........     5,666,581       5,481,269
Federated Quality Bond Fund II..........       192,889          83,297
Federated Total Return Bond Fund II.....       213,398          74,120
Federated Utility Fund II...............       114,564         230,823
Hartford Advisors HLS Fund, Inc.........   195,863,234     210,009,176
Hartford American Leaders HLS Fund......       328,429         331,977
Hartford Blue Chip Stock HLS Fund.......       164,514       2,252,150
Hartford Blue Chip Stock II HLS Fund....       340,877         469,237

_____________________________________ SA-66 ____________________________________

                                             SHARES         SHARES
FUND NAME                                  PURCHASED         SOLD
---------                                 ------------  --------------
Hartford Bond HLS Fund, Inc.............    87,062,287      87,563,296
Hartford Capital Opportunities HLS
 Fund...................................       479,265         668,668
Hartford Global Equity HLS Fund.........       405,025         402,556
Hartford Global Leaders HLS Fund........   126,013,309     126,023,023
Hartford Growth and Income HLS Fund.....   147,121,107     146,469,455
Hartford Growth Opportunities HLS
 Fund...................................       227,580       4,337,470
Hartford High Yield HLS Fund............    52,607,256      55,154,753
Hartford Index HLS Fund.................    77,310,996      85,078,553
Hartford International Stock HLS Fund...     1,829,189       3,387,040
Hartford International Stock II HLS
 Fund...................................     2,644,113       3,254,987
Hartford Investors Growth HLS Fund......       255,620         337,302
Hartford Large Cap Growth HLS Fund......       287,876       1,457,826
Hartford Mid Cap Stock HLS Fund.........       842,197         837,293
Hartford Money Market HLS Fund..........   148,880,797      60,661,404
Hartford Multisector Bond HLS Fund......       817,226       1,022,286
Hartford Small Cap Value HLS Fund.......     1,606,369       1,837,824
Hartford SmallCap Growth HLS Fund.......       480,818       2,294,909
Hartford U.S. Government Securities HLS
 Fund...................................     6,729,076       4,059,514
Hartford Value Opportunities HLS Fund...       561,406       1,833,432
ING VP Emerging Markets Fund............        74,374          74,323
ING VP Natural Resources Trust..........        56,259          73,738
INVESCO Health Science Fund.............        81,554         143,248
Invesco Technology Fund.................       284,171         444,490
INVESTCO Equity Fund....................        94,209         128,539
Kelmoore Strategy Variable Eagle Fund...       313,607          25,910
Kelmoore Strategy Variable Fund.........       226,106          64,087
MFS Emerging Growth Series..............        39,039         258,226
MFS High Income Series..................       330,114         455,199
MFS Strategic Income Series.............        53,678          55,152
Montgomery Variable Series: Emerging
 Markets Fund...........................     2,494,602       2,478,850
Neuberger Berman AMT Limited Maturity
 Bond Portfolio.........................       115,468         140,009
Neuberger Berman AMT Partners
 Portfolio..............................        30,362          49,774
SAFECO Equity Portfolio.................        30,561          39,106
SAFECO Growth Opportunities Portfolio...       145,440         240,318
Scudder International Portfolio.........        10,496         171,609
The Strong Discovery Fund II............        43,885          88,279
The Strong International Stock
 Fund II................................       568,704         701,575
The Strong Mid Cap Growth Fund II.......        97,622          70,279
Van Eck Worldwide Bond Fund Fund........       201,747         185,772
Van Eck Worldwide Hard Assets Fund......       192,652         193,116
Wells Fargo Asset Allocation Fund.......       115,830         137,114
Wells Fargo Corporate Bond Fund.........       273,203         851,320
Wells Fargo Equity Income Fund..........       109,156       1,406,136
Wells Fargo Equity Value Fund...........        80,992          41,642
Wells Fargo Growth Fund.................        14,513          15,427
Wells Fargo International Equity Fund...        29,540          20,070
Wells Fargo Large Company Growth Fund...        48,310       1,351,596
Wells Fargo Small Cap Growth Fund.......       102,201         426,966
                                          ------------  --------------
                                           945,873,227     906,370,377
                                          ============  ==============

  * Shares are equivalent of units owned by participants prior to applicable management fees.

_____________________________________ SA-67 ____________________________________

 VARIABLE ACCOUNT D
--------------------------------------------------------------------------------
FORTIS BENEFITS INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2002

 6.  FINANCIAL HIGHLIGHTS

    The following is a summary of units, unit fair value, contract owners' equity, expense ratios, investment income ratios, and total return showing the minimum and maximum contract charges for which a series of each sub-account has outstanding units.

                                                                                         INVESTMENT
                                                   UNIT         CONTRACT      EXPENSE      INCOME       TOTAL
                                      UNITS     FAIR VALUE#  OWNERS' EQUITY    RATIO*      RATIO**    RETURN***
                                   -----------  -----------  --------------  ----------  -----------  ----------
AIM V.I. INTERNATIONAL GROWTH FUND
  2002  Lowest contract charges        426,295  $ 6.791448    $  2,895,163        0.78%        0.54%     (16.85)%
        Highest contract charges       --           --            --            --           --          --
        Remaining contract
        charges                        --           --            --            --           --          --
  2001  Lowest contract charges        523,753    8.167428       4,277,716        1.35%        2.35%     (24.65)%
        Highest contract charges       --           --            --            --           --          --
        Remaining contract
        charges                        --           --            --            --           --          --
AIM V.I. PREMIER EQUITY FUND
  2002  Lowest contract charges      1,614,027    7.358154      11,876,257        0.73%        0.30%     (31.23)%
        Highest contract charges       --           --            --            --           --          --
        Remaining contract
        charges                        --           --            --            --           --          --
  2001  Lowest contract charges      2,078,312   10.699617      22,237,137        1.35%        1.85%     (13.82)%
        Highest contract charges       --           --            --            --           --          --
        Remaining contract
        charges                        --           --            --            --           --          --
ALLIANCE INTERNATIONAL PORTFOLIO
  2002  Lowest contract charges        152,267    8.818909       1,342,830    0.002316     0.000578      (15.66)%
        Highest contract charges       --           --            --            --           --          --
        Remaining contract
        charges                        --           --            --            --           --          --
  2001  Lowest contract charges        121,233   10.455866       1,267,593        0.45%        5.34%     (22.80)%
        Highest contract charges       --           --            --            --           --          --
        Remaining contract
        charges                        --           --            --            --           --          --
ALLIANCE MONEY MARKET PORFOLIO
  2002  Lowest contract charges      1,293,123   12.953735      16,750,773        0.26%        0.61%       0.66%
        Highest contract charges       --           --            --            --           --          --
        Remaining contract
        charges                        --           --            --            --           --          --
  2001  Lowest contract charges      1,983,265   12.869044      25,522,722        0.45%        3.38%       3.11%
        Highest contract charges       --           --            --            --           --          --
        Remaining contract
        charges                        --           --            --            --           --          --
ALLIANCE PREMIER GROWTH PORTFOLIO
  2002  Lowest contract charges        236,157   14.421067       3,405,631        0.23%      --          (30.96)%
        Highest contract charges       --           --            --            --           --          --
        Remaining contract
        charges                        --           --            --            --           --          --
  2001  Lowest contract charges        329,053   20.886728       6,872,849        0.45%        5.32%     (17.63)%
        Highest contract charges       --           --            --            --           --          --
        Remaining contract
        charges                        --           --            --            --           --          --
AMERICAN CENTURY VP BALANCED FUND
  2002  Lowest contract charges        111,322   13.343030       1,485,367        0.26%      --           (9.96)%
        Highest contract charges       --           --            --            --           --          --
        Remaining contract
        charges                        --           --            --            --           --          --
  2001  Lowest contract charges        129,088   14.819239       1,912,984        0.45%        5.19%      (4.12)%
        Highest contract charges       --           --            --            --           --          --
        Remaining contract
        charges                        --           --            --            --           --          --

_____________________________________ SA-68 ____________________________________

                                                                                         INVESTMENT
                                                   UNIT         CONTRACT      EXPENSE      INCOME       TOTAL
                                      UNITS     FAIR VALUE#  OWNERS' EQUITY    RATIO*      RATIO**    RETURN***
                                   -----------  -----------  --------------  ----------  -----------  ----------
AMERICAN CENTURY VP CAPITAL APPRECIATION FUND
  2002  Lowest contract charges         58,776  $ 8.764090    $    515,122        0.22%      --          (21.55)%
        Highest contract charges       --           --            --            --           --          --
        Remaining contract
        charges                        --           --            --            --           --          --
  2001  Lowest contract charges         93,352   11.172198       1,042,948        0.45%       34.34%     (28.80)%
        Highest contract charges       --           --            --            --           --          --
        Remaining contract
        charges                        --           --            --            --           --          --
FEDERATED AMERICAN LEADERS FUND II
  2002  Lowest contract charges        157,737   14.419885       2,274,553        0.27%      --          (20.57)%
        Highest contract charges     4,547,855    7.891418      35,889,027        0.84%      --          (21.33)%
        Remaining contract
        charges                      3,093,651      --          24,609,494      --           --          --
  2001  Lowest contract charges        221,592   18.155123       4,023,031        0.45%        1.91%      (4.68)%
        Highest contract charges     4,717,012   10.030588      47,314,404        1.40%        1.91%      (5.59)%
        Remaining contract
        charges                      3,103,719      --          31,319,462      --           --          --
FEDERATED CAPITAL APPRECIATION FUND II
  2002  Lowest contract charges        993,913    4.297109       4,270,954        0.75%      --          (23.88)%
        Highest contract charges     1,044,760    4.275285       4,466,645        0.87%      --          (24.03)%
        Remaining contract
        charges                        --           --            --            --           --          --
  2001  Lowest contract charges        629,588    5.644953       3,553,992        1.20%      --          (25.93)%
        Highest contract charges       620,042    5.627546       3,489,312        1.40%      --          (26.08)%
        Remaining contract
        charges                        --           --            --            --           --          --
FEDERATED EQUITY INCOME FUND II
  2002  Lowest contract charges      1,960,650    7.085521      13,892,226        0.66%      --          (21.69)%
        Highest contract charges     2,934,252    7.029008      20,624,883        0.77%      --          (21.84)%
        Remaining contract
        charges                        --           --            --            --           --          --
  2001  Lowest contract charges      2,167,193    9.047699      19,608,106        1.20%        1.91%     (12.08)%
        Highest contract charges     3,390,314    8.993550      30,490,958        1.40%        1.91%     (12.26)%
        Remaining contract
        charges                        --           --            --            --           --          --
FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES FUND II
  2002  Lowest contract charges        248,397   14.508435       3,603,851        0.31%      --            8.56%
        Highest contract charges       402,331   12.186867       4,903,160        0.97%      --            7.53%
        Remaining contract
        charges                        244,061      --           2,998,240      --           --          --
  2001  Lowest contract charges        455,238   13.364468       6,084,009        0.45%        4.17%       6.55%
        Highest contract charges       327,833   11.333145       3,715,375        1.40%        4.17%       5.54%
        Remaining contract
        charges                        129,337      --           1,474,631      --           --          --
FEDERATED GROWTH STRATEGIES FUND II
  2002  Lowest contract charges      1,495,715    7.579457      11,336,709        0.64%      --          (27.23)%
        Highest contract charges     1,691,106    7.518986      12,715,403        0.74%      --          (27.37)%
        Remaining contract
        charges                        --           --            --            --           --          --
  2001  Lowest contract charges      1,834,415   10.415015      19,105,464        1.20%        1.60%     (23.33)%
        Highest contract charges     2,135,120   10.352671      22,104,190        1.40%        1.60%     (23.49)%
        Remaining contract
        charges                        --           --            --            --           --          --

_____________________________________ SA-69 ____________________________________

 VARIABLE ACCOUNT D
--------------------------------------------------------------------------------
FORTIS BENEFITS INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2002

                                                                                         INVESTMENT
                                                   UNIT         CONTRACT      EXPENSE      INCOME       TOTAL
                                      UNITS     FAIR VALUE#  OWNERS' EQUITY    RATIO*      RATIO**    RETURN***
                                   -----------  -----------  --------------  ----------  -----------  ----------
FEDERATED HIGH INCOME BOND FUND II
  2002  Lowest contract charges        164,850  $11.945703    $  1,969,243        0.30%      --            0.95%
        Highest contract charges       670,423    9.025608       6,050,979        0.94%      --           (0.01)%
        Remaining contract
        charges                        347,006      --           3,157,116      --           --          --
  2001  Lowest contract charges        124,260   11.833851       1,470,477        0.45%       10.44%       0.86%
        Highest contract charges       719,764    9.026496       6,496,943        1.40%       10.44%      (0.10)%
        Remaining contract
        charges                        335,876      --           3,050,039      --           --          --
FEDERATED INTERNATIONAL EQUITY FUND II
  2002  Lowest contract charges        603,310    7.122571       4,297,116        0.65%      --          (23.68)%
        Highest contract charges       683,932    7.065757       4,832,501        0.76%      --          (23.83)%
        Remaining contract
        charges                        --           --            --            --           --          --
  2001  Lowest contract charges        768,142    9.332704       7,168,845        1.20%       13.37%     (30.42)%
        Highest contract charges       879,275    9.276837       8,156,895        1.40%       13.37%     (30.56)%
        Remaining contract
        charges                        --           --            --            --           --          --
FEDERATED INTERNATIONAL SMALL COMPANY FUND II
  2002  Lowest contract charges        121,637    4.671517         568,228        0.68%      --          (18.46)%
        Highest contract charges        67,594    4.647809         314,166        0.79%      --          (18.63)%
        Remaining contract
        charges                        --           --            --            --           --          --
  2001  Lowest contract charges        146,432    5.729301         838,960        1.20%      --          (30.85)%
        Highest contract charges        74,337    5.711655         424,588        1.40%      --          (30.99)%
        Remaining contract
        charges                        --           --            --            --           --          --
FEDERATED PRIME MONEY FUND II
  2002  Lowest contract charges        245,427   11.113480       2,727,545        1.11%        1.20%      16.71%
        Highest contract charges           451    7.791086           3,517        1.33%      --          (17.75)%
        Remaining contract
        charges                        230,892      --           2,516,200      --           --          --
  2001  Lowest contract charges        162,068   11.088059       1,797,025        1.20%        4.58%       2.50%
        Highest contract charges       231,034   11.021733       2,549,375        1.40%        4.58%       2.29%
        Remaining contract
        charges                        --           --            --            --           --          --
FEDERATED QUALITY BOND FUND II
  2002  Lowest contract charges        110,351   12.278394       1,354,936        0.80%      --            8.01%
        Highest contract charges       149,920   12.216190       1,831,456        0.94%      --            7.79%
        Remaining contract
        charges                        --           --            --            --           --          --
  2001  Lowest contract charges         72,713   11.368291         826,616        1.20%        1.51%       6.72%
        Highest contract charges        88,666   11.333361       1,004,889        1.40%        1.51%       6.51%
        Remaining contract
        charges                        --           --            --            --           --          --
FEDERATED TOTAL RETURN BOND FUND II
  2002  Lowest contract charges        191,599   12.191498       2,335,879        0.78%        5.66%       7.13%
        Highest contract charges       190,388   12.106082       2,304,856        0.91%        5.35%       6.92%
        Remaining contract
        charges                        --           --            --            --           --          --
  2001  Lowest contract charges        108,126   11.379713       1,230,444        1.20%       15.12%       7.86%
        Highest contract charges       169,663   11.322631       1,921,034        1.40%       15.12%       7.64%
        Remaining contract
        charges                        --           --            --            --           --          --

_____________________________________ SA-70 ____________________________________

                                                                                         INVESTMENT
                                                   UNIT         CONTRACT      EXPENSE      INCOME       TOTAL
                                      UNITS     FAIR VALUE#  OWNERS' EQUITY    RATIO*      RATIO**    RETURN***
                                   -----------  -----------  --------------  ----------  -----------  ----------
FEDERATED UTILITY FUND II
  2002  Lowest contract charges         27,425  $ 9.178114    $    251,709        0.25%      --          (24.25)%
        Highest contract charges       545,226    5.758902       3,139,901        0.78%      --          (24.97)%
        Remaining contract
        charges                        247,025      --           1,434,028      --           --          --
  2001  Lowest contract charges         38,878   12.116197         471,048        0.45%        3.61%     (14.16)%
        Highest contract charges       652,755    7.675148       5,009,988        1.40%        3.61%     (14.98)%
        Remaining contract
        charges                        308,116      --           2,379,077      --           --          --
HARTFORD ADVISORS HLS FUND, INC.
  2002  Lowest contract charges        486,552    9.852516       4,793,766        0.70%        3.07%     (15.95)%
        Highest contract charges     2,525,096    8.847599      22,341,034        1.04%        2.90%     (16.46)%
        Remaining contract
        charges                     94,026,782      --         281,142,240      --           --          --
  2001  Lowest contract charges        728,837   11.722866       8,544,058        1.25%       11.73%      (8.04)%
        Highest contract charges     2,364,104   10.590650      25,037,398        1.85%       11.73%      (8.60)%
        Remaining contract
        charges                    122,798,944      --         437,312,823      --           --          --
HARTFORD AMERICAN LEADERS HLS FUND
  2002  Lowest contract charges         32,327    7.839732         253,433        0.75%        1.09%     (20.90)%
        Highest contract charges       456,017    7.715214       3,518,272        1.10%        1.21%     (21.40)%
        Remaining contract
        charges                        699,967      --           5,472,896      --           --          --
  2001  Lowest contract charges         48,053    9.911251         476,270        1.25%        1.12%      (4.69)%
        Highest contract charges       396,991    9.815663       3,895,537        1.85%        1.12%      (5.27)%
        Remaining contract
        charges                        749,948      --           7,420,516      --           --          --
HARTFORD BLUE CHIP STOCK HLS FUND
  2002  Lowest contract charges        372,972    7.914933       2,952,049        0.68%      --          (25.34)%
        Highest contract charges     1,470,287    6.926832      10,184,430        1.01%      --          (25.78)%
        Remaining contract
        charges                      7,487,321      --          97,877,954      --           --          --
  2001  Lowest contract charges        530,321   10.600670       5,621,754        1.25%      --          (15.49)%
        Highest contract charges     1,378,018    9.333245      12,681,380        1.85%      --          (16.00)%
        Remaining contract
        charges                      9,324,745      --         163,424,964      --           --          --
HARTFORD BLUE CHIP STOCK II HLS FUND
  2002  Lowest contract charges         66,907    4.881443         326,604        0.72%      --          (26.97)%
        Highest contract charges       912,755    4.803831       4,384,721        1.06%      --          (27.40)%
        Remaining contract
        charges                      1,218,958      --           5,934,363      --           --          --
  2001  Lowest contract charges         80,859    6.683772         540,444        1.25%      --          (23.47)%
        Highest contract charges       831,453    6.617184       5,501,871        1.85%      --          (23.93)%
        Remaining contract
        charges                      1,387,809      --           9,260,298      --           --          --
HARTFORD BOND HLS FUND, INC.
  2002  Lowest contract charges        153,412   12.179130       1,868,425        0.89%        4.76%       8.75%
        Highest contract charges       425,861   11.968304       5,096,839        1.31%        3.93%       8.10%
        Remaining contract
        charges                     32,034,964      --          77,584,807      --           --          --
  2001  Lowest contract charges        155,573   11.198762       1,742,219        1.25%        7.77%       5.36%
        Highest contract charges       263,903   11.071166       2,921,717        1.85%        7.77%       4.72%
        Remaining contract
        charges                     34,033,056      --          75,865,605      --           --          --

_____________________________________ SA-71 ____________________________________

 VARIABLE ACCOUNT D
--------------------------------------------------------------------------------
FORTIS BENEFITS INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2002

                                                                                         INVESTMENT
                                                   UNIT         CONTRACT      EXPENSE      INCOME       TOTAL
                                      UNITS     FAIR VALUE#  OWNERS' EQUITY    RATIO*      RATIO**    RETURN***
                                   -----------  -----------  --------------  ----------  -----------  ----------
HARTFORD CAPITAL OPPORTUNITIES HLS FUND
  2002  Lowest contract charges         56,380  $ 4.641965    $    261,713        0.69%      --          (29.73)%
        Highest contract charges       930,914    4.568148       4,252,553        1.02%      --          (30.16)%
        Remaining contract
        charges                      1,356,092      --           6,278,103      --           --          --
  2001  Lowest contract charges         61,945    6.606241         409,227        1.25%      --          (24.59)%
        Highest contract charges     1,020,207    6.540416       5,267,857        1.85%      --          (25.04)%
        Remaining contract
        charges                      1,644,544      --          10,846,112      --           --          --
HARTFORD GLOBAL EQUITY HLS FUND
  2002  Lowest contract charges         22,177    7.206686         159,824        0.75%        0.34%     (12.90)%
        Highest contract charges       229,016    7.092206       1,624,229        1.10%        0.37%     (13.42)%
        Remaining contract
        charges                        426,913      --           3,068,404      --           --          --
  2001  Lowest contract charges         21,654    8.273570         179,159        1.25%        1.29%     (10.75)%
        Highest contract charges       200,697    8.191210       1,643,956        1.85%        1.29%     (11.29)%
        Remaining contract
        charges                        445,392      --           3,678,829      --           --          --
HARTFORD GLOBAL LEADERS HLS FUND
  2002  Lowest contract charges        124,493    7.214026         898,092        0.69%        0.76%     (20.33)%
        Highest contract charges       924,972    6.597312       6,102,330        1.01%        0.84%     (20.81)%
        Remaining contract
        charges                      6,785,262      --         108,830,434      --           --          --
  2001  Lowest contract charges        169,669    9.055264       1,536,402        1.25%        5.20%     (24.75)%
        Highest contract charges       933,096    8.331021       7,773,641        1.85%        5.20%     (25.20)%
        Remaining contract
        charges                      8,667,084      --         174,531,315      --           --          --
HARTFORD GROWTH AND INCOME HLS FUND
  2002  Lowest contract charges        205,665    7.663448       1,576,102        0.66%        0.40%     (25.63)%
        Highest contract charges       611,762    7.648015       4,678,761        0.98%        0.37%     (26.07)%
        Remaining contract
        charges                      5,865,772      --          95,878,835      --           --          --
  2001  Lowest contract charges        245,532   10.303923       2,529,941        1.25%        8.55%     (10.70)%
        Highest contract charges       539,410   10.345191       5,580,300        1.85%        8.55%     (11.24)%
        Remaining contract
        charges                      7,747,879      --         170,449,467      --           --          --
HARTFORD GROWTH OPPORTUNITIES HLS FUND
  2002  Lowest contract charges        245,809    8.886820       2,184,458        0.67%      --          (28.55)%
        Highest contract charges     1,744,801    7.888117      13,763,197        0.99%      --          (28.98)%
        Remaining contract
        charges                     80,191,785      --         271,668,462      --           --          --
  2001  Lowest contract charges        327,471   12.437927       4,073,063        1.25%       23.84%     (23.82)%
        Highest contract charges     1,632,289   11.106747      18,129,419        1.85%       23.84%     (24.28)%
        Remaining contract
        charges                     98,399,513      --         468,234,268      --           --          --
HARTFORD HIGH YIELD HLS FUND
  2002  Lowest contract charges         58,752    8.216739         482,752        0.75%        8.96%      (8.29)%
        Highest contract charges       406,371    8.497341       3,453,075        1.11%        5.08%      (8.84)%
        Remaining contract
        charges                      2,493,238      --          26,954,214      --           --          --
  2001  Lowest contract charges         93,078    8.959495         833,930        1.25%       12.07%      (0.02)%
        Highest contract charges       313,259    9.321291       2,919,978        1.85%       12.07%      (0.62)%
        Remaining contract
        charges                      3,253,131      --          38,387,088      --           --          --

_____________________________________ SA-72 ____________________________________

                                                                                         INVESTMENT
                                                   UNIT         CONTRACT      EXPENSE      INCOME       TOTAL
                                      UNITS     FAIR VALUE#  OWNERS' EQUITY    RATIO*      RATIO**    RETURN***
                                   -----------  -----------  --------------  ----------  -----------  ----------
HARTFORD INDEX HLS FUND
  2002  Lowest contract charges        347,163  $11.961142    $  4,152,464        0.24%        1.02%     (22.82)%
        Highest contract charges     1,389,538    6.646124       9,235,043        1.00%        1.08%     (23.89)%
        Remaining contract
        charges                     10,475,618      --         134,641,587      --           --          --
  2001  Lowest contract charges        471,495   15.497037       7,306,776        0.45%        3.47%     (12.68)%
        Highest contract charges     1,184,304    8.732415      10,341,831        1.85%        3.47%     (13.90)%
        Remaining contract
        charges                     13,218,887      --         222,047,426      --           --          --
HARTFORD INTERNATIONAL STOCK HLS FUND
  2002  Lowest contract charges        165,322    7.150194       1,182,087        0.72%      --          (10.87)%
        Highest contract charges       975,053    6.420100       6,259,938        1.05%      --          (11.40)%
        Remaining contract
        charges                      3,935,622      --          45,998,245      --           --          --
  2001  Lowest contract charges        235,097    8.021914       1,885,931        1.25%        8.41%     (25.23)%
        Highest contract charges     1,020,207    7.246202       7,392,625        1.85%        8.41%     (25.68)%
        Remaining contract
        charges                      5,080,794      --          66,689,252      --           --          --
HARTFORD INTERNATIONAL STOCK II HLS FUND
  2002  Lowest contract charges         80,544    5.773368         465,012        0.68%      --          (18.74)%
        Highest contract charges       200,536    5.658928       1,134,820        1.00%      --          (19.23)%
        Remaining contract
        charges                      1,628,590      --          14,985,348      --           --          --
  2001  Lowest contract charges        105,282    7.104809         748,009        1.25%      --          (22.46)%
        Highest contract charges       167,684    7.005939       1,174,784        1.85%      --          (22.93)%
        Remaining contract
        charges                      2,086,115      --          23,645,720      --           --          --
HARTFORD INVESTORS GROWTH HLS FUND
  2002  Lowest contract charges         41,027    4.705879         193,069        0.70%      --          (28.89)%
        Highest contract charges       633,173    4.631052       2,932,257        1.04%      --          (29.32)%
        Remaining contract
        charges                        920,231      --           4,318,907      --           --          --
  2001  Lowest contract charges         52,778    6.618179         349,291        1.25%      --          (25.73)%
        Highest contract charges       566,982    6.552243       3,715,005        1.85%      --          (26.18)%
        Remaining contract
        charges                      1,036,660      --           6,849,335      --           --          --
HARTFORD LARGE CAP GROWTH HLS FUND
  2002  Lowest contract charges        217,037    6.854930       1,487,776        0.67%      --          (31.90)%
        Highest contract charges     1,316,175    5.311709       6,991,140        0.98%      --          (32.30)%
        Remaining contract
        charges                      4,227,456      --          28,843,516      --           --          --
  2001  Lowest contract charges        312,590   10.065494       3,146,373        1.25%      --          (15.96)%
        Highest contract charges     1,172,964    7.846572       9,203,745        1.85%      --          (16.47)%
        Remaining contract
        charges                      5,342,833      --          53,580,897      --           --          --
HARTFORD MID CAP STOCK HLS FUND
  2002  Lowest contract charges        125,793    9.208382       1,158,349        0.75%      --          (14.14)%
        Highest contract charges       644,102    9.827596       6,329,974        1.10%      --          (14.65)%
        Remaining contract
        charges                      2,645,292      --          24,245,095      --           --          --
  2001  Lowest contract charges        150,860   10.724770       1,617,944        1.25%        0.29%      (5.37)%
        Highest contract charges       530,214   11.514934       6,105,383        1.85%        0.29%      (5.94)%
        Remaining contract
        charges                      2,688,533      --          28,728,065      --           --          --

_____________________________________ SA-73 ____________________________________

 VARIABLE ACCOUNT D
--------------------------------------------------------------------------------
FORTIS BENEFITS INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2002

                                                                                         INVESTMENT
                                                   UNIT         CONTRACT      EXPENSE      INCOME       TOTAL
                                      UNITS     FAIR VALUE#  OWNERS' EQUITY    RATIO*      RATIO**    RETURN***
                                   -----------  -----------  --------------  ----------  -----------  ----------
HARTFORD MONEY MARKET HLS FUND
  2002  Lowest contract charges        514,961  $11.483100    $  5,913,354        0.79%        0.82%       0.25%
        Highest contract charges       677,310   10.692495       7,242,133        1.17%        0.83%      (0.35)%
        Remaining contract
        charges                     45,288,135      --          85,908,865      --           --          --
  2001  Lowest contract charges        742,636   11.454945       8,506,850        1.25%        4.89%       2.65%
        Highest contract charges       810,671   10.730512       8,698,914        1.85%        4.89%       2.03%
        Remaining contract
        charges                     55,937,862      --         104,568,660      --           --          --
HARTFORD MULTISECTOR BOND HLS FUND
  2002  Lowest contract charges         67,466   11.044874         745,154        0.80%      --            2.65%
        Highest contract charges       580,449   10.571267       6,136,086        1.17%      --            2.03%
        Remaining contract
        charges                      1,248,047      --          16,582,530      --           --          --
  2001  Lowest contract charges         97,288   10.760066       1,046,825        1.25%      --            4.29%
        Highest contract charges       507,607   10.360679       5,259,150        1.85%      --            3.67%
        Remaining contract
        charges                      1,539,157      --          19,943,130      --           --          --
HARTFORD SMALL CAP VALUE HLS FUND
  2002  Lowest contract charges        163,125   13.407867       2,187,159        0.68%      --          (16.22)%
        Highest contract charges       710,182   13.120084       9,317,646        1.01%      --          (16.72)%
        Remaining contract
        charges                      3,868,824      --          51,630,547      --           --          --
  2001  Lowest contract charges        256,560   16.003285       4,105,802        1.25%      --           19.49%
        Highest contract charges       594,566   15.754177       9,366,898        1.85%      --           18.77%
        Remaining contract
        charges                      4,532,052      --          72,261,786      --           --          --
HARTFORD SMALLCAP GROWTH HLS FUND
  2002  Lowest contract charges        164,255    9.991385       1,641,131        0.68%      --          (29.72)%
        Highest contract charges     1,262,239    7.378253       9,313,120        1.00%      --          (30.14)%
        Remaining contract
        charges                      5,928,611      --          89,747,902      --           --          --
  2001  Lowest contract charges        218,231   14.216408       3,102,456        1.25%       10.93%     (21.18)%
        Highest contract charges     1,171,384   10.561596      12,371,683        1.85%       10.93%     (21.66)%
        Remaining contract
        charges                      7,229,080      --         155,867,510      --           --          --
HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND
  2002  Lowest contract charges        656,520   13.130818       8,620,640        0.95%      --            9.36%
        Highest contract charges     1,985,360   12.519929      24,856,562        1.42%      --            8.70%
        Remaining contract
        charges                      7,080,501      --         161,292,316      --           --          --
  2001  Lowest contract charges        604,509   12.007389       7,258,573        1.25%        5.17%       6.20%
        Highest contract charges     1,613,505   11.517702      18,583,866        1.85%        5.17%       5.56%
        Remaining contract
        charges                      6,250,398      --         130,331,819      --           --          --
HARTFORD VALUE OPPORTUNITIES HLS FUND
  2002  Lowest contract charges        169,665    8.710400       1,477,848        0.67%      --          (25.89)%
        Highest contract charges       843,587    9.047624       7,632,462        0.99%      --          (26.33)%
        Remaining contract
        charges                      3,889,399      --          51,382,065      --           --          --
  2001  Lowest contract charges        224,188   11.752597       2,634,794        1.25%       13.81%      (3.76)%
        Highest contract charges       687,765   12.281243       8,446,612        1.85%       13.81%      (4.34)%
        Remaining contract
        charges                      5,065,823      --          90,388,216      --           --          --

_____________________________________ SA-74 ____________________________________

                                                                                         INVESTMENT
                                                   UNIT         CONTRACT      EXPENSE      INCOME       TOTAL
                                      UNITS     FAIR VALUE#  OWNERS' EQUITY    RATIO*      RATIO**    RETURN***
                                   -----------  -----------  --------------  ----------  -----------  ----------
ING VP EMERGING MARKETS FUND
  2002  Lowest contract charges          3,951  $ 6.418426    $     25,356        0.18%      --           (9.74)%
        Highest contract charges       --           --            --            --           --          --
        Remaining contract
        charges                        --           --            --            --           --          --
  2001  Lowest contract charges          3,847    7.110870          27,358        0.45%       13.90%     (11.04)%
        Highest contract charges       --           --            --            --           --          --
        Remaining contract
        charges                        --           --            --            --           --          --
ING VP NATURAL RESOURCES TRUST
  2002  Lowest contract charges          9,423   11.230070         105,822        0.20%        0.22%      (2.54)%
        Highest contract charges       --           --            --            --           --          --
        Remaining contract
        charges                        --           --            --            --           --          --
  2001  Lowest contract charges         28,201   11.522300         324,939        0.45%      --          (16.31)%
        Highest contract charges       --           --            --            --           --          --
        Remaining contract
        charges                        --           --            --            --           --          --
INVESCO HEALTH SCIENCE FUND
  2002  Lowest contract charges        152,438   13.898552       2,118,665        0.24%      --          (24.54)%
        Highest contract charges       --           --            --            --           --          --
        Remaining contract
        charges                        --           --            --            --           --          --
  2001  Lowest contract charges        213,189   18.419133       3,926,765        0.45%        0.01%     (13.26)%
        Highest contract charges       --           --            --            --           --          --
        Remaining contract
        charges                        --           --            --            --           --          --
INVESCO TECHNOLOGY FUND
  2002  Lowest contract charges        274,046    8.031808       2,201,084        0.21%      --          (47.08)%
        Highest contract charges       --           --            --            --           --          --
        Remaining contract
        charges                        --           --            --            --           --          --
  2001  Lowest contract charges        435,107   15.178231       6,604,189        0.45%      --          (46.07)%
        Highest contract charges       --           --            --            --           --          --
        Remaining contract
        charges                        --           --            --            --           --          --
INVESCO EQUITY FUND
  2002  Lowest contract charges        165,820   12.116737       2,009,197        0.25%        1.32%     (18.58)%
        Highest contract charges       --           --            --            --           --          --
        Remaining contract
        charges                        --           --            --            --           --          --
  2001  Lowest contract charges        212,497   14.882395       3,162,464        0.45%        0.45%     (10.30)%
        Highest contract charges       --           --            --            --           --          --
        Remaining contract
        charges                        --           --            --            --           --          --
KELMOORE STRATEGY VARIABLE EAGLE FUND
  2002  Lowest contract charges        208,202    4.276808         890,441        0.76%        3.57%     (29.32)%
        Highest contract charges       248,468    4.236020       1,052,514        1.04%        5.26%     (29.64)%
        Remaining contract
        charges                        --           --            --            --           --          --
  2001  Lowest contract charges        102,968    6.050875         623,049        1.15%      --          (39.59)%
        Highest contract charges        70,183    6.020230         422,519        1.60%      --          (39.86)%
        Remaining contract
        charges                        --           --            --            --           --          --

_____________________________________ SA-75 ____________________________________

 VARIABLE ACCOUNT D
--------------------------------------------------------------------------------
FORTIS BENEFITS INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2002

                                                                                         INVESTMENT
                                                   UNIT         CONTRACT      EXPENSE      INCOME       TOTAL
                                      UNITS     FAIR VALUE#  OWNERS' EQUITY    RATIO*      RATIO**    RETURN***
                                   -----------  -----------  --------------  ----------  -----------  ----------
KELMOORE STRATEGY VARIABLE FUND
  2002  Lowest contract charges        489,254  $ 7.297712    $  3,570,437        0.68%        3.65%     (15.70)%
        Highest contract charges       248,394    7.228207       1,795,444        0.95%        3.94%     (16.08)%
        Remaining contract
        charges                        --           --            --            --           --          --
  2001  Lowest contract charges        384,838    8.657088       3,331,576        1.15%      --          (13.57)%
        Highest contract charges       207,065    8.613340       1,783,520        1.60%      --          (13.96)%
        Remaining contract
        charges                        --           --            --            --           --          --
MFS EMERGING GROWTH SERIES
  2002  Lowest contract charges        119,830   11.314430       1,355,805        0.23%      --          (34.06)%
        Highest contract charges       824,144    6.601108       5,440,266        0.72%      --          (34.68)%
        Remaining contract
        charges                        --           --            --            --           --          --
  2001  Lowest contract charges        177,946   17.158125       3,053,214        0.45%        5.85%     (33.78)%
        Highest contract charges     1,099,614   10.106338      11,113,067        1.35%        5.85%     (34.41)%
        Remaining contract
        charges                        --           --            --            --           --          --
MFS HIGH INCOME SERIES
  2002  Lowest contract charges        109,510   12.531160       1,372,289        0.26%      --            2.11%
        Highest contract charges       484,986    9.323154       4,521,601        0.80%      --            1.14%
        Remaining contract
        charges                        --           --            --            --           --          --
  2001  Lowest contract charges        124,454   12.272332       1,527,264        0.45%        8.88%       1.62%
        Highest contract charges       627,860    9.217783       5,787,476        1.35%        8.88%       0.65%
        Remaining contract
        charges                        --           --            --            --           --          --
MFS STRATEGIC INCOME SERIES
  2002  Lowest contract charges          3,964   12.553012          49,761        0.26%      --            7.91%
        Highest contract charges       --           --            --            --           --          --
        Remaining contract
        charges                        --           --            --            --           --          --
  2001  Lowest contract charges          5,382   11.632921          62,606        0.45%        6.33%       4.29%
        Highest contract charges       --           --            --            --           --          --
        Remaining contract
        charges                        --           --            --            --           --          --
MONTGOMERY VARIABLE SERIES: EMERGING MARKETS FUND
  2002  Lowest contract charges        125,303    6.362592         797,255        0.24%        0.11%     (10.09)%
        Highest contract charges       --           --            --            --           --          --
        Remaining contract
        charges                        --           --            --            --           --          --
  2001  Lowest contract charges        108,884    7.076607         770,531        0.45%      --           (7.38)%
        Highest contract charges       --           --            --            --           --          --
        Remaining contract
        charges                        --           --            --            --           --          --
NEUBERGER BERMAN AMT LIMITED MATURITY BOND PORTFOLIO
  2002  Lowest contract charges         74,297   13.308572         988,780        0.26%      --            4.87%
        Highest contract charges       --           --            --            --           --          --
        Remaining contract
        charges                        --           --            --            --           --          --
  2001  Lowest contract charges        103,806   12.690569       1,317,353        0.45%        4.19%      (3.30)%
        Highest contract charges       --           --            --            --           --          --
        Remaining contract
        charges                        --           --            --            --           --          --

_____________________________________ SA-76 ____________________________________

                                                                                         INVESTMENT
                                                   UNIT         CONTRACT      EXPENSE      INCOME       TOTAL
                                      UNITS     FAIR VALUE#  OWNERS' EQUITY    RATIO*      RATIO**    RETURN***
                                   -----------  -----------  --------------  ----------  -----------  ----------
NEUBERGER BERMAN AMT PARTNERS PORTFOLIO
  2002  Lowest contract charges         94,430  $10.135482    $    957,094        0.23%      --          (24.48)%
        Highest contract charges       --           --            --            --           --          --
        Remaining contract
        charges                        --           --            --            --           --          --
  2001  Lowest contract charges        116,299   13.421767       1,560,953        0.45%        3.53%     (13.26)%
        Highest contract charges       --           --            --            --           --          --
        Remaining contract
        charges                        --           --            --            --           --          --
SAFECO EQUITY PORTFOLIO
  2002  Lowest contract charges        187,558    9.711024       1,821,378        0.24%        1.05%     (26.24)%
        Highest contract charges       --           --            --            --           --          --
        Remaining contract
        charges                        --           --            --            --           --          --
  2001  Lowest contract charges        205,141   13.165723       2,700,828        0.45%        0.71%      (9.80)%
        Highest contract charges       --           --            --            --           --          --
        Remaining contract
        charges                        --           --            --            --           --          --
SAFECO GROWTH OPPORTUNITIES PORTFOLIO
  2002  Lowest contract charges        217,356   11.018552       2,394,949        0.22%        0.00%     (37.95)%
        Highest contract charges       --           --            --            --           --          --
        Remaining contract
        charges                        --           --            --            --           --          --
  2001  Lowest contract charges        334,075   17.757031       5,932,183        0.45%        2.76%      18.60%
        Highest contract charges       --           --            --            --           --          --
        Remaining contract
        charges                        --           --            --            --           --          --
SCUDDER INTERNATIONAL PORTFOLIO
  2002  Lowest contract charges        205,048   10.694936       2,192,974        0.74%      --          (19.40)%
        Highest contract charges       --           --            --            --           --          --
        Remaining contract
        charges                        --           --            --            --           --          --
  2001  Lowest contract charges        301,812   13.269274       4,004,824        1.35%       18.49%     (31.83)%
        Highest contract charges       --           --            --            --           --          --
        Remaining contract
        charges                        --           --            --            --           --          --
THE STRONG MID CAP GROWTH FUND II
  2002  Lowest contract charges         56,446    6.761785         381,677        0.12%      --          (37.83)%
        Highest contract charges       --           --            --            --           --          --
        Remaining contract
        charges                        --           --            --            --           --          --
  2001  Lowest contract charges         15,010   10.875698         163,247        0.45%      --            8.76%
        Highest contract charges       --           --            --            --           --          --
        Remaining contract
        charges                        --           --            --            --           --          --
VAN ECK WORLDWIDE BOND FUND
  2002  Lowest contract charges         31,756   12.540005         398,216        0.33%      --           21.11%
        Highest contract charges       --           --            --            --           --          --
        Remaining contract
        charges                        --           --            --            --           --          --
  2001  Lowest contract charges         17,085   10.354186         176,904        0.45%      --           (5.48)%
        Highest contract charges       --           --            --            --           --          --
        Remaining contract
        charges                        --           --            --            --           --          --

_____________________________________ SA-77 ____________________________________

 VARIABLE ACCOUNT D
--------------------------------------------------------------------------------
FORTIS BENEFITS INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2002

                                                                                         INVESTMENT
                                                   UNIT         CONTRACT      EXPENSE      INCOME       TOTAL
                                      UNITS     FAIR VALUE#  OWNERS' EQUITY    RATIO*      RATIO**    RETURN***
                                   -----------  -----------  --------------  ----------  -----------  ----------
VAN ECK WORLDWIDE HARD ASSETS FUND
  2002  Lowest contract charges         13,424  $ 7.754362    $    104,098        0.20%      --           (3.27)%
        Highest contract charges       --           --            --            --           --          --
        Remaining contract
        charges                        --           --            --            --           --          --
  2001  Lowest contract charges         14,094    8.016455         112,986        0.45%      --          (10.84)%
        Highest contract charges       --           --            --            --           --          --
        Remaining contract
        charges                        --           --            --            --           --          --
WELLS FARGO ASSET ALLOCATION FUND
  2002  Lowest contract charges        679,515    8.224779       5,588,862        0.80%        1.47%     (14.07)%
        Highest contract charges       --           --            --            --           --          --
        Remaining contract
        charges                        --           --            --            --           --          --
  2001  Lowest contract charges        718,488    9.571168       6,876,769        1.35%        4.72%      (8.26)%
        Highest contract charges       --           --            --            --           --          --
        Remaining contract
        charges                        --           --            --            --           --          --
WELLS FARGO CORPORATE BOND FUND
  2002  Lowest contract charges      1,611,369   15.502217      24,979,797        0.82%        3.44%       6.32%
        Highest contract charges       --           --            --            --           --          --
        Remaining contract
        charges                        --           --            --            --           --          --
  2001  Lowest contract charges      2,095,987   14.580525      30,560,590        1.35%        6.58%       5.96%
        Highest contract charges       --           --            --            --           --          --
        Remaining contract
        charges                        --           --            --            --           --          --
WELLS FARGO EQUITY INCOME FUND
  2002  Lowest contract charges      4,039,894   12.693380      51,279,914        0.75%        1.14%     (20.39)%
        Highest contract charges       --           --            --            --           --          --
        Remaining contract
        charges                        --           --            --            --           --          --
  2001  Lowest contract charges      5,314,216   15.943861      84,729,115        1.35%        3.35%      (6.73)%
        Highest contract charges       --           --            --            --           --          --
        Remaining contract
        charges                        --           --            --            --           --          --
WELLS FARGO EQUITY VALUE FUND
  2002  Lowest contract charges        115,781    7.141282         826,827        0.80%        1.20%     (25.15)%
        Highest contract charges       --           --            --            --           --          --
        Remaining contract
        charges                        --           --            --            --           --          --
  2001  Lowest contract charges         78,567    9.540848         749,596        1.35%        0.63%      (7.69)%
        Highest contract charges       --           --            --            --           --          --
        Remaining contract
        charges                        --           --            --            --           --          --
WELLS FARGO GROWTH FUND
  2002  Lowest contract charges         60,257    5.446312         328,181        0.76%        0.11%     (26.87)%
        Highest contract charges       --           --            --            --           --          --
        Remaining contract
        charges                        --           --            --            --           --          --
  2001  Lowest contract charges         61,195    7.447668         455,756        1.35%        8.56%     (20.37)%
        Highest contract charges       --           --            --            --           --          --
        Remaining contract
        charges                        --           --            --            --           --          --

_____________________________________ SA-78 ____________________________________

                                                                                         INVESTMENT
                                                   UNIT         CONTRACT      EXPENSE      INCOME       TOTAL
                                      UNITS     FAIR VALUE#  OWNERS' EQUITY    RATIO*      RATIO**    RETURN***
                                   -----------  -----------  --------------  ----------  -----------  ----------
WELLS FARGO INTERNATIONAL EQUITY FUND
  2002  Lowest contract charges         15,411  $ 5.599926    $     86,298        0.95%        0.09%     (23.99)%
        Highest contract charges       --           --            --            --           --          --
        Remaining contract
        charges                        --           --            --            --           --          --
  2001  Lowest contract charges          5,575    7.367363          41,073        1.35%        0.02%     (17.27)%
        Highest contract charges       --           --            --            --           --          --
        Remaining contract
        charges                        --           --            --            --           --          --
WELLS FARGO LARGE COMPANY GROWTH FUND
  2002  Lowest contract charges      1,862,141   13.538279      25,210,180        0.73%      --          (19.79)%
        Highest contract charges       --           --            --            --           --          --
        Remaining contract
        charges                        --           --            --            --           --          --
  2001  Lowest contract charges      2,482,639   19.072154      47,349,270        1.35%        0.03%     (21.99)%
        Highest contract charges       --           --            --            --           --          --
        Remaining contract
        charges                        --           --            --            --           --          --
WELLS FARGO SMALL CAP GROWTH FUND
  2002  Lowest contract charges        684,722    7.845738       5,372,149        0.69%      --          (39.08)%
        Highest contract charges       --           --            --            --           --          --
        Remaining contract
        charges                        --           --            --            --           --          --
  2001  Lowest contract charges        873,138   12.878267      11,244,511        1.35%      --          (25.44)%
        Highest contract charges       --           --            --            --           --          --
        Remaining contract
        charges                        --           --            --            --           --          --

  * This represents the annualized contract expenses of the variable account for the period indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the underlying fund portfolios and charges made directly to contract owner accounts through the redemption of units.
 ** These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
*** This represents the total return for the period indicated and reflects a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.
  #  Rounded unit values.

_____________________________________ SA-79 ____________________________________

                       REPORT OF INDEPENDENT ACCOUNTANTS
                  --------------------------------------------

To the Board of Directors and Shareholder of Fortis Benefits Insurance Company

In our opinion, the accompanying balance sheets and the related statements of income, of changes in shareholder's equity and of cash flows present fairly, in all material respects, the financial position of Fortis Benefits Insurance Company (the Company), an indirect, wholly owned subsidiary of Fortis (SA/NV) and Fortis N.V. at December 31, 2002 and 2001, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2002, then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP
Minneapolis, Minnesota
February 13, 2003

                       FORTIS BENEFITS INSURANCE COMPANY
                                 BALANCE SHEETS

                                                                 DECEMBER 31
                                                      ----------------------------------
                                                                 2002               2001
                                                      ----------------------------------
                                                      (In thousands, except share data)
 ASSETS
   Investments:
   Fixed maturities, at fair value (amortized cost
    2002 - $2,884,670; 2001 - $2,744,158)               $3,044,689        $ 2,785,442
   Equity securities, at fair value (cost 2002 -
    $108,002; 2001 - $114,049)                             102,214            115,348
   Mortgage loans on real estate, less allowance
    for probable losses (2002 - $13,228; 2001 -
    $13,118)                                               578,517            655,211
   Policy loans                                             10,301              9,935
   Short-term investments                                  282,383            258,790
   Real estate and other investments                        62,248             64,424
                                                      ----------------------------------
                                                         4,080,352          3,889,150
   Cash and cash equivalents                                 9,660             11,704
   Receivables:
   Uncollected premiums                                     62,480             63,080
   Reinsurance recoverable on unpaid and paid
    losses                                               1,151,186          1,104,617
   Other                                                    16,183             34,027
                                                      ----------------------------------
                                                         1,229,849          1,201,724
   Accrued investment income                                45,584             50,999
   Deferred policy acquisition costs                       123,813            108,406
   Property and equipment at cost, less accumulated
    depreciation                                             3,796              4,972
   Federal income tax recoverable                            8,258                 --
   Deferred federal income taxes                           125,317            193,022
   Other assets                                              7,746             12,780
   Identifiable intangible assets, less accumulated
    amortization (2002 - $1,400)                            27,400                 --
   Due from affiliates                                          --             12,044
   Goodwill, less accumulated amortization (2002
    and 2001 - $5,720)                                     156,006            167,992
   Assets held in separate accounts                      3,126,978          4,372,559
                                                      ----------------------------------
                                       TOTAL ASSETS     $8,944,759        $10,025,352
                                                      ----------------------------------
 POLICY RESERVES AND LIABILITIES AND SHAREHOLDER'S
  EQUITY
   Policy reserves and liabilities:
   Future policy benefit reserves:
   Traditional and pre-need life insurance              $1,881,137        $ 1,796,952
   Interest sensitive and investment products            1,020,724          1,052,932
   Accident and health                                   1,264,565          1,110,436
                                                      ----------------------------------
                                                         4,166,426          3,960,320
   Unearned revenues                                        50,145             54,811
   Other policy claims and benefits payable                257,880            265,702
   Policyholder dividends payable                            1,876              2,023
                                                      ----------------------------------
                                                         4,476,327          4,282,856
   Accrued expenses                                         96,099             92,783
   Current income taxes payable                                 --             80,306
   Other liabilities                                        99,120            106,220
   Due to Affiliates                                         3,842                 --
   Deferred gain on reinsurance ceded                      308,167            369,833
   Liabilities related to separate accounts              3,126,978          4,372,559
                                                      ----------------------------------
              TOTAL POLICY RESERVES AND LIABILITIES      8,110,533          9,304,557
                                                      ----------------------------------
 COMMITMENTS AND CONTINGENCIES (NOTE 14)                        --                 --
 SHAREHOLDER'S EQUITY:
   Common stock, $5 par value: authorized, issued
    and outstanding shares - 1,000,000                       5,000              5,000
   Additional paid-in capital                              516,570            516,570
   Retained earnings                                       211,459            170,811
   Accumulated other comprehensive income                  101,197             28,414
                                                      ----------------------------------
                         TOTAL SHAREHOLDER'S EQUITY        834,226            720,795
                                                      ----------------------------------
          TOTAL POLICY RESERVES AND LIABILITIES AND
                               SHAREHOLDER'S EQUITY     $8,944,759        $10,025,352
                                                      ----------------------------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                       FORTIS BENEFITS INSURANCE COMPANY
                              STATEMENTS OF INCOME

                                                            YEARS ENDED DECEMBER 31
                                                      ------------------------------------
                                                            2002         2001         2000
                                                      ------------------------------------
                                                                 (In thousands)
 REVENUES:
   Insurance operations:
   Traditional and pre-need life insurance premiums   $  504,230   $  497,053   $  492,288
   Interest sensitive and investment product policy
    charges                                                2,481       49,690      159,728
   Accident and health insurance premiums              1,179,653    1,000,935      952,228
                                                      ------------------------------------
                                                       1,686,364    1,547,678    1,604,244
   Net investment income                                 258,590      306,377      331,380
   Net realized losses on investments                    (45,801)     (34,437)     (21,629)
   Amortization of gain on reinsured business             61,666       52,179        5,000
   Other income                                           11,619       13,161        9,607
                                                      ------------------------------------
                                     TOTAL REVENUES    1,972,438    1,884,958    1,928,602
                                                      ------------------------------------
 BENEFITS AND EXPENSES:
   Benefits to policyholders:
   Traditional and pre-need life insurance               437,249      422,478      413,326
   Interest sensitive investment products                  3,955       39,701       89,062
   Accident and health claims                            863,561      773,926      750,048
                                                      ------------------------------------
                                                       1,304,765    1,236,105    1,252,436
   Policyholder dividends                                     22          966        2,685
   Amortization of deferred policy acquisition
    costs                                                 47,793       55,936       55,311
   Insurance commissions                                 166,393      141,623      131,772
   General and administrative expenses                   308,592      287,495      348,968
                                                      ------------------------------------
                        TOTAL BENEFITS AND EXPENSES    1,827,565    1,722,125    1,791,172
                                                      ------------------------------------
   Income before federal income taxes                    144,873      162,833      137,430
   Federal income taxes                                   44,225       55,474       44,820
                                                      ------------------------------------
                                         NET INCOME   $  100,648   $  107,359   $   92,610
                                                      ------------------------------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                       FORTIS BENEFITS INSURANCE COMPANY
                 STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY

                                                                                            Accumulated
                                                                Additional                     Other
                                                       Common     Paid-in      Retained    Comprehensive
                                             Total     Stock      Capital      Earnings    (Loss) Income
                                           -------------------------------------------------------------
                                                                  (In thousands)
               BALANCE, DECEMBER 31, 1999  $1,000,291  $5,000    $645,757      $427,328       $(77,794)
 Comprehensive income:
   Net income                                  92,610     --           --        92,610             --
   Change in unrealized gain on
    investments, net                           55,941     --           --            --         55,941
   Change in unrealized loss due to
    foreign currency exchange                  (1,310)                                          (1,310)
                                           -------------------------------------------------------------
   Total comprehensive income                 148,551
   Dividend                                  (156,486)    --           --      (156,486)            --
                                           -------------------------------------------------------------
               BALANCE, DECEMBER 31, 2000  $  991,046  $5,000    $645,757      $363,452       $(23,163)
                                           -------------------------------------------------------------
 Comprehensive income:
   Net income                                 107,359     --           --       107,359             --
   Change in unrealized gain on
    investments, net                           53,062     --           --            --         53,062
   Change in unrealized loss due to
    foreign currency exchange                  (1,485)                                          (1,485)
   Total comprehensive income                 160,421
   Net deemed dividend to parent             (129,187)    --     (129,187)           --             --
   Dividend                                  (300,000)    --           --      (300,000)            --
                                           -------------------------------------------------------------
               BALANCE, DECEMBER 31, 2001  $  720,795  $5,000    $516,570      $170,811       $ 28,414
                                           -------------------------------------------------------------
 Comprehensive income:
   Net income                                 100,648     --           --       100,648             --
   Change in unrealized gain on
    investments, net                           74,696     --           --            --         74,696
   Change in unrealized loss due to
    foreign currency exchange                  (1,913)                                          (1,913)
   Total comprehensive income                 175,344     --           --            --             --
   Dividend                                   (60,000)    --           --       (60,000)            --
                                           -------------------------------------------------------------
               BALANCE, DECEMBER 31, 2002  $  834,226  $5,000    $516,570      $211,459       $101,197
                                           -------------------------------------------------------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                       FORTIS BENEFITS INSURANCE COMPANY
                            STATEMENTS OF CASH FLOWS

                                                              YEARS ENDED DECEMBER 31
                                                      ---------------------------------------
                                                             2002          2001          2000
                                                      ---------------------------------------
                                                                  (In thousands)
 CASH FLOWS FROM OPERATING ACTIVITIES:
   Net income                                         $   100,648   $   107,359   $    92,610
   Adjustments to reconcile net income to net cash
    provided by operating activities:
   Provision for depreciation and amortization of
    intangibles                                             2,654         2,769         6,628
   Amortization of gain on reinsured business             (61,666)      (52,179)       (5,000)
   Amortization of investment (discounts) premiums,
    net                                                       343        (8,065)        4,190
   Net realized losses on investments                      45,801        34,436        21,629
   Policy acquisition costs deferred                      (63,200)      (74,993)     (118,867)
   Amortization of deferred policy acquisition
    costs                                                  47,793        55,936        55,311
   Provision for deferred federal income taxes             23,897      (147,243)       (8,093)
   (Increase) decrease in income taxes recoverable        (86,520)      163,445       (13,963)
   Change in receivables, accrued investment
    income, unearned revenue, accrued expenses,
    other assets, due to and from affiliates and
    other liabilities                                     (14,175)       37,210       (51,691)
   Increase in future policy benefit reserves for
    traditional, interest sensitive and accident
    and health policies                                   206,106       121,712       165,148
   (Decrease) increase in other policy claims and
    benefits and policyholder dividends payable            (7,761)       13,360       (25,303)
   Other                                                   (3,979)       (1,947)          215
                                                      ---------------------------------------
          NET CASH PROVIDED BY OPERATING ACTIVITIES       189,941       251,800       122,814
                                                      ---------------------------------------
 Cash flows from investing activities:
   Purchases of fixed maturity investments             (1,997,147)   (1,400,355)   (1,757,391)
   Sales and repayments of fixed maturity
    investments                                         1,806,737     1,729,692     1,992,838
   Purchase of short-term investments                  (1,042,551)   (1,378,825)     (565,146)
   Sales and repayments of short-term investments       1,018,878     1,291,366       518,870
   Purchases of other investments                         (80,010)     (222,285)     (363,978)
   Sales of other investments                             169,310       294,350       298,927
   Purchases of property and equipment                        (78)         (131)         (635)
   Sales and repayments of property and equipment               1        17,321            32
   Cash (paid) received pursuant to reinsurance
    agreement                                                  --       (27,176)       17,591
   Cash paid pursuant to reinsurance agreement             (6,697)     (162,003)           --
                                                      ---------------------------------------
           NET CASH (USED IN) PROVIDED BY INVESTING
                                         ACTIVITIES      (131,557)      141,954       141,109
                                                      ---------------------------------------
 Cash flows from financing activities:
   Activities related to investment products:
   Considerations received                                     --        43,713       226,139
   Surrenders and death benefits                               --       (79,329)     (448,349)
   Interest credited to policyholders                          --         7,174        32,886
   Dividend                                               (60,000)     (375,000)      (81,486)
   Change in foreign exchange rate                           (428)        4,308         1,337
                                                      ---------------------------------------
              NET CASH USED IN FINANCING ACTIVITIES       (60,428)     (399,134)     (269,473)
                                                      ---------------------------------------
   (Decrease) increase in cash and cash equivalents        (2,044)       (5,380)       (5,550)
   Cash and cash equivalents at beginning of year          11,704        17,084        22,634
                                                      ---------------------------------------
           CASH AND CASH EQUIVALENTS AT END OF YEAR   $     9,660   $    11,704   $    17,084
                                                      ---------------------------------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                       FORTIS BENEFITS INSURANCE COMPANY
                            STATEMENTS OF CASH FLOWS

                                                          YEARS ENDED DECEMBER 31
                                                      --------------------------------
                                                         2002          2001       2000
                                                      --------------------------------
                                                               (In thousands)
 SUPPLEMENTAL SCHEDULE OF NON-CASH INVESTING
  ACTIVITIES:
   Assets and liabilities transferred in
    reinsurance transactions (Note 9): Cessations
    of FFG in 2001 and LTC in 2000:
   Non-cash assets (ceded) received:
   Compensation for ceded liabilities                 $    --   $  (500,000)  $     --
   Fixed maturities                                        --      (161,579)        --
   Other investments                                       --      (196,987)        --
   Capital gains on assets transferred                     --           582         --
   Other assets                                            --       (20,367)      (157)
   Deferred acquisition costs                              --      (441,555)   (20,829)
                                                      --------------------------------
             TOTAL VALUE OF ASSETS (CEDED) RECEIVED   $    --   $(1,319,906)  $(20,986)
                                                      --------------------------------
   Non-cash liabilities ceded (assumed):
   Ceding commission                                  $    --   $   500,000   $     --
   Future policy benefit reserves                          --     1,049,137     15,086
   Claim liabilities and dividends payable                 --        14,928          7
   Unearned premium reserves                               --           241      7,641
   Separate accounts seed money liability                  --       (21,387)        --
   Other liabilities                                       --         1,515       (320)
   Proceeds reallocation                                   --       198,750         --
                                                      --------------------------------
                  TOTAL LIABILITIES CEDED (ASSUMED)   $    --   $ 1,743,184   $ 22,414
                                                      --------------------------------
   Deemed dividend to parent                          $    --   $  (198,750)  $     --
   Deferred tax asset                                      --        69,563         --
                                                      --------------------------------
   Net deemed dividend to parent                      $    --   $  (129,187)  $     --
                                                      --------------------------------
   Assumptions of Protective DBD in 2002 and 2001:
   Non-cash assets assumed:
   Goodwill and intangibles                            (3,796)      143,204         --
   Other assets                                         1,435        20,890         --
   Federal income tax recoverable                      (2,044)       77,110         --
                                                      --------------------------------
                               TOTAL ASSETS ASSUMED   $(4,405)  $   241,204   $     --
                                                      --------------------------------
   Non-cash liabilities assumed
   Future policy benefit reserves                     $    --   $   (21,913)  $     --
   Unearned premium reserves                               --       (13,975)        --
   Claim liabilities and dividends payable                208       (15,068)        --
   Accrued expenses and other liabilities              (2,500)      (28,245)        --
                                                      --------------------------------
                          TOTAL LIABILITIES ASSUMED   $(2,292)  $   (79,201)  $     --
                                                      --------------------------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

FORTIS BENEFITS INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS
(IN THOUSANDS)

 -----------------------------------------------------------------------------

1. NATURE OF OPERATIONS

Fortis Benefits Insurance Company (the Company) is an indirect wholly owned subsidiary of Fortis, Inc. (Fortis), which itself is an indirect, wholly owned subsidiary of Fortis (SA/NV) and Fortis N.V. The Company is incorporated in Minnesota and distributes its products in all states except New York. The Company's revenues are derived principally from group employee benefits products and from individual pre-need products.

Effective March 1, 2000, the Company sold through cessation long-term care insurance business to John Hancock Life Insurance Company on a 100% co-insurance basis. (See Note 9 "Reinsurance" for more information on this reinsurance transaction.)

Effective April 1, 2001, the Company sold through cessation certain individual life insurance policies and annuity contracts to Hartford Life Insurance and Annuity Company on a 100% co-insurance basis and it's Separate Accounts business on a 100% modified co-insurance basis. (See Note 9 "Reinsurance" for more information on this reinsurance transaction.)

Effective July 1, 2001, the Company completed a statutory merger in which Pierce National Life Insurance Company (PNL), a California insurance company, merged with and into the Company (the Merger). Immediately prior to the Merger, both the Company and PNL were indirect wholly owned subsidiaries of Fortis, Inc., a Nevada corporation and a holding company for certain insurance companies in the United States. The Merger was completed as part of an internal reorganization being effected by Fortis, Inc. with respect to certain of its life and health insurance companies. Prior period financial statements have been restated to reflect the merger.

On December 31, 2001, the Company purchased the Dental Benefits Division of Protective Life Corporation. The Purchase includes group dental, group life and group disability insurance products. The Company reinsured these insurance products on a 100% co-insurance basis and performs administration of such insurance products. (See Note 9 "Reinsurance" for more information on this reinsurance transaction.)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

NEW ACCOUNTING PRONOUNCEMENTS

In July 2002, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 146 (SFAS 146), Accounting for Costs Associated with or Disposal Activities, which is effective for exit or disposal activities that are initiated after December 31, 2002. The Company currently is not engaging in any exit or disposal activities and does not believe the impact of this new pronouncement will be material.

In June 2001, the Financial Accounting Standards Board issued statement of Financial Accounting Standards (SFAS) 141, Business Combinations, and SFAS 142, Goodwill and Other Intangible Assets. SFAS 141 addresses financial accounting and reporting for business combinations and requires that all business combinations initiated after June 30, 2001 be accounted for using the purchase method. See Note 3 "Identifiable Intangibles".

SFAS 142 eliminates the amortization of goodwill and certain intangible assets that are deemed to have indefinite lives and requires such assets to be tested for impairment and to be written down to fair value, if necessary. In accordance with SFAS 142, the Company no longer amortizes goodwill but rather tests this intangible for impairment at least on an annual basis. Upon adoption of this standard in 2002, the Company reviewed its goodwill and determined that no impairment was necessary. The Company's goodwill arises predominately from the purchase of the Dental Benefits Division of Protective Life Corporation, see
Note 9 "Reinsurance".

Derivatives Implementation Group (DIG) Issue B36, Bifurcation of Embedded Credit Derivatives, will require companies to review their modified coinsurance agreements for embedded credit derivatives. The Company is reviewing this issue at the current time and does not believe it to have a material effect on its financial statements going forward.

INVESTMENTS

The Company's investment strategy is developed based on many factors including insurance liability matching, rate of return, maturity, credit risk, tax considerations and regulatory requirements.

All fixed maturity investments and all marketable equity securities are classified as available-for-sale and carried at fair value.

Changes in fair values of available for sale securities, after related deferred income taxes and after adjustment for the changes in the pattern of amortization of deferred policy acquisition costs and participating policyholder dividends, are reported directly in shareholder's equity as accumulated other comprehensive income and, accordingly, have no effect on net income. The unrealized appreciation or depreciation is net of deferred policy acquisition cost amortization and taxes that would have been required as a charge or credit to income had such unrealized amounts been realized.

Mortgage loans constitute first liens on commercial real estate and other income producing properties. The insurance statutes in Minnesota generally require that the initial principal loaned not exceed 80% of the appraised value of the property securing the loan. Mortgage loans on real estate are reported at amortized cost, less allowance for losses. The change in the allowance for losses is recorded with realized gains and losses on investments.

Policy loans are reported at their unpaid balance. Short-term investments are carried at cost, which approximates fair value.

Real estate and other investments consist principally of limited partnerships and are accounted for using the equity method of accounting.

Realized gains and losses on sales of investments, and declines in value judged to be other-than-temporary, are recognized on the specific identification basis. Investment income is recorded as earned.

DEFERRED POLICY ACQUISITION COSTS

The costs of acquiring new business, which vary with and are directly related to the production of new business, are deferred to the extent recoverable and amortized. For traditional and pre-need life insurance and long-term care products (included as accident and health products), such costs are amortized over the premium paying period. For interest sensitive and investment products, such costs are amortized in relation to expected future gross profits. Estimation of future gross profits requires significant management judgment and is reviewed periodically. As excess amounts of deferred costs over future premiums or gross profits are identified, such excess amounts are expensed.

PROPERTY AND EQUIPMENT

Property and equipment are recorded at cost less accumulated depreciation. The Company provides for depreciation principally on the straight-line method over the estimated useful lives of the related property. Depreciation expense was $1,253, $1,243 and $4,831 for the years ended December 31, 2002, 2001 and 2000, respectively.

INCOME TAXES

The Company reports its taxable income in a consolidated federal income tax return along with other affiliated subsidiaries of Fortis, Inc. (Fortis). Income tax expense or credits are allocated among the affiliated subsidiaries by applying corporate income tax rates to taxable income or loss determined on a separate return basis according to a Tax Allocation Agreement.

Deferred income taxes reflect the net tax effects of temporary differences between the basis of assets and liabilities for financial statement purposes and for income tax purposes.

GUARANTY FUND ASSESSMENTS

There are a number of insurance companies that are currently under regulatory supervision. This may result in future assessments to the Company by state guaranty fund associations to cover losses to policyholders of insolvent or rehabilitated companies. These assessments can be partially recovered through a reduction in future premium taxes in some states. The Company believes it has adequately provided for the impact of future assessments relating to current insolvencies.

SEPARATE ACCOUNTS

Effective April 1, 2001, the Company sold through cessation its separate accounts business to Hartford Life Insurance and Annuity Company on a 100% modified co-insurance basis. Reinsurance ceded would become a liability of the Company in the event the reinsurers are unable to meet the obligations assumed under the reinsurance agreement. (See Note 9 "Reinsurance" for more information on this reinsurance transaction.)

Revenues and expenses related to the separate account assets and liabilities are excluded from the amounts reported in the accompanying statements of income.

Assets and liabilities associated with the separate accounts relate to deposits and annuity considerations for variable life and variable annuity products for which the contract owner, rather than the Company, bears the investment risk. Separate account assets are reported at fair value and represent funds held for the exclusive benefit of the variable annuity and variable life insurance contract owners.

The Company received mortality and expense risk fees from the separate accounts, deducted monthly cost of insurance charges, and received minimum death benefit guarantee fees along with issue and administrative fees from the variable life insurance separate accounts prior to the sale.

The Company made contractual mortality assurances to the variable annuity contract owners that the net assets of the separate accounts will not be affected by future variations in the actual life expectancy experience of the annuitants and beneficiaries from the mortality assumptions implicit in the annuity contracts. The Company made periodic fund transfers to, or withdrawals from, the separate account assets for such actuarial adjustments for variable annuities in the benefit payment period. The Company also guarantees that the rates at which administrative fees are deducted from contract funds will not exceed contractual maximums.

For variable life insurance, the Company guarantees that the rates at which insurance charges and administrative fees are deducted from contract funds will not exceed contractual maximums. The Company also guarantees that the death benefit will continue to be payable at the initial level regardless of investment performance so long as minimum premium payments are made.

REVENUE RECOGNITION AND FUTURE POLICY BENEFIT RESERVES

Premiums for traditional life insurance and pre-need life products are recognized as revenues when due over the premium-paying period. Reserves for future policy benefits are computed using the net level method and include investment yield, mortality, withdrawal, and other assumptions based on the Company's experience, modified as necessary to reflect anticipated trends and to include provisions for possible unfavorable deviations.

Revenues for interest sensitive and investment products consist of charges assessed against policy account balances during the period for the cost of insurance, policy administration, and surrender charges. Future policy benefit reserves are computed under the retrospective deposit method and consist of policy account balances before applicable surrender charges. Policy benefits charged to expense during the period include amounts paid in excess of policy account balances and interest credited to policy account balances. Interest crediting rates for universal life and investment products ranged from 3% to 10% in 2002, 3% to 14% in 2001 and 4% to 15% in 2000.

A portion of the Company's pre-need life products provide an increasing future benefit tied typically to the U.S. Consumer Price Index or a targeted growth rate established at management's discretion. All pre-need life products that have death benefit increases made at management's discretion are accounted for as interest-sensitive life products.

Premiums for accident and health insurance products, including medical, long-and short-term disability and dental insurance products, are recognized as revenues ratably over the contract period in proportion to the risk insured. Reserves for future disability benefits are based on the 1987 Commissioners Group Disability Table. The valuation interest rate is the Single Premium Immediate Annuity valuation rate less 100 basis points. Claims in the first five years are modified based on the Company's actual experience.

  Other policy claims and benefits payable for reported and incurred but not reported claims and related claims adjustment expenses are determined using case-basis estimates and past experience. The methods of making such estimates and establishing the related liabilities are continually reviewed and updated. Any adjustments resulting there from are reflected in income currently.

  COMPREHENSIVE INCOME

Comprehensive income is comprised of net income and other comprehensive income which includes unrealized gains and losses adjusted for the impact of gains and losses realized during the current year on securities classified as available-for-sale, net of the effect on deferred policy acquisition costs, unrealized gains and losses on foreign currency exchange, and taxes.

CASH AND CASH EQUIVALENTS

The Company considers investments with a maturity at the date of their acquisition of three months or less to be cash equivalents. These securities are carried principally at amortized cost which approximates fair value.

RECLASSIFICATIONS

Certain amounts in the 2001 and 2000 financial statements have been reclassified to conform to the 2002 presentation.

INSURANCE RELATED ASSESSMENTS

The Company has received notification of the insolvency of various life and health insurance companies. It is expected that these insolvencies will result in guaranty fund assessments against the Company based on premiums already written. As a result, the Company has accrued guaranty fund liabilities of $5,200 and $3,900 at December 31, 2002 and December 31, 2001 respectively. These liabilities are generally paid within one to two years after a company has been declared insolvent.

The Company is also required to be a member of various state health insurance pools. It is expected that it will receive assessments from these pools based on premiums already written. As a result, the Company has accrued health insurance pool liabilities of $900 and $650 at December 31, 2002 and December 31, 2001 respectively. These liabilities are generally paid within one to two years after the premiums are written.

3. IDENTIFIABLE INTANGIBLES

The Company applied the provisions of SFAS 141 for the purchase of the Dental Benefits Division of Protective Life Corporation on December 31, 2001. The Company completed the final allocation of the purchase price and recorded $28,800 of other identifiable intangible assets as follows:

                                    Years Ended
                                    December 31
                                 -----------------
                                    2002      2001
                                 -----------------
Other                            $ 2,000   $    --
Current Groups in Force:
  Present Value of Customer
   Contracts and Relationships    26,800
                                 -----------------
Total                             28,800        --
  Less Accumulated Amortization    1,400        --
                                 -----------------
                NET INTANGIBLES  $27,400        --
                                 -----------------

Identifiable intangibles are amortized over 20 years using a straight line method. During 2002, $1,400 of amortization expense was recognized. Approximately, $1,400 of intangible assets amortization expense will be recognized each year over the next 19 years.

4. INVESTMENTS

AVAILABLE-FOR-SALE SECURITIES

The following is a summary of the available-for-sale securities:

                                                                   Gross              Gross
                                              Amortized          Unrealized         Unrealized
                                                 Cost              Gains              Losses           Fair Value
                                              -------------------------------------------------------------------
AT DECEMBER 31, 2002:
  Fixed maturities:
    Governments                               $  188,467          $ 11,486           $    13           $  199,940
    Public utilities                             213,793            15,253             2,430              226,616
    Industrial and miscellaneous               1,954,189           133,903            20,544            2,067,549
    Other                                        528,221            22,365                 2              550,584
                                              -------------------------------------------------------------------
Total fixed maturities                         2,884,670           183,007            22,989            3,044,689
  Equity securities                              108,002             2,617             8,405              102,214
                                              -------------------------------------------------------------------
                                  TOTAL       $2,992,672          $185,624           $31,394           $3,146,903
                                              -------------------------------------------------------------------
AT DECEMBER 31, 2001:
  Fixed maturities:
    Governments                               $  216,644          $  3,554           $ 3,583           $  216,615
    Public utilities                             191,860             4,777             4,834              191,803
    Industrial and miscellaneous               2,048,100            69,239            34,104            2,083,235
    Other                                        287,554             6,701               466              293,789
                                              -------------------------------------------------------------------
Total fixed maturities                         2,744,158            84,271            42,987            2,785,442
  Equity securities                              114,049             6,012             4,713              115,348
                                              -------------------------------------------------------------------
                                  TOTAL       $2,858,207          $ 90,283           $47,700           $2,900,790
                                              -------------------------------------------------------------------

The amortized cost and fair value of available-for-sale investments in fixed maturities at December 31, 2002, by contractual maturity, are shown below.

                                                              Amortized
                                                                 Cost            Fair Value
                                                              -----------------------------
Due in one year or less                                       $   47,087         $   47,185
Due after one year through five years                            381,407            402,914
Due after five years through ten years                           858,016            906,034
Due after ten years                                            1,598,160          1,688,556
                                                              -----------------------------
                                                       TOTAL  $2,884,670         $3,044,689
                                                              -----------------------------

Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

MORTGAGE LOANS

The Company has issued commercial mortgage loans on properties located throughout the United States. Approximately 37% and 36% of outstanding principal is concentrated in the states of New York, California and Florida, at December 31, 2002 and 2001, respectively. Loan commitments outstanding totaled $10,200 and $0 at December 31, 2002 and 2001, respectively.

INVESTMENTS ON DEPOSIT

The Company had fixed maturities carried at $47,125 and $64,176 at December 31, 2002 and 2001, respectively, on deposit with various governmental authorities as required by law.

NET UNREALIZED GAINS (LOSSES)

The adjusted net unrealized gains (losses) on investments recorded in accumulated other comprehensive income for the year ended December 31, are set forth below:

                                                                Before-Tax         Tax Benefit         Net-of-Tax
                                                                  Amount            (Expense)            Amount
                                                                -------------------------------------------------
December 31, 2002:
  Unrealized gains (losses) on investments:
    Unrealized gains (losses) on available-for-sale
     investments                                                 $160,604           $(55,542)           $105,062
    Reclassification for gains (losses) realized in net
     income                                                       (46,717)            16,351             (30,366)
    Unrealized loss due to foreign currency exchange               (1,913)                                (1,913)
                                                                -------------------------------------------------
                                 OTHER COMPREHENSIVE GAIN        $111,974           $(39,191)           $ 72,783
                                                                -------------------------------------------------
December 31, 2001:
  (Restated) Unrealized gains (losses) on investments:
    Unrealized gains (losses) on available-for-sale
     investments                                                 $125,473           $(43,904)           $ 81,569
    Increase in amortization of deferred policy
     acquisition costs                                             (1,752)               612              (1,140)
    Reclassification for gains (losses) realized in net
     income                                                       (42,061)            14,694             (27,367)
    Unrealized loss due to foreign currency exchange               (1,485)                                (1,485)
                                                                -------------------------------------------------
                                 OTHER COMPREHENSIVE GAIN        $ 80,175           $(28,598)           $ 51,577
                                                                -------------------------------------------------
December 31, 2000:
  Unrealized gains (losses) on investments:
    Unrealized gains (losses) on available-for-sale
     investments                                                 $118,869           $(41,145)           $ 77,724
    Increase in amortization of deferred policy
     acquisition costs                                             (2,314)               810              (1,504)
    Reclassification for gains (losses) realized in net
     income                                                       (31,198)            10,919             (20,279)
    Unrealized loss due to foreign currency exchange               (1,310)                                (1,310)
                                                                -------------------------------------------------
                                 OTHER COMPREHENSIVE GAIN        $ 84,047           $(29,416)           $ 54,631
                                                                -------------------------------------------------

NET INVESTMENT INCOME AND NET REALIZED (LOSSES) GAINS ON INVESTMENTS

Major categories of net investment income and realized (losses) gains on investments for each year were as follows:

                                                                     2002             2001             2000
                                                                 ------------------------------------------
NET INVESTMENT INCOME:
  Fixed maturities                                               $200,458         $217,535         $240,163
  Equity securities                                                10,364           16,967           15,842
  Mortgage loans on real estate                                    52,392           65,524           72,278
  Policy loans                                                        575            2,156            7,114
  Short-term investments                                              787              939              600
  Real estate and other investments                                 1,894            9,428            2,877
                                                                 ------------------------------------------
                                                                  266,470          312,549          338,874
  Expenses                                                         (7,880)          (6,172)          (7,494)
                                                                 ------------------------------------------
                                                                 $258,590         $306,377         $331,380
                                                                 ------------------------------------------
NET REALIZED (LOSSES) GAINS ON INVESTMENTS:
  Fixed maturities                                               $(50,698)        $(35,594)        $(35,889)
  Equity securities                                                 3,981           (6,467)           4,691
  Mortgage loans on real estate                                       917            7,810               --
  Short-term investments                                               --             (129)             120
  Real estate and other investments                                    (1)             (57)           9,449
                                                                 ------------------------------------------
                                                                 $(45,801)        $(34,437)        $(21,629)
                                                                 ------------------------------------------

Other than temporary impairments (OTTI) are included in realized gains and losses and consist of $39,249, $5,907 and $3,129 for fixed maturities and $6,560, $28,529 and $18,500 for equity equities in 2002, 2001 and 2000 respectively. OTTI write-downs are recorded at the end of each quarter based on the fair value of the security as of the reporting date.

Proceeds from sales of investments in fixed maturities were $1,772,351, $1,729,692 and $1,992,838 in 2002, 2001 and 2000, respectively. In fixed maturities there were gross gains of $58,295, $47,473 and $16,692 and gross losses of $108,993, $83,067 and $52,581 of which were realized on the sales in 2002, 2001 and 2000, respectively.

5. DEFERRED POLICY ACQUISITION COSTS

The changes in deferred policy acquisition costs by product were as follows:

                                                                     Interest Sensitive
                                             Traditional and           and Investment            Accident
                                              Pre-Need Life               Products              and Health           Total
                                             -------------------------------------------------------------------------------
Balance, December 31, 1999                      $107,679                 $ 366,724               $ 18,498          $ 492,901
Acquisition costs deferred                        20,866                    95,284                  2,983            119,133
Acquisition costs amortized                      (21,806)                  (32,854)               (21,481)           (76,141)
Foreign currency conversion                         (262)                       (4)                    --               (266)
Increased amortization of deferred
 acquisition costs from unrealized
 gains on available-for-sale
 securities                                           --                    (2,314)                    --             (2,314)
                                             -------------------------------------------------------------------------------
Balance, December 31, 2000                      $106,477                 $ 426,836               $     --          $ 533,313
Acquisition costs deferred                        52,413                    22,580                     --             74,993
Acquisition costs amortized                      (51,811)                 (445,681)                    --           (497,492)
Foreign currency conversion                         (615)                      (41)                    --               (656)
Increased amortization of deferred
 acquisition costs from unrealized
 gains on available-for-sale
 securities                                           --                    (1,752)                    --             (1,752)
                                             -------------------------------------------------------------------------------
Balance, December 31, 2001                       106,464                     1,942                     --            108,406
Acquisition costs deferred                        53,474                     9,260                    381             63,115
Acquisition costs amortized                      (45,870)                   (1,923)                    --            (47,793)
Foreign currency conversion                           61                        24                     --                 85
                                             -------------------------------------------------------------------------------
            BALANCE, DECEMBER 31, 2002          $114,129                 $   9,303               $    381          $ 123,813
                                             -------------------------------------------------------------------------------

Included in total policy acquisition costs amortized in 2001 are $441,555 of acquisition costs and $8,013 of present value of future profits resulting from the reinsurance cession agreement on certain individual life insurance policies and annuity contracts with Hartford Life Insurance Company, which became effective April 1, 2001. See Note 9 "Reinsurance" for more information on the reinsurance transaction.

6. PROPERTY AND EQUIPMENT

A summary of property and equipment at December 31 for each year follows:

                                                                       2002             2001
                                                                   -------------------------
Leasehold improvements                                             $  2,106         $  2,106
Furniture and equipment                                              38,670           49,878
                                                                   -------------------------
                                                                     40,776           51,984
Less accumulated depreciation                                       (36,980)         (47,012)
                                                                   -------------------------
                                  NET PROPERTY AND EQUIPMENT       $  3,796         $  4,972
                                                                   -------------------------

During 2001, land, building and furniture and equipment with book values of $1,900, $15,307, and $1,605, respectively, were sold to Hartford Life and Annuity Insurance Company for $20,791.

7. ACCIDENT AND HEALTH RESERVES

Activity for the liability for unpaid accident and health claims is summarized as follows:

                                                                          Years Ended December 31
                                                                --------------------------------------------
                                                                      2002             2001             2000
                                                                --------------------------------------------
Balance as of January 1, net of reinsurance recoverables        $1,247,580       $1,154,773       $1,140,084
  Add: Incurred losses related to:
    Current year                                                   873,404          822,695          753,173
    Prior years                                                     (9,843)         (36,591)         (25,859)
                                                                --------------------------------------------
                                    TOTAL INCURRED LOSSES          863,561          786,104          727,314
                                                                --------------------------------------------
  Deduct: Paid losses related to:
    Current year                                                   508,427          434,095          428,725
    Prior years                                                    302,984          259,202          283,900
                                                                --------------------------------------------
                                        TOTAL PAID LOSSES          811,411          693,297          712,625
                                                                --------------------------------------------
            BALANCE AS OF DECEMBER 31, NET OF REINSURANCE
                                             RECOVERABLES       $1,299,730       $1,247,580       $1,154,773
                                                                --------------------------------------------

The table above differs from the amounts reported on the balance sheet in the following respects: (1) the table above is presented net of ceded reinsurance and the accident and health reserves reported on the balance sheet are gross of ceded reinsurance; and (2) the table above includes accident and health benefits payable which are included with other policy claims and benefits payable reported on the balance sheet.

Included in incurred losses presented above related to 2001 is $12,178 of reserves assumed resulting from the Dental Benefits Division of Protective Life Corporation reinsurance agreement which became effective December 31, 2001. See
Note 9 "Reinsurance" for more information on this reinsurance transaction.

Excluded from incurred losses presented above related to 2000 is $22,734 of reserves ceded resulting from the long-term care reinsurance agreement with John Hancock Life Insurance Company, which became effective March 1, 2000. See
Note 9 "Reinsurance" for more information on this reinsurance transaction.

In 2002, 2001 and 2000 presented above, the accident and health insurance line of business experienced overall favorable development on claims reserves established as of the previous year end. The favorable development was a result of a reduction of loss reserves due to ongoing analysis of recent loss development trends.

The liability for unpaid accident and health claims includes $1,250,267, $1,109,112 and $1,042,180 of total disability income reserves as of December 31, 2002, 2001 and 2000 respectively, which were discounted for anticipated interest earnings using a rate which varies by incurral year.

8. FEDERAL INCOME TAXES

The significant components of the Company's deferred tax liabilities and assets as of December 31, 2002 and 2001 are as follows:

                                                                       2002           2001
                                                                   -----------------------
Deferred tax assets:
  Deferred gain on reinsurance                                     $107,859       $129,427
  Separate account assets/liabilities                                    --          8,418
  Reserves                                                           25,892         24,356
  Deferred policy acquisition costs                                  20,327         23,427
  Claims and benefits payable                                         7,936          7,706
  Accrued liabilities                                                10,870          8,229
  Capital loss Carryforward                                          12,011             --
  Unrealized losses                                                   3,686             --
  Investments                                                         3,560          4,515
  Other                                                               4,799          6,508
                                                                   -----------------------
                                   TOTAL DEFERRED TAX ASSETS        196,940        212,586
                                                                   -----------------------
Deferred tax liabilities:
  Unrealized gains                                                   56,384         16,523
  Fixed assets                                                        1,258          1,075
  Investments                                                         2,571          1,966
  Intangible Assets                                                  11,410             --
                                                                   -----------------------
                              TOTAL DEFERRED TAX LIABILITIES         71,623         19,564
                                                                   -----------------------
                                      NET DEFERRED TAX ASSET       $125,317       $193,022
                                                                   -----------------------

As of December 31, 2002, the Company had a balance of $12,145 in its Policyholder Surplus Account under the provisions of the Internal Revenue Code. This amount could become taxable to the extent that certain future events occur.

The Company is required to establish a valuation allowance for any portion of the deferred tax asset that management believes will not be realized. In the opinion of management, it is more likely than not that the Company will realize the benefit of the deferred tax assets, and, therefore, no such valuation allowance has been established.

The Company's tax expense (benefit) for the year ended December 31 is shown as follows:

                                                                      2002          2001          2000
                                                                   -----------------------------------
Current                                                            $20,805       $84,696       $52,981
Deferred                                                            23,420       (29,222)       (8,161)
                                                                   -----------------------------------
                                                                   $44,225       $55,474       $44,820
                                                                   -----------------------------------

Federal income tax payments and refunds resulted in net payments of $112,164, $8,684 and $67,384 in 2002, 2001 and 2000, respectively.
The Company's effective income tax rate varied from the statutory federal income tax rate as follows:

                                                                   2002       2001       2000
                                                                   --------------------------
Statutory income tax rate                                          35.0%      35.0%      35.0%
Other                                                              (4.5)      (0.9)      (2.1)
                                                                   --------------------------
                                                                   30.5%      34.1%      32.9%
                                                                   --------------------------

In 2002, the Company's effective tax rate varied from the statutory federal income tax rate primarily due to an IRS audit settlement adjustment.

At December 31, 2002, the Company has a capital loss carryforward of $33,485. All net operating loss and alternative minimum tax credit carryforwards have been fully utilized.

9. REINSURANCE

In the 1996, First Fortis Life Insurance Company (First Fortis), an affiliate, received approval from the New York State Insurance Department for a reinsurance agreement with the Company. The agreement, which became effective as of January 1, 1996, decreased First Fortis' long-term disability reinsurance retention from a $10 net monthly benefit to a $2 net monthly benefit for claims incurred on and after January 1, 1996. The Company has assumed $6,705, $6,622 and $6,884 of premium from First Fortis in 2002, 2001 and 2000, respectively. The Company has assumed $21,905 and $17,480 of reserves in 2002 and 2001, respectively, from First Fortis.

In the 1999, United Family Life Insurance Company (UFL), an affiliate, received approval from the state of Georgia for a reinsurance agreement with the Company. The agreement, which became effective October 1, 1999, provided for the cession of substantially all of UFL's pre-need life insurance business on a 100% co-insurance basis. The Company assumed approximately $690,806 of reserves and received approximately $654,924 of cash, investments (primarily fixed maturities and mortgages) and other assets as of October 1, 1999. The $35,882 ceding commission was capitalized as an acquisition cost. The Company has assumed premium from UFL of $25,048 in 2002 and $35,919 in 2001 and $63,069 in 2000. The
Company has assumed $665,081 and $696,961 of reserves in 2002 and 2001, respectively, from UFL.

In 2000, the Company entered into a reinsurance agreement with John Hancock Life Insurance Company (John Hancock) for the sale of the Long-Term Care (LTC) line of business. The sale of the LTC line of business was effective March 1, 2000. The Company recorded a gain on this transaction of $19,019. The gain has been deferred and is being amortized as the level of direct inforce LTC policies decreases over future years, not to exceed 30 years. The amount of gain amortized was $1,959, $2,581 and $3,100 in 2002, 2001 and 2000, respectively.
The Company ceded $81,712, $69,719 and $32,222 of premiums in 2002, 2001 and 2000, respectively. The Company ceded $133,173 and $62,637 of reserves to John Hancock in 2002 and 2001, respectively.

  In 2001, the Company entered into a reinsurance agreement with Hartford Life Insurance and Annuity Company (Hartford) for the sale (Sale) of its Fortis Financial Group division (the Division). The Division includes, among other blocks of business, certain individual life insurance policies and annuity contracts (collectively, the Insurance Contracts) written by the Company. Certain of the Insurance Contracts permit investment in, among other investment options, various series of the Fortis Series Fund.

  To effect the Sale as it relates to the Company, The Hartford reinsured the Insurance Contracts on a 100% coinsurance basis (or 100% modified coinsurance basis for the Separate Accounts block) and agreed to administer the Insurance Contracts going forward. The Company received in connection with the Sale aggregate cash consideration of approximately $500 million from The Hartford. The reinsurance transaction resulted in a gain of $396,102 which was deferred and is being amortized into income at the rate that earnings from the business sold would have expected to emerge. The amount of gain amortized in 2002 and 2001 was $58,227 and $47,928 respectively.

In 2001, the Company entered into a reinsurance agreement with Protective Life Corporation (Protective). The agreement, which became effective December 31, 2001, provided for the assumption of Protective's Dental Benefits Division on a 100% co-insurance basis. The Company assumed approximately $75,000 of reserves, $244,000 of assets including $147,000 of goodwill and intangibles, and paid cash of approximately $169,000. During 2002, the Company finalized its purchase price allocation and allocated $28,800 to intangible assets (see Note 3), net of deferred income taxes of $10,060.

The maximum amount that the Company retains on any one life is $800 of life insurance including accidental death. Amounts in excess of $800 are reinsured with other life insurance companies on a yearly renewable term basis.

                                                                       2002           2001          2000
                                                                   -------------------------------------
Life insurance                                                     $307,360       $435,917       $17,048
Accident and health insurance                                       101,426         76,132        48,427
                                                                   -------------------------------------
                                                                   $408,786       $512,049       $65,475
                                                                   -------------------------------------

Ceded reinsurance premiums for the year ended December 31 were as follows:

                                                                       2002           2001          2000
                                                                   -------------------------------------
Life insurance                                                     $ 56,229       $ 52,548       $ 6,686
Accident and health insurance                                        11,701          7,420         8,535
                                                                   -------------------------------------
                                                                   $ 67,930       $ 59,968       $15,221
                                                                   -------------------------------------

Recoveries under reinsurance contracts for the year ended December 31 were as follows:

Reinsurance ceded would become a liability of the Company in the event the reinsurers are unable to meet the obligations assumed under the reinsurance agreement. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities or economic characteristics of the reinsurers.

10. DIVIDEND RESTRICTIONS

Dividend distributions to the parent are restricted as to the amount by state regulatory requirements. A dividend is extraordinary when combined with all other dividends and distributions made with in the preceding 12 months exceeds the greater of 10% of the insurers surplus as regards to policy holders on December 31 of the next preceding year, or the net gain from operations. In 2002 the Company declared dividends of $60,000, all of which were ordinary. In 2001, the Company declared dividends of $300,000, all of which was extraordinary. Approval was sought and received from the Minnesota Department of Commerce for the distribution of the extraordinary dividends in 2001. The Company paid $375,000 during 2001, $75,000 of which was declared in 2000. The Company paid $60,000 during 2002.

11. REGULATORY ACCOUNTING REQUIREMENTS

Statutory-basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the Minnesota Department of Commerce. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners (NAIC), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed; such practices may differ from state to state, may differ from company to company within a state, and may change in the future. The Company does not employ any significant permitted practices.

In 1998, the NAIC adopted codified statutory accounting practices (Codification) effective January 1, 2001. Codification changed, to some extent, prescribed statutory accounting practices and resulted in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification required adoption by the various states before it became the prescribed statutory basis of accounting for insurance companies domesticated within those states. Minnesota adopted Codification effective January 1, 2001. The cumulative effect of all changes resulting from the Codification guidance was recorded as a direct adjustment to statutory surplus on January 1, 2001. The effect of the adoption was an increase to statutory surplus of $33,501 due primarily to deferred taxes.

Insurance enterprises are required by State Insurance Departments to adhere to minimum risk-based capital (RBC) requirements developed by the NAIC. The Company exceeds the minimum RBC requirements.

Reconciliations of net income and shareholder's equity on the basis of statutory accounting to the related amounts presented in the accompanying statements were as follows:

                                                                Net Income               Shareholder's Equity
                                                      -------------------------------    --------------------
                                                          2002        2001       2000        2002        2001
                                                      -------------------------------------------------------
Based on statutory accounting practices               $111,378    $(48,149)   $99,806    $503,324    $485,031
Deferred policy acquisition costs                       15,321      19,057     63,821     123,814     108,406
Investment valuation differences                        (4,058)     (3,892)    (3,456)    150,916      49,062
Deferred and uncollected premiums                         (846)      2,684        449     (13,078)    (12,934)
Policy reserves                                         (4,628)     (2,744)   (13,383)     45,922      52,593
Commissions                                              1,755       6,722    (45,485)         --           5
Current income taxes payable                            (2,044)    (60,568)     2,616       1,384       1,384
Deferred income taxes                                  (23,420)     29,221      8,162      87,841     162,081
Realized gains on investments                           (1,794)      3,444     (4,958)         --          --
Realized gains (losses) transferred to the
 Interest Maintenance Reserve (IMR), net of tax         (8,201)      6,011    (17,376)         --          --
Amortization of IMR, net of tax                          2,260         672     (5,352)         --          --
Write-off of investment                                 (6,507)     (5,907)    (3,129)         --          --
Pension expense                                          5,447       3,745     (2,145)       (810)     (6,256)
Goodwill and intangibles                                (1,400)     (1,535)    (1,551)    188,605     174,492
Property and equipment                                      --      (1,255)        --       2,062       2,532
Interest maintenance reserve                                --          --         --       8,682      14,621
Asset valuation reserve                                     --          --         --      35,464      55,616
Ceded reinsurance agreement                              9,503       8,998         --    (308,167)   (361,513)
Assumed reinsurance agreement                            6,697     147,429         --          --          --
Other, net                                               1,185       3,426     14,591       8,267      (4,325)
                                                      -------------------------------------------------------
 BASED ON GENERALLY ACCEPTED ACCOUNTING PRINCIPLES    $100,648    $107,359    $92,610    $834,226    $720,795
                                                      -------------------------------------------------------

12. TRANSACTIONS WITH AFFILIATED COMPANIES

The Company receives various services from Fortis and its affiliates. These services include assistance in benefit plan administration, corporate insurance, accounting, tax, auditing, investment, information technology and other administrative functions. The fees paid to Fortis, Inc. for these services for years ended December 31, 2002, 2001 and 2000, were $15,406, $9,332 and $11,174, respectively. Information technology expenses were $8,711, $10,436 and $47,123 for years ended December 31, 2002, 2001 and 2000, respectively.

In conjunction with the marketing of its fixed and variable annuity and variable life products, the Company paid $0, $19,313 and $93,107 in commissions to its affiliate, Fortis Investors, Inc., for the years ended December 31, 2002, 2001 and 2000, respectively.

Administrative expenses allocated for the Company may be greater or less than the expenses that would be incurred if the Company were operating on a separate company basis.

13. FAIR VALUE DISCLOSURES

VALUATION METHODS AND ASSUMPTIONS

The fair values for fixed maturity securities and equity securities are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments.

Mortgage loans are reported at unpaid principal balance less allowances for possible losses. The fair values of mortgage loans are estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans to borrowers with similar credit ratings. Mortgage loans with similar characteristics are aggregated for purposes of the calculations. The carrying amount of policy loans reported in the balance sheet approximates fair value. For short-term investments, the carrying amount is a reasonable estimate of fair value. The fair values for the Company's policy reserves under the investment products are determined using cash surrender value. Separate account assets and liabilities are reported at their estimated fair values in the balance sheet.

The fair value of group annuities is primarily based upon termination value, which is calculated by applying contractual market value adjustments to the account balances. For those contracts not subject to market value adjustments at termination, book value represents fair value. For fair value of individual annuities is based primarily on surrender values. For those individual annuities that are not surrenderable, discounted future cash flows are used for calculating fair value.

Separate account assets and liabilities are reported at their estimated fair value in the balance sheet.

The fair values under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, such that the Company's exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

                                                          December 31, 2002                 December 31, 2001
                                                     ---------------------------       ---------------------------
                                                      Carrying                          Carrying
                                                       Amount         Fair Value         Amount         Fair Value
                                                     -------------------------------------------------------------
ASSETS:
  Investments:
    Securities available-for-sale:
      Fixed maturities                               $3,044,689       $3,044,689       $2,785,442       $2,791,350
      Equity securities                                 102,214          102,214          115,348          115,348
  Mortgage loans on real estate                         578,517          656,268          655,211          690,026
  Policy loans                                           10,301           10,301            9,935            9,935
  Short-term investments                                282,383          282,383          258,790          258,790
  Assets held in separate accounts                    3,126,978        3,126,978        4,372,559        4,372,559
LIABILITIES:
  Individual and group annuities (subject to
   discretionary withdrawal)                            436,123          430,199          286,367          276,900
  Liabilities related to separate accounts            3,126,978        3,126,978        4,372,559        4,372,559

14. COMMITMENTS AND CONTINGENCIES

The Company is named as a defendant in a number of legal actions arising primarily from claims made under insurance policies. These actions have been considered in establishing policy benefit and loss reserves. Management and its legal counsel are of the opinion that the settlement of these actions will not have a material adverse effect on the Company's financial position or results of operations.

15. RETIREMENT AND OTHER EMPLOYEE BENEFITS

The Company is an indirect wholly-owned subsidiary of Fortis, which sponsors a defined benefit pension plan covering employees and certain agents who meet eligibility requirements as to age and length of service. The benefits are based on years of service and career compensation. Fortis Inc.'s funding policy is to contribute annually the maximum amount that can be deducted for federal income tax purposes, and to charge each subsidiary an allocable amount based on its employee census. Pension cost allocated to the Company amounted to approximately $3,640, $4,114 and $2,097 for 2002, 2001 and 2000, respectively.

The Company participates in a contributory profit sharing plan, sponsored by Fortis, covering employees and certain agents who meet eligibility requirements as to age and length of service. Benefits are payable to participants on retirement or disability and to the beneficiaries of participants in the event of death. For employees hired on or before December 31, 2000, the first 3% of an employee's contribution is matched 200% by the Company. The second 2% is matched 50% by the Company. For employees hired after December 31, 2000, the first 3% of an employee's contribution is matched 100% by the Company. The second 2% is matched 50% by the Company. The amount expensed was approximately $5,344, $5,216 and $4,573 for 2002, 2001 and 2000, respectively.

In addition to retirement benefits, the Company participates in other health care and life insurance benefit plans (postretirement benefits) for retired employees, sponsored by Fortis. Health care benefits, either through a Fortis sponsored retiree plan for retirees under age 65 or through a cost offset for individually purchased Medigap policies for retirees over age 65, are available to employees who retire on or after January 1, 1993, at age 55 or older, with 10 years or more service. Life insurance, on a retiree pay all basis, is available to those who retire on or after January 1, 1993.

There were no net postretirement benefit costs allocated to the Company for the years ended December 31, 2002, 2001 and 2000. The Company made contributions to the postretirement benefit plans of approximately $2,275, $1,049 and $0 in 2002, 2001 and 2000, respectively, as claims were incurred. During 2002, 2001 and 2000 the Company incurred expenses related to retirement benefits of $1,223, $1,369 and $48, respectively.

                                     PART C

                                OTHER INFORMATION


Item 24.  Financial Statements And Exhibits

     (a) All financial statements are included in Part A and Part B of the Registration Statement.

     (b)  Exhibits:

          (1) Resolution of the Board of Directors of Fortis Benefits Insurance Company authorizing the establishment of Variable Account D.(1)

          (2)  Not applicable.

          (3)  a) Form of Principal Underwriter and Servicing Agreement.(1)

               b)Form of Dealer Sales Agreement.(1)

          (4)  Form of Variable Annuity Contract.(2)

          (5)  Form of Application.(3)

          (6) a) Articles of Incorporation of Fortis Benefits Insurance Company.(1)

               b) By-laws of Fortis Benefits Insurance Company.(1)

          (7)  Form of Reinsurance Contract.(1)

          (8)  Form of Participation Agreement.(1)

          (9) Opinion and consent of Douglas R. Lowe, Esq., corporate counsel of Fortis Benefits Insurance Company.

          (10) a) Consent of PricewaterhouseCoopers LLP, Independent
                  Accountants.

               b) Consent of Deloitte & Touche LLP.

               c) Consent of Arthur Andersen LLP.(5)

          (11) No Financial Statements are omitted.

          (12) Not applicable.

          (13) Not applicable.

          (14) Copy of Power of Attorney.

          (15) Organizational Chart.(4)

---------------------------------
(1) Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement File No. 333-79701 filed with the Commission on April 19, 2002.

(2) Incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement File No. 33-37577 filed with the Commission on April 28, 1998.

(3) Incorporated by reference to Post-Effective Amendment No. 17 to the Registration Statement, File No. 33-37577, dated April 19, 2002.

(4) Incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement, File No. 333-79701, dated April 9, 2003.

(5) We have not been able to obtain, after reasonable efforts, the written consent of Arthur Andersen LLP in connection with the financial statements of the Separate Account for the year ending December 31, 2001 that were audited by Arthur Andersen LLP and are included in this registration statement. This may limit your ability to assert claims against Arthur Andersen LLP under Section 11 of the Securities Act of 1933 because Arthur Andersen LLP did not consent to being named as having prepared its report.

Item 25.  Directors and Officers of Depositor

-------------------------------------------- ----------------------------------------------
NAME AND ADDRESS                             POSITION AND OFFICES WITH DEPOSITOR
-------------------------------------------- ----------------------------------------------
Robert Brian Pollock (1)                     President, and Chief Executive Officer
-------------------------------------------- ----------------------------------------------
Benjamin Cutler (1)                          Executive Vice President
-------------------------------------------- ----------------------------------------------
Michael John Peninger (3)                    Executive Vice President (President - Group
                                             Nonmedical)
-------------------------------------------- ----------------------------------------------
J. Kerry Clayton (1)                         Chairman of the Board, Director
-------------------------------------------- ----------------------------------------------
Arie Aristide Fakkert (2)                    Director
-------------------------------------------- ----------------------------------------------
A.W. Feagin (4)                              Director
-------------------------------------------- ----------------------------------------------
Lesley Silvester (1)                         Director
-------------------------------------------- ----------------------------------------------
Larry M. Cains (1)                           Treasurer
-------------------------------------------- ----------------------------------------------

(1)  Address: Fortis, Inc., One Chase Manhattan Plaza, New York, NY 10005.

(2)  Address: Fortis, Archmideslaan 6, 3500 GA Utrecht, The Netherlands.

(3)  Address: 2323 Grand Avenue, Kansas City, MO 64108.

(4)  Address: 10 Glenlake Parkway NE, Suite 500, Atlanta, GA 30328

Item 26.  Persons Controlled By Or Under Control With The Depositor Or
          Registrant

          See Exhibit 15.

Item 27.  Number Of Contract Owners

          As of January 31, 2003 there were 96,157 Contract Owners.

Item 28.  Indemnification

Fortis Benefit's By-Laws provide for indemnity and payment of expenses of Fortis Benefits's officers, directors and employees in connection with certain legal proceedings, judgments, and settlements arising by reason of their service as such, all to the extent and in the manner permitted by law. Applicable Minnesota law generally permits payment of such indemnification and expenses if the person seeking indemnification has acted in good faith and in a manner that he reasonably believed to be in the best interests of the Company and if such person has received no improper personal benefit, and in a criminal proceeding, if the person seeking indemnification also has no reasonable cause to believe his conduct was unlawful.

There are agreements in place under which the underwriter and affiliated persons of the Registrant may be indemnified against liabilities arising out of acts or omissions in connection with the offer of the Contracts; provided however, that so such indemnity will be made to the underwriter or affiliated persons of the Registrant for liabilities to which they would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence.

Insofar as indemnification for any liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.  Principal Underwriters

     (a) Woodbury Financial Services, Inc. acts as the principal underwriter for the following registered investment companies:

     First Fortis Life Insurance Company - Separate Account A
     Fortis Benefits Insurance Company - Variable Account C
     Fortis Benefits Insurance Company - Variable Account D

     (b) Officers and Directors of Woodbury Financial Services, Inc.:

     NAME AND PRINCIPAL
      BUSINESS ADDRESS             TITLE
     ------------------            -----
     Robert Kerzner**              Director, Chief Executive Officer and
                                   President
     Richard Fergesen*             Chief Financial Officer, Treasurer and
                                   Financial Principal
     Walter White*                 Director, Senior Vice President of
                                   Operations and Operations Principal
     Brian Murphy*                 Vice President
     Mark Cadalbert*               Chief Compliance Officer
     Sarah Harding*                Assistant Secretary
     Lois Grady*                   Director

     -----------------------
     *   Address: 500 Bielenberg Drive, Woodbury, MN 55125.
     **  200 Hopmeadow Street, Simsbury CT 06089

     (c) None.

Item 30.  Location Of Accounts And Records

The accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by the following:

Fortis Benefits Insurance Company:          576 Bielenberg Drive, Woodbury, MN 55125
Woodbury Financial Services, Inc.:          500 Bielenberg Drive, Woodbury, MN 55125
Hartford Administrative Services Company    500 Bielenberg Drive, Woodbury, MN 55125

Item 31.  Management Services

Effective April 1, 2001, Fortis Benefits contracted the administrative servicing obligations for the contracts to Hartford Life and Annuity Insurance Company ("Hartford Life"), a subsidiary of The Hartford Financial Services Group. Although First Fortis remains responsible for all contract terms and conditions, Hartford Life is responsible for servicing the contracts, including the payment of benefits, oversight of investment management of the assets supporting the fixed account portion of the contract and overall contract administration. This was part of a larger transaction whereby Hartford Life reinsured all of the individual life insurance and annuity business of First Fortis.

Item 32.  Undertakings

     (a) The Registrant hereby undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old so long as payments under the variable annuity Contracts may be accepted.

     (b) The Registrant hereby undertakes to include either (1) as part of any application to purchase a Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

     (c) The Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

     (d) The Depositor hereby represents that the aggregate fees and charges under the Contract are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Depositor.

The Registrant is relying on the no-action letter issued by the Division of Investment Management to American Counsel of Life Insurance, Ref. No. IP-6-88, November 28, 1988. The Registrant has complied with conditions one through four of the no-action letter.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has caused this Registration Statement to be signed on its behalf, in the Town of Simsbury, County of Hartford, and State of Connecticut on this 9th day of April, 2003.

VARIABLE ACCOUNT D OF
FORTIS BENEFITS INSURANCE COMPANY
(Registrant)

By:    Robert B. Pollock
     -----------------------------------
       Robert B. Pollock, President*


FORTIS BENEFITS INSURANCE COMPANY           *By: /s/ Marianne O'Doherty
        (Depositor)                              ----------------------
                                                    Marianne O'Doherty
                                                    Attorney-in-Fact
By:    Robert B. Pollock
     -----------------------------------
       Robert B. Pollock, President*

Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons, in the capacities and on the date indicated.

J. Kerry Clayton
    Chairman of the Board*
Arie Aristide Fakkert
    Director*
Alan W. Feagin
    Director*
Robert Brian Pollock                           *By: /s/ Marianne O'Doherty
    President and Director*                         ----------------------
    Chief Executive Officer                            Marianne O'Doherty
Michael John Peninger                                  Attorney-in-Fact
    Director*
Larry M. Cains                                 Date:  April 9, 2003
    Treasurer, Principal Accounting
    Officer, and Principal Financial Officer
Lesley Silvester
    Director*



    33-37577

                                  EXHIBIT INDEX


9 Opinion and Consent of Douglas R. Lowe, Esq., corporate counsel of Fortis Benefits Insurance Company.

10(a)  Consent of PricewaterhouseCoopers LLP, Independent Accountants.

10(b)  Consent of Deloitte & Touche LLP.

14     Copy of Power of Attorney.